ANNUAL REPORT

OCTOBER 31,
1999

(LOGO) (R)
Victory Funds

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Victory Funds

Risk/Reward Investment Spectrum

The Victory Funds offer a combined total of 32 money market, fixed income, specialty and equity mutual funds for individuals and institutions.

LOW  REWARD  HIGH

Growth/Equity

International Growth
Small Co. Opportunity
Ohio Regional Stock
Special Value
Growth
Stock Index
Diversified Stock
Established Value
Lakefront
Value

Specialty

Real Estate Investment
Convertible Securities
Balanced

Income

Taxable

Investment Quality Bond
Government Mortgage
Fund for Income
Intermediate Income
Limited Term Income

Tax-Free

Ohio Municipal Bond
New York Tax-Free
National Municipal Bond

Money Market

Ohio Municipal Money Market
Tax-Free Money Market
Institutional Money Market
Financial Reserves
Prime Obligations
Gradison Government Reserves
Federal Money Market
U.S. Government Obligations

LOW  RISK  HIGH

Source: Investment Product Group, Key Asset Management.

This report is authorized for distribution only when preceded or accompanied by a current prospectus for the appropriate Victory Fund. For more complete information including a prospectus, which includes fees and ongoing expenses, please call 1-800-539-FUND.(R) Please read it carefully before investing or sending money.

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TABLE OF CONTENTS

Key Asset Management Inc. (KAM) a subsidiary of KeyCorp, is the investment adviser to The Victory Funds. The Victory Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives a fee for its services from the Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for the Victory Funds.

Shares of the Victory Funds are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any KeyCorp bank, Key Asset Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Year 2000 Risk. Like other mutual funds, each of the Funds could be adversely affected if the computer systems used by their third party service providers do not properly process and calculate date-related information. The Funds' service providers have been actively updating their systems to be able to process year 2000 data. However, there can be no assurance that these steps will be adequate to avoid a temporary service disruption or any adverse impact on the Funds.

12/19/99

Shareholder Letter                           3
Investment Review and Outlook                4

Fund Review and Commentary

Introduction to Victory Money
  Market Funds                               5
Introduction to Victory Taxable
  Fixed Income Funds                         8
Introduction to Victory Municipal
  Fixed Income Funds                        14
Introduction to Victory Specialty Funds     17
Introduction to Victory Growth/Equity
  Funds                                     21
Introduction to Financial Statements        32
How to Read Your Financial Statement        33

Financial Statements

Victory Money Market Funds
  U.S. Government Obligations Fund
    Schedule of Investments                 35
    Statements of Assets and Liabilities    43
    Statements of Operations                44
    Statements of Changes in Net Assets     45
    Financial Highlights                    46

  Prime Obligations Fund
    Schedule of Investments                 36
    Statements of Assets and Liabilities    43
    Statements of Operations                44
    Statements of Changes in Net Assets     45
    Financial Highlights                    47

  Financial Reserves Fund
    Schedule of Investments                 40
    Statements of Assets and Liabilities    43
    Statements of Operations                44
    Statements of Changes in Net Assets     45
    Financial Highlights                    48

  Tax-Free Money Market Fund
    Schedule of Investments                 49
    Statements of Assets and Liabilities    66
    Statements of Operations                67
    Statements of Changes in Net Assets     68
    Financial Highlights                    69

  Ohio Municipal Money Market Fund
    Schedule of Investments                 57
    Statements of Assets and Liabilities    66
    Statements of Operations                67
    Statements of Changes in Net Assets     68
    Financial Highlights                    70

Victory Taxable Fixed Income Funds
  Limited Term Income Fund
    Schedule of Investments                 71
    Statements of Assets and Liabilities    86
    Statements of Operations                87
    Statements of Changes in Net Assets     88
    Financial Highlights                    90
    Statements of Cash Flows               193

1

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TABLE OF CONTENTS
(continued)

  Intermediate Income Fund
    Schedule of Investments                 74
    Statements of Assets and Liabilities    86
    Statements of Operations                87
    Statements of Changes in Net Assets     88
    Financial Highlights                    91
    Statements of Cash Flows               193

  Fund for Income
    Schedule of Investments                 78
    Statements of Assets and Liabilities    86
    Statements of Operations                87
    Statements of Changes in Net Assets     88
    Financial Highlights                    92

  Government Mortgage Fund
    Schedule of Investments                 80
    Statements of Assets and Liabilities    86
    Statements of Operations                87
    Statements of Changes in Net Assets     89
    Financial Highlights                    93

  Investment Quality Bond Fund
    Schedule of Investments                 81
    Statements of Assets and Liabilities    86
    Statements of Operations                87
    Statements of Changes in Net Assets     89
    Financial Highlights                    94
    Statements of Cash Flows               193

Victory Municipal Fixed Income Funds
  National Municipal Bond Fund
    Schedule of Investments                 95
    Statements of Assets and Liabilities   108
    Statements of Operations               109
    Statements of Changes in Net Assets    110
    Financial Highlights                   111

  New York Tax-Free Fund
    Schedule of Investments                 98
    Statements of Assets and Liabilities   108
    Statements of Operations               109
    Statements of Changes in Net Assets    110
    Financial Highlights                   113

  Ohio Municipal Bond Fund
    Schedule of Investments                100
    Statements of Assets and Liabilities   108
    Statements of Operations               109
    Statements of Changes in Net Assets    110
    Financial Highlights                   114

Victory Specialty Funds
  Balanced Fund
    Schedule of Investments                115
    Statements of Assets and Liabilities   131
    Statements of Operations               132
    Statements of Changes in Net Assets    133
    Financial Highlights                   134
    Statements of Cash Flows               193

  Convertible Securities Fund
    Schedule of Investments                126
    Statements of Assets and Liabilities   131
    Statements of Operations               132
    Statements of Changes in Net Assets    133
    Financial Highlights                   135
    Statements of Cash Flows               194

  Real Estate Investment Fund
    Schedule of Investments                130
    Statements of Assets and Liabilities   131
    Statements of Operations               132
    Statements of Changes in Net Assets    133
    Financial Highlights                   136

Victory Equity Funds
  Value Fund
    Schedule of Investments                137
    Statements of Assets and Liabilities   159
    Statements of Operations               160
    Statements of Changes in Net Assets    161
    Financial Highlights                   163
    Statements of Cash Flows               194

  Lakefront Fund
    Schedule of Investments                140
    Statements of Assets and Liabilities   159
    Statements of Operations               160
    Statements of Changes in Net Assets    161
    Financial Highlights                   164

  Established Value Fund
    Schedule of Investments                142
    Statements of Assets and Liabilities   159
    Statements of Operations               160
    Statements of Changes in Net Assets    161
    Financial Highlights                   165

  Diversified Stock Fund
    Schedule of Investments                144
    Statements of Assets and Liabilities   159
    Statements of Operations               160
    Statements of Changes in Net Assets    162
    Financial Highlights                   166
    Statements of Cash Flows               194

  Stock Index Fund
    Schedule of Investments                147
    Statements of Assets and Liabilities   159
    Statements of Operations               160
    Statements of Changes in Net Assets    162
    Financial Highlights                   168
    Statements of Cash Flows               194

  Growth Fund
    Schedule of Investments                156
    Statements of Assets and Liabilities   159
    Statements of Operations               160
    Statements of Changes in Net Assets    162
    Financial Highlights                   169
    Statements of Cash Flows               195

  Special Value Fund
    Schedule of Investments                170
    Statements of Assets and Liabilities   185
    Statements of Operations               186
    Statements of Changes in Net Assets    187
    Financial Highlights                   188
    Statements of Cash Flows               195

  Ohio Regional Stock Fund
    Schedule of Investments                173
    Statements of Assets and Liabilities   185
    Statements of Operations               186
    Statements of Changes in Net Assets    187
    Financial Highlights                   189
    Statements of Cash Flows               195

  Small Company Opportunity Fund
    Schedule of Investments                175
    Statements of Assets and Liabilities   185
    Statements of Operations               186
    Statements of Changes in Net Assets    187
    Financial Highlights                   190
    Statements of Cash Flows               195

  International Growth Fund
    Schedule of Investments                178
    Statements of Assets and Liabilities   185
    Statements of Operations               186
    Statements of Changes in Net Assets    187
    Financial Highlights                   191

Notes                                      196
Report of Independent Accountants          219

2

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Letter to our Shareholders

On behalf of Victory Funds, thank you for your continued support and confidence in using Victory Funds to help realize your investment goals! I am pleased to present the Victory Fund's Annual Report for the period ended October 31, 1999. I hope you find this report useful, easy to read, and a valuable tool.

At Victory Funds, we recognize that you, our valued shareholder, are the key to our continued success. Your ongoing investor confidence has enabled the Funds, as a whole, to grow year-after-year. Victory Funds are now 32 mutual funds strong with more than $18 billion in assets under management.

Because we believe that an informed investor is the best investor, I thought it was important to share with you "What Makes Victory Funds Different?"
I am confident that after you review the following points of interest you will be further reassured of your investment in Victory Funds and in a better position to share the Victory story with your family, friends, and business associates. So, "What Makes Victory Funds Different?"

Truth in Labeling. It's the essence of Victory Funds. Our portfolio managers and teams are known for adhering to a fund's investment style and objective. In simple terms, "we stick to our knitting."

A Disciplined Investment Process. Key Asset Management, the adviser to Victory Funds, draws from over 100 years of investment management experience and employs a structured and disciplined process of selecting securities for Victory portfolios.

Team Approach to Investment Management. A knowledgeable team of investment professionals backs the portfolio management of each Victory Fund. Although each Victory Fund features one or two portfolio managers, you benefit from a number of talented investment minds supporting their efforts.

Guidance. Victory strives to make sure you have the information you need to make the best investment decisions. The guidance available through investment consultants, "www.victoryfunds.com," our educational materials, and Victory Funds Service Center (1-800-539-FUND) all come together for one purpose -- our shareholders.

Performance. The bottom-line -- results. At Victory Funds, we strive for optimal investment returns at reasonable risk levels. We are committed to managing the risk/return equation for Victory shareholders.

Again, thank you for choosing the Victory Funds to help you realize your financial goals and, as always, we welcome your comments on this report.

/s/ Leigh A. Wilson

Leigh A. Wilson
President
The Victory Funds

3

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Investment Review and Outlook

The Great Beyond

Save for a couple of brief but noteworthy interruptions, U.S. stocks and bonds have been in a bull market for more than 17 years. The domestic economy has been growing for much of that time, and is well into the ninth year of its current expansion. As these measures of our nation's prosperity grow ever longer in the tooth, investors cannot help but ask just how long such good times can continue.

Those questions grew louder in recent months, amplified by a couple of soberingly swift and steep stock market declines. The combination of tighter monetary policy, a weaker dollar, hints of nascent inflation, extended equity valuations, deteriorating market breadth and Y2K-related uncertainty overwhelmed strong underlying economic and profit trends. Even the most ardent bulls admitted that the environment had become more challenging, while some pessimists proclaimed the onset of a bear market.

Now, I am not in the market-timing business. Trying to predict when the market will head south (or north) is an exercise in futility, and of little value. On the other hand, ignoring the market's excesses and their attendant risks is equally foolhardy. At worst, the preconditions are in place for a more substantial market setback that could have wide-ranging and long-lasting repercussions. At the very least, we have the recipe for continued volatility in the months ahead. In any case, I believe a more defensive portfolio posture is appropriate as we head into the last few weeks of the year. Stocks with less sensitivity to the market (i.e., lower betas) deserve greater emphasis. Within balanced accounts, fixed income securities are relatively more appealing. Even cash warrants consideration, given the unusually high real short-term rates available.

Yet for as uncomfortable as I am about the stock market's near-term prospects, I am steadfastly optimistic about its longer-term potential, and I believe that equities will remain the asset class of choice well into the new millennium. Some period of adjustment is inevitable, and may already be underway. But whether that adjustment takes six weeks, six months or six quarters to unfold, I think the prospects for satisfactory equity returns over the subsequent six years (and beyond) are favorable. While those returns are unlikely to approach the breathtaking levels of the past several years, I believe they will exceed most alternatives, and will increase the purchasing power of your portfolio over time. Investors who take advantage of near-term market turbulence to build long-term positions in good companies (both large and small) that are temporarily out of favor should be amply rewarded for their efforts over time.

Faced with the deafening roar of advice and analysis bombarding them every day, it is easy to understand why investors could feel a little overwhelmed as we head into the second millennium's home stretch. To this cacophony, I would like to add a simple observation: investing is a marathon, not a sprint. To excel requires stamina, constant attention to your long-term objectives, and plain old common sense. Guessing next month's industrial production or the following quarter's earnings per share may seem important today, given the market's overriding emphasis on short-term performance. However, getting the long-range picture in proper focus will prove far more relevant tomorrow.

At the Victory Funds, our team of seasoned investment professionals has the experience to put today's turbulent markets in perspective. We appreciate your support, and welcome your questions and comments.

/s/ Charles G. Crane

Charles G. Crane, Chief Market Strategist
Key Asset Management

4

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Introduction to Money Market Funds

                       CREDIT REVIEW

                 INTEREST RATE ENVIRONMENT

                       SECTOR SCREEN

TAXABLE FUND PERFORMANCE            TAX-FREE FUND PERFORMANCE
The Victory U.S. Government         The Victory Tax-Free
Obligations Fund                    Money Market Fund
The Victory Prime                   The Victory Ohio Municipal
Obligations Fund                    Money Market Fund
The Victory Financial
Reserves Fund


THE INVESTMENT PROCESS

As with longer-term fixed income portfolios, each portfolio manager seeks to enhance portfolio yields by identifying opportunities in the financial markets for incremental returns and by seeking relative value. Portfolio managers for the Victory Funds follow the shape and movement of the yield curve closely. This process helps the portfolios to take advantage of anticipated movements in short-term interest rates.

5

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VICTORY MONEY MARKET FUNDS

The Victory U.S. Government Obligations Fund
The Victory Prime Obligations Fund
The Victory Financial Reserves Fund

In the fall of 1998 interest rates had declined in response to various financial crises. Year-end pressures created opportunities to extend the average maturity of the fund; it was assumed that a favorable interest rate environment would continue into early 1999. As the year unfolded, debate began to focus on economic strength and potential inflation. The Fed was concerned that strong growth would have inflationary consequences. By mid-year it became apparent that the financial crisis was a memory and the monetary easings that took place late in the year could be reversed. It became opportunistic to match the maturity of the funds investments with the conclusion of the various meetings of the Federal Open Market Committee. Under a new Fed policy it was at these meetings that monetary policy changes would be announced. This allowed for extending the average maturity of the portfolio between meetings to avoid intermittent reinvestment risk. While at the same time being positioned to take advantage of any increase in rates resulting from monetary policy decisions.

The Fed reversed two-thirds of the easing undertaken in 1998 and at the least, a total reversal of the previous years should be expected for the remainder of 1999. As the year draws to a close, managing the fund requires considering both the technical and fundamental factors that will influence the market. Technical conditions from Y2K will have the strongest influence on the market and investment selections. The availability of liquidity in the marketplace has been the number one concern.

For the year ended October 31, 1999, the Funds' performance was strong. This can be attributed to timely extension investments made during the year both in fixed and floating rate securities. In addition. Victory Prime Obligations and Financial Reserves Fund was positioned to take advantage of the monetary policy tightenings initiated twice during the year. This had an immediate impact on the Funds as they were able to capture increased yield resulting from the policy adjustments.

Looking ahead, the positive yield curve resulting from technical and fundamental factors in the market will continue to enhance the Funds' yield as maturing securities will be reinvested at higher yields. Though the supply of available securities maturing before year end has diminished, the Fed has pledged to provide adequate liquidity to the markets to soften the effect of Y2K. In the new year attention will once again be directed toward economic fundamentals and their impact on interest rates. We believe concern over technical conditions in the market place will fade in importance.

                             As of October 31, 1999

                           U.S. GOVT OBLIGATIONS      PRIME        FINANCIAL
                           SELECT       INVESTOR      OBLIGATIONS  RESERVES

Seven-Day Yield            4.45%        4.71%         4.81%        4.88%
Seven-Day Effective Yield  4.55%        4.82%         4.92%        4.99%
One Year Total Return      4.27%        4.54%         4.52%        4.62%

Past performance is not predictive of future results. Yields will fluctuate with market conditions.

                             Maturity Schedule1
                               As of 10/31/99

Days to                    U.S. GOVT         PRIME            FINANCIAL
Maturity                   OBLIGATIONS       OBLIGATIONS      RESERVES

Less than 30 Days          74.1%             41.4%            51.5%
31 to 60 Days                --              20.8%            16.1%
61 to 90 Days               5.7%             12.5%             5.3%
Greater than 90 Days       20.2%             25.3%            27.1%

An investment in the Fund is not insured or guaranteed by the FDIC or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1 The Funds' Maturity Schedules presented may not be representative of current or future investment holdings. Fund holdings may change at any time.

6

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VICTORY MONEY MARKET FUNDS

The Victory Tax-Free Money Market Fund
The Victory Ohio Municipal Money Market Fund

Mixed economic data persisted throughout the year -- strong economy -- high consumer confidence -- low unemployment -- low inflation. Markets intently watched for possible Fed intervention in short term interest rates as well as any Fed biases in rate direction.

At their June and August meetings, the Federal Reserve Open Market Committee voted to increase the fed funds rate 25 basis points each time in attempts to avert an overheating economy and a possible inflationary trend. As a result, by the 4th quarter, yields on 1 year fixed rate notes had risen over 100 basis points from levels in the 1st quarter. Throughout the year, supply and demand imbalances in the short end of the tax exempt markets also created volatility in rates. Both events created opportunities to constructively position the portfolios.

The Funds' performance was largely effected by the mix of fixed and variable rate securities and timing of those purchases. 1st calendar quarter performance lagged the Funds' municipal peer group as a result of large inflows of cash during that period -- Victory Tax Exempt Fund net assets increased by 43% and Victory Ohio Municipal Money Fund net assets increased by 37%. Yields on new investments were at their lowest levels of the year. The new cash was put to work in the shortest maturities (short rate resets) -- as market rates increased in 2nd/3rd quarters the Funds recovered and were able to benefit with higher rates after Fed tightenings. 2nd and 3rd quarter performance improved.

Year end historically creates unique opportunities in the tax exempt markets. This year appears no different with the exception of the added challenge of Y2K uncertainties.

Entering the 4th quarter, the markets continue to watch for Fed intervention in short term rates. Uncertain monetary policy along with questions about how investors preparation for Y2K will affect cash flow creates more reason to stay short than to go long. The Funds are currently positioned at the average maturity of its municipal peer group, as a defensive measure but will certainly be more liquid than usual as year end nears ... just in case.

               As of October 31, 1999

                             TAX-FREE    OHIO MMMKT

Seven-Day Yield              2.76%       2.69%
Tax Equivalent Yield1        4.31%       4.71%
Seven-Day Effective Yield    2.80%       2.73%
Seven-Day Tax Equivalent
Effective Yield1             4.38%       4.78%
One Year Total Return        2.55%       2.49%

Past performance is not predictive of future results. Yields will fluctuate with market conditions.

                Maturity Schedule2
                  As of 10/31/99

Days to Maturity            TAX-FREE     OHIO MMMKT

Less than 30 Days           73.3%        73.4%
31 to 60 Days                8.2%         6.8%
61 to 90 Days                2.0%         1.3%
Greater than 90 Days        16.5%        18.5%

The Victory Ohio MMMKT yields reflect the waiver of a portion of certain fees for various periods. In such instances and without such waivers, the current 7-day yield and Tax-Equivalent Yield would have been 2.45% and 4.29%, and the 7-day effective yield and 7-day effective Tax Equivalent Yield of the Tax-Free Fund would have been 2.38% and 4.17% respectively. An investment in the Fund is not insured or guaranteed by the FDIC or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the Federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

1 The tax equivalent yield is for illustrative purposes only. The tax rate used to calculate the tax equivalent yield was based on a Federal regular income tax rate of 36.0%, and the rate used for the Ohio MMMKT is the combined 36.0% Federal and 6.9% Ohio state income tax rates. Additional state and local taxes paid on comparable taxable investments were not used to increase Federal tax deductions. The income tax rate does not reflect the possible effects of the Federal alternative minimum tax rate.

2 The Maturity Schedules presented may not be representative of current or future investment holdings. Fund holdings may change at any time.

Introduction to Taxable Fixed Income Funds

THE INVESTMENT PROCESS

Selecting fixed income securities involves ongoing analysis not only of the bonds available in the marketplace, but of interest rates, yield curves, relative values and sector weightings. To conduct their security selection, the experienced fixed income management team follows a disciplined and tested process.

The investment advisor assigns a relative value to each economic sector by utilizing its in-house analytical capabilities as well as a wide range of outside research. It considers the broad economic environment in making duration decisions for each of the Victory Funds. The portfolio managers have developed a proprietary process to identify those securities that have strong potential for income and total return. They are active managers, continually monitoring portfolio holdings for shifts in value that will affect buy and sell decisions.

                    FIXED INCOME SECURITIES UNIVERSE

                       CREDIT SCREENING PROCESS

                     DURATION AND MATURITY SCREEN

SHORT-TERM POOL            INTERMEDIATE-TERM POOL        LONG-TERM POOL

Yield Curve Shape and      RELATIVE VALUE ANALYSIS
Movement Analysis          Supply and Demand Scarcity; Regulatory Changes;
                           New Products or Securities; New Issues; Technical
                           Innovation; Sector Analysis; Investor Sentiment

SHORT-TERM FUND            INTERMEDIATE-TERM FUNDS       LONG-TERM FUNDS
The Victory Limited Term   The Victory Intermediate      The Victory Investment
Income Fund                Income Fund                   Quality Bond Fund
                           The Victory Fund for Income
                           The Victory Government
                           Mortgage Fund

1
Research.

Before any fixed income security can be considered for purchase by a portfolio manager, it must pass a stringent internal credit review process. As part of this process, credit analysts review the structure and credit ratings of the individual securities as well as the financial statements of the organizations that issue them.

2
No large duration bets are taken.

To keep the interest rate sensitivity of the Victory Funds' fixed income portfolios consistent with the market, a security benchmark is chosen that is appropriate for a given portfolio. The portfolio is then managed to keep its duration as close as possible to that of the given benchmark. By not taking large "duration bets," interest rate risk of the portfolio is reduced relative to the benchmark.

3
Relative Value.

The portfolio managers for the Victory Funds combine both technical research and market experience to seek to identify inefficiencies and anomalies in the marketplace. Inefficiencies give the portfolio manager the opportunity to purchase securities for the portfolio that may provide higher yields or total returns. Differences in relative value are a function of securities' yield differentials (e.g. between corporate, government and mortgage/asset backed securities), caused by regulatory changes, forces of supply and demand, and investor sentiments.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Limited Term Income Fund

The market environment this year has been one of rising interest rates. The Federal Reserve raised interest rates twice this year. Inflation is moderate but accelerating slightly over this time period. Rumors of unprecedented corporate supply added to the uncertainly in the market. The Limited Term Income Fund's performance was hampered slightly due to the yield curve steepening coupled with an overweight in corporate, mortgage and asset-backed bonds.

For the year ending October 31, 1999, the Fund returned 1.72% at NAV, compared to the performance of its benchmark, the Lehman 1-3 yr. Treasury Index,* which returned 2.97%. The Fund has adopted this benchmark because it is more closely aligned with the portfolio of the Fund. The Merrill Lynch 1-3 yr. Treasury Index, the Fund's previous benchmark, returned 3.00% for the same period.

Rumors of a heavy supply calendar in the corporate market initially put pressure on spreads; this widening also affected the mortgage and asset backed sectors. As the third quarter came to a close the expected supply did not materialize. This event helped the spreads in the corporate market rebound. This spread tightening also benefited asset-backed and mortgage securities.

We continue to focus the portfolio with liquidity and high credit quality as a priority. As Y2K fears subside we expect to see a more normalized bond market in the first quarter of 2000. In anticipation of this, we will continue to look for relative value opportunities in the corporate, mortgage and asset-backed market.

Victory Limited Term Income Fund
vs. Merrill Lynch 1-3 Yr Treas & Lehman 1-3 Yr Gov't

           Limited      Limited Term  Merrill
           Term         Class A       Lynch          Lehman
           Class A      @ NAV         1-3 Yr Treas   1-3 Yr Gov't

10/31/89    9843        10040         10000          10000
11/30/89    9926        10124         10242          10135
12/31/89    9961        10161         10283          10188
1/31/90     9958        10157         10291          10218
2/28/90     9998        10198         10339          10240
3/31/90    10013        10214         10374          10398
4/30/90    10020        10220         10395          10506
5/31/90    10181        10384         10554          10633
6/30/90    10286        10491         10665          10671
7/31/90    10417        10626         10798          10755
8/31/90    10431        10639         10830          10875
9/30/90    10492        10701         10919          10978
10/31/90   10606        10818         11039          11109
11/30/90   10733        10947         11148          11213
12/31/90   10832        11049         11283          11283
1/31/91    10935        11154         11386          11359
2/28/91    11007        11227         11454          11467
3/31/91    11067        11288         11531          11533
4/30/91    11159        11382         11640          11578
5/31/91    11237        11462         11711          11679
6/30/91    11256        11481         11758          11839
7/31/91    11352        11579         11861          11964
8/31/91    11507        11737         12023          12095
9/30/91    11636        11869         12153          12218
10/31/91   11753        11988         12284          12405
11/30/91   11881        12118         12412          12388
12/31/91   12077        12318         12601          12426
1/31/92    12023        12263         12581          12422
2/29/92    12046        12287         12625          12535
3/31/92    12011        12251         12620          12652
4/30/92    12110        12352         12736          12780
5/31/92    12241        12486         12852          12929
6/30/92    12366        12614         12983          13035
7/31/92    12536        12787         13129          13159
8/31/92    12629        12882         13244          13081
9/30/92    12764        13019         13370          13060
10/31/92   12666        12920         13290          13185
11/30/92   12613        12865         13268          13323
12/31/92   12724        12979         13394          13428
1/31/93    12875        13132         13534          13468
2/28/93    13016        13276         13649          13551
3/31/93    13020        13281         13690          13515
4/30/93    13138        13401         13775          13617
5/31/93    13118        13381         13737          13645
6/30/93    13232        13497         13838          13760
7/31/93    13251        13516         13870          13804
8/31/93    13400        13668         13991          13834
9/30/93    13457        13726         14036          13836
10/31/93   13476        13746         14064          13891
11/30/93   13441        13710         14067          13979
12/31/93   13504        13774         14119          13892
1/31/94    13606        13879         14210          13823
2/28/94    13473        13742         14119          13770
3/31/94    13343        13610         14049          13789
4/30/94    13266        13531         13999          13824
5/31/94    13272        13538         14019          13948
6/30/94    13295        13561         14060          13993
7/31/94    13432        13701         14181          13961
8/31/94    13456        13725         14231          13993
9/30/94    13379        13646         14199          13934
10/31/94   13387        13654         14231          13962
11/30/94   13304        13570         14167          14152
12/31/94   13334        13600         14200          14344
1/31/95    13498        13768         14397          14424
2/28/95    13706        13980         14595          14553
3/31/95    13779        14054         14676          14803
4/30/95    13895        14173         14807          14883
5/31/95    14186        14469         15066          14941
6/30/95    14256        14541         15147          15029
7/31/95    14294        14580         15210          15103
8/31/95    14378        14666         15300          15228
9/30/95    14448        14737         15374          15359
10/31/95   14561        14852         15504          15476
11/30/95   14700        14994         15641          15608
12/31/95   14797        15093         15761          15547
1/31/96    14925        15224         15895          15536
2/29/96    14848        15145         15828          15551
3/31/96    14797        15093         15814          15586
4/30/96    14797        15093         15827          15699
5/31/96    14819        15115         15860          15761
6/30/96    14920        15218         15974          15819
7/31/96    14960        15260         16037          15963
8/31/96    14996        15296         16091          16143
9/30/96    15131        15434         16237          16263
10/31/96   15279        15585         16420          16266
11/30/96   15387        15695         16546          16344
12/31/96   15392        15700         16546          16383
1/31/97    15444        15753         16624          16370
2/28/97    15485        15795         16662          16504
3/31/97    15466        15775         16656          16620
4/30/97    15577        15889         16792          16735
5/31/97    15660        15973         16906          16917
6/30/97    15764        16080         17023          16934
7/31/97    15916        16235         17210          17063
8/31/97    15919        16237         17226          17189
9/30/97    16033        16354         17356          17232
10/31/97   16131        16453         17485          17347
11/30/97   16180        16504         17528          17514
12/31/97   16278        16603         17648          17530
1/31/98    16422        16751         17819          17598
2/28/98    16421        16750         17834          17682
3/31/98    16485        16815         17907          17776
4/30/98    16545        16876         17991          17867
5/31/98    16638        16971         18086          17951
6/30/98    16710        17044         18180          18170
7/31/98    16770        17106         18265          18415
8/31/98    16965        17304         18495          18505
9/30/98    17211        17556         18740          18487
10/31/98   17236        17581         18832          18557
11/30/98   17192        17535         18816          18627
12/31/98   17248        17593         18882          18544
1/31/99    17301        17648         18957          18670
2/28/99    17182        17525         18864          18728
3/31/99    17288        17634         18995          18715
4/30/99    17342        17689         19056          18769
5/31/99    17309        17655         19044          18827
6/30/99    17328        17675         19104          18880
7/31/99    17366        17713         19164          19002
8/31/99    17349        17696         19220          19054
9/30/99    17476        17826         19344          19090
10/31/99   17532        17883         19396          19090

Graph reflects investment growth of a $10,000 investment, since inception.

Past performance is not predictive of future results.

The Merrill Lynch 1-3 Year Treasury Index (Merrill Lynch 1-3 Yr Treas) is an unmanaged index, generally representative of the general performance of short-term (1-3 year) U.S. Treasury securities. An investor cannot invest directly in an index.

* The Lehman 1-3 year Government Index is an unmanaged index, generally representative of U.S. Treasury and Agency securities with less than three years to maturity. An investor cannot invest directly in an index.

             Total Return
            As of 10/31/99

                              Maximum
                  Net Asset   Offering
                  Value       Price

One Year          1.72%       -0.36%
Three Years       4.69%        4.00%
Five Years        5.54%        5.12%
Ten Years         5.94%        5.73%
Average Annual
Since Inception
10/20/89          5.97%        5.76%

            Asset Type

Corporate Bonds              19.2%
U.S. Treasury Obligations    25.4%
Asset Backed Securities      15.5%
Commercial Paper              9.4%
U.S. Gov't Mortgage Backed   25.2%
U.S. Gov't Agencies           3.5%
Other Assets                  1.8%

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time. Fund holdings are subject to change at any time.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Intermediate Income Fund

After a strong spring and a painful summer, the fixed income market improved significantly during the final two months of this fiscal year. Institutional accounts built their cash position in anticipation of a large increase in corporate debt supply that never materialized. As a result, there was too much cash chasing too few bonds and spreads tightened dramatically. This tightening affected the rest of the fixed income markets as mortgages, agencies, and asset-backed securities all outperformed corporate bonds.

For the year ended October 31, 1999, the Intermediate Income Fund ("The Fund") outperformed (at NAV) the Lehman Intermediate Government Corp Index return of -0.66%. In fact, the fund outperformed in three of four quarters. An overweight in spread product as well as a focus on liquidity were the primary determinants of the Fund's performance. Portfolio turnover reflected active trading in the mortgage market and opportunistic use of new issuance in the corporate market. A more substantial position in spread product, especially corporate Yankees and mortgages, would have increased Fund performance over the last 12 months.

Liquidity and credit quality will continue to dominate the investment strategies of the Fund. As Y2K fears abate and we see seasonal buying in the first quarter of 2000, we anticipate a continued albeit less dramatic tightening of spreads. Therefore, we will continue to overweight spread product while keeping a watchful eye on the new issue calendar.

             Total Return
           As of 10/31/99

                  Net Asset  Maximum
                  Value      Offering
                             Price

One Year          -0.18%     -5.91%
Three Years        4.85%      2.81%
Five Years         6.11%      4.87%
Average Annual
Since Inception
12/10/93           4.72%      3.67%

            Asset Type

Corporate Bonds              40.5%
U.S. Treasury Obligations    15.2%
Asset Backed Securities      11.3%
U.S. Gov't Mortgage Backed   16.3%
Commercial Paper              3.9%
U.S. Gov't Agencies          11.5%

Victory Intermediate Income Fund
vs. Lehman Int Gov't/Corp

            Intermediate      Intermediate Income   Lehman Int
            Income Class A    Class A @ NAV         Govt/Corp

12/31/93     9407              9980                 10000
1/31/94      9501             10081                 10111
2/28/94      9363              9934                  9962
3/31/94      9236              9799                  9797
4/30/94      9164              9723                  9731
5/31/94      9164              9723                  9737
6/30/94      9167              9727                  9738
7/31/94      9273              9838                  9879
8/31/94      9285              9851                  9910
9/30/94      9193              9754                  9818
10/31/94     9191              9752                  9817
11/30/94     9145              9703                  9772
12/31/94     9181              9741                  9807
1/31/95      9333              9902                  9972
2/28/95      9491             10069                 10179
3/31/95      9548             10130                 10237
4/30/95      9656             10245                 10364
5/31/95      9944             10550                 10677
6/30/95      9998             10608                 10749
7/31/95      9995             10604                 10750
8/31/95     10086             10702                 10848
9/30/95     10148             10767                 10927
10/31/95    10261             10886                 11048
11/30/95    10383             11017                 11194
12/31/95    10469             11108                 11311
1/31/96     10562             11207                 11409
2/29/96     10427             11063                 11275
3/31/96     10366             10998                 11217
4/30/96     10315             10944                 11177
5/31/96     10291             10919                 11168
6/30/96     10394             11029                 11287
7/31/96     10414             11049                 11321
8/31/96     10412             11047                 11330
9/30/96     10548             11191                 11487
10/31/96    10728             11382                 11690
11/30/96    10843             11504                 11845
12/31/96    10789             11447                 11769
1/31/97     10826             11487                 11814
2/28/97     10841             11502                 11837
3/31/97     10757             11413                 11755
4/30/97     10878             11542                 11893
5/31/97     10949             11617                 11992
6/30/97     11044             11718                 12102
7/31/97     11270             11957                 12348
8/31/97     11200             11884                 12286
9/30/97     11331             12022                 12429
10/31/97    11438             12136                 12566
11/30/97    11461             12161                 12594
12/31/97    11550             12254                 12695
1/31/98     11698             12412                 12861
2/28/98     11695             12409                 12851
3/31/98     11719             12434                 12892
4/30/98     11776             12495                 12957
5/31/98     11868             12592                 13052
6/30/98     11944             12673                 13135
7/31/98     11975             12706                 13182
8/31/98     12181             12924                 13389
9/30/98     12460             13220                 13725
10/31/98    12387             13142                 13712
11/30/98    12364             13118                 13711
12/31/98    12417             13174                 13766
1/31/99     12481             13242                 13841
2/28/99     12277             13026                 13638
3/31/99     12393             13149                 13740
4/30/99     12420             13178                 13782
5/31/99     12305             13055                 13676
6/30/99     12282             13031                 13685
7/31/99     12284             13034                 13673
8/31/99     12275             13024                 13684
9/30/99     12386             13141                 13811
10/31/99    12365             13119                 13847

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int Gov't/Corp) is an unmanaged index, generally representative of investment-grade corporate debt securities and U.S. Treasury and U.S. Government Agency debt securities that mature in one to ten years. An investor cannot invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time. Fund holdings are subject to change at any time.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Fund for Income

As investors viewed with amazement the wealth being generated via stock market gains, the past year was rather sobering for bond investors. While the Federal Reserve and bond market participants worried about historically low levels of unemployment, rising energy prices driving up the consumer price index and equity investors "irrational exuberance," interest rates marched steadily higher. The U.S. Treasury 30-year bond went from a low of 4.95% on December 10, 1998, and closed on October 29, 1999, at 6.18%, a 123 basis point increase. Simply put, this is not an environment that is conducive for bond investors.

Although the Victory Fund for Income was above average versus the Lipper GNMA Fund Average,* we realize that relative performance is of little comfort during such a difficult year for bond investors.

But the Fund's emphasis on coupon income, which in the long run is the single Most important factor in determining long-term performance, cushioned investors during the back-up in interest rates. In good times and bad times, we believe our strategy of maintaining an income focus and minimizing the impact of mortgage refinancing, will potentially reward our shareholders with consistent monthly dividends and consistent performance relative to the Lipper GNMA Fund Average.*

As we approach the end of 1999 and the looming Y2K phenomenon, uncertainty abounds as investors contemplate what will or will not occur. In general, we are confident that Corporate America is well prepared for the transition to the new millennium. But, the reaction in the market place could result in unusual price behavior and a high level of volatility. In this environment, we will remain conservatively positioned, but watchful of opportunities that may arise due to the unique nature that history presents as we come to the end of the 20th Century.

Victory Fund for Income
vs. Lehman Mortgage

              Fund for Income    Fund for Income     Lehman
              Class A            Class A @ NAV       Mortgage

10/31/89       9800              10000               10000
11/30/89       9888              10090               10108
12/31/89       9955              10158               10168
1/31/90        9846              10047               10096
2/28/90        9867              10069               10155
3/31/90        9881              10083               10179
4/30/90        9770               9969               10088
5/31/90       10298              10508               10400
6/30/90       10209              10417               10565
7/31/90       10351              10562               10749
8/31/90       10212              10420               10635
9/30/90       10291              10501               10722
10/31/90      10428              10641               10843
11/30/90      10674              10892               11071
12/31/90      10830              11051               11257
1/31/91       10970              11194               11428
2/28/91       11018              11243               11524
3/31/91       11076              11302               11602
4/30/91       11185              11413               11709
5/31/91       11246              11476               11812
6/30/91       11230              11459               11823
7/31/91       11389              11621               12022
8/31/91       11619              11856               12241
9/30/91       11806              12047               12470
10/31/91      11933              12176               12677
11/30/91      12030              12275               12768
12/31/91      12354              12606               13025
1/31/92       12152              12400               12874
2/29/92       12260              12510               12996
3/31/92       12147              12395               12913
4/30/92       12220              12469               13040
5/31/92       12458              12713               13274
6/30/92       12623              12881               13431
7/31/92       12818              13079               13545
8/31/92       12956              13221               13721
9/30/92       13095              13363               13828
10/31/92      12955              13220               13707
11/30/92      12960              13225               13749
12/31/92      13132              13399               13926
1/31/93       13350              13623               14109
2/28/93       13501              13776               14251
3/31/93       13563              13840               14338
4/30/93       13661              13940               14413
5/31/93       13678              13958               14495
6/30/93       13858              14141               14605
7/31/93       13927              14212               14664
8/31/93       14026              14312               14733
9/30/93       14049              14336               14746
10/31/93      14115              14403               14789
11/30/93      14044              14330               14759
12/31/93      14128              14416               14879
1/31/94       14278              14569               15026
2/28/94       14121              14410               14921
3/31/94       13697              13976               14533
4/30/94       13592              13870               14425
5/31/94       13617              13895               14483
6/30/94       13555              13831               14451
7/31/94       13788              14069               14740
8/31/94       13802              14084               14787
9/30/94       13584              13861               14577
10/31/94      13540              13816               14568
11/30/94      13460              13735               14523
12/31/94      13607              13884               14639
1/31/95       13890              14173               14953
2/28/95       14255              14546               15334
3/31/95       14323              14616               15406
4/30/95       14508              14804               15625
5/31/95       15017              15324               16117
6/30/95       15111              15419               16209
7/31/95       15084              15392               16237
8/31/95       15233              15544               16405
9/30/95       15384              15698               16550
10/31/95      15535              15852               16697
11/30/95      15735              16056               16887
12/31/95      15947              16273               17099
1/31/96       16037              16364               17227
2/29/96       15859              16183               17084
3/31/96       15779              16101               17022
4/30/96       15661              15981               16975
5/31/96       15605              15923               16925
6/30/96       15783              16105               17159
7/31/96       15813              16135               17222
8/31/96       15818              16140               17222
9/30/96       16049              16376               17510
10/31/96      16383              16717               17853
11/30/96      16629              16968               18109
12/31/96      16506              16843               18014
1/31/97       16588              16927               18148
2/28/97       16619              16958               18208
3/31/97       16443              16779               18036
4/30/97       16657              16997               18323
5/31/97       16833              17176               18503
6/30/97       16995              17342               18719
7/31/97       17318              17671               19071
8/31/97       17244              17596               19025
9/30/97       17465              17821               19267
10/31/97      17674              18035               19481
11/30/97      17709              18071               19545
12/31/97      17886              18251               19723
1/31/98       18085              18454               19918
2/28/98       18093              18463               19960
3/31/98       18143              18513               20044
4/30/98       18220              18592               20158
5/31/98       18354              18728               20291
6/30/98       18453              18829               20389
7/31/98       18524              18902               20493
8/31/98       18822              19206               20679
9/30/98       19135              19525               20929
10/31/98      19037              19425               20902
11/30/98      19095              19485               21007
12/31/98      19204              19595               21097
1/31/99       19254              19647               21247
2/28/99       19134              19525               21162
3/31/99       19250              19643               21304
4/30/99       19318              19712               21401
5/31/99       19223              19615               21282
6/30/99       19156              19547               21207
7/31/99       19101              19490               21063
8/31/99       19074              19463               21063
9/30/99       19319              19713               21404
10/31/99      19373              19768               21529

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage) is an unmanaged index, generally representative of the general performance of fixed rate mortgage bonds. An investor cannot invest directly in an index.

                            Total Return
                           As of 10/31/99

                 FUND FOR INCOME Class A       FUND FOR INCOME Class G

                              Maximum
                   Net Asset  Offering               Net Asset
                   Value      Price                  Value

One Year           1.77%      -0.25%                 1.83%
Three Years        5.75%       5.05%                 5.77%
Five Years         7.43%       6.99%                 7.44%
Ten Years          7.05%       6.83%                 7.06%
Average Annual
Since Inception
9/16/87            7.75%       7.57%                 7.76%

               Asset Type

U.S. Gov't Mortgage Backed      84.4%
U.S. Treasury Obligations       14.7%
Other Assets                     0.9%

Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund for Income. For periods prior to that time, the performance shown is that of the Gradison Government Income Fund. Performance of Class A and Class G shares will differ due to differences in sales charge structure and class expenses.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time. Fund holdings are subject to change at any time.

* The Lipper GNMA Fund Average represents the average performance of a universe of 54 actively managed GNMA bond funds. Lipper is an independent mutual fund performance monitor based on total returns and do not reflect sales charges.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Government Mortgage Fund

The 1.38% one year return of the Victory Government Mortgage Fund (at NAV) was in line with the Lipper mortgage fund universe* at 1.66%, but lagged the return of the Lehman Brothers Mortgage-Backed Securities Index** at 3.00% for the year ended October 31, 1999. Last year, we wrote that the fund would `cautiously look to take advantage' of the compelling values then extant in the mortgage market. That approach proved too deliberate. The cautious approach that was so beneficial in 1998 proved to be a drag on performance early in the year. Unlike 1998, relatively risky investments led performance while the most liquid mortgage securities lagged. Additionally, in restructuring the portfolio, the fund was positioned to benefit most from falling rates and tighter spreads. The former has yet to occur and the latter has come in fits and starts. Why?

Over the last 12 months, the markets have had a difficult time focusing on reality for any length of time. Beginning on the 2nd calendar quarter of 1999, the brief clarity of the first quarter quickly gave way to the haze of uncertainty that had dominated the market for the better part of a year. Once again, a stronger than expected economy prompted the Fed to threaten and then act to raise interest rates. While it waited for definitive action, questions like whether, when, and by how much peppered an uncertain bond market causing rates to rise and spreads to widen. In general, related spread sectors met with heavy supply as issuers sought to avoid potential Y2k-related fourth quarter liquidity problems. Additionally, the mortgage market came to grips with the fact that prepayments were slowing and price sensitivities (durations) were growing. Those that wrongly assumed that certain securities had no duration were rudely awakened. They sold whatever was handy in order to shorten their portfolio durations. In their semi-somnolent haste they let real value get away. The combination of panic selling and generally higher rates led to a negative 0.45% mortgage return for the quarter.

As we all know, panic tends to be a self-extinguishing phenomena. It's exhausting. While this means that spreads should be held in check, we may be faced with apathy for a little while longer. The issues that have affected the broader bond market this year, liquidity and the Fed, endure. That said, in many respects, mortgages offer greater value now than they did at the beginning of the year. Prepayment risk is less while nominal spreads are greater (greater reward+lower risk=greater value.) The strong housing market means that discount securities will produce greater cashflow (reinvestable at today's higher rates) than traditionally expected. Higher rates mean that dollars invested in higher coupon securities will work longer for the investor. We believe the patient investor, who gradually adds to their mortgage exposure will likely be rewarded handsomely if and when the bond market finally awakens for good.

Currently the Fund has a slight bias to premium securities where borrowers have demonstrated relatively inefficient refinancing behavior. Hence, while the Fund should perform well in a flat to rising rate environment, we believe the Fund remains positioned to perform better in a steady bond market rally.

            Total Return
           As of 10/31/99

                              Maximum
                   Net Asset  Offering
                   Value      Price

One Year           1.38%      -4.49%
Three Years        5.57%       3.49%
Five Years         7.11%       5.85%
Average Annual
Since Inception
5/18/90            7.45%       6.78%

                Asset Type

U.S. Gov't Mortgage Backed      92.7%
When Issued Securities           0.8%
U.S. Gov't Agencies              5.9%
Other Assets                     0.6%

Victory Government Mortgage
vs. Lehman Mortgage

             Government Mortgage    Government Mortgage     Lehman
             Class A                Class A @ NAV           Mortgage

5/18/90       9425                  10000                   10000
11/30/90     10120                  10738                   11071
12/31/90     10249                  10874                   11257
1/31/91      10347                  10978                   11428
2/28/91      10418                  11054                   11524
3/31/91      10458                  11096                   11602
4/30/91      10558                  11202                   11709
5/31/91      10625                  11273                   11812
6/30/91      10607                  11254                   11823
7/31/91      10722                  11376                   12022
8/31/91      10972                  11641                   12241
9/30/91      11172                  11853                   12470
10/31/91     11298                  11987                   12677
11/30/91     11462                  12162                   12768
12/31/91     11790                  12510                   13025
1/31/92      11612                  12320                   12874
2/29/92      11619                  12328                   12996
3/31/92      11542                  12246                   12913
4/30/92      11651                  12361                   13040
5/31/92      11856                  12579                   13274
6/30/92      12049                  12784                   13431
7/31/92      12316                  13067                   13545
8/31/92      12455                  13215                   13721
9/30/92      12680                  13453                   13828
10/31/92     12465                  13225                   13707
11/30/92     12356                  13110                   13749
12/31/92     12527                  13291                   13926
1/31/93      12799                  13580                   14109
2/28/93      13029                  13824                   14251
3/31/93      13065                  13862                   14338
4/30/93      13184                  13988                   14413
5/31/93      13137                  13938                   14495
6/30/93      13308                  14120                   14605
7/31/93      13322                  14135                   14664
8/31/93      13518                  14343                   14733
9/30/93      13569                  14397                   14746
10/31/93     13594                  14423                   14789
11/30/93     13522                  14347                   14759
12/31/93     13552                  14378                   14879
1/31/94      13657                  14490                   15026
2/28/94      13539                  14364                   14921
3/31/94      13230                  14037                   14533
4/30/94      13117                  13918                   14425
5/31/94      13178                  13982                   14483
6/30/94      13144                  13946                   14451
7/31/94      13378                  14194                   14740
8/31/94      13394                  14211                   14787
9/30/94      13212                  14018                   14577
10/31/94     13184                  13988                   14568
11/30/94     13165                  13968                   14523
12/31/94     13272                  14082                   14639
1/31/95      13520                  14344                   14953
2/28/95      13839                  14683                   15334
3/31/95      13879                  14726                   15406
4/30/95      14059                  14917                   15625
5/31/95      14474                  15357                   16117
6/30/95      14563                  15452                   16209
7/31/95      14575                  15464                   16237
8/31/95      14710                  15608                   16405
9/30/95      14833                  15738                   16550
10/31/95     14969                  15882                   16697
11/30/95     15117                  16039                   16887
12/31/95     15291                  16224                   17099
1/31/96      15386                  16325                   17227
2/29/96      15227                  16156                   17084
3/31/96      15167                  16092                   17022
4/30/96      15117                  16039                   16975
5/31/96      15094                  16014                   16925
6/30/96      15226                  16155                   17159
7/31/96      15289                  16221                   17222
8/31/96      15289                  16222                   17222
9/30/96      15515                  16461                   17510
10/31/96     15799                  16763                   17853
11/30/96     16015                  16992                   18109
12/31/96     15932                  16904                   18014
1/31/97      16042                  17021                   18148
2/28/97      16060                  17040                   18208
3/31/97      15922                  16893                   18036
4/30/97      16161                  17147                   18323
5/31/97      16301                  17295                   18503
6/30/97      16489                  17495                   18719
7/31/97      16804                  17829                   19071
8/31/97      16746                  17768                   19025
9/30/97      16936                  17969                   19267
10/31/97     17097                  18140                   19481
11/30/97     17167                  18215                   19545
12/31/97     17327                  18384                   19723
1/31/98      17516                  18585                   19918
2/28/98      17525                  18594                   19960
3/31/98      17597                  18671                   20044
4/30/98      17703                  18782                   20158
5/31/98      17821                  18908                   20291
6/30/98      17902                  18994                   20389
7/31/98      17958                  19053                   20493
8/31/98      18177                  19286                   20679
9/30/98      18396                  19518                   20929
10/31/98     18334                  19452                   20902
11/30/98     18419                  19543                   21007
12/31/98     18489                  19617                   21097
1/31/99      18573                  19706                   21247
2/28/99      18437                  19562                   21162
3/31/99      18554                  19685                   21304
4/30/99      18621                  19757                   21401
5/31/99      18485                  19612                   21282
6/30/99      18349                  19468                   21207
7/31/99      18281                  19397                   21063
8/31/99      18247                  19360                   21063
9/30/99      18511                  19640                   21404
10/31/99     18587                  19721                   21529

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

** The Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage) is an unmanaged index, generally representative of fixed rate mortgage bonds. An investor cannot invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time. Fund holdings are subject to change at any time.

* The Lipper U.S. Mortgage Funds Index is an unmanaged index, generally representative of the 30 largest funds within the Lipper U.S. Mortgage Funds category. An investor cannot invest directly in an index.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Investment Quality Bond Fund

Liquidity became the Bond Market watchword throughout the year as two of the three Federal Reserve eases in late 1998 were rescinded by October 1999. This ebb and flow of Federal Reserve policy had a direct impact on the portfolio and produced one of the poorest performing bond markets in history.

The Bond Market did rally early in the year with corporate bonds leading sector performance. During the second half of the year the market tumbled, caused by a restrictive central bank policy (two interest rate hikes), a jump in oil prices, and Y2K driven supply pressures.

During the second half of the year performance was hampered by a modestly longer market duration, and overweighted holdings in corporates, mortgage backed and asset backed issues. Portfolio turnover reflected active trading in the mortgage market and opportunistic use of new issuance in the corporate market.

A number of current constraints in the Bond Market should ease during the upcoming year. Quality fixed income sectors such as corporates and mortgages should benefit from a lighter supply calender. The eventual conclusion to the current spate of Federal Reserve interest rate increases should leave the market attractively valued with fairer weather ahead.

Victory Investment Quality Bond Fund
vs. Lehman Aggregate

            Investment Quality     Investment Quality      Lehman
            Bond Class A           Bond Class A @ NAV      Aggregate

12/10/93     9425                  10000                   10000
1/31/94      9494                  10074                   10190
2/28/94      9356                   9927                   10013
3/31/94      9152                   9710                    9766
4/30/94      9079                   9633                    9688
5/31/94      9069                   9622                    9687
6/30/94      9044                   9596                    9665
7/31/94      9201                   9762                    9857
8/31/94      9196                   9757                    9870
9/30/94      9076                   9630                    9724
10/31/94     9055                   9608                    9716
11/30/94     9060                   9613                    9694
12/31/94     9142                   9700                    9761
1/31/95      9293                   9860                    9954
2/28/95      9493                  10072                   10191
3/31/95      9534                  10115                   10253
4/30/95      9664                  10254                   10397
5/31/95     10038                  10650                   10799
6/30/95     10091                  10707                   10878
7/31/95     10050                  10663                   10854
8/31/95     10166                  10786                   10985
9/30/95     10252                  10877                   11092
10/31/95    10379                  11012                   11236
11/30/95    10526                  11168                   11404
12/31/95    10665                  11315                   11564
1/31/96     10708                  11361                   11641
2/29/96     10533                  11176                   11439
3/31/96     10453                  11091                   11359
4/30/96     10383                  11016                   11295
5/31/96     10341                  10971                   11273
6/30/96     10454                  11092                   11424
7/31/96     10476                  11115                   11455
8/31/96     10441                  11078                   11436
9/30/96     10623                  11271                   11635
10/31/96    10861                  11523                   11893
11/30/96    11050                  11724                   12097
12/31/96    10927                  11594                   11984
1/31/97     10965                  11634                   12021
2/28/97     10977                  11647                   12051
3/31/97     10846                  11507                   11917
4/30/97     10991                  11662                   12096
5/31/97     11083                  11759                   12210
6/30/97     11209                  11893                   12355
7/31/97     11514                  12217                   12688
8/31/97     11397                  12093                   12580
9/30/97     11552                  12256                   12765
10/31/97    11694                  12407                   12951
11/30/97    11731                  12447                   13010
12/31/97    11851                  12574                   13141
1/31/98     12007                  12740                   13310
2/28/98     11980                  12711                   13300
3/31/98     12018                  12751                   13346
4/30/98     12077                  12814                   13415
5/31/98     12196                  12940                   13543
6/30/98     12297                  13047                   13657
7/31/98     12305                  13055                   13686
8/31/98     12513                  13276                   13909
9/30/98     12769                  13548                   14235
10/31/98    12636                  13407                   14160
11/30/98    12691                  13465                   14240
12/31/98    12740                  13517                   14283
1/31/99     12807                  13588                   14385
2/28/99     12551                  13316                   14134
3/31/99     12628                  13398                   14212
4/30/99     12668                  13440                   14257
5/31/99     12528                  13292                   14132
6/30/99     12455                  13215                   14087
7/31/99     12409                  13166                   14027
8/31/99     12377                  13132                   14020
9/30/99     12517                  13281                   14183
10/31/99    12487                  13249                   14235

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than 1 year), investment-grade fixed-income securities. An investor cannot invest directly in an index.

             Total Return
            As of 10/31/99

                              Maximum
                  Net Asset   Offering
                  Value       Price

One Year          -1.18%      -6.86%
Three Years        4.76%       2.71%
Five Years         6.64%       5.37%
Average Annual
Since Inception
12/10/93           4.89%       3.84%

                Asset Type

Corporate Bonds                   32.0%
U.S. Treasury Obligations         14.3%
Asset Backed Securities            5.8%
U.S. Gov't Mortgage Backed        39.9%
Commercial Paper                   0.2%
When Issued Securities             0.3%
U.S. Gov't Agencies                6.0%
Other Assets                       1.5%

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time. Fund holdings are subject to change at any time.

Introduction to Municipal Fixed Income Funds

THE INVESTMENT PROCESS

The Victory Funds offer a series of Municipal investment strategies that can help you manage your investments. The investment advisor's fixed income specialists maintain a close watch on the credit ratings of the issuers of holdings in the Victory Funds. In addition, our portfolio management team continuously assesses new municipal issues from across the nation for special values and incremental returns.

                   TAX-EXEMPT SECURITIES UNIVERSE
                   2000+ issues reviewed per year;
                  500 new issues reviewed per year

                  ISSUE AND ISSUER CREDIT QUALITY

                   DURATION AND MATURITY SCREEN

INTERMEDIATE-TERM POOL                        LONG-TERM POOL

                          RELATIVE VALUE
            Scarcity/Liquidity; Geographic/Economic Trends;
         Positive Curve Convexity; New Issues; Sector Analysis

                          CAPITAL GAINS

INTERMEDIATE-TERM FUNDS                       LONG-TERM FUND
The Victory New York                          The Victory National Municipal
Tax-Free Fund                                 Bond Fund
The Victory Ohio Municipal
Bond Fund

The portfolio managers of the Victory Funds utilize a three-dimensional approach to managing municipal portfolios.

1
Research.

Credit analysis of municipal securities and issuers is an on-going process. Portfolio managers and credit analysts review over 2,000 existing issues annually in addition to up to 500 new issues each year. Analysts review important factors such as the structure of the offering and the financial status of the issuing entity, as well as any underlying credit enhancements, including insurance and letters of credit.

2
No large "Duration Bets" are taken.

Portfolios are carefully managed to keep their duration consistent with their appropriate benchmark.

3
Relative Value.

The portfolio manager seeks to identify inefficiencies in the marketplace that may result in an increase in the relative value of the securities both in the portfolio and available in the market place. Differences in relative value of municipal securities are created by factors such as geographic and economic trends, regulatory changes, forces of supply and demand and investor sentiment.

The portfolio management team for the Victory Municipal Funds seeks to keep the municipal portfolios fully invested while focusing on maintaining superior credit quality and adequate liquidity.

VICTORY MUNICIPAL FIXED INCOME FUNDS

The Victory National Municipal Bond Fund
The Victory New York Tax-Free Fund
The Victory Ohio Municipal Bond Fund

The year ended October 31, 1999 was not a friendly period for municipal bonds. Barring a late fourth quarter rally, we have seen the worst performance in municipals since the market downdraft of 1994.

The National Municipal Bond Fund continued its pattern of strong performance versus its peer group, Lipper Intermediate Municipal Debt Funds. As of 10/31/99 the Fund Class A at NAV ranked 45 out of 132 in it's peer group for the one year period, 2 out of 117 for the three year period and 2 out of 91 for the five year period. The Lipper rankings are based upon total returns and do not reflect sales charges.

The Ohio Municipal Bond Fund also continued it's strong performance versus it's peer group, Ohio Municipal Debt Funds. As of 10/31/99 the Fund Class A at NAV ranked 4 out of 51 for the one year period, 5 out of 47 for the three year period and 4 out of 41 for the five year period.

The New York Tax-Free Bond Fund continues to be managed for income. The shorter duration of the Fund that has hurt it's performance in past years ended helping it this year as the fund finished the year ending 10/31/99 ranked 1 out of 11 funds for a one year period, 7 out of 10 for the three year period and 7 out of 7 for the five year period in its peer group Lipper New York Insured Municipal Debt Funds.

All three funds continued to be highly concentrated in AAA insured bonds as credit spreads remain narrow.

The Victory National Municipal Bond Fund

Victory National Municipal Bond Fund
vs. Lehman 7-Yr & 10-Yr Muni

           National Muni     National Muni     Lehman       Lehman
           Class A           Class A @ NAV     7-Yr Muni    10-Yr Muni

2/3/94      9425             10000             10000        10000
11/30/94    8792              9328              9691         9241
12/31/94    8953              9499              9838         9407
1/31/95     9222              9784             10022         9651
2/28/95     9419              9993             10248         9924
3/31/95     9532             10114             10354        10058
4/30/95     9544             10127             10381        10070
5/31/95     9805             10403             10658        10389
6/30/95     9793             10391             10648        10325
7/31/95     9932             10537             10783        10477
8/31/95    10054             10667             10910        10619
9/30/95    10106             10723             10952        10687
10/31/95   10250             10875             11047        10810
11/30/95   10372             11005             11169        10955
12/31/95   10535             11178             11228        11022
1/31/96    10633             11282             11337        11134
2/29/96    10652             11302             11298        11088
3/31/96    10494             11134             11189        10950
4/30/96    10471             11110             11168        10911
5/31/96    10482             11122             11152        10881
6/30/96    10542             11185             11238        10984
7/31/96    10652             11302             11331        11090
8/31/96    10640             11289             11337        11090
9/30/96    10727             11382             11439        11204
10/31/96   10846             11507             11562        11345
11/30/96   11028             11701             11755        11575
12/31/96   11004             11675             11720        11523
1/31/97    11010             11682             11762        11568
2/28/97    11109             11787             11859        11677
3/31/97    10980             11649             11706        11521
4/30/97    11058             11732             11766        11606
5/31/97    11221             11905             11915        11770
6/30/97    11342             12034             12029        11900
7/31/97    11654             12365             12308        12234
8/31/97    11529             12232             12221        12116
9/30/97    11667             12379             12350        12269
10/31/97   11725             12440             12423        12334
11/30/97   11783             12501             12467        12392
12/31/97   11968             12698             12620        12587
1/31/98    12063             12799             12753        12727
2/28/98    12093             12831             12764        12726
3/31/98    12093             12830             12764        12717
4/30/98    11999             12731             12690        12647
5/31/98    12223             12968             12877        12862
6/30/98    12273             13021             12913        12910
7/31/98    12302             13053             12955        12930
8/31/98    12516             13280             13152        13155
9/30/98    12661             13434             13322        13350
10/31/98   12681             13455             13342        13356
11/30/98   12701             13475             13378        13396
12/31/98   12722             13498             13406        13438
1/31/99    12896             13683             13602        13644
2/28/99    12816             13598             13525        13521
3/31/99    12807             13588             13520        13514
4/30/99    12846             13630             13552        13550
5/31/99    12766             13545             13486        13455
6/30/99    12576             13343             13291        13205
7/31/99    12666             13438             13381        13294
8/31/99    12646             13417             13350        13245
9/30/99    12637             13408             13400        13290
10/31/99   12555             13321             13343        13196

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers 7-year Muni Bond Fund Index is an unmanaged index, generally representative of investment grade muni bonds with maturities of 6-8 years, weighted according to the total market value of each bond in the Index. An investor cannot invest directly in an index.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                             Total Return
                            As of 10/31/99

                 NATIONAL MUNI Class A      NATIONAL MUNI Class B

                              Maximum                    Contingent
                  Net Asset   Offering       Net Asset   Deferred
                  Value       Price          Value       Charges

One Year          -0.99%      -6.72%         -2.09%      -5.82%
Three Years        5.00%       2.95%          3.76%       2.82%
Five Years         6.91%       5.64%          5.83%       5.67%
Average Annual
Since Inception
2/3/94             5.12%       4.04%          4.16%       4.01%

         Maturity Schedule

Less Than One Year         11.1%
1-5 Years                  28.7%
6-10 Years                 58.1%
11-20 Years                 2.1%

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge for Class A Shares and the maximum 5.50% deferred sales charge for Class B Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Performance information prior to March 1, 1996, the Class B Shares inception date, reflects the performance of Class A Shares, which has not been adjusted for the expenses of Class B Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such fee waivers, the total returns would have been lower.

Certain investors may be subject to Federal alternative minimum tax rates. Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

The Victory New York Tax-Free Fund

Victory New York Tax-Free Fund
vs. Lehman 10-Yr Muni

               NY Tax Free      NY Tax Free        Lehman
               Class A          Class A @ NAV      10-Yr Muni

2/11/91         9427            10000              10000
3/31/91         9415             9988              10081
4/30/91         9567            10149              10220
5/31/91         9678            10267              10297
6/30/91         9600            10184              10285
7/31/91         9757            10350              10393
8/31/91         9897            10500              10533
9/30/91        10030            10640              10694
10/31/91       10108            10722              10782
11/30/91       10069            10681              10800
12/31/91       10352            10982              11030
1/31/92        10280            10905              11053
2/29/92        10345            10974              11036
3/31/92        10373            11004              11019
4/30/92        10484            11122              11124
5/31/92        10588            11232              11254
6/30/92        10725            11377              11449
7/31/92        11189            11869              11825
8/31/92        10985            11653              11685
9/30/92        10977            11645              11782
10/31/92       10832            11491              11662
11/30/92       11093            11768              11875
12/31/92       11207            11889              12013
1/31/93        11323            12012              12216
2/28/93        11717            12429              12663
3/31/93        11620            12327              12478
4/30/93        11734            12448              12597
5/31/93        11832            12552              12641
6/30/93        11974            12702              12890
7/31/93        12045            12778              12922
8/31/93        12280            13027              13190
9/30/93        12405            13159              13353
10/31/93       12476            13235              13375
11/30/93       12354            13106              13265
12/31/93       12590            13356              13548
1/31/94        12719            13493              13714
2/28/94        12489            13248              13339
3/31/94        12132            12870              12829
4/30/94        12107            12844              12990
5/31/94        12182            12923              13074
6/30/94        12148            12887              13018
7/31/94        12298            13047              13236
8/31/94        12306            13055              13287
9/30/94        12187            12928              13108
10/31/94       12048            12781              12917
11/30/94       11829            12549              12673
12/31/94       12013            12744              12901
1/31/95        12260            13006              13235
2/28/95        12531            13293              13610
3/31/95        12637            13406              13794
4/30/95        12670            13441              13811
5/31/95        12937            13724              14248
6/30/95        12951            13739              14160
7/31/95        13037            13830              14368
8/31/95        13111            13909              14563
9/30/95        13202            14005              14656
10/31/95       13351            14163              14825
11/30/95       13501            14322              15024
12/31/95       13612            14440              15116
1/31/96        13681            14513              15269
2/29/96        13656            14487              15207
3/31/96        13472            14292              15017
4/30/96        13455            14274              14964
5/31/96        13468            14287              14922
6/30/96        13554            14378              15064
7/31/96        13692            14525              15209
8/31/96        13744            14580              15209
9/30/96        13855            14698              15365
10/31/96       13955            14804              15559
11/30/96       14109            14967              15874
12/31/96       14088            14945              15803
1/31/97        14096            14953              15865
2/28/97        14202            15066              16015
3/31/97        14078            14934              15800
4/30/97        14170            15031              15916
5/31/97        14296            15166              16142
6/30/97        14407            15283              16320
7/31/97        14682            15575              16779
8/31/97        14589            15476              16616
9/30/97        14701            15596              16827
10/31/97       14760            15658              16916
11/30/97       14815            15716              16994
12/31/97       14939            15848              17262
1/31/98        15021            15935              17454
2/28/98        15022            15936              17453
3/31/98        15053            15969              17441
4/30/98        14987            15898              17345
5/31/98        15192            16116              17639
6/30/98        15261            16190              17704
7/31/98        15298            16229              17733
8/31/98        15542            16487              18041
9/30/98        15713            16669              18309
10/31/98       15663            16615              18317
11/30/98       15722            16678              18372
12/31/98       15735            16692              18429
1/31/99        15872            16837              18711
2/28/99        15836            16799              18543
3/31/99        15836            16800              18534
4/30/99        15863            16828              18583
5/31/99        15802            16763              18453
6/30/99        15652            16604              18110
7/31/99        15679            16633              18232
8/31/99        15592            16540              18165
9/30/99        15529            16474              18226
10/31/99       15390            16326              18097

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                            Total Return
                           As of 10/31/99

                  NY TAX-FREE Class A         NY TAX-FREE Class B

                             Maximum                     Contingent
                  Net Asset  Offering         Net Asset  Deferred
                  Value      Price            Value      Charges

One Year          -1.74%     -7.38%           -2.70%     -6.44%
Three Years        3.32%      1.29%            2.31%      1.41%
Five Years         5.02%      3.78%            4.12%      3.96%
Average Annual
Since Inception
2/11/91            5.78%      5.07%            5.23%      5.23%

          Maturity Schedule

Less Than One Year         14.5%
1-5 Years                  49.0%
6-10 Years                 20.1%
11-20 Years                16.4%

The Victory Ohio Municipal Bond Fund

Victory Ohio Municipal Bond Fund
vs. Lehman 10-Yr Muni

               Ohio Municipal   Ohio Municipal     Lehman
               Class A          Class A @ NAV      10-Yr Muni

5/18/90         9425            10000              10000
11/30/90        9879            10481              10750
12/31/90        9908            10512              10776
1/31/91        10051            10664              10954
2/28/91        10149            10768              11048
3/31/91        10120            10738              11042
4/30/91        10247            10872              11195
5/31/91        10322            10952              11279
6/30/91        10301            10929              11266
7/31/91        10389            11023              11384
8/31/91        10510            11152              11537
9/30/91        10632            11281              11714
10/31/91       10693            11345              11810
11/30/91       10720            11374              11829
12/31/91       10973            11642              12082
1/31/92        11011            11682              12107
2/29/92        11006            11678              12089
3/31/92        10982            11652              12070
4/30/92        11065            11740              12185
5/31/92        11187            11870              12328
6/30/92        11330            12021              12541
7/31/92        11660            12372              12952
8/31/92        11524            12227              12799
9/30/92        11586            12293              12906
10/31/92       11478            12178              12774
11/30/92       11696            12409              13008
12/31/92       11824            12546              13159
1/31/93        11968            12698              13381
2/28/93        12398            13155              13870
3/31/93        12206            12951              13668
4/30/93        12377            13132              13798
5/31/93        12444            13204              13846
6/30/93        12685            13459              14119
7/31/93        12666            13438              14155
8/31/93        12928            13717              14448
9/30/93        13157            13959              14626
10/31/93       13170            13973              14650
11/30/93       13020            13814              14530
12/31/93       13320            14132              14840
1/31/94        13502            14326              15022
2/28/94        13108            13908              14611
3/31/94        12645            13416              14053
4/30/94        12713            13488              14229
5/31/94        12882            13668              14321
6/30/94        12790            13571              14259
7/31/94        12985            13777              14499
8/31/94        13025            13820              14555
9/30/94        12828            13611              14358
10/31/94       12633            13403              14149
11/30/94       12444            13203              13882
12/31/94       12726            13502              14132
1/31/95        13095            13894              14498
2/28/95        13476            14298              14908
3/31/95        13576            14405              15109
4/30/95        13599            14429              15128
5/31/95        14042            14898              15607
6/30/95        13912            14761              15510
7/31/95        14018            14873              15738
8/31/95        14213            15080              15952
9/30/95        14296            15168              16054
10/31/95       14529            15415              16239
11/30/95       14751            15651              16457
12/31/95       14981            15895              16558
1/31/96        15057            15976              16725
2/29/96        14984            15898              16657
3/31/96        14739            15638              16450
4/30/96        14701            15598              16391
5/31/96        14709            15607              16345
6/30/96        14842            15748              16501
7/31/96        15012            15927              16659
8/31/96        15016            15933              16659
9/30/96        15218            16147              16831
10/31/96       15380            16318              17043
11/30/96       15650            16604              17388
12/31/96       15628            16581              17310
1/31/97        15579            16529              17378
2/28/97        15711            16669              17542
3/31/97        15483            16427              17307
4/30/97        15590            16541              17434
5/31/97        15815            16780              17681
6/30/97        15963            16937              17877
7/31/97        16404            17405              18379
8/31/97        16207            17196              18201
9/30/97        16416            17417              18431
10/31/97       16512            17519              18529
11/30/97       16595            17607              18615
12/31/97       16858            17886              18909
1/31/98        17029            18068              19118
2/28/98        17007            18044              19117
3/31/98        17017            18055              19104
4/30/98        16906            17937              18999
5/31/98        17243            18295              19321
6/30/98        17315            18372              19393
7/31/98        17335            18392              19424
8/31/98        17648            18725              19761
9/30/98        17903            18995              20055
10/31/98       17862            18952              20064
11/30/98       17924            19018              20124
12/31/98       17963            19058              20187
1/31/99        18162            19269              20496
2/28/99        18056            19158              20312
3/31/99        18058            19159              20301
4/30/99        18105            19210              20356
5/31/99        17969            19065              20213
6/30/99        17708            18789              19837
7/31/99        17770            18854              19970
8/31/99        17644            18720              19897
9/30/99        17611            18685              19964
10/31/99       17453            18518              19823

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                           Total Return
                          As of 10/31/99

                 OHIO MUNI BOND Class A     OHIO MUNI BOND Class G

                               Maximum
                   Net Asset   Offering            Net Asset
                   Value       Price               Value

One Year           -2.29%      -7.88%              -2.45%
Three Years         4.31%       2.26%               4.25%
Five Years          6.68%       5.42%               6.64%
Average Annual
Since Inception
5/18/90             6.73%       6.07%               6.72%

       Maturity Schedule

Less Than One Year         4.7%
1-5 Years                 27.3%
6-10 Years                51.7%
11-20 Years               16.3%

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge for Class A Shares and the maximum 5.50% deferred sales charge for Class B Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Performance information prior to March 1, 1996, the Class B Shares inception date, reflects the performance of Class A Shares, which has not been adjusted for the expenses of Class B Shares.

Performance for G Shares prior to March 26, 1999 reflect the performance of Class A Shares which has not been adjusted for expenses of Class G Shares. Performance of Class A and G Shares will differ due to differences in sales charge structure and class expenses.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such fee waivers, the total returns would have been lower.

Certain investors may be subject to Federal alternative minimum tax rates. Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

Introduction to Specialty Funds

THE INVESTMENT PROCESS

Specialty funds either represent an integrated investment approach combining equity and fixed income exposure, or represent an entirely unique investment category. Some of our specialty funds will mix their exposure in equity and fixed income investments in order to achieve a more "balanced" or integrated investment approach. The other specialty funds within our fund family represent a unique investment niche or asset class. Specialty funds will typically fall between equity and fixed income investments in terms of risk and reward potential.

Victory Balanced Fund

The Victory Balanced Fund's objective is to seek to provide both current income and capital appreciation for investors. The challenge of this Fund is to find the right "balance" between common stocks and fixed income securities. A "value" style is adhered to when to identifying stocks which are believed to be undervalued in relation to their earnings potential. Relative value is the primary emphasis of the fixed income investment decision process.

Victory Real Estate Fund

The Victory Real Estate Investment Fund employs a "bottom-up" portfolio strategy and seeks to produce competitive total returns by focusing on capital preservation and:

* identifying undervalued securities
* examining dividend and cash flow factors
* evaluating a firm's business acumen
* analyzing superior prospects for high current income and capital appreciation.

Victory Convertible Fund

A three pronged analysis is conducted before including any security in the Convertible Fund.

1
An equity analysis is done on the common stocks to evaluate the underlying company's growth rates, competitive advantage and management teams.

2
A fixed income evaluation is conducted. This helps measure the volatility of the securities under consideration and can also help predict how the securities will react in varying interest rate environments.

3
Those securities that make it through the first two steps must then undergo a convertible analysis to determine if they are undervalued in the current market.

VICTORY SPECIALTY FUNDS

The Victory Balanced Fund

Fixed Income Segment

Liquidity became the Bond Market watchword throughout the year as two of the three Federal Reserve eases in late 1998 were rescinded by October 1999. This ebb and flow of Federal Reserve policy had a direct impact on the portfolio and produced one of the poorest performing bond markets in history.

The Bond Market did rally early in the year with corporate bonds leading sector performance. During the second half of the year the market tumbled, caused by a restrictive central bank policy (two interest rate hikes), a jump in oil prices, and Y2K driven supply pressures.

During the second half of the year performance was hampered by a modestly longer market duration, and overweighted holdings in corporates, mortgage backed and asset backed issues. Portfolio turnover in the segment reflected active trading in the mortgage market and opportunistic use of new issuance in the corporate market.

We believe that a number of current constraints in the Bond Market should ease during the upcoming year. Quality fixed income sectors such as corporates and mortgages should benefit from a lighter supply calender. The eventual conclusion to the current spate of Federal Reserve interest rate increases should leave the market attractively valued with fairer weather ahead.

Equity Segment

Volatility once again described the equity markets throughout 1999. The U.S. equity market corrected in the calendar third quarter due to concerns over rising interest rates and higher inflation. The smaller capitalization averages continued to lag the performance of the larger capitalization averages continuing a six year trend. Technology and energy have been the only two sectors which have outperformed by a wide margin in 1999.

The Victory Balanced Fund underperformed the Lipper Balanced Index in
1999, 11.7% versus 12.6% for the fiscal year ended October 31, 1999. Once again the big-cap technology names have led the growth style to outperform the value style. Given the Fund's value orientation and the underweighting in the technology sector, equities have underperformed the S&P 500 year to date. We feel that value stocks, which outperformed in the second quarter but reversed performance in the third quarter, could once again outperform as the consumer sector of the economy slows and the Asian recovery accelerates.

The U.S. economy appears to be entering a period of slower growth. The resurgence of inflation is not likely, but most of the decline appears to be behind us. We no longer have the downward pressure of falling oil prices, interest rates and a strong dollar. Equity returns are likely to trend toward long-term averages. We have positioned the Fund to reflect this economic scenario. The Fund remains underweighted relative to the S&P 500 in technology and consumer staples sectors. We maintain an overweighted position relative to the S&P 500 in the energy, basic industry, and financial sectors.

                            Total Return
                           As of 10/31/99

                  BALANCED FUND Class A       BALANCED FUND Class B

                              Maximum                     Contingent
                  Net Asset   Offering        Net Asset   Deferred
                  Value       Price           Value       Charges

One Year          11.73%       5.34%          10.48%       6.48%
Three Years       15.06%      12.82%          13.69%      12.91%
Five Years        16.13%      14.75%          15.19%      15.08%
Average Annual
Since Inception
12/10/93          13.42%      12.29%          12.64%       12.55%

     Portfolio Investments

Basic Industry           6.0%
Capital Goods            7.5%
Consumer Cyclicals      12.2%
Consumer Staples        15.6%
Energy                  12.5%
Financial               19.5%
Technology              13.8%
Utilities               12.9%

Victory Balanced Fund
vs. S&P 500 & Lipper Balanced

             Balanced      Balanced                    Lipper
             Class A       Class A @ NAV    S&P 500    Balanced

12/10/93      9425         10000            10000      10000
1/31/94       9623         10210            10429      10262
2/28/94       9352          9922            10116      10060
3/31/94       9073          9626             9653       9695
4/30/94       9094          9649             9764       9716
5/31/94       9209          9770             9886       9791
6/30/94       9096          9651             9621       9621
7/31/94       9294          9861             9924       9838
8/31/94       9507         10087            10297      10084
9/30/94       9268          9833            10020       9903
10/31/94      9371          9943            10229       9933
11/30/94      9190          9751             9825       9702
12/31/94      9296          9863             9945       9795
1/31/95       9483         10062            10187       9917
2/28/95       9800         10398            10554      10206
3/31/95       9966         10574            10843      10386
4/30/95      10192         10814            11146      10581
5/31/95      10555         11199            11551      10920
6/30/95      10619         11267            11797      11113
7/31/95      10805         11464            12171      11348
8/31/95      10861         11524            12168      11437
9/30/95      11156         11837            12655      11710
10/31/95     11173         11854            12592      11680
11/30/95     11509         12211            13109      12043
12/31/95     11724         12439            13338      12233
1/31/96      11966         12696            13773      12453
2/29/96      11894         12619            13869      12459
3/31/96      12056         12791            13978      12506
4/30/96      12110         12848            14166      12589
5/31/96      12213         12958            14490      12718
6/30/96      12303         13053            14522      12760
7/31/96      12048         12783            13858      12432
8/31/96      12204         12948            14119      12628
9/30/96      12662         13435            14884      13097
10/31/96     12991         13784            15273      13374
11/30/96     13692         14527            16393      13997
12/31/96     13430         14249            16041      13829
1/31/97      13848         14693            17024      14257
2/28/97      13892         14739            17125      14310
3/31/97      13560         14387            16395      13894
4/30/97      13934         14784            17353      14312
5/31/97      14472         15355            18375      14898
6/30/97      14874         15781            19167      15391
7/31/97      15654         16608            20665      16268
8/31/97      15069         15988            19478      15753
9/30/97      15651         16606            20513      16380
10/31/97     15462         16406            19806      16082
11/30/97     15803         16767            20689      16378
12/31/97     16050         17029            21015      16636
1/31/98      16176         17163            21228      16755
2/28/98      16741         17762            22723      17420
3/31/98      17237         18288            23858      17952
4/30/98      17399         18460            24075      18078
5/31/98      17336         18393            23622      17895
6/30/98      17665         18743            24553      18225
7/31/98      17640         18716            24269      18012
8/31/98      16376         17375            20730      16460
9/30/98      17178         18225            22024      17171
10/31/98     17712         18793            23792      17813
11/30/98     18287         19402            25198      18465
12/31/98     18924         20079            26619      19146
1/31/99      19230         20403            27711      19452
2/28/99      18849         19999            26816      18985
3/31/99      19205         20376            27856      19453
4/30/99      19793         21000            28913      20091
5/31/99      19500         20689            28191      19781
6/30/99      20026         21248            29726      20328
7/31/99      19628         20825            28773      19947
8/31/99      19465         20652            28593      19738
9/30/99      19161         20330            27777      19485
10/31/99     19789         20996            29514      20049

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

The Lipper Balanced Fund Index is an unmanaged index, generally representative Of the 30 largest funds within the Lipper Balanced Fund (Lipper Balanced) investment category. An investor cannot invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge for Class A Shares and the maximum 5.50% deferred sales charge for Class B Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time. Fund holdings are subject to change at any time.

VICTORY SPECIALTY FUNDS

The Victory Convertible Securities Fund

During the past twelve months, the components of convertible securities registered mixed results. The stock market continued its stellar performance but the bond market was plagued by concerns of inflation and the subsequent rate increases by the Federal Reserve Bank. The rising trend in stock prices did come at a price as volatility demonstrated a meaningful increase.

During the year ended October 31, 1999, the Fund recorded a return of 12.46% despite its conservative structure as compared to its benchmark, Lipper Convertible Security Fund Index. While equity sensitive hybrids performed well, the Funds yield substitutes fell victim to declining bond prices. The technology and energy issues did particularly well but the adverse impact of rising rates negatively impacted financial as well as utility investments.

The structure of the fund continues to be rather conservative. The setback in the market during the three months ending October presented an opportunity to strengthen positions in the portfolio, especially in the financial area. Convertible securities continue to be an attractive investment vehicle for investors who wish to participate in the potential growth of the equity market with reduced risk of the inherent volatility.

Victory Convertible Securities Fund
vs. S&P 500 & Lipper Convertible Securities
Fund Index

              Convertible                 Lipper Convertible
              Securities                  Securities Fund
              Class A       S&P500        Index

10/31/89       9425         10000         10000
11/30/89       9355         10165         10100
12/31/89       9514         10383         10157
1/31/90        9279          9669          9786
2/28/90        9279          9751          9895
3/31/90        9351          9988         10032
4/30/90        9134          9719          9847
5/31/90        9449         10613         10330
6/30/90        9439         10519         10350
7/31/90        9486         10464         10284
8/31/90        9098          9477          9747
9/30/90        8804          8992          9334
10/31/90       8501          8932          9067
11/30/90       8880          9467          9479
12/31/90       9042          9702          9714
1/31/91        9262         10105         10095
2/28/91        9771         10785         10603
3/31/91        9890         11024         10757
4/30/91       10216         11028         10883
5/31/91       10491         11453         11136
6/30/91       10318         10905         10863
7/31/91       10586         11394         11123
8/31/91       10918         11618         11432
9/30/91       11166         11396         11488
10/31/91      11301         11531         11712
11/30/91      11217         11024         11415
12/31/91      11546         12254         12052
1/31/92       11827         12011         12361
2/29/92       11946         12125         12584
3/31/92       11741         11861         12431
4/30/92       11884         12191         12471
5/31/92       12082         12203         12682
6/30/92       12016         11991         12551
7/31/92       12396         12464         12882
8/31/92       12408         12164         12813
9/30/92       12598         12275         13060
10/31/92      12497         12301         13184
11/30/92      12474         12673         13512
12/31/92      12850         12801         13789
1/31/93       13133         12892         14099
2/28/93       13426         13027         14101
3/31/93       13767         13270         14562
4/30/93       13946         12933         14469
5/31/93       14220         13227         14793
6/30/93       14363         13237         14914
7/31/93       14617         13166         15004
8/31/93       15064         13620         15415
9/30/93       15124         13484         15529
10/31/93      15381         13745         15763
11/30/93      15271         13568         15622
12/31/93      15432         13705         15835
1/31/94       15596         14150         16238
2/28/94       15406         13725         16099
3/31/94       15040         13097         15532
4/30/94       14873         13248         15334
5/31/94       14771         13412         15313
6/30/94       14757         13053         15185
7/31/94       14940         13464         15433
8/31/94       15135         13970         15870
9/30/94       15187         13594         15744
10/31/94      15134         13878         15714
11/30/94      14606         13330         15276
12/31/94      14436         13494         15257
1/31/95       14506         13821         15398
2/28/95       14866         14320         15764
3/31/95       15282         14711         16129
4/30/95       15690         15123         16406
5/31/95       16000         15672         16761
6/30/95       16070         16005         17115
7/31/95       16498         16514         17628
8/31/95       16956         16508         17760
9/30/95       17227         17170         18029
10/31/95      17010         17085         17735
11/30/95      17589         17786         18267
12/31/95      17945         18096         18472
1/31/96       18607         18687         18801
2/29/96       18697         18816         19093
3/31/96       18967         18965         19277
4/30/96       19059         19220         19726
5/31/96       19302         19659         20047
6/30/96       19241         19704         19782
7/31/96       18702         18802         19086
8/31/96       19334         19156         19763
9/30/96       19873         20194         20389
10/31/96      20373         20721         20486
11/30/96      21153         22242         21188
12/31/96      21380         21763         21175
1/31/97       21728         23098         21809
2/28/97       21943         23235         21711
3/31/97       21575         22245         21283
4/30/97       21676         23544         21429
5/31/97       22498         24930         22448
6/30/97       23253         26005         23161
7/31/97       24238         28038         24232
8/31/97       24170         26427         24227
9/30/97       24936         27832         25315
10/31/97      24524         26872         24678
11/30/97      24593         28070         24598
12/31/97      24875         28512         24753
1/31/98       24800         28801         24790
2/28/98       25493         30830         25878
3/31/98       26574         32370         26679
4/30/98       26480         32664         26803
5/31/98       25875         32049         26266
6/30/98       26094         33313         26163
7/31/98       25482         32928         25681
8/31/98       23095         28126         22692
9/30/98       23309         29882         23021
10/31/98      23618         32280         23675
11/30/98      24217         34188         24632
12/31/98      24680         36116         25452
1/31/99       25450         37597         26279
2/28/99       25193         36383         25366
3/31/99       25728         37794         25949
4/30/99       26525         39228         27173
5/31/99       26385         38249         27287
6/30/99       27224         40331         28250
7/31/99       26861         39039         28001
8/31/99       26558         38795         27751
9/30/99       25968         37687         27493
10/31/99      26561         40044         28409

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

The Lipper Convertible Securities Fund Index is an unmanaged index, generally representative of convertible bonds and convertible preferred shares. Lipper Mutual Fund Indices are equally weighted and composed of the largest mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. An investor cannot invest directly in an index.

Portfolio holdings are subject to change.

             Total Return
            As of 10/31/99

                              Maximum
                  Net Asset   Offering
                  Value       Price

One Year          12.46%       5.96%
Three Years        9.24%       7.10%
Five Years        11.91%      10.59%
Ten Years         10.92%      10.27%
Average Annual
Since Inception
4/14/88           11.15%      10.59%

           Portfolio Investments

Basic Industries                   11.0%
Capital Goods                       5.5%
Consumer Cyclicals                 16.4%
Consumer Staples                   12.4%
Energy                             13.0%
Financial                          21.8%
Technology                         11.2%
Utilities                           5.4%
Other Assets                        3.3%

VICTORY SPECIALTY FUNDS

The Victory Real Estate Investment Fund

The Victory Real Estate Investment Fund finished the volatile past 12-month period at 0.03%, (at NAV) outperforming the Morgan Stanley REIT (MSREIT) Index* (-6.26%) by 629 basis points.

The REIT sector rallied in April as Warren Buffet and some large pension funds took significant positions. Attracting these investments were the defensive characteristics of the sector with its earnings multiple averaging 9x forward earnings versus the S&P 500 with a multiple approaching 30 times. Although the rally was overweighted to the factory outlet stocks and therefore allowed the MSREIT Index to perform ahead of the Victory Real Estate Investment Fund for the quarter, we remained committed to investing in property types with more solid fundamentals such as the office, industrial, and apartment groups.

The Victory Real Estate Investment Fund finished the volatile 3rd quarter down 5.23%, (at NAV) outperforming the MSREIT Index (-8.09%) by 286 basis points. Outperformance was due to the Fund's focus on defensive stocks where future cash flow is highly visible as particularly found in companies with downtown office buildings. These companies own properties in supply-constrained markets that are not vulnerable to overbuilding because of the costly and complex processes required for new construction. And with the strong economy, these landlords have been able to put in place long-term leases to quality tenants at rapidly improving rental rates.

During the fiscal year, the Fund avoided some volatility through its underweighting in hotel and retail stocks. The hotel stocks are more closely correlated to the broader market and are experiencing some leveling off in earnings growth in addition to the threat of oversupply particularly in the limited service subsector. The retail stocks are experiencing some price softening due to a potential threat to future earnings growth as a result of the exponential growth of e-commerce retailing.

The Fund continues to have significant holdings in the apartment sector where supply has been held in check to produce markets generally in equilibrium. Furthermore, this property subsector has a favorable demographic context with rising mortgage rates reducing the possibility for home purchases and the baby "boomlet" set to move into their 20's during the next five years and therefore creating a demand bubble for rental apartments.

As the broader market is anticipated to be particularly volatile going into 2000, the Victory Real Estate Investment Fund is continually evolving to provide a defensive alternative for investors. The REIT sector is a high-yielding, value-stock sector and the objective of the Fund is to be even more focused on capital preservation. The defensive characteristics are due to the high dividend yield, the low earnings multiple and the high visibility of earnings which are anticipated to grow 8.5%-10% for the next year.

              Total Return
             As of 10/31/99

                                 Maximum
                    Net Asset    Offering
                    Value        Price

One Year            0.03%        -5.70%
Average Annual
Since Inception
4/30/97             3.07%         0.66%

           Portfolio Investments

Discount Notes                     16.1%
Diversified                        20.9%
Apartments                          6.8%
Office                             30.4%
Residential                        14.5%
Hotels                              2.4%
Health Care                         2.4%
Other Assets                        6.5%

Victory Real Estate Investment Fund
vs. MSREIT Index

            Real Estate     Real Estate
            Investment      Investment        MSREIT
            Class A         Class A @ NAV     Index

4/30/97      9425           10000             10000
5/31/97      9661           10250             10301
6/30/97     10170           10790             10845
7/31/97     10745           11400             11139
8/31/97     10763           11420             11064
9/30/97     11844           12567             12110
10/31/97    11538           12242             11783
11/30/97    11682           12394             11957
12/31/97    11996           12728             12229
1/31/98     11900           12625             12064
2/28/98     11812           12533             11860
3/31/98     12097           12835             12141
4/30/98     11755           12472             11711
5/31/98     11609           12317             11609
6/30/98     11636           12346             11608
7/31/98     10878           11541             10778
8/31/98      9953           10560              9773
9/30/98     10413           11048             10379
10/31/98    10164           10784             10186
11/30/98    10363           10995             10346
12/31/98    10265           10891             10162
1/31/99     10153           10773              9889
2/28/99     10032           10644              9726
3/31/99     10073           10688              9673
4/30/99     10951           11619             10608
5/31/99     11175           11857             10833
6/30/99     10949           11617             10632
7/31/99     10722           11376             10297
8/31/99     10670           11321             10198
9/30/99     10377           11010              9772
10/31/99    10167           10787              9548

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

* The Morgan Stanley REIT Index (MSREIT Index) is an unmanaged index, generally representative of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994. An investor cannot invest directly in an index.

Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

Investments in this Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Fund holdings are subject to change at any time.

Introduction to the Equity Funds

THE INVESTMENT PROCESS

The Victory Equity Funds that are managed according to the diversified style attempt to remain flexible in order to adjust to changing market conditions.

The Victory Funds that are managed according to a "value" style seek to outperform an appropriate market benchmark while maintaining broad market sector exposure. The approach to managing these funds is to target stocks that are statistically inexpensive (low P/Es, low price-to-book, high-yield stocks) and find those issues where investor sentiment is improving as evidenced by upward earnings revisions and positive earning events.

The Victory Equity Funds that are managed according to the growth style Subscribe to the philosophy of "Growth At a Reasonable Price" (GARP). They seek to identify stocks believed to have future return prospects greater than the overall market.

                         Value Funds

                  EQUITY RESEARCH UNIVERSE

                      VALUE MANAGEMENT

Valuation           Statistical Cheapness        Earnings Revisions

                     buy/sell decisions

                         VALUE FUNDS
                   The Victory Value Fund
                 The Victory Lakefront Fund
             The Victory Established Value Fund
               The Victory Special Value Fund
            The Victory Ohio Regional Stock Fund


                      Diversified Funds

                 EQUITY RESEARCH UNIVERSE

                  DIVERSIFIED MANAGEMENT

Value                                              Growth

                Market Condition Assessment

                    buy/sell decisions

                    DIVERSIFIED FUNDS
            The Victory Diversified Stock Fund
              The Victory Stock Index Fund*


                           Growth Funds

                     EQUITY RESEARCH UNIVERSE

                        GROWTH MANAGEMENT

Return Prospects       Statistical Valuation       Risk Assessment

                        buy/sell decisions

                           GROWTH FUNDS
                    The Victory Growth Fund
            The Victory International Growth Fund
          The Victory Small Company Opportunity Fund

*The Victory Stock Index Fund is not an actively managed Fund.

VICTORY EQUITY FUNDS

The Victory Value Fund

Fiscal year 1999 was another solid year for large-capitalization equity investors. As the year progressed, it became increasingly clear that U.S. economic growth was not slowing and that international economic growth was improving. Moreover, inflationary pressures remained subdued. The markets responded enthusiastically, with particular strength in technology stocks and other high-growth issues. Large-cap value stocks participated in the market's strength, but not as fully as growth issues. For the 12 month period, the S&P BARRA Value Index* returned 19.0%, versus the 25.7% return of the S&P 500.**

In light of the overall environment, we are pleased with the performance of the Victory Value Fund. The Fund (at NAV) returned 20.02%, which was ahead of the return of the S&P Barra Value Index, 19.0% for the 12 month period ending October 31, 1999. Moreover, the Fund's return exceeded the 17.1% median return of the Lipper Large-Cap Value Core Index.*** Our timely emphasis on technology stocks early in the fiscal year, and our overweighting in energy stocks, were two principal reasons for the Fund's solid performance.

It would be difficult to create a better economic environment for U.S. equities in the eighth year of an economic recovery than what we foresee. Unfortunately, the fundamentals are unlikely to improve and are more than adequately reflected in equity prices. Moreover, in addition to the extraneous forces that normally surround the market, we are faced with the incremental uncertainty presented by the year 2000. Accordingly, we are emphasizing safety and capital preservation over risk-taking. We believe our value orientation in the large-cap world is well suited for the environment of below average equity returns that we foresee. The lower p/e ratios and greater dividend yields of value portfolios have historically led to relative stability during volatile market environments and relative outperformance during periods of market declines.

            Total Return
           As of 10/31/99

                               Maximum
                   Net Asset   Offering
                   Value       Price

One Year           20.02%      13.10%
Three Years        22.53%      20.12%
Five Years         22.90%      21.45%
Average Annual
Since Inception
12/3/93            19.71%      18.52%

      Portfolio Investments

Basic Industry              6.5%
Capital Goods               7.6%
Consumer Cyclicals         13.6%
Consumer Staples           15.7%
Energy                      9.1%
Financial                  19.6%
Technology                 16.4%
Utilities                  11.4%

Victory Value Fund
vs. S&P 500

             Value Class A    Value Class A @ NAV    S&P 500

12/3/93       9425            10000                  10000
1/31/94       9842            10442                  10429
2/28/94       9455            10031                  10116
3/31/94       9081             9635                   9653
4/30/94       9214             9776                   9764
5/31/94       9433            10008                   9886
6/30/94       9251             9815                   9621
7/31/94       9508            10088                   9924
8/31/94       9852            10453                  10297
9/30/94       9570            10153                  10020
10/31/94      9733            10327                  10229
11/30/94      9445            10021                   9825
12/31/94      9555            10138                   9945
1/31/95       9791            10388                  10187
2/28/95      10185            10806                  10554
3/31/95      10443            11080                  10843
4/30/95      10651            11301                  11146
5/31/95      11067            11743                  11551
6/30/95      11184            11867                  11797
7/31/95      11503            12205                  12171
8/31/95      11613            12322                  12168
9/30/95      12011            12744                  12655
10/31/95     11901            12627                  12592
11/30/95     12503            13265                  13109
12/31/95     12777            13557                  13338
1/31/96      13181            13985                  13773
2/29/96      13243            14051                  13869
3/31/96      13602            14432                  13978
4/30/96      13737            14575                  14166
5/31/96      13955            14807                  14490
6/30/96      14033            14889                  14522
7/31/96      13449            14270                  13858
8/31/96      13773            14613                  14119
9/30/96      14428            15308                  14884
10/31/96     14836            15741                  15273
11/30/96     15903            16873                  16393
12/31/96     15640            16594                  16041
1/31/97      16332            17328                  17024
2/28/97      16453            17456                  17125
3/31/97      15812            16777                  16395
4/30/97      16429            17431                  17353
5/31/97      17464            18529                  18375
6/30/97      18122            19227                  19167
7/31/97      19556            20749                  20665
8/31/97      18552            19684                  19478
9/30/97      19519            20709                  20513
10/31/97     18877            20029                  19806
11/30/97     19707            20909                  20689
12/31/97     19943            21159                  21015
1/31/98      20147            21376                  21228
2/28/98      21484            22795                  22723
3/31/98      22519            23893                  23858
4/30/98      22712            24098                  24075
5/31/98      22326            23688                  23622
6/30/98      23008            24412                  24553
7/31/98      22839            24232                  24269
8/31/98      19699            20900                  20730
9/30/98      21312            22612                  22024
10/31/98     22739            24126                  23792
11/30/98     23933            25393                  25198
12/31/98     25194            26731                  26619
1/31/99      25917            27498                  27711
2/28/99      25382            26930                  26816
3/31/99      25901            27482                  27856
4/30/99      27522            29201                  28913
5/31/99      27016            28664                  28191
6/30/99      28353            30083                  29726
7/31/99      27369            29038                  28773
8/31/99      26891            28532                  28593
9/30/99      25784            27357                  27777
10/31/99     27290            28955                  29514

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

** The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

* The Standard & Poor's Barra Value Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The index was developed with a base value of 35 as of December 31, 1974. An investor cannot invest directly in an index.

*** The Lipper Large-Cap Value Core Index is an unmanaged index, generally representative of the 30 largest funds within the Lipper Large-Cap Value Core investment category. An investor cannot invest directly in an index.

VICTORY EQUITY FUNDS

The Victory Lakefront Fund

The Victory Lakefront Fund had an outstanding year in 1999. For the year, the Fund returned 25.02% on a gross basis, outperforming its benchmark, the S & P Barra Value Index,* which returned 19.0%. The Fund has adopted this benchmark because it is more closely aligned with the portfolio of the Fund than the Standard & Poor's 500 Stock Index (S & P 500). The S & P 500, the Fund's former benchmark returned 25.7% for the period, due to outperformance of the stocks of the mid- to large-size companies. The fund was able to accomplish this outstanding performance while remaining highly tax efficient. The Fund's turnover (a measure used to quantify the buying and selling activity of a mutual fund over a given period) was an extraordinarily low 3% thus keeping the level of shareholder taxable gains to a minimum.

Clearly, it was a good year to be invested in a value portfolio. In
1999, the Fund was overweighted in the traditional value sectors including capital goods, financials, and consumer cyclicals, all of which turned in strong performances. The portfolio's exposure to these sectors reflected our strategic belief in the continuance of domestic economic growth with increasing productivity and a strengthening international economy. With these factors remaining constant through out the year, the prices of the Fund's individual holdings in these value-oriented sectors soared. Given its value mandate, the Fund was naturally underweighted in the top performing technology sector but nonetheless reaped significant benefit from its lower p/e technology holdings.

As we look to the year 2000, we think the economic dynamics described above will remain intact benefiting the U.S. equity markets and keeping a lid on interest rates. Also, the demand by investors for the liquidity that large capitalization stocks provide, coupled with our belief that most of the holdings in the Fund's portfolio remain undervalued, could prove favorable for the Lakefront Fund.

Victory Lakefront Fund
vs. S&P 500 & S&P Barra Value

            Lakefront     Lakefront                    S&P Barra
            Class A       Class A @ NAV    S&P 500     Value

3/3/97       9425         10000            10000       10001
3/31/97      8973          9520             9574        9659
4/30/97      9435         10011            10133       10021
5/31/97     10011         10621            10730       10650
6/30/97     10316         10945            11192       11056
7/31/97     11272         11960            12067       11941
8/31/97     10713         11367            11374       11401
9/30/97     11227         11912            11978       12069
10/31/97    10733         11387            11565       11626
11/30/97    10951         11619            12081       12069
12/31/97    11097         11774            12271       12337
1/31/98     11068         11743            12396       12185
2/28/98     12009         12742            13269       13099
3/31/98     12495         13258            13932       13762
4/30/98     12612         13381            14058       13925
5/31/98     12145         12886            13793       13729
6/30/98     12107         12846            14337       13833
7/31/98     11785         12504            14172       13533
8/31/98      9707         10299            12105       11357
9/30/98     10238         10862            12861       12048
10/31/98    11275         11963            13893       12991
11/30/98    12186         12929            14714       13668
12/31/98    12582         13350            15544       14148
1/31/99     13197         14002            16181       14434
2/28/99     12962         13753            15659       14123
3/31/99     13508         14332            16266       14551
4/30/99     14236         15105            16883       15805
5/31/99     14057         14914            16462       15526
6/30/99     14662         15557            17358       16123
7/31/99     14180         15045            16802       15627
8/31/99     14259         15128            16697       15231
9/30/99     13434         14253            16220       14635
10/31/99    14096         14955            17234       15460

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

            Total Return
           As of 10/31/99

                               Maximum
                   Net Asset   Offering
                   Value       Price

One Year           25.02%      17.85%
Average Annual
Since Inception
3/3/97             16.32%      13.76%

    Portfolio Investments

Basic Industry            5.6%
Capital Goods             8.6%
Consumer Cyclicals        9.1%
Consumer Staples         22.1%
Energy                    4.6%
Financial                18.6%
Technology               22.4%
Utilities                 9.0%

Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

* The Standard & Poor's Barra Value Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have low price-to-book ratios. The index was developed with a base value of 35 as of December 31, 1974. An investor cannot invest directly in an index.

VICTORY EQUITY FUNDS

The Victory Established Value Fund

The stock market continued its impressive ascent over the past twelve months, lead by the technology juggernaut. There have, however, been some bumps along the way. The August Federal Reserve rate hike coupled with the related economic uncertainty injected a dose of nervousness into the markets during the third quarter. The accompanying volatility resulted in a decline of 12.17% for the S&P 500 Index* from its summer peak on July 19 through the October 15 close. Despite the recent pull back, the popular benchmark has advanced 12.03% the year ended October 31, 1999.

The Fund lagged the benchmark S&P 500 Index with a return of 17.63% versus 25.7%, respectively for the one-year period ended October 31, 1999. The shortfall in performance can be attributed to the market's strength being generally concentrated in the largest capitalized companies within the index, specifically the technology sector where the Fund has a relative underweight. The Fund did outperform the benchmark through the first nine calendar months by a margin of 5.82% to 5.36% (at NAV), however it was unable to keep pace with the index following the third quarter as the financial sector continued to decline under rising interest rate pressures. Certain financials continue to exhibit attractive valuations and thus remain an overweighted sector for the Fund.

The value-oriented methodology employed by the Fund continues to provide benefits as evidenced by the number of holdings that have been the target of takeovers. A total of seven companies held by the Fund have been acquired during the fiscal year. We continue to build the portfolio around companies that have delivered consistent earnings growth trading at discounted share valuations. Given the narrow breadth of the market's upward move, there are a number of opportunities that exist for the patient investor. Our value discipline is currently focused on selective issues within several sectors including healthcare, basic materials and communications.

       Total Return
      As of 10/31/99

                  Net Asset
                  Value

One Year          17.63%
Three Years       14.40%
Five Years        16.54%
Ten Years         12.80%
Average Annual
Since Inception
8/16/83           14.26%

      Portfolio Investments

Basic Industry              5.6%
Capital Goods              10.5%
Consumer Cyclicals         27.1%
Consumer Staples            8.1%
Energy                      1.2%
Financial                  24.0%
Technology                 16.3%
Utilities                   7.2%

Victory Established Value Fund
vs. S&P 500

             Established Value      S&P 500
             Class G

10/31/89     10000                  10000
11/30/89     10060                  10165
12/31/89     10218                  10383
1/31/90       9816                   9669
2/28/90       9958                   9751
3/31/90      10169                   9988
4/30/90       9771                   9719
5/31/90      10367                  10613
6/30/90      10067                  10519
7/31/90       9934                  10464
8/31/90       9202                   9477
9/30/90       8842                   8992
10/31/90      8488                   8932
11/30/90      9158                   9467
12/31/90      9389                   9702
1/31/91       9898                  10105
2/28/91      10456                  10785
3/31/91      10622                  11024
4/30/91      10557                  11028
5/31/91      11122                  11453
6/30/91      10662                  10905
7/31/91      11038                  11394
8/31/91      11128                  11618
9/30/91      10978                  11396
10/31/91     11002                  11531
11/30/91     10461                  11024
12/31/91     11476                  12254
1/31/92      11458                  12011
2/29/92      11655                  12125
3/31/92      11432                  11861
4/30/92      11358                  12191
5/31/92      11303                  12203
6/30/92      11114                  11991
7/31/92      11605                  12464
8/31/92      11422                  12164
9/30/92      11713                  12275
10/31/92     12017                  12301
11/30/92     12447                  12673
12/31/92     12647                  12801
1/31/93      13163                  12892
2/28/93      13379                  13027
3/31/93      13812                  13270
4/30/93      13615                  12933
5/31/93      13927                  13227
6/30/93      14338                  13237
7/31/93      14606                  13166
8/31/93      15043                  13620
9/30/93      15122                  13484
10/31/93     15226                  13745
11/30/93     15019                  13568
12/31/93     15274                  13705
1/31/94      15610                  14150
2/28/94      15570                  13725
3/31/94      15274                  13097
4/30/94      15153                  13248
5/31/94      15038                  13412
6/30/94      14739                  13053
7/31/94      15051                  13464
8/31/94      15766                  13970
9/30/94      15251                  13594
10/31/94     15515                  13878
11/30/94     15043                  13330
12/31/94     15324                  13494
1/31/95      15401                  13821
2/28/95      15985                  14320
3/31/95      16493                  14711
4/30/95      17029                  15123
5/31/95      17456                  15672
6/30/95      17876                  16005
7/31/95      18572                  16514
8/31/95      18768                  16508
9/30/95      19139                  17170
10/31/95     18972                  17085
11/30/95     19428                  17786
12/31/95     19375                  18096
1/31/96      20016                  18687
2/29/96      20418                  18816
3/31/96      20590                  18965
4/30/96      21135                  19220
5/31/96      21471                  19659
6/30/96      21264                  19704
7/31/96      20360                  18802
8/31/96      20881                  19156
9/30/96      21966                  20194
10/31/96     22273                  20721
11/30/96     23373                  22242
12/31/96     23119                  21763
1/31/97      24226                  23098
2/28/97      24218                  23235
3/31/97      23708                  22245
4/30/97      24308                  23544
5/31/97      25575                  24930
6/30/97      26644                  26005
7/31/97      28496                  28038
8/31/97      28155                  26427
9/30/97      29144                  27832
10/31/97     27576                  26872
11/30/97     28175                  28070
12/31/97     28356                  28512
1/31/98      28500                  28801
2/28/98      30498                  30830
3/31/98      30742                  32370
4/30/98      30805                  32664
5/31/98      30724                  32049
6/30/98      30387                  33313
7/31/98      29394                  32928
8/31/98      25471                  28126
9/30/98      26368                  29882
10/31/98     28351                  32280
11/30/98     29018                  34188
12/31/98     30091                  36116
1/31/99      30295                  37597
2/28/99      29577                  36383
3/31/99      30430                  37794
4/30/99      33887                  39228
5/31/99      33081                  38249
6/30/99      34721                  40331
7/31/99      33964                  39039
8/31/99      32857                  38795
9/30/99      31842                  37687
10/31/99     33349                  40044

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

The Gradison Established Value Fund became part of the Victory family on April 1, 1999. Performance before that time is of the Gradison Established Value Fund.

During the period shown, portions of the investment advisory and shareholder servicing fees were waived. Had these waivers not been in effect, the performance quoted would have been lower.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns. Class G Shares are not subject to an initial or deferred sales charge, but are subject to an asset-based sales charge.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

VICTORY EQUITY FUNDS

The Victory Diversified Stock Fund

After a big surge in the spring of 1999, the stock market settled into a trading range throughout the rest of the fiscal year. The fundamental forces of good corporate earnings, low inflation, and strong money flows have continued to provide positive support for equities, while rising interest rates and concerns about valuation were offsetting factors. Overall, though, the strength of this bull market continues to be impressive, as 1999, in its current trend, represents the ninth calendar year in a row of positive total returns for the S&P 500.*

The Fund lagged the S&P500 Index in the year ended October 31, 1999, returning 19.4% Class A (at NAV) compared to the benchmark return of 25.7%. All of the underperformance took place in the last fiscal quarter. The Fund's value driven methodology was out of favor as growth stocks outperformed value stocks for an unprecedented sixth consecutive year.

Our expectation is that the emerging worldwide economic recovery will broaden in the year 2000 and that the technology, energy, and basic industry sectors will be the beneficiaries of this development. These more cyclical areas remain the areas of emphasis. The Fund is underweighted in the financial, utility, and consumer related industries.

Victory Diversified Stock Fund
vs. S&P 500

             Diversified      Diversified
             Stock            Stock
             Class A          Class A @ NAV    S&P 500

10/20/89      9425            10000            10000
11/30/89      9558            10141            10165
12/31/89      9883            10486            10383
1/31/90       9328             9897             9669
2/28/90       9443            10019             9751
3/31/90       9697            10288             9988
4/30/90       9504            10084             9719
5/31/90      10409            11044            10613
6/30/90      10367            10999            10519
7/31/90      10328            10958            10464
8/31/90       9534            10116             9477
9/30/90       9078             9631             8992
10/31/90      9019             9569             8932
11/30/90      9604            10190             9467
12/31/90      9939            10545             9702
1/31/91      10543            11186            10105
2/28/91      11237            11922            10785
3/31/91      11286            11974            11024
4/30/91      11246            11932            11028
5/31/91      11814            12534            11453
6/30/91      11071            11747            10905
7/31/91      11562            12267            11394
8/31/91      11852            12575            11618
9/30/91      11509            12211            11396
10/31/91     11499            12200            11531
11/30/91     11006            11678            11024
12/31/91     12322            13074            12254
1/31/92      12249            12996            12011
2/29/92      12405            13162            12125
3/31/92      12101            12839            11861
4/30/92      12352            13105            12191
5/31/92      12279            13028            12203
6/30/92      12129            12869            11991
7/31/92      12602            13371            12464
8/31/92      12329            13081            12164
9/30/92      12648            13419            12275
10/31/92     12827            13609            12301
11/30/92     13333            14147            12673
12/31/92     13484            14307            12801
1/31/93      13495            14318            12892
2/28/93      13570            14398            13027
3/31/93      13765            14604            13270
4/30/93      13580            14409            12933
5/31/93      13949            14800            13227
6/30/93      13902            14750            13237
7/31/93      13989            14842            13166
8/31/93      14543            15431            13620
9/30/93      14441            15322            13484
10/31/93     14627            15519            13745
11/30/93     14441            15322            13568
12/31/93     14829            15734            13705
1/31/94      15341            16277            14150
2/28/94      14829            15734            13725
3/31/94      14323            15197            13097
4/30/94      14531            15418            13248
5/31/94      14973            15886            13412
6/30/94      14621            15513            13053
7/31/94      14991            15905            13464
8/31/94      15594            16546            13970
9/30/94      15341            16277            13594
10/31/94     15700            16658            13878
11/30/94     15205            16132            13330
12/31/94     15415            16356            13494
1/31/95      15808            16773            13821
2/28/95      16467            17472            14320
3/31/95      16935            17968            14711
4/30/95      17400            18462            15123
5/31/95      18148            19255            15672
6/30/95      18385            19507            16005
7/31/95      18967            20124            16514
8/31/95      19108            20274            16508
9/30/95      19722            20926            17170
10/31/95     19395            20578            17085
11/30/95     20393            21637            17786
12/31/95     20868            22141            18096
1/31/96      21457            22766            18687
2/29/96      22000            23342            18816
3/31/96      22303            23664            18965
4/30/96      22848            24242            19220
5/31/96      23299            24721            19659
6/30/96      23097            24506            19704
7/31/96      22082            23429            18802
8/31/96      22597            23976            19156
9/30/96      23754            25203            20194
10/31/96     24662            26167            20721
11/30/96     26706            28335            22242
12/31/96     26027            27615            21763
1/31/97      27474            29150            23098
2/28/97      27421            29094            23235
3/31/97      26583            28205            22245
4/30/97      27379            29050            23544
5/31/97      29202            30984            24930
6/30/97      30153            31993            26005
7/31/97      32638            34629            28038
8/31/97      31307            33216            26427
9/30/97      33160            35183            27832
10/31/97     31561            33486            26872
11/30/97     32795            34796            28070
12/31/97     33387            35424            28512
1/31/98      33447            35488            28801
2/28/98      35899            38089            30830
3/31/98      37543            39834            32370
4/30/98      38362            40702            32664
5/31/98      36964            39220            32049
6/30/98      37929            40243            33313
7/31/98      37270            39543            32928
8/31/98      32154            34115            28126
9/30/98      34963            37096            29882
10/31/98     37747            40049            32280
11/30/98     39311            41709            34188
12/31/98     41116            43624            36116
1/31/99      42518            45112            37597
2/28/99      41266            43784            36383
3/31/99      42989            45612            37794
4/30/99      46173            48990            39228
5/31/99      45546            48325            38249
6/30/99      47644            50551            40331
7/31/99      46491            49327            39039
8/31/99      45814            48609            38795
9/30/99      43358            46004            37687
10/31/99     45065            47814            40044

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

                                 Total Return
                                As of 10/31/99

                  DIVERSIFIED          DIVERSIFIED               DIVERSIFIED
                  FUND                 FUND                      FUND
                  Class A              Class B                   Class G

                             Maximum                Contingent
                  Net Asset  Offering  Net Asset    Deferred     Net Asset
                  Value      Price     Value        Charges      Value

One Year          19.39%     12.52%    18.24%       14.46%       19.21%
Three Years       22.26%     19.87%    20.96%       20.27%       22.19%
Five Years        23.48%     22.03%    22.61%       22.52%       23.44%
Ten Years         16.94%     16.25%    16.53%       16.53%       16.92%
Average Annual
Since Inception
10/20/89          16.77%     16.08%    16.36%       16.36%       16.75%

     Portfolio Investments

Basic Industry              6.9%
Capital Goods               7.6%
Consumer Cyclicals         12.3%
Consumer Staples           20.8%
Energy                     12.1%
Financial                  11.7%
Technology                 19.7%
Utilities                   8.9%

Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders.

During the period shown, a portion of the investment advisory and shareholder servicing fees were waived. Had this waiver not been in effect, the performance quoted would have been lower.

Performance for B Shares prior to March 1, 1996, and for G Shares, prior to March 26, 1999, respective inception dates of those share classes, reflect the performance of Class A Shares which has not been adjusted for expenses of Class B or Class G Shares. Performance of Class A, B and G Shares will differ due to differences in sales charge structure and class expenses.

The MOP figures reflect a maximum sales charge of 5.75% for Class A Shares and a maximum contingent deferred sales charge (CDSC) of 5.00% for Class B Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

VICTORY EQUITY FUNDS

The Victory Stock Index Fund

The investment objective of the Victory Stock Index Fund is to attempt to Replicate the performance of the S&P 500 Index.* This method of management is referred to as passive investing.

In an effort to duplicate the performance of the S&P 500 Index, the Fund follows a full replication strategy. This involves investing in all of the stocks in the S&P 500 Index in proportion to their company, industry and sector weightings in the Index.

To manage the daily cash flows in and out of the Fund, the Fund invests in S&P 500 Index futures contracts. The contracts are highly correlated to changes in the S&P 500 Index. This enables the Fund to be fully exposed to S&P price movements, while at the same time, minimizing transaction expenses associated the stock purchases and sales. We do not use futures for speculative or leveraging purposes.

The S&P 500 posted a total return of 25.7% for the year ended
October 31, 1999. The Victory Stock Index Fund returned was 24.91% Class A (at NAV) for the same period. Consistent with its investment objective, the Fund strives to match the performance of the S&P 500.

                        Total Return
                       As of 10/31/99

                  STOCK INDEX Class A     STOCK INDEX Class G

                             Maximum
                  Net Asset  Offering     Net Asset
                  Value      Price        Value

One Year          24.91%     17.74%       24.85%
Three Years       25.62%     23.15%       25.60%
Five Years        25.19%     23.72%       25.18%
Average Annual
Since Inception
12/3/93           21.67%     20.46%       21.66%

     Portfolio Investments

Basic Industry           3.8%
Capital Goods            7.3%
Consumer Cyclicals      14.5%
Consumer Staples        19.0%
Energy                   5.9%
Financial               15.3%
Technology              22.9%
Utilities               11.3%

Victory Stock Index Fund
vs. S&P 500

             Stock Index    Stock Index
             Class A        Class A @ NAV    S&P 500

12/3/93       9425          10000            10000
1/31/94       9785          10382            10429
2/28/94       9512          10092            10116
3/31/94       9099           9654             9653
4/30/94       9213           9775             9764
5/31/94       9355           9926             9886
6/30/94       9131           9687             9621
7/31/94       9426          10001             9924
8/31/94       9798          10396            10297
9/30/94       9559          10143            10020
10/31/94      9771          10367            10229
11/30/94      9425          10000             9825
12/31/94      9561          10145             9945
1/31/95       9803          10401            10187
2/28/95      10171          10791            10554
3/31/95      10464          11102            10843
4/30/95      10775          11432            11146
5/31/95      11193          11876            11551
6/30/95      11431          12129            11797
7/31/95      11812          12533            12171
8/31/95      11842          12564            12168
9/30/95      12323          13074            12655
10/31/95     12283          13033            12592
11/30/95     12814          13596            13109
12/31/95     13049          13845            13338
1/31/96      13491          14314            13773
2/29/96      13602          14432            13869
3/31/96      13746          14585            13978
4/30/96      13938          14788            14166
5/31/96      14271          15142            14490
6/30/96      14341          15215            14522
7/31/96      13701          14537            13858
8/31/96      13975          14828            14119
9/30/96      14747          15647            14884
10/31/96     15155          16080            15273
11/30/96     16258          17249            16393
12/31/96     15943          16916            16041
1/31/97      16917          17949            17024
2/28/97      17043          18083            17125
3/31/97      16327          17323            16395
4/30/97      17295          18350            17353
5/31/97      18347          19466            18375
6/30/97      19149          20317            19167
7/31/97      20649          21909            20665
8/31/97      19498          20687            19478
9/30/97      20557          21811            20513
10/31/97     19878          21091            19806
11/30/97     20758          22025            20689
12/31/97     21109          22397            21015
1/31/98      21346          22648            21228
2/28/98      22847          24241            22723
3/31/98      23975          25437            23858
4/30/98      24213          25690            24075
5/31/98      23782          25233            23622
6/30/98      24731          26240            24553
7/31/98      24447          25938            24269
8/31/98      20886          22160            20730
9/30/98      22256          23614            22024
10/31/98     24052          25519            23792
11/30/98     25462          27015            25198
12/31/98     26955          28600            26619
1/31/99      28034          29744            27711
2/28/99      27146          28802            26816
3/31/99      28223          29945            27856
4/30/99      29292          31079            28913
5/31/99      28579          30323            28191
6/30/99      30169          32009            29726
7/31/99      29211          30993            28773
8/31/99      29045          30817            28593
9/30/99      28263          29986            27777
10/31/99     30043          31875            29514

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

During the period shown, portions of the investment advisory and shareholder servicing fees were waived. Had these waivers not been in effect, the performance quoted would have been lower.

Performance for G Shares prior to July 1, 1999 reflects the performance of Class A Shares which has not been adjusted for expenses of Class G Shares. Performance of Class A and G Shares will differ due to differences in sales charge structure and class expenses.

The MOP figures reflect a maximum sales charge of 5.75% for Class A Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

VICTORY EQUITY FUNDS

The Victory Growth Fund

The market environment for large-capitalization growth stocks for the year ending October 1999 was, on balance, very favorable. The Victory Growth Fund's two largest sectors, Consumer Staples and Technology, turned in a mixed performance, with Consumer Staples underperforming the S&P 500* and the Technology Sector substantially outperforming the S&P 500. In addition, stocks in a number of other growth areas, such as, Wal-Mart, General Electric, Home Depot, MCI Worldcom and American International Group were outstanding performers during the fiscal year.

The Victory Growth Fund was up 24.3% (at NAV) versus the S&P 500 return of 25.7% for the 12 month period ended October 31, 1999.

The Victory Growth Fund slightly underperformed the S&P 500, as the Fund was overweighted in the Consumer Staple Sector, an underperforming sector, and market-weighted in Technology, an outperforming sector. The Fund ended the fiscal year overweighted in Technology.

On balance we believe, the equity markets should continue to do reasonably well over the coming year, with the large-capitalization stock indexes roughly matching the low double-digit growth rate of corporate profits. The Technology and Capital Goods Sectors should continue market leadership, as they represent excellent plays on the recovery of the European and Asian economies.

The Victory Growth Fund is currently overweighted relative to the S&P 500 in the Capital Goods, Technology and the Consumer Staples Sectors. The Capital Goods and Technology Sectors give the Fund exposure to recovering foreign economies, while the Consumer Staple Sector gives the Fund exposure to consistent growth companies at reasonable valuations.

We believe the Victory Growth Fund would have done better with a greater weight in Technology and an underweight in Consumer Staples during the fiscal year. The Fund was in the right technology stocks, Microsoft, Cisco Systems, Intel, Sun Microsystems, Oracle, etc., but should have owned larger positions.

Victory Growth Fund
vs. S&P 500

             Growth       Growth Fund
             Class A      Class A @ NAV    S&P 500

12/3/93       9425        10000            10000
1/31/94       9789        10387            10429
2/28/94       9563        10146            10116
3/31/94       9126         9682             9653
4/30/94       9249         9813             9764
5/31/94       9466        10044             9886
6/30/94       9133         9690             9621
7/31/94       9389         9962             9924
8/31/94       9740        10334            10297
9/30/94       9443        10019            10020
10/31/94      9729        10322            10229
11/30/94      9472        10050             9825
12/31/94      9412         9986             9945
1/31/95       9604        10190            10187
2/28/95       9920        10525            10554
3/31/95      10132        10750            10843
4/30/95      10401        11035            11146
5/31/95      10737        11392            11551
6/30/95      10972        11641            11797
7/31/95      11290        11978            12171
8/31/95      11203        11886            12168
9/30/95      11755        12473            12655
10/31/95     11726        12442            12592
11/30/95     12199        12944            13109
12/31/95     12374        13129            13338
1/31/96      12747        13525            13773
2/29/96      12878        13664            13869
3/31/96      12998        13791            13978
4/30/96      13200        14005            14166
5/31/96      13654        14487            14490
6/30/96      13819        14662            14522
7/31/96      13324        14137            13858
8/31/96      13587        14416            14119
9/30/96      14452        15334            14884
10/31/96     14736        15634            15273
11/30/96     15888        16858            16393
12/31/96     15461        16404            16041
1/31/97      16368        17367            17024
2/28/97      16516        17523            17125
3/31/97      15732        16691            16395
4/30/97      16756        17778            17353
5/31/97      17843        18932            18375
6/30/97      18577        19710            19167
7/31/97      19886        21099            20665
8/31/97      18524        19654            19478
9/30/97      19508        20698            20513
10/31/97     19022        20182            19806
11/30/97     20004        21224            20689
12/31/97     20309        21547            21015
1/31/98      20897        22172            21228
2/28/98      22153        23504            22723
3/31/98      23171        24584            23858
4/30/98      23386        24812            24075
5/31/98      22933        24332            23622
6/30/98      24314        25797            24553
7/31/98      24348        25833            24269
8/31/98      20953        22232            20730
9/30/98      22684        24068            22024
10/31/98     24461        25953            23792
11/30/98     25965        27549            25198
12/31/98     27859        29559            26619
1/31/99      28893        30655            27711
2/28/99      27946        29650            26816
3/31/99      28684        30433            27856
4/30/99      29471        31268            28913
5/31/99      28536        30277            28191
6/30/99      30467        32325            29726
7/31/99      29422        31216            28773
8/31/99      29422        31216            28593
9/30/99      28474        30211            27777
10/31/99     30393        32247            29514

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

* The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

            Total Return
           As of 10/31/99

                             Maximum
                  Net Asset  Offering
                  Value      Price

One Year          24.25%     17.10%
Three Years       27.29%     24.80%
Five Years        25.59%     24.12%
Average Annual
Since Inception
12/3/93           21.91%     20.70%

     Portfolio Investments

Basic Industry            2.2%
Capital Goods            10.6%
Consumer Cyclicals       11.9%
Consumer Staples         25.2%
Energy                    4.4%
Financial                12.3%
Technology               25.3%
Utilities                 8.1%

Total returns are historical and include the change in share price and the reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

VICTORY EQUITY FUNDS

The Victory Special Value Fund

Volatility summarized the market environment for mid-cap equities over the past fiscal year. Looking back at the four quarters that comprise the fiscal year, starting with the January 1999 quarter end, the S&P 400 Midcap Index returned 13.1%, 5.1%, 3.6%, and -1.6% respectively. Together, these amounted to a very competitive 21.1% return for the S&P 400 Midcap Index over the fiscal year. Hidden in the numbers were the extreme performances of growth stocks versus value stocks within the S&P Midcap Index, as value stocks rose only 21.1%, compared to the 40.4% appreciation for growth stocks.

Our Fund lagged the S&P 400 Midcap Index with a return of .80% Class A
(at NAV) for the year ending October 31, 1999, although this return approximated the performance of the value-oriented component of the index. The Fund's underweight in Technology stocks (the best performing sector with a 71% return) held back performance, as did poor security selection in the Retail, Drugs, and Computer Software industries. On the plus side, the continued valuation gap between mid-cap stocks and the more richly valued large-cap sector resulted in takeovers of many of our holdings (eight) over the past year.

Mid-cap stocks continue to be attractively priced versus the large-cap sector. Areas that look particularly interesting to us at this time include insurance, hospital management, computer services, capital goods, and oil service stocks. We expect global economic growth to accelerate in 2000, and are overweight in areas expected to benefit -- including Basic Industry, Capital Goods, and Energy. We are underweighted in areas tied to the domestic economic cycle -- namely, Consumer Cyclicals and Consumer Staples.

                          Total Return
                         As of 10/31/99

                  SPECIAL VALUE Class A     SPECIAL VALUE Class B

                             Maximum                   Contingent
                  Net Asset  Offering       Net Asset  Deferred
                  Value      Price          Value      Charge

One Year           0.80%     -4.98%         -0.43%     -4.24%
Three Years        4.38%      2.35%          3.07%      2.21%
Five Years        10.11%      8.81%          9.13%      8.99%
Average Annual
Since Inception
12/3/93            9.55%      8.46%          8.73%      8.62%

     Portfolio Investments

Basic Industry            9.7%
Capital Goods             5.1%
Consumer Cyclicals       12.8%
Consumer Staples         10.7%
Energy                    6.8%
Financial                21.1%
Technology               21.7%
Utilities                12.1%

Victory Special Value Fund
vs. S&P 400 Mid Cap

             Special Value    Special Value    S&P 400
             Class A          Class A @ NAV    Mid Cap

12/3/93       9425            10000            10000
1/31/94       9941            10547            10233
2/28/94       9931            10537            10087
3/31/94       9598            10183             9620
4/30/94       9550            10133             9692
5/31/94       9645            10233             9600
6/30/94       9454            10030             9269
7/31/94       9738            10332             9583
8/31/94      10070            10684            10085
9/30/94       9897            10501             9897
10/31/94      9983            10592            10005
11/30/94      9517            10097             9554
12/31/94      9828            10428             9642
1/31/95       9867            10469             9742
2/28/95      10366            10998            10253
3/31/95      10625            11273            10421
4/30/95      10847            11508            10640
5/31/95      11059            11733            10897
6/30/95      11250            11937            11341
7/31/95      11714            12429            11930
8/31/95      11937            12665            12153
9/30/95      12033            12767            12448
10/31/95     11781            12499            12127
11/30/95     12256            13004            12657
12/31/95     12462            13222            12626
1/31/96      12622            13392            12809
2/29/96      12872            13657            13244
3/31/96      13012            13805            13403
4/30/96      13392            14209            13812
5/31/96      13442            14262            13999
6/30/96      13525            14350            13789
7/31/96      12914            13701            12856
8/31/96      13485            14308            13597
9/30/96      13978            14831            14190
10/31/96     14209            15076            14232
11/30/96     14972            15885            15033
12/31/96     14857            15764            15050
1/31/97      15180            16106            15615
2/28/97      15299            16232            15486
3/31/97      14938            15849            14826
4/30/97      15197            16124            15211
5/31/97      16471            17476            16541
6/30/97      16960            17995            17005
7/31/97      18063            19165            18689
8/31/97      18020            19119            18666
9/30/97      18802            19949            19739
10/31/97     18056            19157            18880
11/30/97     18250            19364            19160
12/31/97     18986            20144            19904
1/31/98      18459            19585            19525
2/28/98      19536            20728            21143
3/31/98      20337            21578            22096
4/30/98      20196            21428            22500
5/31/98      19564            20757            21487
6/30/98      19114            20280            21623
7/31/98      17696            18775            20784
8/31/98      14506            15391            16915
9/30/98      15125            16048            18494
10/31/98     16030            17008            20147
11/30/98     16547            17556            21153
12/31/98     17262            18315            23708
1/31/99      16131            17115            22785
2/28/99      15295            16228            21592
3/31/99      15407            16347            22196
4/30/99      16601            17614            23946
5/31/99      16922            17954            24052
6/30/99      17531            18600            25337
7/31/99      17038            18077            24799
8/31/99      16385            17384            23950
9/30/99      15702            16660            23210
10/31/99     16159            17144            24392

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Standard & Poor's 400 Mid-Cap Index (S&P 400 Mid Cap) is an unmanaged index, generally representative of domestically traded common stocks of mid-sized companies. An investor cannot invest directly in an index.

Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders.

During the period shown, portions of the investment advisory and shareholder servicing fees were waived. Had these waivers not been in effect, the performance quoted would have been lower.

Performance for B Shares prior to March 1, 1996 reflect the performance of Class A Shares which has not been adjusted for expenses of Class B Shares. Performance of Class A and B Shares will differ due to differences in sales charge structure and class expenses.

The MOP figures reflect a maximum sales charge of 5.75% for Class A Shares and a maximum contingent deferred sales charge (CDSC) of 5.00% for Class B Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figure set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

VICTORY EQUITY FUNDS

The Victory Ohio Regional Stock Fund

Last year we wrote that the preceding twelve months were a difficult time for the type of securities which the Ohio Fund buys. Large stocks outperformed medium and growth stocks outperformed value. Little changed this year. The Ohio Regional Stock Fund Class A (at NAV) declined 6.31%.* The Bloomberg Ohio Index** (including dividends) declined 5.62% for year ended October 31, 1999.

Only 47 of 146 publicly traded companies headquartered in Ohio posted positive stock performance in the year ended October 31, 1999. We owned 5 of the 10 best performers, but also 3 of the 10 worst performers. One of these three, Gibson Greetings, was bought out after year-end.

Unlike last year there appear to have been few "themes" in Ohio stock performance in the past twelve months. In general, technology stocks did well as did energy. Ohio is not well represented in either, but we did own Ohio's only energy stock, and were well represented in Ohio tech stocks.

The portfolio securities in the Fund, on average, sell at a discount valuation to both the broad market, S&P 500 and S&P Mid Capitalization Value*** indices.

Over the past year we experienced several of our holdings acquired by larger corporations at substantial premiums.

No Ohio company issued an initial public offering (IPO) during the past year. To us this indicates that Ohio companies are in the eyes of their owners, significantly undervalued.

Victory Ohio Regional Stock Fund
vs. S&P 500

             Ohio Regional    Ohio Regional
             Class A          Class A @ NAV    S&P 500

10/20/89      9425            10000            10000
11/30/89      9171             9730             9910
12/31/89      9221             9783            10122
1/31/90       8520             9040             9425
2/28/90       8709             9241             9506
3/31/90       8841             9380             9736
4/30/90       8593             9117             9474
5/31/90       9146             9704            10346
6/30/90       9201             9762            10254
7/31/90       8837             9376            10200
8/31/90       7640             8106             9238
9/30/90       6857             7276             8766
10/31/90      6538             6936             8707
11/30/90      7216             7656             9229
12/31/90      7514             7973             9458
1/31/91       8333             8841             9851
2/28/91       9015             9565            10513
3/31/91       9483            10062            10747
4/30/91       9640            10228            10750
5/31/91      10267            10893            11165
6/30/91       9747            10342            10630
7/31/91      10230            10854            11107
8/31/91      10486            11125            11326
9/30/91      10711            11364            11109
10/31/91     11028            11700            11240
11/30/91     10968            11637            10747
12/31/91     11922            12649            11946
1/31/92      12352            13106            11708
2/29/92      12853            13637            11820
3/31/92      12720            13496            11562
4/30/92      12489            13250            11885
5/31/92      12428            13186            11896
6/30/92      11910            12636            11690
7/31/92      12344            13097            12150
8/31/92      11991            12722            11858
9/30/92      12031            12764            11966
10/31/92     12294            13044            11991
11/30/92     12944            13733            12354
12/31/92     13219            14025            12479
1/31/93      13536            14361            12567
2/28/93      13556            14383            12699
3/31/93      13911            14760            12936
4/30/93      13604            14434            12607
5/31/93      14034            14890            12894
6/30/93      14040            14897            12904
7/31/93      14318            15191            12835
8/31/93      14657            15551            13277
9/30/93      14863            15770            13144
10/31/93     15142            16065            13399
11/30/93     14822            15726            13226
12/31/93     15410            16350            13360
1/31/94      15924            16896            13794
2/28/94      15903            16873            13379
3/31/94      15128            16051            12767
4/30/94      15429            16370            12915
5/31/94      15214            16142            13075
6/30/94      15079            15999            12724
7/31/94      15391            16330            13125
8/31/94      16016            16993            13619
9/30/94      15795            16759            13252
10/31/94     15741            16702            13529
11/30/94     15103            16025            12994
12/31/94     15418            16359            13154
1/31/95      15544            16493            13473
2/28/95      15945            16918            13959
3/31/95      16269            17262            14341
4/30/95      16855            17884            14742
5/31/95      17545            18615            15277
6/30/95      18031            19131            15602
7/31/95      18861            20011            16098
8/31/95      18999            20158            16093
9/30/95      19230            20403            16738
10/31/95     18410            19533            16655
11/30/95     19207            20379            17338
12/31/95     19494            20683            17641
1/31/96      19434            20619            18216
2/29/96      19746            20951            18343
3/31/96      20723            21987            18488
4/30/96      21120            22409            18736
5/31/96      21566            22881            19164
6/30/96      21417            22724            19208
7/31/96      20416            21662            18329
8/31/96      20959            22237            18674
9/30/96      21819            23150            19685
10/31/96     21687            23009            20200
11/30/96     23185            24599            21682
12/31/96     23558            24995            21216
1/31/97      24014            25479            22516
2/28/97      24408            25897            22650
3/31/97      23646            25088            21685
4/30/97      23757            25206            22951
5/31/97      25820            27395            24302
6/30/97      27007            28655            25351
7/31/97      28516            30256            27332
8/31/97      28182            29902            25762
9/30/97      30098            31934            27131
10/31/97     29193            30974            26196
11/30/97     29652            31460            27364
12/31/97     30545            32408            27794
1/31/98      29946            31773            28076
2/28/98      31783            33722            30054
3/31/98      33437            35477            31555
4/30/98      32906            34913            31842
5/31/98      31625            33554            31242
6/30/98      31356            33268            32474
7/31/98      30045            31878            32099
8/31/98      25336            26881            27417
9/30/98      26924            28566            29130
10/31/98     28278            30003            31467
11/30/98     28784            30540            33328
12/31/98     30008            31838            35206
1/31/99      28537            30278            36650
2/28/99      26990            28636            35467
3/31/99      26873            28512            36843
4/30/99      29557            31360            38241
5/31/99      30100            31936            37286
6/30/99      30116            31953            39316
7/31/99      29245            31029            38056
8/31/99      28002            29709            37818
9/30/99      26432            28044            36738
10/31/99     26494            28110            39036

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

                            Total Return
                           As of 10/31/99

                  OHIO REGIONAL Class A      OHIO REGIONAL Class B

                             Maximum                    Maximum
                  Net Asset  Offering        Net Asset  Offering
                  Value      Price           Value      Price

One Year          -6.31%     -11.69%         -7.48%     -10.75%
Three Years        6.90%      4.80%           5.51%       4.67%
Five Years        10.97%      9.67%           9.95%       9.81%
Ten Years         11.20%      10.55%         10.69%      10.69%
Average Annual
Since Inception
10/20/89          10.85%      10.20%         10.34%      10.34%

     Portfolio Investments

Basic Industry             11.9%
Capital Goods              16.2%
Consumer Cyclicals         20.8%
Consumer Staples            6.0%
Energy                      2.7%
Financial                  24.5%
Technology                 10.8%
Utilities                   7.1%

Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders.

During the period shown, portions of the investment advisory and shareholder servicing fees were waived. Had these waivers not been in effect, the performance quoted would have been lower.

Performance for B Shares prior to March 1, 1996 reflect the performance of Class A Shares which has not been adjusted for expenses of Class B Shares. Performance of Class A and B Shares will differ due to differences in sales charge structure and class expenses.

The MOP figures reflect a maximum sales charge of 5.75% for Class A Shares and a maximum contingent deferred sales charge (CDSC) of 5.00% for Class B Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

* Reflects the total return on Class A shares without showing the effect of the 5.75% maximum sales charge.

** The Bloomberg Ohio Index is an unmanaged index, generally representative of the performance of the state of Ohio's economy. The index was developed with a base value of 100 as of December 30, 1994. An investor cannot invest directly in an index.

*** The S&P Mid Cap Value Index is an unmanaged index, generally representative of dividing the stocks in the S&P Mid-Cap Index according to the price-to-book ratio. An investor cannot invest directly in an index.

Regional Investing may involve additional risks since the companies are located in one geographic region.

VICTORY EQUITY FUNDS

The Victory Small Company Opportunity Fund

The resilient domestic economy, now into the ninth year of its current expansion, provided a supportive backdrop for equities during the past twelve months. The momentum, though, remains squarely with the largest capitalized companies within very few sectors of the market. This is evidenced by the return of the S&P 500 Index of 25.7% versus the return of the Russell 2000 Index of 14.9% during the most recent fiscal year ended October 31, 1999. Beyond the headlines, the poor market breadth has left most mid-cap and small-cap stocks behind as investors focused their attention on issues with liquidity, high earnings visibility and positive momentum.

The return of the Fund for the year ended October 31, 1999, was -3.14%
Class G versus 14.9% for the Russell 2000 Index. The underperformance is attributable to several factors. The narrow scope of the market resulted in the majority of the sectors and stocks within the index experiencing negative returns for the period. Investors' insatiable appetites for internet and telecommunications stocks resulted in significant outperformance for those sectors of the market. The exceptional gains posted by the energy, technology and utilities (specifically telecommunications) sectors masked the negative performance of nearly every other sector of the market. The Fund's under exposure to these sectors was not adequate to offset the poor performance of its holdings in financial services, consumer cyclical and healthcare.

The Fund continues to be built around companies that have exhibited consistent earnings growth that we believe have favorable prospects for future growth trading at attractive valuations. This methodology sometimes leads us to sectors that are currently out-of-favor with investors due to macro-economic factors despite favorable company specific fundamentals. Although short-term performance has lagged recently, our focus on companies with compelling valuations has benefited the Fund over the long-term.

Small-cap stocks have now lagged the large-cap segment of the market since 1994 and currently trade at their lowest relative valuation since the inception of the Russell 2000 Index. In addition to the valuation gap, small-cap companies have been repurchasing their shares and merger activity continues to pick up.

                      Total Return
                     As of 10/31/99

                    SMALL COMPANY          SMALL COMPANY
                     OPPORTUNITY            OPPORTUNITY
                       Class A                Class G

                             Maximum
                  Net Asset  Offering         Net Asset
                  Value      Price            Value

One Year          -2.95%     -8.53%           -3.14%
Three Years        6.31%      4.23%            6.24%
Five Years         10.41%     9.11%           10.37%
Ten Years          9.75%      9.10%            9.73%
Average Annual
Since Inception
8/16/83            9.63%      9.23%            9.62%

      Portfolio Investments

Basic Industry              8.2%
Capital Goods              15.2%
Consumer Cyclicals         25.2%
Consumer Staples           13.3%
Financial                  21.1%
Technology                 17.0%

Victory Small Company Opportunity Fund
vs. Russell 2000

             Small Company
             Opportunity              Russell
             Class G                  2000

10/31/89     10000                    10000
11/30/89     10297                    10067
12/31/89     10257                    10106
1/31/90       9558                     9223
2/28/90       9628                     9509
3/31/90       9907                     9879
4/30/90       9537                     9556
5/31/90      10093                    10233
6/30/90      10093                    10253
7/31/90       9824                     9802
8/31/90       8748                     8497
9/30/90       8082                     7745
10/31/90      7784                     7272
11/30/90      8489                     7827
12/31/90      8918                     8137
1/31/91       9570                     8873
2/28/91      10329                     9863
3/31/91      10723                    10557
4/30/91      10580                    10530
5/31/91      10942                    11032
6/30/91      10556                    10389
7/31/91      11007                    10754
8/31/91      11211                    11152
9/30/91      11473                    11239
10/31/91     11764                    11537
11/30/91     11262                    11003
12/31/91     12121                    11884
1/31/92      12815                    12847
2/29/92      12914                    13222
3/31/92      12640                    12774
4/30/92      12548                    12327
5/31/92      12575                    12491
6/30/92      12125                    11900
7/31/92      12512                    12314
8/31/92      12456                    11966
9/30/92      12401                    12242
10/31/92     12686                    12632
11/30/92     13310                    13598
12/31/92     13856                    14072
1/31/93      14311                    14548
2/28/93      14079                    14212
3/31/93      14303                    14673
4/30/93      14000                    14270
5/31/93      14143                    14902
6/30/93      14477                    14995
7/31/93      14616                    15202
8/31/93      15023                    15859
9/30/93      15496                    16306
10/31/93     15626                    16726
11/30/93     15063                    16175
12/31/93     15390                    16728
1/31/94      15516                    17253
2/28/94      15524                    17191
3/31/94      15022                    16283
4/30/94      15365                    16380
5/31/94      15456                    16196
6/30/94      14848                    15646
7/31/94      14951                    15903
8/31/94      15756                    16789
9/30/94      15585                    16733
10/31/94     15448                    16667
11/30/94     14969                    15994
12/31/94     15055                    16423
1/31/95      15210                    16216
2/28/95      15573                    16891
3/31/95      15634                    17182
4/30/95      15988                    17564
5/31/95      16326                    17866
6/30/95      17003                    18792
7/31/95      17886                    19875
8/31/95      18216                    20286
9/30/95      18572                    20648
10/31/95     18242                    19725
11/30/95     18972                    20554
12/31/95     19084                    21096
1/31/96      19156                    21073
2/29/96      19695                    21730
3/31/96      20010                    22172
4/30/96      20909                    23358
5/31/96      21273                    24279
6/30/96      20747                    23282
7/31/96      19535                    21248
8/31/96      20615                    22482
9/30/96      21029                    23360
10/31/96     21094                    23000
11/30/96     22513                    23948
12/31/96     22799                    24576
1/31/97      23471                    25067
2/28/97      23580                    24459
3/31/97      22503                    23305
4/30/97      22967                    23370
5/31/97      24440                    25970
6/30/97      25712                    27083
7/31/97      27351                    28343
8/31/97      27495                    28992
9/30/97      28948                    31114
10/31/97     28784                    29747
11/30/97     28888                    29555
12/31/97     29908                    30072
1/31/98      29598                    29597
2/28/98      31477                    31785
3/31/98      31959                    33096
4/30/98      31982                    33279
5/31/98      30916                    31487
6/30/98      30761                    31553
7/31/98      29014                    28999
8/31/98      24382                    23368
9/30/98      24621                    25197
10/31/98     26117                    26224
11/30/98     26859                    27598
12/31/98     27835                    29306
1/31/99      26705                    29695
2/28/99      24925                    27290
3/31/99      24901                    27716
4/30/99      26969                    30200
5/31/99      27330                    30641
6/30/99      28460                    32027
7/31/99      27366                    31148
8/31/99      25875                    29995
9/30/99      25310                    30002
10/31/99     25298                    30123

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Russell 2000 Index (Russell 2000) is an unmanaged index, generally representative of the general performance of domestically traded common stocks of small- to mid-sized companies. An investor cannot invest directly in an index.

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Effective March 29, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund and assumed the performance of the Gradison Opportunity Value Fund.

During the period shown, portions of the investment advisory and shareholder servicing fees were waived. Had these waivers not been in effect, the performance quoted would have been lower.

Performance for the period prior to March 26, 1999 is that of the Gradison Opportunity Value Fund which has not been adjusted for the expenses of Class A Shares. Performance of Class A and Class G Shares will differ due to differences in sales charge structure and class expenses.

The MOP figures reflect a maximum sales charge of 5.75%.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

VICTORY EQUITY FUNDS

The Victory International Growth Fund

International equity markets experienced numerous significant events during the previous year: introduction of the euro, a rapid rebound in Asian equity markets, the Yen's depreciation and European economic recovery. The Victory International Growth Fund ("the Fund") was impacted, both positively and negatively, by all of the above.

The Fund outperformed its benchmark, the MSCI All-Country World Free ex U.S. Index.** The Fund's return was 29.43% Class A (at NAV) compared to the benchmark return of 25.3% for the year ending October 31, 1999.

While the Fund outperformed on a full year basis, the first half of the year was negatively impacted by the recovery of emerging markets, especially in Asia, and the performance of the Japanese equity markets. The Fund was underweight in these geographic regions and overweight in Europe. Concurrently, the European markets were declining as a result of the weakness in the newly introduced euro currency. During this period, the Fund integrated the Gradison International Fund, which temporarily increased turnover.

In the second half of the year, the Fund significantly outperformed its benchmark. The Fund increased its weighting in Japan, especially in those sectors deemed more growth-oriented. With continued concerns about the direction of the Yen, the exposure to exporters was reduced. The gains in emerging markets began to slow and a rebound in the European economy became evident.

In the year 2000, our expectations are for a continued recovery in Europe, as export demand and positive consumer confidence support economic growth. In Japan, we expect the restructuring of industries to continue, although a robust recovery is unlikely until consumers there loosen their purse strings. We believe emerging markets will continue to improve, however, any significant increase in U.S. interest rates may slow any recovery.

Victory International Growth Fund
vs. MSCI EAFE & MSWI Free XUSA Index

             International    International
             Growth           Growth           MSCII    MSWI Free
             Class A          Class A @ NAV    EAFE     XUSA Index

5/18/90       9425            10000            10000    10000
11/30/90      8958             9504             9464     8533
12/31/90      8806             9344             9618     8689
1/31/91       9041             9593             9929     8961
2/28/91       9609            10195            10993     9923
3/31/91       9294             9861            10333     9377
4/30/91       9474            10051            10435     9479
5/31/91       9334             9904            10544     9614
6/30/91       8899             9442             9769     8945
7/31/91       9151             9709            10249     9374
8/31/91       9201             9762            10041     9214
9/30/91       9420             9995            10607     9682
10/31/91      9259             9824            10757     9852
11/30/91      9028             9578            10255     9413
12/31/91      9665            10255            10785     9902
1/31/92       9604            10190            10554     9764
2/29/92       9452            10029            10177     9464
3/31/92       9127             9684             9505     8892
4/30/92       9279             9845             9550     8921
5/31/92       9696            10287            10189     9462
6/30/92       9736            10330             9706     9006
7/31/92       9350             9921             9457     8814
8/31/92       9594            10179            10051     9284
9/30/92       9553            10136             9852     9094
10/31/92      9066             9619             9335     8694
11/30/92      9015             9565             9423     8743
12/31/92      9046             9598             9472     8816
1/31/93       9026             9576             9471     8814
2/28/93       9208             9770             9757     9084
3/31/93       9777            10373            10607     9832
4/30/93      10721            11375            11614    10701
5/31/93      10863            11526            11859    10939
6/30/93      10599            11246            11674    10808
7/31/93      10944            11612            12083    11167
8/31/93      11777            12495            12735    11767
9/30/93      11889            12614            12448    11524
10/31/93     12112            12851            12832    11942
11/30/93     11350            12043            11710    11032
12/31/93     12295            13045            12556    11892
1/31/94      12995            13788            13618    12870
2/28/94      12985            13777            13580    12773
3/31/94      12498            13260            12995    12188
4/30/94      12782            13562            13546    12602
5/31/94      12589            13357            13469    12606
6/30/94      12691            13465            13659    12695
7/31/94      12904            13691            13790    12902
8/31/94      13239            14046            14117    13336
9/30/94      13066            13863            13672    13005
10/31/94     13523            14348            14127    13355
11/30/94     12589            13357            13448    12711
12/31/94     12629            13399            13533    12681
1/31/95      11731            12446            13013    12106
2/28/95      11645            12355            12975    12040
3/31/95      12394            13150            13785    12720
4/30/95      12736            13513            14303    13216
5/31/95      12714            13490            14133    13158
6/30/95      13014            13808            13885    12976
7/31/95      13463            14284            14749    13712
8/31/95      13249            14057            14187    13237
9/30/95      13474            14296            14464    13463
10/31/95     13185            13989            14075    13103
11/30/95     13260            14069            14466    13411
12/31/95     13603            14433            15049    13942
1/31/96      13678            14512            15111    14133
2/29/96      13678            14512            15162    14133
3/31/96      13860            14705            15484    14397
4/30/96      14266            15136            15934    14833
5/31/96      14031            14887            15641    14610
6/30/96      14148            15011            15729    14685
7/31/96      13763            14603            15269    14197
8/31/96      13753            14592            15303    14280
9/30/96      14122            14983            15709    14634
10/31/96     13929            14779            15549    14488
11/30/96     14518            15404            16167    15047
12/31/96     14459            15341            15959    14873
1/31/97      14204            15071            15401    14599
2/28/97      14260            15129            15653    14867
3/31/97      14304            15177            15709    14836
4/30/97      14415            15294            15793    14961
5/31/97      15059            15977            16820    15885
6/30/97      15658            16613            17748    16762
7/31/97      15835            16801            18035    17101
8/31/97      14914            15824            16688    15756
9/30/97      15813            16778            17623    16607
10/31/97     14770            15671            16268    15194
11/30/97     14681            15577            16103    15004
12/31/97     14796            15698            16243    15176
1/31/98      15197            16124            16986    15630
2/28/98      16059            17039            18076    16673
3/31/98      16957            17991            18632    17249
4/30/98      17240            18292            18780    17373
5/31/98      17264            18317            18689    17058
6/30/98      17118            18162            18830    16994
7/31/98      17604            18678            19021    17155
8/31/98      14974            15887            16665    14736
9/30/98      14512            15397            16154    14425
10/31/98     15626            16579            17838    15936
11/30/98     16609            17622            18751    16792
12/31/98     17382            18443            19491    17371
1/31/99      17346            18404            19434    17352
2/28/99      16819            17845            18970    16963
3/31/99      17272            18326            19762    17782
4/30/99      17774            18859            20563    18672
5/31/99      16966            18001            19504    17795
6/30/99      17836            18924            20265    18612
7/31/99      18350            19470            20867    19049
8/31/99      18779            19924            20943    19115
9/30/99      18999            20158            21154    19244
10/31/99     20224            21458            21946    19961

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

* The MSCI EAFE Index--Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an unmanaged index, generally representative of the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets. An investor cannot invest directly in an index.

** The MSWI Free XUSA Index is an unmanaged index, generally representative of all developed and emerging markets in the Morgan Stanley universe excluding the USA, with free versions of countries where they exist. Total of 47 countries currently included. An investor cannot invest directly in an index.

                                Total Return
                               As of 10/31/99

                  INTERNATIONAL        INTERNATIONAL           INTERNATIONAL
                  GROWTH               GROWTH                  GROWTH
                  Class A              Class B                 Class G

                             Maximum              Contingent
                  Net Asset  Offering  Net Asset  Deferred     Net Asset
                  Value      Price     Value      Charges      Value

One Year          29.43%     22.03%    27.82%     23.82%       29.20%
Three Years       13.24%     11.03%    11.80%     10.99%       13.17%
Five Years         8.38%      7.11%     7.40%      7.25%        8.34%
Average Annual
Since Inception
5/18/90            8.41%      7.73%     7.89%      7.89%        8.39%

          Portfolio Investments

Britain                            15.1%
Japan                              15.0%
France                             12.5%
Switzerland                         9.7%
Germany                             6.2%
Spain                               6.1%
Netherlands                         5.2%
Italy                               4.8%
United States                       4.2%
Ireland                             2.9%
Other Assets                       18.3%

Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders.

During the period shown, portions of the investment advisory and shareholder servicing fees were waived. Had these waivers not been in effect, the performance quoted would have been lower.

Performance for B Shares prior to March 1, 1996, and for G Shares, prior to March 26, 1999, respective inception dates of those share classes, reflect the performance of Class A Shares which has not been adjusted for expenses of Class B or Class G Shares. Performance of Class A, B and G Shares will differ due to differences in sales charge structure and class expenses.

The MOP figures reflect a maximum sales charge of 5.75% for Class A Shares and a maximum contingent deferred sales charge (CDSC) of 5.00% for Class B Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings are subject to change at any time.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social and economic instability, foreign taxation and differences in auditing and other financial standards.

Introduction to the Financial Statements

On the next two pages you will find a guide on "How To Read Your Victory Financial Statement." Since financial statements are designed to provide you with detailed information regarding the Victory Funds, we encourage you to review the guide to ensure that you can find the information that you need.

The actual Financial Statements for the Victory Portfolios follow the "how-to" guide. They provide comprehensive financial information for each fund, including: a Schedule of Investments (which shows the underlying securities), Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, and Financial Highlights.

We hope you find this information helpful, and the format easy-to-use.
Our goal is to present the information you need to feel comfortable with your current investments. We welcome your feedback.

HOW TO READ YOUR FINANCIAL STATEMENT

This guide will assist you in extracting information from the report which is most important to you.

THE STATEMENT OF ASSETS AND LIABILITIES

Presents all of the assets and liabilities of each mutual Fund. This is each individual Fund's "balance sheet" as of the date of the statement.

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements.

(graphic)

1. Summary of the mutual fund's assets stated at market value including investments owned, dividends, interest and other amounts owed to each Fund by outside parties, and other assets owned by each fund.

2. Summary of all amounts owed by each Fund including distributions declared but not yet paid to shareholders and other amounts due to outside parties.

3. Summary of the amounts that comprise each Fund's net assets including capital, undistributed net investment income, unrealized gains from investments owned and realized gains from investments sold.

4. The number of shares owned by shareholders of each Fund.

5. The market worth of each mutual fund's total net assets divided by the number of outstanding shares.

6. The net asset value per share plus sales charges.

THE STATEMENT OF OPERATIONS

Presents the results of operating activities during the period.

(graphic)

1. Investment income includes dividend and interest income earned from holding investments.

2. Summary of expenses incurred by each Fund from its operations.

3. Summary of realized gains or losses from selling each Fund's investments and the change during the period in unrealized gains or losses from holding each Fund's investments.

4. Net change due to mutual fund operations.

(graphic)

THE STATEMENT OF CHANGES IN NET ASSETS

Presents the activity that affects the value of total net assets of each Fund during the two most recent reporting periods.

The Notes to Financial Statements provide explanatory information to the financial statements. These include information on accounting methods used by the mutual Fund, contractual arrangements between the Fund and its service providers, certain transactions affecting the Fund, and other general information about the Fund.

1. See Statement of Operations.

2. Distributions declared to shareholders from net investment income or from net realized gains during the periods. Each Fund declares distributions based on investment income and taxable realized gains, which may differ from the Fund's operations for financial statement purposes. Thus, distributions may exceed net investment income or realized gains.

3. Dollar amount of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

4. Compares total net assets as of the end of the current and prior periods.

5. Number of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

THE FINANCIAL HIGHLIGHTS

Present changes in net asset value per share as well as certain ratios and supplementary data for the five most recent reporting periods.

(graphic)

1. The table presents changes in the net asset value per share caused by the Fund's investment activities and distributions.

2. Total return presents the historical return on an investment in the Fund throughout the period including changes in net asset value per share and reinvestment of dividends. The total return presented excludes sales charges.

3. Actual ratios of expenses and net investment income to average net assets during the period.

4. Hypothetical ratios of expenses and net investment income to average net assets during the period assuming no fee waivers or expense reimbursements had occurred.

5. Portfolio turnover presents the rate of investment activity. Higher turnover indicates more active investment purchases and sales.

THE VICTORY PORTFOLIOS                                Schedule of Investments
U.S. Government Obligations Fund                             October 31, 1999
(Amounts in Thousands)

                                    Principal  Amortized
Security Description                Amount     Cost

U.S. Treasury Notes (25.9%)

5.63%, 12/31/99                     $100,000   $  100,142
7.75%, 12/31/99                       25,000       25,112
7.75%, 1/31/00                        25,000       25,180
5.50%, 2/29/00                        20,000       20,043
5.50%, 3/31/00                       200,000      200,446
5.38%, 6/30/00                        35,000       35,019
5.88%, 6/30/00                        15,000       15,051
5.38%, 7/31/00                        25,000       24,978
6.25%, 8/31/00                        25,000       25,145
4.50%, 9/30/00                        75,000       74,340
4.00%, 10/31/00                       25,000       24,579

Total U.S. Treasury Notes
  (Amortized Cost $570,035)                       570,035

Repurchase Agreements (74.2%)

Bear Stearns,
  5.25%, 11/1/99,
  (Collateralized by $2,066,503
  various U.S. Government
  Securities, 0.00%-9.25%,
  3/31/00-11/15/27,
  market value -- $550,911)          540,000      540,000
Deutsche Bank,
  5.24%, 11/1/99,
  (Collateralized by $122,622
  various U.S. Government
  Securities, 0.00%,
  2/15/01-2/15/04,
  market value -- $102,000)          100,000      100,000
Donaldson-Lufkin Jenrette,
  5.23%, 11/1/99,
  (Collateralized by $230,685
  various U.S. Government
  Securities, 0.00%-5.50%,
  8/15/11-8/15/28,
  market value -- $83,549)            82,106       82,106
Goldman Sachs Group L.P.,
  5.10%, 11/1/99,
  (Collateralized by $82,240
  various U.S. Government
  Securities, 5.38%-8.88%,
  7/31/00-8/15/17,
  market value -- $90,587)            90,000       90,000
Greenwich Partners,
  5.22%, 11/1/99,
  (Collateralized by $91,850
  U.S. Treasury Note,
  5.63%, 9/30/01,
  market value -- $91,391)          $ 90,000    $  90,000
Lehman Brothers, Inc.,
  5.23%, 11/1/99,
  (Collateralized by $547,163
  various U.S. Government
  Securities, 5.63%-8.50%,
  2/15/03-2/15/20,
  market value -- $541,011)          540,000      540,000
Morgan Stanley Dean Witter,
  5.18%, 11/1/99,
  (Collateralized by $70,496
  various U.S. Government
  Securities, 4.88%-9.13%,
  3/31/01-5/15/18,
  market value -- $88,973)            90,000       90,000
Warburg Dillon Read,
  5.22%, 11/1/99,
  (Collateralized by $277,542
  various U.S Government
  Securities, 0.00%,
  8/15/13-2/15/17,
  market value -- $102,002)          100,000      100,000

Total Repurchase Agreements
(Amortized Cost $1,632,106)                     1,632,106

Total Investments
(Amortized Cost $2,202,141) (a) -- 100.1%       2,202,141

Liabilities in excess of other assets -- (0.1)%    (2,419)

TOTAL NET ASSETS -- 100.0%                     $2,199,722

(a) Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Prime Obligations Fund                                       October 31, 1999
(Amounts in Thousands)

                                     Principal   Amortized
Security Description                 Amount      Cost

Bankers Acceptances (1.8%)

Bank of Hawaii,
  5.60%, 1/26/00                     $ 8,000     $    7,893
Toronto Dominion,
  5.30%, 11/1/99                      25,000         25,000
Toronto Dominion,
  5.00%, 11/26/99                      4,742          4,726

Total Bankers Acceptances
(Amortized Cost $37,619)                             37,619

Certificates of Deposit (6.8%)

ABN-AMRO
  North American Bank,
  5.12%, 4/28/00                      10,000          9,996
Bank of America,
  6.01%, 2/3/00                       25,000         25,000
Bayerische Landesbank
  New York,
  5.12%, 3/21/00                       7,000          6,994
Canadian Imperial
  Bank of Commerce,
  5.41%, 12/28/99                     25,000         25,000
Deutsche Bank,
  5.06%, 2/10/00                      17,000         16,948
Dresdner Bank,
  4.95%, 11/9/99                      10,000          9,999
Rabobank,
  5.11%, 2/18/00                      10,000          9,999
Rabobank,
  5.14%, 3/27/00                       5,000          5,000
Rabobank, 5
  .29%, 5/19/00                       10,000          9,997
Royal Bank of Canada,
  4.97%, 2/3/00                        5,000          4,996
Societe Generale,
  5.29%, 3/3/00                        6,000          5,998
UBS Finance,
  5.29%, 3/1/00                       10,000         10,000

Total Certificates of Deposit
(Amortized Cost $139,927)                           139,927

Commercial Paper (58.8%)

Abbey National,
  5.35%, 12/3/99                      80,000         79,619
Abbey National,
  5.16%, 12/13/99                     20,000         19,880
Asset Securitization
  Capital Corp.,
  5.33%, 11/30/99                    $15,000     $   14,936
Asset Securitization
  Capital Corp.,
  6.00%, 1/27/00                      30,700         30,255
Asset Securitization
  Capital Corp.,
  6.00%, 1/28/00                      20,000         19,707
Baker Hughes, Inc.,
  5.33%, 11/16/99                     10,000          9,978
Brown Forman Corp.,
  5.30%, 11/16/99                      5,965          5,952
Brown Forman Corp.,
  5.90%, 2/15/00                      10,000          9,826
Canada Wheat Board,
  5.62%, 2/28/00                      10,000          9,814
Chase Bank,
  5.27%, 11/17/99                      8,500          8,480
Delaware Funding Corp.,
  5.35%, 12/2/99 (b)                  15,000         14,931
Delaware Funding Corp.,
  5.78%, 2/8/00 (b)                   28,000         27,555
Delaware Funding Corp.,
  5.82%, 2/22/00 (b)                  20,000         19,635
Delaware Funding Corp.,
  5.93%, 2/25/00 (b)                  28,224         27,685
Edison Asset Securities,
  5.38%, 11/22/99 (b)                 55,000         54,827
Edison Asset Securities,
  6.00%, 1/28/00 (b)                  45,000         44,339
Fleet Funding Corp.,
  5.35%, 11/18/99 (b)                 35,000         34,911
Fleet Funding Corp.,
  5.35%, 12/1/99 (b)                  30,782         30,645
Fleet Funding Corp.,
  5.79%, 2/17/00                      10,000          9,826
General Electric Capital Corp.,
  5.33%, 11/1/99                      40,000         40,000
General Electric Capital Corp.,
  5.92%, 3/21/00                      30,000         29,304
Great Lakes Chemical Corp.,
  5.89%, 2/15/00                      20,000         19,653
Iowa Student Loan Liquidity Corp.,
  5.35%, 12/6/99                      27,134         26,993
JP Morgan,
  5.95%, 1/20/00                      50,000         49,339
McGraw Hill,
  5.30%, 11/8/99                      19,000         18,980

Mont Blanc Capital Corp.,
  5.38%, 11/18/99 (b)                $ 9,839     $    9,814
Mont Blanc Capital Corp.,
  6.15%, 1/25/00 (b)                  32,000         31,536
Mont Blanc Capital Corp.,
  5.87%, 2/11/00 (b)                   9,000          8,850
Monte Rosa Capital Corp.,
  5.40%, 11/15/99 (b)                 20,803         20,759
Monte Rosa Capital Corp.,
  5.40%, 11/16/99 (b)                 21,000         20,953
Monte Rosa Capital Corp.,
  5.42%, 12/14/99 (b)                 14,056         13,965
Monte Rosa Capital Corp.,
  5.95%, 2/11/00 (b)                  19,800         19,466
Pemex Capital,
  5.35%, 11/15/99                     25,000         24,948
Redwood Receivables Corp.,
  5.38%, 11/17/99                     25,000         24,940
Redwood Receivables Corp.,
  5.40%, 11/18/99                     20,000         19,949
Redwood Receivables Corp.,
  5.33%, 11/30/99                     10,000          9,957
SBC Communications, Inc.,
  5.27%, 11/22/99                     20,000         19,939
Sheffield Receivables,
  5.38%, 11/18/99                     36,010         35,919
Sigma Finance, Inc.,
  5.00%, 11/15/99                     15,000         14,971
Sino Chemical,
  5.37%, 11/8/99                      12,000         11,987
Sino Chemical,
  5.39%, 12/6/99                      10,500         10,445
Sony Capital Corp.,
  5.80%, 1/28/00                      30,000         29,575
Texas Agricultural
  Finance Authority,
  5.78%, 1/19/00                      14,000         13,823
Toronto Dominion,
  4.90%, 11/22/99                     10,000          9,971
Transamerica Financial Corp.,
  5.33%, 11/17/99                     35,900         35,815
Transamerica Financial Corp.,
  5.30%, 11/22/99                     25,000         24,923
Transamerica Financial Corp.,
  5.71%, 3/21/00                      15,000         14,662
UBS Finance,
  4.90%, 11/22/99                     20,000         19,943
UBS Finance,
  5.33%, 12/13/99                     50,000         49,689
Weyerhauser Real Estate,
  5.30%, 11/15/99                     25,000         24,949
Weyerhauser Real Estate,
  5.30%, 11/16/99                    $18,000     $   17,960
Weyerhauser Real Estate,
  5.95, 2/4/00                        15,000         14,764

Total Commercial Paper
(Amortized Cost $1,211,542)                       1,211,542

Corporate Bonds (27.5%)

American General Financial Corp.,
  7.13%, 12/1/99                       8,915          8,929
American General Financial Corp.,
  6.13%, 9/15/00                      12,000         12,003
Associates Corp., N.A.,
  8.25%, 12/1/99                       8,120          8,138
Associates Corp., N.A.,
  5.25%, 3/30/00                       5,000          4,999
Beneficial Corp.,
  8.35%, 12/16/99                      3,000          3,012
Beta Finance,
  5.94%*, 11/2/99**                   10,000         10,000
CIT Group, Inc.,
  6.13%, 11/15/99, MTN                 4,000          4,001
CIT Group, Inc.,
  5.88%, 12/9/99, MTN                 14,500         14,508
Dean Witter Discover,
  6.25%, 3/15/00                      10,000         10,019
Dell Tin Fiber,
  5.50%*, 11/3/99**,
  LOC First Chicago                   10,000         10,000
Dome Corp.,
  5.50%*, 11/3/99**,
  LOC Societe Generale                 2,720          2,720
First Union National,
  5.71%*, 11/1/99**                   45,000         45,000
Ford Motor Credit Corp.,
  7.50%, 11/19/99                      5,000          5,006
General Motors Acceptance Corp.,
  5.70%*, 11/9/99**, MTN               4,000          4,008
General Motors Acceptance Corp.,
  5.78%*, 11/20/99**, MTN              2,000          2,004
General Motors Acceptance Corp.,
  5.78%*, 11/20/99**, MTN              9,000          9,016
General Motors Acceptance Corp.,
  5.90%, 3/6/00, MTN                   5,000          5,000

General Motors Acceptance Corp.,
  5.85%, 4/6/00, MTN                 $ 5,000     $    5,007
General Motors Acceptance Corp.,
  5.93%, 5/1/00, MTN                   8,000          7,991
Goldman Sachs Group,
  6.05%*, 11/2/99**                   10,000         10,000
Goldman Sachs Group,
  5.62%*, 12/29/99**                  10,000         10,008
Household Finance,
  5.46%*, 12/10/99**                  10,000         10,001
Household Finance,
  6.00%, 5/8/00                        5,000          5,005
John Deere Capital Corp.,
  5.83%, 3/16/00, MTN                 10,000          9,987
John Deere Capital Corp.,
  5.73%, 7/13/00, MTN                 10,000          9,997
Lehman Brothers Holdings, Inc.,
  5.46%*, 11/22/99**                  40,000         40,000
Liberty Light,
  6.16%*, 11/15/99**                  15,000         15,004
Merrill Lynch,
  5.54%*, 11/1/99**, MTN              10,000         10,000
Merrill Lynch,
  5.85%*, 11/15/99**, MTN             10,000         10,008
Morgan Stanley Dean Witter,
  5.56%*, 11/1/99**                   50,000         50,000
Morgan Stanley Dean Witter,
  6.82%, 12/15/99                      9,000          9,019
Morgan Stanley Dean Witter,
  5.61%*, 12/16/99**                   8,000          8,000
Morgan Stanley Dean Witter,
  5.63%*, 12/27/99**                   5,600          5,607
Nationsbank,
  5.00%, 1/5/00                       20,000         19,999
Norwest Financial, Inc.,
  7.25%, 3/15/00                      10,148         10,222
Philip Morris,
  7.13%, 12/1/99                       5,000          5,008
Richfield Technology Associates,
  5.47%*, 11/4/99**,
  LOC Star Bank                        4,500          4,500
RKS LLC Health Care,
  5.50%*, 11/3/99**,
  LOC AmSouth Bank                    11,500         11,500
Salomon Smith Barney, Inc.,
  6.50%, 3/1/00                      $14,000     $   14,049
Sea River Maritime, Inc.,
  5.40%*, 11/1/99**,
  Guaranteed by Exxon Corp.           29,900         29,900
Sigma Finance, Inc.,
  5.76%*, 11/2/99**                   10,000         10,000
Sigma Finance, Inc.,
  5.55%*, 11/5/99**                   25,000         25,000
Southwestern Ohio Steel,
  5.47%*, 11/4/99**,
  LOC Star Bank                        8,960          8,960
Tell-Schipper Properties, Inc.,
  5.55%*, 11/4/99**,
  LOC Bank One                         1,120          1,120
Transamerica Finance Corp.,
  5.05%*, 11/12/99**                   7,000          7,000
Transamerica Finance Corp.,
  7.70%, 3/16/00                       4,000          4,035
USL Capital Corp.,
  5.78%*, 12/8/99**                    5,000          5,002
USL Capital Corp.,
  7.54%, 12/22/99                      5,000          5,017
Xerox Corp.,
  9.75%, 3/15/00                       7,300          7,394
Xerox Corp.,
  5.32%, 3/31/00                      18,000         17,997
Xerox Corp.,
  5.40%, 9/11/00                       5,000          4,968

Total Corporate Bonds
(Amortized Cost $565,668)                           565,668

Municipal Bonds (0.3%)

Ohio (0.3%):
Cuyahoga County EDR,
  Gateway Arena Project,
  Series B, 5.50%*, 11/3/99**,
  LOC Canadian Imperial
  Bank of Commerce                     6,900          6,900

Total Municipal Bonds
(Amortized Cost $6,900)                               6,900

U.S. Government Agencies (0.5%)

Federal Home Loan Bank (0.5%):
5.00%, 1/5/00                         10,000         10,000

Total U.S. Government Agencies
(Amortized Cost $10,000)                             10,000

                                     Principal
Security Description                 Amount      Cost

Repurchase Agreements (4.3%)

Donaldson-Lufkin
  Jenerette Securities Corp.,
  5.23%, 11/1/99,
  (Collateralized by
  $23,749 various
  U.S. Government Securities,
  0.00%-6.50%,
  5/31/00-11/15/10,
  market value $20,019)              $20,000     $   20,000

Lehman Brothers, Inc.,
  5.23%, 11/1/99,
  (Collateralized by
  $30,430 U.S. Treasury Note,
  5.88%, 2/15/04,
  market value $30,240)               30,000         30,000

Paine Weber,
  5.23%, 11/1/99,
  (Collateralized by
  $92,735 various
  U.S. Government Securities,
  5.50%-8.75%,
  5/31/00-5/15/17,
  market value $39,400)               38,807         38,807

Total Repurchase Agreements
(Cost $88,807)                                       88,807

Total Investments
(Amortized Cost $2,060,463) (a) -- 100.0%         2,060,463

Liabilities in excess of other assets -- 0.0%          (424)

TOTAL NET ASSETS -- 100.0%                       $2,060,039

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Section 4(2) commercial paper which is restricted as to resale.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1999. The date reflects the next rate change date.

** Put and demand features exist allowing the Fund to require repurchase of the investment within variable time periods less than one year.

EDR -- Economic Development Revenue

LOC -- Letter of Credit

MTN -- Medium Term Note

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Financial Reserves Fund                                      October 31, 1999
(Amounts in Thousands)

                                     Principal   Amortized
Security Description                 Amount      Cost

Bankers Acceptances (1.2%)

Toronto Dominion,
  5.30%, 11/1/99                     $10,000     $ 10,000

Total Bankers Acceptances
(Amortized Cost $10,000)                           10,000

Certificates of Deposit (8.2%)

ABN-AMRO
  North American Bank,
  5.12%, 4/28/00                       5,000        4,998
Bank of America,
  6.01%, 2/3/00                       10,000       10,000
Bayerische Landesbank
  New York,
  5.12%, 3/21/00                       5,000        4,996
Canadian Imperial
  Bank of Commerce,
  5.41%, 12/28/99                     10,000        9,999
Deutsche Bank,
  5.32%, 12/7/99                       7,000        6,963
Deutsche Bank,
  5.06%, 2/10/00                      10,000        9,969
Dresdner Bank,
  4.95%, 11/9/99                      10,000        9,999
Rabobank,
  5.11%, 2/18/00                       5,000        5,000
UBS Finance,
  5.29%, 3/1/00                        5,000        5,000

Total Certificates of Deposit
(Amortized Cost $66,924)                           66,924

Commercial Paper (41.8%)

Abbey National,
  5.16%, 12/13/99                     10,000        9,940
Arizona Educational Loan,
  5.37%, 11/15/99                      5,850        5,838
Baker Hughes, Inc.,
  5.33%, 11/16/99                     15,000       14,967
Canada Wheat Board,
  5.62%, 2/28/00                       5,000        4,907
Delaware Funding Corp.,
  5.78%, 2/8/00 (b)                   20,406       20,082
Fleet Funding Corp.,
  5.35%, 11/18/99 (b)                 10,000        9,975
Fleet Funding Corp.,
  5.94%, 2/15/00 (b)                  25,295       24,853
General Electric Capital Corp.,
  6.00%, 2/3/00                        6,800        6,693
General Electric Capital Corp.,
  5.92%, 3/21/00                     $20,000     $ 19,537
General Motors Acceptance Corp.,
  5.63%, 2/25/00                       6,000        5,985
Great Lakes Chemical Corp.,
  5.89%, 2/15/00                      10,000        9,827
Household Finance,
  5.33%, 11/1/99                      17,000       17,000
Koch Industries,
  5.34%, 11/1/99                      20,000       20,000
Matson Navigation,
  5.37%, 12/10/99                     10,000        9,942
McCormick & Co.,
  5.30%, 11/16/99                     10,000        9,978
Mont Blanc Capital Corp.,
  5.38%, 11/16/99 (b)                 13,004       12,975
Mont Blanc Capital Corp.,
  6.15%, 1/25/00 (b)                  10,000        9,854
Monte Rosa Capital Corp.,
  5.40%, 11/9/99 (b)                  10,000        9,988
Pemex Capital,
  5.35%, 11/15/99                     22,075       22,028
SBS Communications, Inc.,
  5.28%, 11/18/99                      7,250        7,232
SBC Communications, Inc.,
  5.27%, 11/22/99                     25,000       24,923
Sheffield Receivables,
  5.38%, 11/18/99                     13,000       12,967
Sony Capital Corp.,
  5.80%, 1/28/00                      19,243       18,970
Southwest Student
  Services Corp.,
  5.37%, 11/15/99                      7,000        6,985
Toronto Dominion,
  4.90%, 11/22/99                      5,000        4,986
UBS Finance,
  4.90%, 11/22/99                     10,000        9,971
Xerox Capital de Mexico,
  5.40%, 11/29/99                     11,000       10,954

Total Commercial Paper
(Amortized Cost $341,357)                         341,357

Corporate Bonds (38.5%)

4-L Co. of Carmel,
  5.50%*, 11/3/99**,
  LOC NBD Bank                         2,500        2,500
American General
  Financial Corp.,
  5.88%, 7/1/00                        2,000        2,002

American General
  Financial Corp.,
  6.78%, 7/20/00                     $ 5,000     $  5,034
American General
  Financial Corp.,
  6.13%, 9/15/00                       8,000        8,001
Associates Corp., N.A.,
  8.19%, 11/10/99, MTN                 3,500        3,502
Associates Corp., N.A.,
  6.13%, 11/12/99, MTN                 2,800        2,801
Associates Corp., N.A.,
  8.78%, 12/7/99, MTN                  1,000        1,003
Associates Corp., N.A.,
  6.00%, 6/15/00                       5,000        4,993
Beneficial Corp.,
  7.29%, 12/3/99                       5,000        5,006
Beta Finance,
  5.94%*, 11/2/99**                    5,000        5,000
CIT Group, Inc.,
  6.13%, 11/15/99, MTN                 3,700        3,701
CIT Group, Inc.,
  5.88%, 12/9/99, MTN                  5,200        5,204
CS Manufacturing,
  5.50%*, 11/3/99**                    4,100        4,100
Dell Tin Fiber,
  5.50%*, 11/3/99**,
  LOC First Chicago                    8,000        8,000
First Union National,
  5.71%*, 11/1/99**                   30,000       30,000
Galileo Corp.,
  5.50%*, 11/3/99**,
  LOC LaSalle Bank                    10,700       10,700
General Motors
  Acceptance Corp.,
  5.51%*, 11/1/99**, MTN               6,500        6,499
General Motors
  Acceptance Corp.,
  5.85%, 4/6/00, MTN                   5,000        5,007
Glen Oaks Real Estate,
  5.50%*, 11/3/99**                    6,500        6,500
Goldman Sachs Group,
  6.05%*, 11/2/99** (b)                5,000        5,000
Goldman Sachs Group,
  5.61%*, 12/22/99** (b)              10,000       10,001
Goldman Sachs Group,
  5.62%*, 12/29/99** (b)               5,000        5,004
Household Finance,
  5.46%*, 12/10/99**                   5,000        5,000
Household Finance,
  6.78%, 12/28/99                      2,325        2,330
Household Finance,
  6.81%, 5/25/00                     $ 5,000     $  5,015
IBM Credit Corp.,
  5.79%, 3/20/00                       1,750        1,751
IBM Credit Corp.,
  8.90%, 6/20/00                       5,000        5,105
IBM Credit Corp.,
  6.20%, 8/28/00, MTN                  1,675        1,678
Ivex Of Delaware,
  Kama Project,
  5.45%*, 11/4/99**,
  LOC Societe Generale                 6,500        6,500
John Deere Capital Corp.,
  5.73%, 7/13/00, MTN                  5,000        4,999
L.E. Pope Building Co., Inc.,
  5.50%*, 11/4/99**,
  LOC First Union Bank                   100          100
Lehman Brothers Holdings, Inc.,
  5.46%*, 11/22/99**                  22,000       22,000
Merrill Lynch,
  5.54%*, 11/1/99**, MTN               5,000        5,000
Merrill Lynch,
  8.25%, 11/15/99                      3,000        3,003
Merrill Lynch,
  6.38%, 12/15/99                      1,250        1,252
Merrill Lynch,
  5.85%*, 11/15/99**, MTN              5,000        5,006
Morgan Stanley Dean Witter,
  5.56%*, 11/1/99**                    5,000        5,000
Morgan Stanley Dean Witter,
  6.82%, 12/15/99, MTN                10,000       10,021
Morgan Stanley Dean Witter,
  6.82%, 12/15/99                      5,000        5,010
Morgan Stanley Dean Witter,
  5.61%*, 12/16/99**                  15,000       15,000
Morgan Stanley Dean Witter,
  7.18%, 12/20/99                      4,500        4,510
Morgan Stanley Dean Witter,
  5.63%*, 12/27/99**                   2,000        2,003
Nationsbank,
  5.00%, 1/5/00                       10,000       10,000
Sea River Maritime, Inc.,
  5.40%*, 11/1/99**,
  Guaranteed by Exxon Corp.           21,400       21,400
Sharp Electronics,
  5.45%*, 11/4/99**,
  LOC Fifth Third Bank                 3,865        3,865
Sigma Finance, Inc.,
  5.76%*, 11/2/99**                    5,000        5,000
Sigma Finance, Inc.,
  5.55%*, 11/5/99**                   10,000        9,999

Transamerica Finance Corp.,
  5.05%*, 11/12/99**                 $ 5,000     $  5,000
USL Capital Corp.,
  8.13%, 2/15/00                       5,000        5,042
William Theis & Son, Inc.,
  5.50%*, 11/4/99**,
  LOC First Union                        100          100
Xerox Corp.,
  5.32%, 3/31/00                       5,000        4,999

Total Corporate Bonds
(Amortized Cost $315,246)                         315,246

Municipal Bonds (1.8%)

Idaho (0.5%):
Idaho Assoc. LLC.,
  5.50%*, 11/3/99**,
  LOC LaSalle Bank                     4,000        4,000

Kentucky (0.8%):
Maruga, Series 1999b,
  5.52%*, 11/4/99**,
  LOC First Star                       1,365        1,365
Warren County Industrial
  Development Authority,
  5.46%*, 11/4/99**,
  LOC National City Bank               5,000        5,000
                                                    6,365

New York (0.2%):
Rockland County,
  NY Industrial
  Development,
  5.60%*, 11/3/99**,
  LOC Mellon Bank                      2,000        2,000

Pennsylvania (0.3%):
Franconia Township
  Industrial Development,
  5.60%*, 11/3/99**,
  LOC Mellon Bank                      2,765        2,765

Total Municipal Bonds
(Amortized Cost $15,130)                           15,130

Repurchase Agreements (8.5%)

Donaldson-Lufkin
  Jenerette Securities Corp.,
  5.23%, 11/1/99,
  (Collateralized by $15,378
  Federal National
  Mortgage Assoc.,
  5.80%, 7/17/02,
  market value $15,048)              $15,000     $ 15,000
Lehman Brothers, Inc.,
  5.23%, 11/1/99,
  (Collateralized by $46,385
  U.S. Treasury Strips,
  0.00%, 2/15/09,
  market value $25,502)               25,000       25,000
Paine Weber,
  5.23%, 11/1/99,
  (Collateralized by $29,600
  U.S. Treasury Note,
  5.50%, 5/31/00,
  market value $29,600)               29,319       29,319

Total Repurchase Agreements
(Cost $69,319)                                     69,319

U.S. Government Agencies (0.6%)

Federal Home Loan Bank (0.6%):
5.00%, 1/5/00                          5,000        5,000

Total U.S. Government Agencies
(Amortized Cost $5,000)                             5,000

Total Investments
(Amortized Cost $822,976) (a) -- 100.6%           822,976

Liabilities in excess of other assets -- (0.6)%    (4,524)

TOTAL NET ASSETS -- 100.0%                       $818,452

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Section 4(2) commercial paper which is restricted as to resale.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1999. The date reflects the next rate change date.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

LOC -- Letter of Credit

MTN -- Medium Term Note

See notes to financial statements.

                                         Statements of Assets and Liabilities
THE VICTORY PORTFOLIOS                                       October 31, 1999
(Amounts in Thousands, Except Per Share Amounts)

                                                                        U.S. Government     Prime              Financial
                                                                        Obligations         Obligations        Reserves
                                                                        Fund                Fund               Fund

ASSETS:
Investments, at amortized cost                                          $  570,035          $1,971,656         $753,657
Repurchase agreements, at cost                                           1,632,106              88,807           69,319

         Total Investments                                               2,202,141           2,060,463          822,976

Cash                                                                             1                  --               --
Interest receivable                                                          7,226               9,190            5,251
Receivable for capital shares issued                                            --                   3               --
Prepaid expenses and other assets                                               36                  22              102

         Total Assets                                                    2,209,404           2,069,678          828,329

LIABILITIES:
Dividends payable                                                            8,469               8,365            3,396
Payable to brokers for investments purchased                                    --                  --            5,985
Payable for capital shares redeemed                                             --                  --               10
Accrued expenses and other payables:
    Investment advisory fees                                                   665                 617              345
    Administration fees                                                         33                  31              101
    Custodian fees                                                              37                  34               14
    Accounting fees                                                              2                   1                7
    Transfer agent fees                                                         27                  26               10
    Shareholder service fees                                                    --                 437               --
    Shareholder service fees -- Select Shares                                  371                  --               --
    Other                                                                       78                 128                9

         Total Liabilities                                                   9,682               9,639            9,877

NET ASSETS:
Capital                                                                  2,199,721           2,060,035          818,451
Undistributed (distributions in excess of) net investment income                --                  16                1
Accumulated undistributed net realized gains
  (losses) from investment transactions                                          1                 (12)              --

         Net Assets                                                     $2,199,722          $2,060,039         $818,452

Net Assets
    Investor Shares                                                     $  386,264
    Select Shares                                                        1,813,458

         Total                                                          $2,199,722

Outstanding units of beneficial interest (shares)
    Investor Shares                                                        386,236
    Select Shares                                                        1,813,543

         Total                                                           2,199,779           2,060,035          818,342

Net asset value
    Offering and redemption price per share                                                 $     1.00         $   1.00
    Offering and redemption price per share -- Investor Shares          $     1.00
    Offering and redemption price per share -- Select Shares            $     1.00


See notes to financial statements.

                                                     Statements of Operations
THE VICTORY PORTFOLIOS                    For the Year Ended October 31, 1999
(Amounts in Thousands)

                                                                           U.S. Government     Prime       Financial
                                                                           Obligations         Obligations Reserves
                                                                           Fund                Fund        Fund

Investment Income:
Interest income                                                            $108,083            $90,138     $43,600
Securities Lending                                                              186                 11          11

     Total Income                                                           108,269             90,149      43,611

Expenses:
Investment advisory fees                                                      7,640              6,046       4,192
Administration fees                                                           2,393              1,938       1,048
Shareholder service fees                                                         --              4,319          --
Shareholder service fees -- Select Shares                                     4,283                 --          --
Accounting fees                                                                 112                113         106
Custodian fees                                                                  433                342         176
Legal and audit fees                                                            160                135          62
Trustees' fees and expenses                                                      58                 45          20
Transfer agent fees                                                             112                111          38
Registration and filing fees                                                    166                218          19
Printing fees                                                                   182                311          25
Other                                                                            91                 32          18

     Total Expenses                                                          15,630             13,610       5,704

Net Investment Income                                                        92,639             76,539      37,907

Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions                         --                (12)          7

Change in net assets resulting from operations                             $ 92,639            $76,527     $37,914


See notes to financial statements.

THE VICTORY PORTFOLIOS                    Statements of Changes in Net Assets
(Amounts in Thousands)

                                             U.S. Government                 Prime                     Financial
                                            Obligations Fund           Obligations Fund              Reserves Fund

                                       Year            Year          Year          Year          Year           Year
                                       Ended           Ended         Ended         Ended         Ended          Ended
                                       October 31,     October 31,   October 31,   October 31,   October 31,    October 31,
                                       1999            1998          1999          1998          1999           1998

From Investment Activities:
Operations:
    Net investment income              $    92,639     $    94,996   $    76,539   $    51,295   $    37,907    $    38,928
    Net realized gains (losses)
      from investment transactions              --              22           (12)           16             7              8

Change in net assets resulting
  from operations                           92,639          95,018        76,527        51,311        37,914         38,936

Distributions to Shareholders:
    From net investment income                  --              --       (76,539)      (51,295)      (37,907)       (38,928)
         Investor Shares                   (20,842)        (25,238)           --            --            --             --
         Select Shares                     (71,797)        (69,758)           --            --            --             --
    From net realized gains from
      investment transactions                   --              --            --           (14)           --             --

Change in net assets from
  distributions to shareholders            (92,639)        (94,996)      (76,539)      (51,309)      (37,907)       (38,928)

Capital Transactions:
    Proceeds from shares issued          3,987,901       4,231,821     4,151,240     3,531,074     1,615,129      1,578,862
    Dividends reinvested                    60,057          57,598        71,662        46,726         2,868          2,429
    Cost of shares redeemed             (4,021,260)     (3,808,025)   (3,541,564)   (2,935,538)   (1,585,072)    (1,596,421)

Change in net assets from
  capital transactions                      26,698         481,394       681,338       642,262        32,925        (15,130)

Change in net assets                        26,698         481,416       681,326       642,264        32,932        (15,122)

Net Assets:
    Beginning of period                  2,173,024       1,691,608     1,378,713       736,449       785,520        800,642

    End of period                      $ 2,199,722     $ 2,173,024   $ 2,060,039   $ 1,378,713   $   818,452    $   785,520

Share Transactions:
    Issued                               3,987,901       4,231,821     4,151,241     3,531,074     1,615,128      1,578,862
    Reinvested                              60,057          57,598        71,662        46,726         2,868          2,429
    Redeemed                            (4,021,260)     (3,808,025)   (3,541,564)   (2,935,538)   (1,585,072)    (1,596,421)

Change in shares                            26,698         481,394       681,339       642,262        32,924        (15,130)


See notes to financial statements.

THE VICTORY PORTFOLIOS                                   Financial Highlights
For a Share Outstanding Throughout Each Period

                                                          U.S. Government Obligations Fund

                                  Investor Shares                        Select Shares

                         Year         Year         Period        Year           Year         Year
                         Ended        Ended        Ended         Ended          Ended        Ended        Year Ended October 31,
                         October 31,  October 31,  October 31,   October 31,    October 31,  October 31,
                         1999         1998         1997<F2>      1999           1998         1997<F2>     1996         1995<F3>

Net Asset Value,
  Beginning of Period    $  1.000     $  1.000     $  1.000      $    1.000     $    1.000   $    1.000   $    1.000   $  1.000

Investment Activities
    Net investment
      income                0.044        0.050        0.041           0.042          0.048        0.047        0.049      0.052

Distributions
    Net investment
      income               (0.044)      (0.050)      (0.041)         (0.042)        (0.048)      (0.047)      (0.049)    (0.052)

Net Asset Value,
  End of Period          $  1.000     $  1.000     $  1.000      $    1.000     $    1.000   $    1.000   $    1.000   $  1.000

Total Return                 4.54%        5.12%        4.19%<F4>       4.27%          4.86%        4.75%        4.96%      5.38%

Ratios/Supplemental
  Data:
Net Assets,
  End of Period (000)    $386,264     $571,104     $456,133      $1,813,458     $1,601,920   $1,235,475   $1,357,817   $964,929
Ratio of expenses to
  average net assets         0.52%        0.52%        0.56%<F5>       0.77%          0.77%        0.74%        0.61%      0.58%
Ratio of net investment
  income to average
  net assets                 4.44%        5.03%        4.95%<F5>       4.19%          4.78%        4.75%        4.84%      5.28%
Ratio of expenses to
  average net assets<F1>      <F6>         <F6>         <F6>            <F6>           <F6>         <F6>         <F6>      0.60%
Ratio of net investment
  income to average
  net assets<F1>              <F6>         <F6>         <F6>            <F6>           <F6>         <F6>         <F6>      5.26%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective January 8, 1997, the Fund designated the existing shares as Select
Shares and commenced offering Investor Shares.

<F3> Effective June 5, 1995, the Victory U.S. Treasury Money Market Portfolio
merged into the U.S. Government Obligations Fund. Financial highlights for the periods prior to June 5, 1995 represent the U.S. Government Obligations Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> There were no voluntary fee reductions during the period.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                   Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                              Prime Obligations Fund

                                                                              Year Ended October 31,

                                                       1999          1998             1997           1996          1995

Net Asset Value, Beginning of Period                   $    1.000    $    1.000       $  1.000       $  1.000      $  1.000

Investment Activities
    Net investment income                                   0.044         0.049          0.048          0.047         0.051

Distributions
    Net investment income                                  (0.044)       (0.049)        (0.048)        (0.047)       (0.051)

Net Asset Value, End of Period                         $    1.000    $    1.000       $  1.000       $  1.000      $  1.000

Total Return                                                 4.52%         4.98%          4.89%          4.81%         5.26%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                        $2,060,039    $1,378,713       $736,449       $496,019      $456,266
Ratio of expenses to average net assets                      0.79%         0.80%          0.85%          0.87%         0.74%
Ratio of net investment income
  to average net assets                                      4.43%         4.89%          4.79%          4.72%         5.09%


See notes to financial statements.

THE VICTORY PORTFOLIOS                                   Financial Highlights
For a Share Outstanding Throughout Each Period

                                                     Financial Reserves Fund

                                                      Year Ended October 31,

                                  1999         1998        1997        1996         1995<F2>

Net Asset Value,
  Beginning of Period             $  1.000     $  1.000    $  1.000    $  1.000     $  1.000

Investment Activities
    Net investment income            0.045        0.050       0.049       0.049        0.054

Distributions
    Net investment income           (0.045)      (0.050)     (0.049)     (0.049)      (0.054)

Net Asset Value,
  End of Period                   $  1.000     $  1.000    $  1.000    $  1.000     $  1.000

Total Return                          4.62%        5.10%       5.04%       5.00%        5.50%

Ratios/Supplemental Data:
Net Assets, End of Period (000)   $818,452     $785,520    $800,642    $767,990     $762,870
Ratio of expenses to
  average net assets                  0.68%        0.67%       0.67%       0.67%        0.60%
Ratio of net investment income
  to average net assets               4.52%        5.01%       4.94%       4.89%        5.40%
Ratio of expenses to
  average net assets<F1>               <F3>        0.68%       0.71%       0.75%        0.76%
Ratio of net investment income
  to average net assets<F1>            <F3>        5.00%       4.90%       4.81%        5.24%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995, the Victory Financial Reserves Portfolio
became the Financial Reserves Fund.

<F3> There were no voluntary fee reductions during the period.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Tax-Free Money Market Fund                                   October 31, 1999
(Amounts in Thousands, Except Shares)

                                     Shares or
                                     Principal   Amortized
Security Description                 Amount      Cost

Municipal Bonds (99.3%)

Alabama (2.0%):
Montgomery Hospital,
  Series C, 3.55%*, 11/3/99**,
  AMBAC, SPA Mellon Bank N.A.        $    5,400  $  5,400
Montgomery Hospital,
  Series D, 3.55%*, 11/3/99**,
  AMBAC, SPA Mellon Bank N.A.             2,000     2,000
Montgomery Hospital,
  Series E, 3.55%*, 11/3/99**,
  AMBAC, SPA Mellon Bank N.A.             4,600     4,600
Montgomery Hospital,
  Series G, 3.55%*, 11/3/99**,
  AMBAC, SPA Mellon Bank N.A.             1,635     1,635
                                                   13,635

Arizona (2.0%):
Maricopa County, El Paso Project,
  3.55%*, 11/3/99**,
  LOC Barclays Bank                      11,600    11,600
Pima County,
  Industrial Development
  Authority, IDR, Brush
  Wellman Inc. Project,
  3.55%*, 11/4/99**,
  LOC National City Bank                  1,500     1,500
State Transportation Board,
  7.00%, 7/1/00,
  Prerefunded 7/1/00 @ 101                1,000     1,032
                                                   14,132

Arkansas (1.4%):
Paragould Sales and Use Tax,
  5.25%, 7/1/00, AMBAC                    1,205     1,219
State Development Auth.,
  Police-Wireless Data,
  5.00%, 6/1/00, FGIC                     1,100     1,110
State Development Finance
  Authority, Potlatch Corp.
  Project, Series A,
  3.55%*, 11/3/99**,
  LOC Credit Suisse AMT                   7,250     7,250
                                                    9,579

Colorado (1.2%):
Arapahoe Water & Sanitation, GO,
  3.40%, 12/1/99,
  LOC Banque Nationale De Paris           6,120     6,120
Housing Finance Authority,
  3.50%*, 11/3/99**, FNMA                 1,060     1,060
Housing Finance Authority,
  3.50%*, 11/3/99**, FNMA                 1,075     1,075
                                                    8,255

Delaware (0.5%):
State Economic Development,
  3.55%*, 11/3/99**,
  Guaranteed by Philip Morris        $    3,300  $  3,300

District of Columbia (2.8%):
District of Columbia
  Housing-Carmel,
  3.60%*, 11/4/99**,
  LOC Bank One                            1,000     1,000
District of Columbia, GO,
  4.50%, 6/1/00, MBIA                     7,460     7,495
District Of Columbia, GO,
  3.75%*, 11/1/99**,
  LOC Bank of America                    11,000    11,000
                                                   19,495

Hawaii (0.3%):
Honolulu City and County,
  Series C, GO, 6.90%, 6/1/00,
  LOC Morgan Guaranty Trust               2,000     2,038

Idaho (0.8%):
Nez Perce County,
  Pollution Control Revenue,
  3.45%*, 11/3/99**,
  LOC  First National
  Bank of Chicago                         3,000     3,000
Nez Perce County,
  Pollution Control Revenue,
  3.45%*, 11/4/99**,
  LOC First National
  Bank of Chicago                         2,700     2,700
                                                    5,700

Illinois (16.9%):
Chicago, Noble State Charter,
  3.55%*, 11/3/99**,
  LOC First National
  Bank of Chicago                         2,500     2,500
Chicago, Special Facility,
  3.55%*, 11/3/99**,
  LOC First National
  Bank of Chicago AMT                     9,300     9,300
Development Financial Authority,
  3.55%*, 11/2/99**,
  LOC Morgan Guaranty Trust AMT           6,400     6,400
Development Financial Authority,
  3.55%*, 11/2/99**,
  LOC Morgan Guaranty Trust AMT          11,300    11,300
Development Financial Authority,
  American Youth,
  3.60%*, 11/4/99**,
  LOC Bank of America                     3,500     3,500

Development Financial Authority,
  Catherine Cook School Project,
  3.60%*, 11/3/99**,
  LOC Harris Bank & Trust            $    2,875  $  2,875
Development Financial Authority,
  Museum Contemporary Arts Project,
  3.45%*, 11/3/99**,
  LOC NBD Bank                           19,300    19,300
East St. Louis,
  3.70%*, 11/4/99**,
  LOC Nationsbank                         4,150     4,150
Educational Facilities, University
  Pooled Funding Program,
  3.45%*, 11/3/99**,
  FGIC, SPA First National
  Bank of Chicago                         9,230     9,230
Educational Facility
  Authority Revenue,
  3.45%*, 11/3/99**,
  LOC American National Bank             15,700    15,700
Galesburg, Knox College,
  3.65%*, 11/4/99**,
  LOC La Salle National Bank              5,000     5,000
Hanover Park IDR,
  Spectra-Tech, Inc. Project,
  3.75%*, 11/4/99**,
  LOC Harris Bank & Trust AMT             1,685     1,685
Health Authority Revenue Bond,
  3.55%*, 11/3/99**,
  LOC First National Bank Chicago        13,700    13,700
Lombard,
  3.70%*, 11/4/99**,
  LOC American National
  Bank & Trust AMT                        1,830     1,830
Mundelein,
  3.45%*, 11/3/99**,
  LOC Northern Trust Co.                  6,700     6,700
Savanna, IDR,
  3.55%*, 11/3/99**,
  LOC First National
  Bank of Chicago AMT                     1,000     1,000
State Development Financial
  Authority, EDR, CPL/Downers
  Grove Partnership,
  3.75%*, 11/2/99**,
  LOC LaSalle National Bank               4,400     4,400
Tinley Park, SA,
  3.50%*, 11/3/99**,
  LOC Old Kent Bank AMT                      90        90
                                                  118,660

Indiana (10.1%):
Auburn Economic Development,
  3.60%*, 11/1/99**,
  LOC NBD Bank                       $    2,000  $  2,000
Educational Facility Authority
  Revenue, Bethel College,
  Series A, 3.45%*, 11/3/99**,
  LOC NBD Bank                            3,200     3,200
Elkhart, EDR,
  4.10%*, 12/1/99**,
  LOC Bank One                              700       700
Financing Authority Health
  Facility Revenue,
  Baptist Homes of Indiana,
  3.55%*, 11/4/99**,
  LOC Bank One Indianapolis               4,665     4,665
Fort Wayne, EDR,
  3.55%*, 11/3/99**,
  LOC Societe Generale AMT                3,000     3,000
Greenfield Economic Development,
  3.65%*, 11/4/99**,
  LOC Bank One Indianapolis                 915       915
Greenwood Health,
  3.65*, 11/4/99**,
  LOC Bank One Indianapolis                 925       925
Indiana Bond Bank
  Federal Program,
  4.00%, 1/19/00                          3,752     3,756
Indiana Bond Bank
  Series 99A-2,
  3.50%, 1/19/00                         10,000    10,006
Indianapolis, EDR,
  White Arts, Inc. Project,
  3.65%*, 11/4/99**,
  LOC Fifth Third Bank                    4,300     4,300
Lagrande County, IDR,
  3.70%*, 11/3/99**,
  LOC Bank One Indianapolis AMT           2,200     2,200
Lagrande County, IDR,
  3.70%*, 11/3/99**,
  LOC Bank One Indianapolis AMT           2,600     2,600
Lawrence Southwark,
  3.70%*, 11/4/99**,
  LOC Mellon Bank                         2,500     2,500
Mooresville Viking Air Tools,
  3.70%*, 11/3/99**,
  LOC Bank One Indiana N.A. AMT           4,190     4,190
Mooresville, Kendrick
  Memorial Hospital Project,
  3.57%*, 11/4/99**,
  LOC Huntington Bank                     2,350     2,350

Noblesville, Rivers Edge
  Apartments Project,
  3.55%*, 11/4/99**,
  LOC Bank One                       $    2,935  $  2,935
Orleans Industry Economic
  Development,
  3.70%*, 11/4/99**,
  LOC Bank One Indiana N.A. AMT           4,600     4,600
Plymouth, EDR,
  3.67%*, 11/4/99**,
  LOC Star Bank                           5,060     5,060
Richmond Friends,
  3.55%*, 11/4/99**,
  LOC Bank One                            2,700     2,700
Seymour Spaceguard,
  3.70%*, 11/3/99**,
  LOC NBD Bank N.A. AMT                   1,000     1,000
State Development
  Financial Authority, EDR,
  Dura-Crete Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                        3,470     3,470
State Education Wesleyan,
  3.50%*, 11/3/99**,
  LOC NBD Bank                            2,500     2,500
Wakarusa, EDR,
  MMM-Invest Inc. Project,
  3.55%*, 11/4/99**,
  LOC Bank One                              660       660
                                                   70,232

Iowa (3.1%):
City of Urbandale,
  3.45%*, 11/3/99,
  Guaranteed by Principle
  Mutual Life Insurance Co.               9,200     9,200
Financial Authority,
  Sauer-Sundstrand Co. Project,
  3.50%*, 11/3/99**,
  LOC Bayerische
  Vereinsbank AMT                         3,830     3,830
Higher Education,
  3.75%*, 11/3/99**,
  LOC Norwest Bank Minnesota              2,830     2,830
Urbandale Meredith,
  3.45%*, 11/3/99**,
  Guaranteed by Principle
  Mutual Life Insurance Co.               5,500     5,500
                                                   21,360

Kansas (1.8%):
Fairway, IDR, J.C. Nichols Co., Inc.,
  3.90%*, 12/1/99,
  Guaranteed by Principle
  Mutual Life Insurance Co.          $    2,300  $  2,300
Wichita, GO,
  4.00%, 2/24/00                         10,000    10,018
                                                   12,318

Kentucky (7.1%):
Boone County,
  3.75%, 6/30/00                          2,100     2,101
Boone County,
  Industrial Building Revenue,
  Multi-Color Corp. Project,
  3.95%*, 11/4/99**,
  LOC PNC Bank AMT                        1,600     1,600
Carroll County, IDR,
  Kentucky Ladder Co. Project,
  3.80%*, 11/3/99**,
  LOC Bankers Trust Co. AMT               5,000     5,000
Covington Industrial,
  3.62%*, 11/4/99**,
  LOC Star Bank                           3,695     3,695
Dayton Industrial
  Building Revenue,
  Woodcraft Manufacturing
  Co., Inc. Project,
  3.85%*, 11/4/99**,
  LOC Fifth Third Bank                      610       610
Economic Development,
  3.70*, 11/4/99**,
  LOC Star Bank                           7,440     7,440
Jefferson County,
  Industrial Building Revenue,
  Hamilton Printing, Inc. Project,
  3.65%*, 11/4/99**,
  LOC Fifth Third Bank AMT                4,500     4,500
Kenton County,
  3.75%, 6/30/00                          4,489     4,490
Kentucky Interlocal School,
  4.0%, 6/30/00                          10,000    10,032
Lexington Fayette,
  3.55%*, 11/4/99**,
  LOC National City Bank                  3,935     3,935
Mayfield Multi-City
  Lease Revenue,
  3.65%*, 11/3/99**,
  LOC PNC Bank                            4,000     4,000

Somerset, Industrial
  Building Revenue,
  Glen Oak Lumber & Mining,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                   $    2,175  $  2,175
                                                   49,578

Louisiana (0.8%):
Jefferson,
  5.00%, 12/1/99                          1,165     1,166
Jefferson Parish,
  3.60%*, 11/4/99**,
  Guaranteed by
  Sara Lee Corp. AMT                      4,600     4,600
                                                    5,766

Maine (1.2%):
Health & Higher Education,
  3.55%*, 11/3/99**, AMBAC,
  SPA Mellon Bank N.A.                    5,300     5,300
Health & Higher Education,
  3.55%*, 11/3/99**, AMBAC,
  SPA Mellon Bank N.A.                    1,600     1,600
Maine Health & Higher Education,
  4.00%, 7/1/00, MBIA                     1,180     1,184
                                                    8,084

Maryland (2.0%):
Harford County,
  3.65%*, 11/4/99**,
  LOC Harris Trust &
  Savings Bank AMT                          995       995
Maryland State,
  6.75%, 7/1/00,
  Prerefunded 7/1/00 @ 102,
  LOC UST                                 2,560     2,686
Montgomery,
  3.45%, 11/5/99,
  LOC UBS                                10,500    10,500
                                                   14,181

Michigan (1.4%):
State Micron,
  3.70%*, 11/3/99**,
  LOC NBD Bank AMT                        1,000     1,000
State Strategic,
  Fleet Engineers Inc. Project,
  3.70%*, 11/4/99**,
  LOC Comerica Bank                       1,600     1,600
State Strategic,
  Merrill Group Project,
  3.70%*, 11/4/99**,
  LOC Comerica Bank                  $    3,500  $  3,500
State Strategic,
  Thermal Transfer Inc. Project,
  3.70%*, 11/4/99**,
  LOC Comerica Bank                       3,575     3,575
                                                    9,675

Missouri (2.1%):
Kansas City, IDR,
  Multifamily Housing Revenue,
  J.C. Nichols Co. Project,
  3.90%*, 11/1/99**,
  Guaranteed by Principle
  Mutual Life Insurance Co.               3,600     3,600
State Health,
  3.45%*, 11/4/99**,
  LOC Morgan Guaranty Trust              10,900    10,900
                                                   14,500

Nevada (0.7%):
Reno, EDR,
  Dunsirn Industries Project,
  3.75%*, 11/4/99**,
  LOC FirstStar Bank AMT                  3,800     3,800
Washoe County, GO,
  4.45%, 7/1/00, MBIA                     1,000     1,006
                                                    4,806

New Hampshire (1.5%):
Higher Education,
  3.55%*, 11/3/99**,
  AMBAC, LOC Mellon Bank                  5,300     5,300
Higher Education,
  3.55%*, 11/3/99**,
  AMBAC, SPA Mellon Bank N.A.             1,500     1,500
State Business APEX,
  4.07%*, 11/4/99**,
  LOC Huntington Bank                     3,500     3,500
                                                   10,300

New Mexico (0.1%):
Albuquerque,
  3.75%*, 11/4/99**,
  LOC Nationsbank AMT                       900       900

North Carolina (1.0%):
Medical Care,
  Common Health Care Facilities,
  3.60%*, 11/1/99,
  LOC First Union National Bank           3,200     3,200

Wake County,
  3.60%*, 11/1/99**,
  LOC First National Bank            $    1,500  $  1,500
Wilkes County Industrial &
  Pollution Control Authority,
  3.70%*, 11/4/99**,
  LOC Nationsbank AMT                     2,200     2,200
                                                    6,900

North Dakota (0.3%):
Burleigh County Health,
  5.00%, 5/1/00, MBIA                     2,060     2,077

Ohio (2.6%):
Columbus Electric,
  3.65%*, 11/4/99**,
  LOC UBS                                 1,900     1,900
Cuyahoga County Ohio Hospital,
  3.45%*, 11/3/99**,
  SPA Bank of America                     7,450     7,450
Franklin County Hospital,
  3.40%*, 11/4/99**,
  LOC Morgan Guaranty Trust               6,400     6,400
Northwood, GO, TRAN,
  4.45%, 7/27/00                            900       905
Ohio State Water Development,
  3.65%, 11/17/99, AMT                      600       600
State Water
  Development Authority,
  Pollution Control Facilities,
  Cleveland Electric, Series B,
  3.45%*, 11/3/99**,
  LOC FNB Chicago                         1,000     1,000
                                                   18,255

Oklahoma (1.8%):
County Finance Authority, IDR,
  Hutto-Carbon Office Project,
  3.90%*, 11/15/99**, FGIC                1,650     1,650
County Finance Authority, IDR,
  Perrine Office Project,
  3.90%*, 11/15/99**, FGIC                3,170     3,170
State Capital Improvements,
  4.25%, 12/1/99, MBIA                    7,940     7,945
                                                   12,765

Pennsylvania (3.8%):
Erie County Hospital Authority,
  Mercy Terrace Project,
  3.60%*, 11/4/99**,
  LOC PNC Capital Markets                 2,245     2,245
Erie County Prison,
  6.30%, 11/1/99, MBIA               $    2,235  $  2,235
Lancaster Hospital Luthercare,
  3.57%, 11/4/99**,
  LOC First National
  Bank of Maryland                        5,000     5,000
Pittsburgh Urban Redevelopment,
  3.65%, 8/15/00, AMT                     2,000     2,000
Quakertown General Authority,
  3.60%*, 11/2/99**,
  LOC PNC Bank                            5,400     5,400
Sayre Health Care Facility,
  3.50%*, 11/3/99**,
  AMBAC, LOC Mellon Bank N.A.             4,800     4,800
Scranton Lackwanna Health,
  5.00%, 7/1/00, MBIA                     1,825     1,842
Somerset County Community
  Hospital Project,
  3.70%*, 11/4/99**,
  LOC PNC Bank                            1,800     1,800
State Higher Education,
  3.10%*, 11/1/99**,
  LOC PNC Bank                            1,350     1,350
                                                   26,672

Rhode Island (0.2%):
State Public Building,
  4.70%, 2/1/00, AMBAC                    1,500     1,505

South Carolina (0.7%):
Cherokee County,
  3.65%*, 11/3/99**,
  LOC Nationsbank AMT                     2,700     2,700
Cherokee County, GO,
  5.00%, 3/1/00                           1,000     1,005
State, GO,
  5.75%, 8/1/00                           1,025     1,042
                                                    4,747

Tennessee (3.1%):
Memphis Shelby County,
  4.63%, 2/15/00, MBIA                    1,250     1,254
Memphis, GO,
  3.65%*, 11/3/99**,
  LOC West Deutsche Bank AMT              3,100     3,100
Met Govt Nashville &
  Davidson County,
  3.60%*, 11/1/99**,
  LOC Bank of America N.A.                2,000     2,000
Montgomery County
  Public Building Authority,
  3.60%*, 11/4/99**,
  LOC Nationsbank                         6,000     6,000

Shelby County, GO,
  4.75%, 6/1/00                      $    1,000  $  1,008
Stewart County,
  3.50%*, 11/3/99**,
  LOC Toronto Dominion Bank AMT           5,000     5,000
Wilson County,
  3.90%*, 11/3/99**,
  LOC LaSalle National Bank AMT           3,500     3,500
                                                   21,862

Texas (8.6%):
Austin,
  3.35%, 11/9/99,
  LOC Morgan Guaranty Trust              10,250    10,250
Austin, GO,
  4.25%, 2/1/00, MBIA                     1,560     1,563
Austin, Scarborough,
  3.55%*, 11/4/99**,
  LOC Bank One Texas                      4,235     4,235
Brazos River Authority,
  3.60%*, 11/3/99**, MBIA,
  SPA Bank of New York AMT                7,200     7,200
Dallas, GO,
  7.50%, 2/15/00                          1,365     1,381
Fort Bend, GO,
  7.50%, 2/15/00                          1,010     1,022
Grapevine Industrial
  Development Corp.,
  Trencor-Jetco, Inc.,
  3.55%*, 11/3/99**,
  LOC First National Bank
  of Chicago AMT                          7,500     7,500
State, GO,
  8.30%, 12/1/99**,
  Prerefunded 12/1/99 @ 100              10,275    10,320
State, GO,
  8.30%, 12/1/99                          8,500     8,554
Tarrant County,
  5.00%, 2/15/00                          2,870     2,884
Waco Texas Patriot,
  3.70%*, 11/3/99**,
  LOC Bank One Texas AMT                  5,000     5,000
                                                   59,909

Utah (0.1%):
State, GO,
  4.70%, 7/1/00, AMBAC                    1,000     1,008

Vermont (1.7%):
Education & Health Buildings,
  3.55%*, 11/3/99**,
  AMBAC, LOC
  Mellon Bank N.A.                   $    5,800  $  5,800
Education & Health Buildings,
  3.55%*, 11/3/99**,
  AMBAC, LOC
  Mellon Bank N.A.                        4,000     4,000
Education & Health Buildings,
  3.55%*, 11/3/99**,
  AMBAC, LOC
  Mellon Bank N.A.                        1,800     1,800
                                                   11,600

Virginia (3.1%):
Alexandria,
  3.60%*, 11/4/99**,
  LOC Bank of America N.A.                7,000     7,000
Colonial Heights,
  Philip Morris Cos. Project,
  3.55%*, 11/3/99**,
  Guaranteed by Philip Morris             2,600     2,600
Lynchburg Industrial
  Development
  Authority Hospital,
  3.55%*, 11/3/99**,
  AMBAC, LOC
  Mellon Bank N.A.                        4,600     4,600
Lynchburg Industrial
  Development
  Authority Hospital,
  3.55%*, 11/3/99**,
  AMBAC, LOC
  Mellon Bank N.A.                        1,000     1,000
Prince George County,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                        3,645     3,645
Richmond,
  Philip Morris Cos. Project,
  3.55%*, 11/3/99**,
  Guaranteed by Philip Morris             1,700     1,700
State Public Building,
  5.70%, 8/1/00                           1,000     1,016
                                                   21,561

West Virginia (1.5%):
Marshall County, IDR,
  3.55%*, 11/3/99**,
  LOC Harris Trust AMT                    3,300     3,300

State Hospital,
  3.55%*, 11/3/99**,
  AMBAC, SPA Mellon Bank             $    1,200  $  1,200
State Hospital Finance Authority,
  3.55%*, 11/3/99**,
  AMBAC, LOC
  Mellon Bank N.A.                        5,700     5,700
                                                   10,200

Wisconsin (11.0%):
Antigo Plaspack,
  4.06%, 10/30/00, AMT                    4,100     4,102
Antigo Plaspack,
  3.65%*, 11/3/99**,
  LOC FirstStar Bank AMT                  2,100     2,100
Bayside,
  4.12%, 10/13/00, AMT                    1,170     1,170
Beloit School District,
  4.19%, 11/01/00                         1,425     1,426
Brookfield Industrial Revenue,
  Pillar Corp. Project, AMT,
  3.70%*, 11/4/99**,
  LOC Bank One Wisconsin AMT              3,250     3,250
Caledonia Industrial Development,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                        3,000     3,000
D.C. Everest Area School, GO,
  3.87%, 8/24/00                          5,100     5,102
Fredonia, IDR,
  Capital Stampings Corp. Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                        2,540     2,540
Grafton School District, TRAN,
  4.12%, 6/30/00                          1,700     1,701
Grafton School District, TRAN,
  4.10%, 9/29/00                          1,700     1,701
Kenosha IDR,
  Metalmen Building LLC Project,
  3.70%*, 11/4/99**,
  LOC Bank One
  Milwaukee N.A. AMT                      3,295     3,295
Lake Mills School District
  Tax & Revenue,
  4.00%, 9/1/00                           2,300     2,301
Monroe School District, BAN,
  3.55%, 12/10/99                         8,500     8,500
New Richmond School
  District, TRAN,
  3.56%, 11/1/99                            825       825
Nicolet School District,
  4.08%, 10/30/00,
  LOC Bank Of America                     1,200     1,200
Onalaska School District,
  4.08%, 10/18/00                    $    2,600  $  2,601
Oregon, GO,
  3.70%, 3/15/00                          1,250     1,251
Oshkosh, IDR,
  Oshkosh Architectural Project,
  3.75%*, 11/4/99**,
  LOC Norwest Bank AMT                      805       805
Pewaukee School District, TRAN,
  3.95%, 09/14/00                         5,000     5,001
Port Washington Saukville,
  4.14%, 10/30/00                         2,350     2,351
Pulaski MLC,
  3.70%*, 11/3/99**,
  LOC Bank One AMT                        1,500     1,500
Rock State Disposal, AMT,
  3.70%*, 11/4/99**,
  LOC Bank One Wisconsin AMT              1,200     1,200
Saukville Busch,
  3.75%*, 11/4/99**,
  LOC Bank One Wisconsin AMT              2,375     2,375
Sparta Area School District, TRAN,
  3.25%, 3/1/00                           5,000     5,000
State Health &
  Educational Facilities,
  Cedar Crest, Inc. Project,
  3.55%*, 11/4/99**,
  LOC Bank One                            2,000     2,000
Waukesha Industrial Development,
  3.70%*, 11/4/99**,
  LOC Bank One Wisconsin AMT              3,800     3,800
Whitefish Bay,
  4.00%, 6/21/00                          2,200     2,201
Whitewater Maclean, IDR,
  3.65%*, 11/3/99**,
  LOC Bank of America                     1,900     1,900
William Bay School
  District Tax & Revenue,
  4.12%, 8/25/00                          1,200     1,202
Winneconne, TRAN,
  4.20%, 10/25/00                         1,500     1,501
                                                   76,901

Total Municipal Bonds
(Amortized Cost $692,456)                         692,456

                                     Shares or
                                     Principal
Security Description                 Amount      Cost

Investment Companies (0.4%)

Federated Tax-Free
  Money Market Fund                   3,045,043  $  3,045

Total Investment Companies (Cost $3,045)            3,045

Total Investments
(Amortized Cost $695,501) (a) -- 99.7%            695,501

Other assets in excess of liabilities -- 0.3%       2,132

TOTAL NET ASSETS -- 100.0%                       $697,633

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1999. The date reflects the next rate change date.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

AMBAC -- AMBAC Indemnity Corp.

AMT -- Alternative Minimum Tax

BAN -- Bond Anticipation Note

EDR -- Economic Development Revenue

FGIC -- Insured by Financial Guaranty Insurance Corp.

FNMA -- Insured by Federal National Mortgage Association

GO -- General Obligation

IDR -- Industrial Development Revenue

LOC -- Letter of Credit

LOC UST -- Letter of Credit by U.S. Treasury Security

MBIA -- Insured by Municipal Bond Insurance Association

SPA -- Standby Purchase Agreement

TRAN -- Tax and Revenue Anticipation Note

THE VICTORY PORTFOLIOS                                Schedule of Investments
Ohio Municipal Money Market Fund                             October 31, 1999
(Amounts in Thousands, Except Shares)

                                     Shares or
                                     Principal   Amortized
Security Description                 Amount      Cost

Municipal Bonds (99.7%)

Ohio (99.7%):
Akron Bath Copley
  Township Hospital,
  Visiting Nurse Services
  Inc. Project,
  3.55%*,11/4/99**,
  LOC National City Bank             $   525     $    525
Akron Special Assessment
  Improvement Notes,
  3.12%, 12/17/99                      1,920        1,920
Ashland County,
  Correctional Facility
  Improvements, GO,
  3.32%, 12/17/99                      6,500        6,502
Ashtabula County Medical
  Center Project Revenue,
  Hospital & Nursing
  Home Improvements,
  3.55%*,11/4/99**,
  LOC Bank One                         3,005        3,005
Ashtabula County,
  Brighton Manor Co.
  Project Revenue,
  Industrial Improvement,
  3.70%*, 11/3/99**,
  LOC Bank One AMT                     2,400        2,400
Auglaize County,
  G.A. Wintzer & Son
  Co. Project, IDR,
  3.70%*,11/4/99**,
  LOC Bank One AMT                     1,780        1,780
Barberton,
  Sewer Improvement, GO,
  3.45%, 4/20/00                       2,645        2,648
Bedford Heights,
  Olympic Steel Inc. Project,
  3.65%*,11/3/99**,
  LOC National City Bank AMT           1,200        1,200
Bellaire Local School
  District, GO, BAN,
  Series B, 4.17%, 2/17/00             4,038        4,045
Belmont County,
  Sewer Improvement, GO, BAN,
  3.51%, 11/23/99                      1,850        1,850
Bluffton, GO, BAN,
  3.40%, 12/1/99                       1,795        1,795
Bowling Green, IDR,
  Lamson & Sessions Project,
  3.60%*, 11/4/99**,
  LOC General Electric
  Capital Corp. AMT                    2,000        2,000
Bowling Green, IDR,
  Lamson & Sessions Project,
  3.67%*, 11/4/99**,
  LOC Mid American
  National Bank AMT                  $ 1,580     $  1,580
Brooklyn Heights, IDR,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                       270          270
Brooklyn, IDR,
  Clinton Road Project,
  4.10%*, 11/1/99**,
  LOC Bank One                           535          535
Butler County Joint
  Vocational School, GO, BAN,
  3.50%, 3/1/00                        4,500        4,500
Butler County,
  Crystal Partners, IDR,
  3.75%*, 11/4/99**,
  LOC Firstar AMT                      3,635        3,635
Butler County,
  Hospital Facilities Revenue,
  3.55%*, 11/4/99**,
  LOC Fifth Third Bank                 1,195        1,195
Centerville Health Care Revenue,
  Bethany Lutheran,
  3.60%*, 11/3/99**,
  LOC PNC Bank                         4,450        4,450
Cincinnati City School District,
  5.50%, 12/1/99, AMBAC                1,000        1,002
Cincinnati, Bethesda One Ltd.
  Partners Revenue,
  3.75%, 8/1/00**,
  LOC Bank One                         1,065        1,065
Cincinnati, IDR, 4th Star Ltd.
  Partnership Project, TAN,
  3.60%*, 5/3/99**,
  LOC PNC Bank                         6,650        6,650
Cleveland Airport Improvement,
  Series D, 3.55%*, 11/3/99**,
  LOC Toronto Dominion Bank AMT        1,500        1,500
Cleveland Heights, GO, BAN,
  3.82%, 8/25/00                       1,035        1,036
Cleveland Income Tax Revenue,
  3.50%*, 11/3/99**,
  AMBAC, LOC Toronto Dominion         24,849       24,849
Clinton County Revenue,
  Hospital & Nursing Home
  Improvements,
  3.60%*, 11/3/99**,
  LOC Fifth Third Bank                27,000       27,000

Clinton County,
  Airport Facilities Revenue,
  3.50%*, 11/4/99**,
  LOC Wachovia Bank                  $ 6,800     $  6,800
Clinton County, GO, BAN,
  3.56%, 12/15/99                      2,250        2,251
Clinton County,
  Hospital Capital,
  3.60%*, 11/3/99**,
  LOC Fifth Third Bancorp             10,000       10,000
Columbiana County, IDR,
  C & S Land Co. Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     3,150        3,150
Columbus Electric Revenue,
  Electric Lights & Power
  Improvements,
  3.65%*, 11/1/99**,
  LOC UBS AG                           1,000        1,000
Columbus Sewer Revenue,
  5.70%, 6/1/00                        1,330        1,348
Columbus, GO,
  3.55%, 3/1/00, AMT                   1,400        1,400
Coshocton County,
  Memorial Hospital
  Project Revenue,
  3.55%*, 11/4/99**,
  LOC Bank One                         3,275        3,275
Crestline Village, GO, BAN,
  3.60%, 4/6/00                        1,236        1,237
Cuyahoga County
  Hospital Revenue,
  Series B, 3.45%*, 11/3/99**,
  AMBAC, SPA Bank Of America          27,110       27,110
Cuyahoga County Hospitals
  Revenue, Series A,
  3.45%*, 11/3/99**,
  AMBAC, SPA Bank of America           1,900        1,900
Cuyahoga County Hospitals,
  Cleveland Clinic Project
  Revenue, Series B,
  3.45%*, 11/3/99**,
  LOC Chase Manhattan                 12,500       12,500
Cuyahoga County Hospitals,
  University Hospitals Revenue,
  3.50%*, 11/4/99**, AMBAC             7,400        7,400
Cuyahoga County,
  Cleveland Clinic,
  Series A, 3.45%*, 11/3/99**,
  SPA Chase Manhattan Bank            25,965       25,965
Cuyahoga County, IDR,
  Allen Group Project,
  3.55%*, 11/3/99**,
  LOC Dresdner Bank AG AMT             2,700        2,700
Cuyahoga County, IDR,
  Crestmont-Cleveland
  Partnership Project,
  3.85%*, 4/15/00**,
  LOC Bank One AMT                   $   415     $    415
Cuyahoga County, IDR,
  Decorp Project,
  3.55%*, 11/4/99**,
  LOC Bank One                         1,810        1,810
Cuyahoga County, IDR,
  Interstate Diesel, Series B,
  3.97%*, 11/5/99**,
  LOC Huntington National Bank           305          305
Cuyahoga County, IDR,
  Landerhaven Executive Project,
  3.68%*, 11/3/99**,
  LOC Star Bank                        2,095        2,095
Cuyahoga County, IDR,
  Progressive Plastics Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     1,270        1,270
Cuyahoga County, IDR,
  Watt Printing Co. Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     3,040        3,040
Cuyahoga Falls,
  Hospital Facilities Revenue,
  Portage Trail Care
  Center Project,
  3.75%*, 11/4/99**,
  LOC Fifth Third Bank                 2,100        2,100
Cuyahoga Falls,
  Hospital Facilities Revenue,
  Portage Trail Care
  Center Project,
  3.75%*, 11/4/99**,
  LOC Fifth Third Bank                 3,000        3,000
Dayton, GO, BAN,
  Port Airport & Marina
  Improvements,
  3.40%, 3/3/00                        3,600        3,602
Deerfield Township, GO,
  3.87%, 6/29/00                         800          801
Deerfield Township, GO, TAN,
  Recreational Facilities
  Improvements,
  3.35%, 2/3/00                        1,250        1,251
Deerfield Township,
  Sewer Improvement
  Project, GO,
  3.87%, 6/29/00                         659          660
Deerfield Township,GO, BAN,
  Public Improvements,
  4.03%, 8/3/00                          367          367

Dover City,
  Sewer System Improvements,
  3.38%, 4/13/00                     $ 1,200     $  1,201
Dublin City School District,
  GO, BAN, 3.74% 12/23/99              1,000        1,001
East Palestine City School District,
  GO, BAN, 3.49%, 12/8/99              4,600        4,600
Eastlake, IDR, Astro Model
  Development Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     3,225        3,225
Erie County, GO, BAN,
  4.13%, 6/1/00                        1,120        1,122
Erie County, GO, BAN,
  4.13%, 10/26/00                      1,440        1,444
Euclid, GO, BAN,
  3.70%, 7/28/00                       2,055        2,058
Fairborn, GO, BAN,
  3.24%, 3/23/00                       1,100        1,100
Fairborn, IDR,
  3.87%*, 11/4/99**,
  LOC Star Bank                          585          585
Fairfield County School
  District, GO, TAN,
  4.28%, 10/28/00                      1,550        1,556
Fairfield County, BAN,
  3.97%, 7/25/00, AMT                  1,000        1,003
Franklin County Hospital Revenue,
  Children's Hospital Project,
  Series B, 3.65%*, 11/4/99**,
  LOC Bank One                         8,900        8,900
Franklin County Hospital Revenue,
  Doctors Ohio Health, Series B,
  3.57%*, 11/4/99**,
  LOC National City Bank              34,000       34,001
Franklin County Hospital Revenue,
  Holy Cross Health Systems,
  3.40%*, 11/4/99**,
  SPA Morgan Guaranty Trust           21,300       21,300
Franklin County Hospital Revenue,
  National Church
  Residences Project,
  3.75%*, 11/4/99**,
  LOC Fifth Third Bank                 1,405        1,405
Franklin County Hospital Revenue,
  U.S. Health Corp., Series A,
  3.48%*, 11/4/99**,
  LOC Morgan Guaranty                  5,945        5,945
Franklin County Hospital Revenue,
  U.S. Health Corp., Series C,
  3.48%*, 11/4/99**,
  LOC Morgan Guaranty Trust           10,480       10,479
Franklin County, Health System
  Revenue, Health Care
  Facilities --
  Wesley Glen Inc.,
  3.59%*, 11/4/99**,
  LOC Fifth Third Bank               $   940     $    940
Franklin County, Health System
  Revenue, Health Care
  Facilities --
  Wesley Glen Inc.,
  3.59%*, 11/4/99**,
  LOC Fifth Third Bank                 2,635        2,635
Franklin County, IDR,
  Capitol South Community
  Redevelopment,
  4.00%*, 11/1/99**,
  LOC Huntington National Bank         6,520        6,520
Franklin County, IDR,
  Media Inc. Project,
  3.65%*, 3/1/00**,
  LOC KeyBank                          1,605        1,605
Franklin County,
  Jacobson Stores,
  4.00%*, 11/1/99**,
  LOC Bank One                         6,800        6,800
Geauga County, Health Care
  Facilities, Heather Hill Inc.
  Project, Series B,
  3.57%*, 11/4/99**,
  LOC Bank One                        10,025       10,025
Geauga County, IDR, Gold Key
  Processing Project,
  3.60%*, 11/3/99**,
  LOC Fifth Third Bank AMT             1,500        1,500
Georgetown Village School District,
  BAN, 3.60%, 12/1/99                  1,050        1,050
Granville, GO, BAN,
  3.76%, 5/16/00                         500          501
Greene County, Health Care,
  Friends Health
  Care Association,
  3.62%*, 11/4/99**,
  LOC Bank One                         3,885        3,885
Grove City, IDR,
  Cross Country Inns Inc.,
  3.55%*, 11/4/99**,
  LOC Bank One                         1,370        1,370
Hamilton County Hospital Revenue,
  Beechwood Home Project,
  3.57%*, 11/4/99**,
  LOC Star Bank                        3,900        3,900
Hamilton County Revenue,
  Affordable Housing, Series A,
  3.55%*, 11/4/99**,
  LOC Bank One                         3,500        3,500
Hamilton County Revenue, Childrens
  Hospital Medical Center,
  Series A, 3.50%*, 11/4/99**,
  LOC PNC Bank                         3,800        3,800

Hamilton County Revenue,
  Multifamily Housing, Pleasent
  Run Apartments Project,
  3.65%*, 11/4/99**,
  LOC PNC Bank AMT                   $ 1,700     $  1,700
Hamilton County Revenue,
  Multifamily Housing, Forest
  Ridge Apartment Project,
  3.65%*, 11/4/99**,
  LOC PNC Bank                         9,900        9,900
Hamilton County, EDR,
  Boys/Girls Club Inc. Project,
  3.30%, 12/1/99,
  LOC PNC Bank                         2,700        2,700
Hamilton County, EDR,
  Cincinnati Performing Arts,
  3.55%*, 11/4/99**,
  LOC Fifth Third Bank                 1,100        1,100
Hamilton County, EDR,
  Union Institute Project,
  3.60%*, 11/4/99**,
  LOC Bank of Montreal                 2,335        2,335
Hamilton County, GO, BAN,
  3.40%, 6/9/00                        9,900        9,900
Highland Heights, GO, BAN,
  3.25%, 11/18/99                      1,500        1,500
Highland Heights, GO, BAN,
  4.13%, 11/18/99                      1,800        1,800
Highland Heights, GO, BAN,
  3.38%, 3/16/00                       2,430        2,432
Hilliard, GO, BAN,
  3.85%, 7/21/00                       1,500        1,504
Huron County, IDR,
  American Baler Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     1,775        1,775
Independence, GO, BAN,
  3.24%, 5/12/00                       4,600        4,601
Jackson County, GO, BAN,
  4.13%, 10/12/00,
  LOC Asset                            1,364        1,368
Kings Local School District,
  GO, BAN, 4.19%, 3/1/00               3,000        3,007
Lake County, EDR,
  Lake County YMCA Project,
  3.55%*, 11/4/99**,
  LOC Bank One                         2,860        2,860
Lake County, GO, BAN,
  3.75%, 6/29/00                       3,600        3,606
Lake County, GO, BAN,
  4.13%, 9/14/00                       1,910        1,915
Lebanon, GO, BAN,
  3.91%, 7/28/00                     $   600     $    601
Licking County, IDR,
  Sunfield Inc. Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     1,310        1,310
Lorain County, EDR,
  Crestmont-Cleveland
  Partnership Project,
  3.85%*, 4/15/00**,
  LOC Bank One                           905          905
Lorain County, IDR,
  French Creek Partners,
  3.70%*, 11/4/99**,
  LOC Bank One                           850          850
Lucas County Hospital Revenue,
  Sunshine Children's Home
  Project, 3.55%*, 11/4/99**,
  LOC National City Bank                 400          400
Lucas County Hospital Revenue,
  Sunshine Children's Home
  Project, 3.55%*, 11/4/99**,
  LOC National City Bank                 350          350
Lucas County, EDR, Maumee Valley
  Country Day School Project,
  3.67%*, 5/6/99**,
  LOC Mid American National
  Bank & Trust AMT                     3,705        3,705
Lucas County, IDR, Bunting Bearings
  Corp. Project, 3.70%*, 11/4/99**,
  LOC National City Bank               1,590        1,590
Lucas County, IDR, Conforming
  Matrix Corp. Project,
  3.72%*, 11/4/99**,
  LOC Mid American
  National Bank                        1,360        1,360
Madison Local School District,
  BAN, 3.85%, 1/12/00                 10,000       10,008
Mahoning County Healthcare
  Facilities Revenue,
  Copeland Oaks Project,
  3.55%*, 11/4/99**,
  LOC Bank One                         3,185        3,185
Mansfield, GO, BAN,
  3.62%, 5/25/00                       3,000        3,005
Mansfield, GO, BAN,
  4.20%, 9/28/00                       1,250        1,254
Marion County Hospital Revenue,
  Pooled Leasing Program,
  3.55%*, 11/4/99**, LOC Bank One      2,460        2,460
Marion County, Hospital Revenue,
  Pooled Leasing Program,
  3.55%*, 11/4/99**, LOC Bank One      2,475        2,475

Marysville Local School District,
  GO, BAN, 3.61%, 6/1/00             $10,000     $ 10,017
Mason, GO, BAN,
  3.95%, 10/26/00                      1,600        1,600
Mason, GO, BAN,
  4.32%, 10/26/00                      1,200        1,205
Mayfield City School District,
  BAN, Series A, 3.61%, 7/6/00         1,350        1,351
Medina County, IDR,
  Partners in Plastic Project,
  3.75%*, 11/4/99**,
  LOC Bank One AMT                       995          995
Monroe County, Income
  Tax Corridor 75,
  3.60%*, 11/4/99**,
  LOC Bank of Montreal                 2,000        2,000
Monroe, GO, BAN,
  4.09%, 6/1/00                          700          701
Montgomery County Healthcare
  Facilities Revenue, Greater
  Dayton Area-MRI Project,
  3.55%*, 11/3/99**, LOC KeyBank         340          340
Montgomery County, IDR, Citywide
  Development Corp. Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     2,275        2,275
Montgomery County, IDR, Town
  Centers Ltd. Partner Project,
  3.20%, 11/15/99**,
  LOC National City Bank               2,255        2,255
Montgomery, IDR,
  Bethesda Two Ltd.,
  4.05%*, 11/5/99**, LOC
  Huntington National Bank             2,635        2,635
Morrow County, GO, BAN,
  4.15%, 9/7/00                        3,740        3,751
Muskingum County Hospital,
  Good Samaritan,
  3.55%*, 11/4/99**,
  LOC Bank One                           945          945
Ottawa Hills, BAN,
  3.31%, 11/15/99                      3,200        3,200
Perrysburg, BAN,
  4.30%, 8/17/00                       4,045        4,064
Perrysburg, GO, BAN,
  4.25%, 11/18/99                      3,100        3,101
Pickerington, GO, BAN,
  3.57%, 6/23/00                       1,875        1,876
Pike County Hospital Facilities
  Revenue, Bristol Village Project,
  3.75%*, 11/4/99**,
  LOC Fifth Third Bank                 3,050        3,050
Pike County Hospital Facilities,
  Bristol Village Project,
  3.75%*, 11/4/99**,
  LOC Fifth Third Bank               $ 1,245     $  1,245
Portage County, IDR, NCSP
  Limited Partnership Project,
  3.70%*, 11/3/99**,
  LOC Bank One AMT                     3,400        3,400
Reading, IDR,
  General Tool Co. Project,
  3.65%*, 11/4/99**,
  LOC Provident Bank,
  Bank of Montreal AMT                 4,585        4,585
Richland County, GO,
  Madison Sewer Improvements,
  3.69%, 12/2/99                         945          945
Richland County, IDR,
  Mansfield Motel Partnership,
  3.70%*, 11/4/99**, LOC
  Huntington National Bank AMT         3,050        3,050
Rickenbacker,
  Port Authority Revenue,
  3.55%*, 11/4/99**,
  LOC Bank One                         3,000        3,000
Salem Hospital Revenue,
  Community Hospital Project,
  3.60%*, 11/3/99**, LOC PNC Bank      3,200        3,200
Sandusky, GO, BAN,
  4.13%, 9/14/00                       2,700        2,707
Sandusky, GO, BAN,
  Capital Projects,
  3.88%, 4/13/00                       4,500        4,509
Scioto County Hospital Revenue,
  VHA Center Inc., Capital Assets,
  Series C, 3.55%*, 11/3/99**,
  LOC Mellon Bank, AMBAC               3,900        3,900
Scioto County Hospital Revenue,
  VHA Center Inc., Capital Assets,
  Series D, 3.55%*, 11/3/99**,
  LOC Mellon Bank, AMBAC               2,095        2,095
Scioto County Hospital Revenue,
  VHA Center Inc., Capital Assets,
  Series E, 3.55%*, 11/3/99**,
  LOC Mellon Bank, AMBAC               1,985        1,985
Scioto County Hospital Revenue,
  VHA Center Inc., Capital Assets,
  Series G, 3.55%*, 11/3/99**,
  LOC Mellon Bank, AMBAC               3,100        3,100
Seneca County Hospital Facilities
  Revenue, St. Francis Home Inc.
  Project, 3.50%*, 11/4/99**,
  LOC National City Bank               2,000        2,000
Seven Hills, BAN,
  3.42%, 5/25/00                         870          870

South Euclid, BAN,
  3.32%, 4/6/00                      $ 1,000     $  1,000
South Western City School District,
  GO, BAN, 4.13%, 6/13/00              4,000        4,008
Stark County,
  Health Care Facilities Revenue,
  St. Joseph Hospice Project,
  3.55%*, 11/4/99**,
  LOC Bank One                         2,085        2,085
State Air Development,
  3.60%*, 11/18/99**,
  LOC First National
  Bank of Chicago                      4,655        4,655
State Air Quality Revenue,
  Cleveland Electric, Series B,
  3.50%, 12/8/99, FGIC                 4,400        4,400
State Air Quality Revenue,
  Cleveland Electric, Series B,
  3.50%, 12/8/99, FGIC                 7,000        7,000
State Air Quality
  Revenue, Duquesne,
  3.60%, 11/12/99,
  LOC Toronto Dominion AMT             5,000        5,000
State Air Quality Revenue,
  JMG Funding Ltd. Partnership,
  Series A, 3.55%*, 11/3/99**,
  LOC Societe Generale AMT             4,000        4,000
State Air Quality Revenue,
  JMG Funding Ltd. Partnership,
  Series B, 3.45%*, 11/3/99**,
  LOC Societe Generale AMT             4,900        4,900
State Air Quality Revenue,
  JMG Funding Ltd. Partnership,
  Series B, 3.45%*, 11/3/99**,
  LOC Societe Generale AMT             8,900        8,900
State Air Quality Revenue,
  Ohio Edison Project,
  Series A, 3.95%*, 8/1/00**,
  LOC Canadian Imperial
  Bank Of Montreal                     2,000        2,000
State Air Quality
  Revenue, Timken Co.,
  3.45%*, 11/3/99**,
  LOC NBD Bank                         3,000        3,000
State Air Quality, IDR,
  Ohio Edison Co. Project,
  Series C, 3.75%*, 12/9/99**,
  LOC Barclays Bank                    9,300        9,300
State Environmental Improvement
  Revenue, Newark Group
  Industries Inc. Project,
  3.40%*, 11/1/99**,
  LOC Chase Manhattan Bank             1,000        1,000
State Higher Education Revenue,
  3.55%*, 11/4/99**,
  LOC Fifth Third Bank               $ 2,635     $  2,635
State Higher Education Revenue,
  3.55%*, 11/4/99**,
  LOC Fifth Third Bank                11,040       11,040
State Higher Education Revenue,
  3.55%*, 11/4/99**,
  LOC Fifth Third Bancorp              5,100        5,100
State Higher Education Revenue,
  Series II, 5.10%, 12/1/99,
  LOC MBIA                             3,185        3,190
State Higher Education Revenue,
  Mount Vernon Nazarene,
  3.55%*, 11/4/99**,
  LOC National City Bank                 800          800
State Higher Education Revenue,
  Wilmington College,
  3.50%*, 11/4/99**,
  LOC Fifth Third Bank                 2,605        2,605
State Highway, GO, Capital
  Improvements, Series C,
  4.00%, 5/1/00                        5,000        5,013
State Highway, GO, Capital
  Improvements, Series D,
  4.00%, 5/1/00                       10,000       10,014
State Housing Finance Agency,
  Multifamily Housing Revenue,
  Hunters Glen Project,
  3.65%*, 11/4/99**,
  LOC PNC Bank AMT                     7,340        7,340
State Housing Revenue,
  Residential, Series A-2,
  3.05%, 3/1/00,
  LOC GNMA AMT                         1,750        1,746
State Mental Health
  Facilities, Series II-A,
  5.63%, 12/1/99                       1,500        1,503
State Public Facilities Revenue,
  Higher Education Commission,
  Series B, 4.50%, 11/1/99             2,500        2,500
State Public Facilities Revenue,
  Higher Education Commission,
  Series II-A, 4.38%, 11/1/99,
  LOC MBIA                             1,900        1,900
State Public Facilities Revenue,
  Higher Education Commission,
  Series II-A, 4.50%, 11/1/99          7,000        7,000
State Public Facilities Revenue,
  Higher Education Commission,
  Series II-C, 4.00%, 6/1/00,
  LOC FSA                              5,000        5,015

State Special Obligation Revenue,
  Elementary & Secondary
  Education Capital Facilities,
  Series A, 4.50%, 6/1/00            $ 1,600     $  1,609
State Water Development,
  3.75%*, 9/1/00**,
  LOC Barclays Bank                   13,155       13,155
State Water Development,
  3.60%, 11/18/99**,
  LOC First National
  Bank Of Chicago                     32,000       32,001
State Water Development Authority,
  Cleveland Electric, Series B,
  3.45%*, 11/3/99**, LOC
  First National Bank Chicago         18,200       18,200
State Water Development Authority,
  PA Power Co. Project,
  3.50%*, 11/3/99**, LOC
  First National Bank Chicago          5,800        5,800
State Water Development Authority,
  Philip Morris Co. Inc. Project,
  3.70%*, 11/3/99**                    5,000        5,000
State Water Development Authority,
  Pollution Control Facilities
  Revenue, Duquesne Light Co.
  Project, 3.65%, 11/17/99,
  LOC Toronto Dominion Bank AMT       12,350       12,350
State Water Development Authority,
  Pollution Control Facilities
  Revenue, Duquesne Light Co.
  Project, 3.65%, 11/17/99,
  LOC Toronto Dominion Bank AMT        2,400        2,400
State Water Development Authority,
  Timken Co. Project,
  3.50%*, 11/3/99**,
  LOC Wachovia Bank                    8,000        8,000
State Water Development Authority,
  Timken Co. Project,
  3.50%*, 11/3/99**,
  LOC Wachovia Bank                    3,300        3,300
State, EDR, YMCA,
  3.55%*, 11/4/99**,
  LOC Bank One                         4,350        4,350
State, IDR, Cincinnati Riverfront,
  3.60%*, 11/4/99**,
  LOC PNC Bank                           440          440
Strongsville, GO, BAN,
  Series 1, 3.98%, 10/19/00            1,100        1,102
Student Loan Funding Corp.
  Revenue, Series A-1,
  3.55%*, 11/3/99**,
  SPA Bank of America AMT             21,400       21,400
Student Loan Funding Corp.,
  Cincinnati Student Loan Revenue,
  3.55%*, 11/3/99**,
  SPA Bank of America                $30,000     $ 30,000
Summit County,
  3.70%*, 11/3/99**,
  LOC Bank One                         3,500        3,500
Summit County Hospital, Cuyuhoga
  Falls General Hospital,
  Series B, 3.55%*, 11/4/99**,
  LOC Bank One                         1,000        1,000
Summit County, IDR,
  Delco Corp. Project,
  3.70%*, 11/4/99**, LOC
  National City Bank AMT               1,505        1,505
Summit County, IDR,
  Fiocca Inc. Project,
  3.60%*, 11/4/99**, LOC
  Fifth Third Bank AMT                 2,190        2,190
Summit County, IDR, Forest
  Manufacturing Co. Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                       345          345
Summit County, IDR, Forest
  Manufacturing Co. Project,
  3.65%*, 11/4/99**, LOC
  Fifth Third Bank AMT                   300          300
Summit County, IDR, Forest
  Manufacturing Project,
  3.60%*, 11/3/99**, LOC
  Fifth Third Bank AMT                 1,050        1,050
Summit County, IDR, GO-JO
  Industries Inc, Project,
  3.55%*, 11/4/99**,
  LOC Bank One                         2,045        2,045
Summit County, IDR,
  Raymond W. King Jr.
  Project, 3.70%*, 11/4/99**,
  LOC Bank One AMT                       825          825
Summit County, IDR,
  SSP Fittings Corp. Project,
  3.55%*, 11/4/99**,
  LOC Bank One                         1,565        1,565
Summit County, IDR,
  Texler Inc. Project,
  3.55%*, 11/1/99**,
  LOC Bank One AMT                       525          525
Summit County, IDR,
  VMS Development Project,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     3,000        3,000
Tallmadge, GO, BAN,
  3.48%, 6/22/00                       1,155        1,156

Toledo City School District,
  BAN, 3.50%, 1/28/00                $ 2,126     $  2,127
Toledo Lucas County,
  3.60%*, 11/4/99**,
  LOC PNC Bank                         2,800        2,800
Toledo, IDR, Lucas County Port
  Authority, Frostbite Brands Inc.
  Project, 3.95%*, 11/4/99**,
  LOC Old Kent Bank & Trust            1,975        1,975
Tri-County North Local
  School District, BAN,
  4.02%, 7/20/00                       1,380        1,384
Troy, EDR, L & CP Corp. Project,
  3.20%*, 12/1/99**,
  LOC Societe Generale                 1,725        1,725
Trumbull County Health
  Care Facilities Revenue,
  3.55%*, 11/4/99**                    2,750        2,750
Trumbull County, IDR,
  3.70%*, 11/4/99**,
  LOC Bank One Columbus                4,145        4,145
Trumbull County, IDR,
  Eliwood Engineered Casting,
  3.70%*, 11/4/99**,
  LOC Mellon Bank                      7,000        7,000
Trumbull County, IDR,
  McDonald Steel Corp Project,
  3.70%*, 11/4/99**,
  LOC PNC Bank                           200          200
Union County, GO, BAN,
  3.61%, 6/15/00                       1,850        1,853
Union Township, GO, BAN,
  4.01%, 6/23/00                       1,950        1,957
Van Wert,
  3.70%*, 11/4/99**,
  LOC Bank One AMT                     2,400        2,400
Vermilion, IDR,
  Landover Properties Ltd.,
  3.48%*, 11/4/99**,
  LOC Bank One                         1,170        1,170
Warren County,
  Health Care Facilities Revenue,
  Otterbein Homes, Series B,
  3.55%*, 11/4/99**, LOC
  Fifth Third Bank                       685          685
Wauseon, BAN,
  4.15%, 5/18/00                         350          351
Wayne County,
  Health Care Facilities Revenue,
  West View Manor Project,
  3.62%*, 11/4/99**, LOC
  Fifth Third Bank                     4,830        4,830
West Clermont, GO, BAN,
  3.70%, 4/27/00                     $ 1,300     $  1,303
Westerville, EDR,
  American Ceramic Society,
  3.90%*, 11/4/99**,
  LOC BancOhio National Bank           2,025        2,025
Westerville, GO, BAN,
  3.10%, 12/1/99                       1,010        1,010
Westlake, IDR,
  Logan Westlake Project,
  3.60%*, 11/4/99**, LOC
  Fifth Third Bank                     1,575        1,575
Williams County,
  4.15%, 5/11/00                         400          402
Williams County, IDR,
  Letts Industries Inc. Project,
  3.75%*, 11/4/99**,
  LOC NBD Bank                         2,855        2,855
Wood County Revenue, Facilities
  Improvements-Young Men,
  3.67%*, 11/4/99**, LOC
  Mid American National Bank           4,440        4,440
Wood County, EDR,
  Cast Masters Inc. Acquisition,
  3.72%*, 11/4/99**, LOC
  Mid American National
  Bank & Trust AMT                     2,375        2,375
Wood County, EDR,
  Precision Aggregate II,
  3.72%*, 11/4/99**, LOC
  Mid American National
  Bank & Trust AMT                     2,380        2,380
Wood County, IDR,
  Aluminite Ohio Inc. Project,
  3.72%*, 11/4/99**                    1,750        1,750
Wood County, IDR,
  Principle Bus Project,
  Series A, 3.65%*, 11/4/99**,
  LOC Fifth Third Bancorp AMT          1,475        1,475
Woodlawn, IDR,
  Southland Properties LLP
  Project, 3.65%*, 11/4/99**,
  LOC Bank Of Montreal AMT             1,845        1,845
Wooster, GO, BAN,
  4.00%, 10/11/00                      3,000        3,005
Wooster, IDR, Allen Group Inc.,
  3.70%*, 11/3/99**,
  LOC NBD Bank                           800          800
                                                  931,412

Total Municipal Bonds (Amortized Cost $931,412)   931,412

                                     Shares or
                                     Principal
Security Description                 Amount      Cost

Investment Companies (0.0%)

Federated Ohio Municipal Cash
  Trust Fund                          68,298     $     68

Total Investment Companies (Cost $68)                  68

Total Investments
(Amortized Cost $931,480) (a) -- 99.7%            931,480

Other assets in excess of liabilities -- 0.3%       3,264

TOTAL NET ASSETS -- 100.0%                       $934,744

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1999.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

AMT -- Alternative Minimum Tax

BAN -- Bond Anticipation Note

EDR -- Economic Development Revenue

FGIC -- Insured by Financial Guaranty Insurance Corp.

FSA -- Insured by Financial Security Assurance

GNMA -- Insured by Government National Mortgage Association

GO -- General Obligation

IDR -- Industrial Development Revenue

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

SPA -- Standby Purchase Agreement

TAN -- Tax Anticipation Note

VHA -- Veterans' Housing Association

Statements of Assets and Liabilities
THE VICTORY PORTFOLIOS                                       October 31, 1999
(Amounts in Thousands, Except Per Share Amounts)

                                                                                                              Ohio
                                                                                            Tax-Free          Municipal
                                                                                            Money             Money
                                                                                            Market            Market
                                                                                            Fund              Fund

ASSETS:
Investments, at amortized cost                                                              $695,501          $931,480
Cash                                                                                              11                --
Interest and dividends receivable                                                              4,149             5,943
Prepaid expenses and other assets                                                                 12                15

         Total Assets                                                                        699,673           937,438

LIABILITIES:
Dividends payable                                                                              1,675             2,140
Accrued expenses and other payables:
     Investment advisory fees                                                                    214               312
     Administration fees                                                                          12                16
     Custodian fees                                                                               12                16
     Accounting fees                                                                               1                 1
     Transfer agent fees                                                                           8                11
     Shareholder service fees                                                                     99               174
     Other                                                                                        19                24

         Total Liabilities                                                                     2,040             2,694

NET ASSETS:
Capital                                                                                      697,664           934,744
Undistributed (distributions in excess of) net investment income                                  --                 5
Accumulated undistributed net realized gains (losses)
  from investment transactions                                                                   (31)               (5)

         Net Assets                                                                         $697,633          $934,744

Outstanding units of beneficial interest (shares)                                            697,662           934,740

Net asset value
     Offering and redemption price per share                                                $   1.00          $   1.00


See notes to financial statements.

Statements of Operations
THE VICTORY PORTFOLIOS                    For the Year Ended October 31, 1999
(Amounts in Thousands)

                                                                                                               Ohio
                                                                                             Tax-Free          Municipal
                                                                                             Money             Money
                                                                                             Market            Market
                                                                                             Fund              Fund

Investment Income:
Interest income                                                                              $22,541           $32,341
Dividend income                                                                                  364               153

     Total Income                                                                             22,905            32,494

Expenses:
Investment advisory fees                                                                       2,429             4,974
Administration fees                                                                              900             1,205
Shareholder service fees                                                                       1,735             2,487
Accounting fees                                                                                   98               104
Custodian fees                                                                                   145               196
Legal and audit fees                                                                              54                75
Trustees' fees and expenses                                                                       18                25
Transfer agent fees                                                                               35                44
Registration and filing fees                                                                      29                44
Printing fees                                                                                     35                60
Other                                                                                             12                19

     Total Expenses                                                                            5,490             9,233

Expenses voluntarily reduced                                                                      --            (1,109)

     Net Expenses                                                                              5,490             8,124

Net Investment Income                                                                         17,415            24,370

Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions                                         (27)               (5)

Change in net assets resulting from operations                                               $17,388           $24,365


See notes to financial statements.

THE VICTORY PORTFOLIOS                    Statements of Changes in Net Assets
(Amounts in Thousands)

                                                                        Tax-Free                       Ohio Municipal
                                                                   Money Market Fund                    Money Market

                                                                 Year            Year              Year            Year
                                                                 Ended           Ended             Ended           Ended
                                                                 October 31,     October 31,       October 31,     October 31,
                                                                 1999            1998              1999            1998

From Investment Activities:
Operations:
    Net investment income                                        $    17,415     $    15,305       $    24,370     $    20,499
    Net realized gains (losses) from investment transactions             (27)             (4)               (5)              5

Change in net assets resulting from operations                        17,388          15,301            24,365          20,504

Distributions to Shareholders:
    From net investment income                                       (17,415)        (15,305)          (24,370)        (20,499)

Change in net assets from distributions to shareholders              (17,415)        (15,305)          (24,370)        (20,499)

Capital Transactions:
    Proceeds from shares issued                                    1,771,474       1,226,221         2,178,950       1,429,349
    Dividends reinvested                                              11,883           8,862            19,098          16,522
    Cost of shares redeemed                                       (1,551,225)     (1,181,775)       (2,014,842)     (1,345,311)

Change in net assets from capital transactions                       232,132          53,308           183,206         100,560

Change in net assets                                                 232,105          53,304           183,201         100,565

Net Assets:
    Beginning of period                                              465,528         412,224           751,543         650,978

    End of period                                                $   697,633     $   465,528       $   934,744     $   751,543

Share Transactions:
    Issued                                                         1,771,474       1,226,221         2,178,950       1,429,349
    Reinvested                                                        11,883           8,862            19,098          16,522
    Redeemed                                                      (1,551,225)     (1,181,775)       (2,014,842)     (1,345,311)

Change in shares                                                     232,132          53,308           183,206         100,560


See notes to financial statements.

THE VICTORY PORTFOLIOS                                   Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                        Tax-Free Money Market Fund

                                                                          Year Ended October 31,

                                                     1999          1998           1997           1996           1995

Net Asset Value, Beginning of Period                 $  1.000      $  1.000       $  1.000       $  1.000       $  1.000

Investment Activities
    Net investment income                               0.025         0.029          0.030          0.030          0.034

Distributions
    Net investment income                              (0.025)       (0.029)        (0.030)        (0.030)        (0.034)

Net Asset Value, End of Period                       $  1.000      $  1.000       $  1.000       $  1.000       $  1.000

Total Return                                             2.55%         2.91%          3.07%          3.04%          3.42%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                      $697,633      $465,528       $412,224       $344,796       $307,726
Ratio of expenses to
  average net assets                                     0.79%         0.80%          0.73%          0.78%          0.61%
Ratio of net investment income
  to average net assets                                  2.51%         2.88%          3.03%          2.97%          3.36%
Ratio of expenses to
  average net assets<F1>                                  <F2>         0.80%          0.74%          0.80%          0.62%
Ratio of net investment income
  to average net assets<F1>                               <F2>         2.88%          3.02%          2.95%          3.35%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                   Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                        Ohio Municipal Money Market Fund

                                                                                                      Two
                                                                                                      Months         Year
                                                              Year Ended October 31,                  Ended          Ended
                                                                                                      October 31,    August 31,
                                                   1999         1998        1997         1996         1995           1995<F2>

Net Asset Value, Beginning of Period               $  1.000     $  1.000    $  1.000     $  1.000     $  1.000       $  1.000

Investment Activities
    Net investment income                             0.025        0.029       0.030        0.030        0.006          0.033

Distributions
    Net investment income                            (0.025)      (0.029)     (0.030)      (0.030)      (0.006)        (0.033)

Net Asset Value, End of Period                     $  1.000     $  1.000    $  1.000     $  1.000     $  1.000       $  1.000

Total Return                                           2.49%        2.94%       3.01%        3.11%        0.55%<F3>      3.33%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                    $934,744     $751,543    $650,978     $561,131     $510,632       $502,453
Ratio of expenses to average net assets                0.82%        0.80%       0.75%        0.67%        0.64%<F4>      0.63%
Ratio of net investment income to
  average net assets                                   2.45%        2.90%       2.97%        3.03%        3.31%<F4>      3.33%
Ratio of expenses to average net assets<F1>            0.93%        0.94%       0.94%        0.97%        0.92%<F4>      0.94%
Ratio of net investment income to
  average net assets<F1>                               2.34%        2.76%       2.78%        2.73%        3.03%<F4>      3.02%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995, the Victory Ohio Municipal Money Market
Portfolio became the Ohio Municipal Money Market Fund.

<F3> Not annualized.

<F4> Annualized.



See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
Limited Term Income Fund                                  October 31, 1999
(Amounts in Thousands)

                                                 Principal      Market
Security Description                             Amount         Value

Asset Backed Securities (15.5%)

American Express Master Trust,
  Series 1993-1, Class A,
  5.38%, 9/15/00                                 $2,000         $  1,987
Caterpillar Financial Asset Trust,
  Series 1997-A, Class A3,
  6.45%, 5/25/03                                  1,466            1,465
Chase Manhattan Marine
  Owner Trust, Series 1997A,
  Class A3, 6.14%, 1/17/05                          379              375
Fleetwood Credit Corp. Grantor Trust,
  Series 1994-B, Class A,
  6.75%, 3/15/10                                  2,249            2,247
Fleetwood Credit Corp. Grantor Trust,
  Series 1997-A, Class A,
  6.64%, 9/15/12                                  1,007            1,018
Premier Auto Trust,
  Series 1998-5, Class A3,
  5.07%, 7/8/02                                     270              266

Total Asset Backed Securities (Cost $7,425)                        7,358

Collateralized Mortgage Obligations (12.7%)

American Housing Trust,
  Series VIII, Class K,
  9.00%, 1/25/21                                  1,062            1,081
Equicredit Home Equity Loan Trust,
  Series 1996-1, Class A3,
  6.19%, 12/15/10                                 1,000              976
Federal Home Loan Mortgage Corp.,
  Series 2152, Class AC,
  7.50%, 1/15/26, CMO                               723              730
Federal Home Loan Mortgage Corp.,
  Series 2116, Class D,
  6.00%, 7/15/26, CMO                               426              372
Federal National Mortgage Assoc.,
  Series 1997-49, Class B,
  10.00%, 6/17/27, CMO                              264              288
Federal National Mortgage Assoc.,
  Series 1999-15, Class LA,
  6.50%, 4/25/29, CMO                               536              526
General Electric Capital
  Mortgage Services, Inc.,
  Series 1994-1, Class A8,
  6.50%, 1/25/24                                  1,500            1,390
The Money Store Home Equity Trust,
  Series 1998A, Class AF3,
  6.13%, 9/15/16                                    700              683

Total Collateralized Mortgage Obligations
(Cost $6,284)                                                      6,046

Commercial Paper (9.4%)

General Electric Capital Corp.,
  5.33%, 11/1/99                                 $4,463         $  4,463

Total Commercial Paper (Cost $4,463)                               4,463

Corporate Bonds (19.2%)

Automobiles (1.6%):
Daimler-Chrylser North American
  Holdings Corp., 6.63%, 9/21/01                    390              390
General Motors Acceptance Corp.,
  5.50%, 1/14/02                                    300              293
General Motors Acceptance Corp.,
  6.75%, 2/7/02                                     100              100
                                                                     783

Automotive Parts (2.1%):
TRW, Inc.,
  6.45%, 6/15/01 (b)                              1,000              993

Beverages (3.1%):
J. Seagram & Sons, Inc.,
  5.79%, 4/15/01                                  1,500            1,478

Brokerage Services (1.5%):
Lehman Brothers, Inc.,
  6.13%, 2/1/01                                     500              496
Lehman Brothers, Inc.,
  6.63%, 4/1/04                                     240              233
                                                                     729

Financial Services (5.4%):
American General Finance,
  5.80%, 3/15/02                                  1,500            1,465
CIT Group, Inc.,
  5.50%, 2/15/04                                    695              656
Citigroup, Inc.,
  5.80%, 3/15/04 (c)                                420              401
                                                                   2,522

Software & Computer Services (2.1%):
Sun Microsystems, Inc.,
  7.00%, 8/15/02                                  1,000            1,005

Telecommunications (3.4%):
MCI Communications Corp.,
  6.13%, 4/15/02                                  1,500            1,473
Worldcom, Inc.,
  6.13%, 8/15/01                                    120              119
                                                                   1,592

Total Corporate Bonds (Cost $9,271)                                9,102

Foreign Bonds (0.8%)

U.S. Government Loan Trust (0.8%):
Israel Trust,
  Series 1-B, 8.50%, 4/1/06                      $  356         $    378

Total Foreign Bonds (Cost $391)                                      378

U.S. Government Agencies (0.8%)

Federal Home Loan Bank (0.8%):
5.88%, 9/17/01                                      360              358

Total U.S. Government Agencies (Cost $360)                           358

U.S. Government Mortgage Backed (15.2%)

Federal Home Loan
Mortgage Corp. (6.1%):
5.75%, 7/15/03 (c)                                  570              558
6.00%, 4/1/26-2/1/29                                219              205
6.50%, 5/1/26-4/1/29                                523              503
7.00%, 7/1/28-11/1/28                               119              118
7.50%, 9/1/17-3/1/29                                289              290
8.00%, 10/1/28-1/1/29                                64               65
8.50%, 1/1/29-5/1/29                                183              189
9.50%, 12/1/01                                      951              994
                                                                   2,922

Federal National
Mortgage Assoc. (5.5%):
5.82%, 7/19/01                                      760              756
6.00%,12/1/28-7/1/29                                269              251
6.50%, 11/1/13-4/1/29                               547              528
7.00%, 10/1/26                                      218              214
7.50%, 4/1/29-5/1/29                                 78               78
8.00%, 8/1/29-9/1/29                                 81               83
8.50%, 8/1/14-8/1/19                                684              707
9.00%, 8/1/14-3/1/25                                 30               31
                                                                   2,648

Government National
Mortgage Assoc. (3.6%):
7.00%, 12/15/22-4/15/28                           1,624            1,601
7.50%, 4/15/29                                       93               93
8.50%, 2/15/29                                       10               11
                                                                   1,705

Total U.S. Government Mortgage Backed
(Cost $7,334)                                                      7,275

U.S. Treasury Obligations (25.4%)

U.S. Treasury Notes (25.4%):
5.38%, 6/30/00                                    1,544            1,543
4.63%, 11/30/00 (c)                               8,143            8,055
6.38%, 8/15/02 (c)                                2,189            2,216
5.75%, 4/30/03 (c)                                  171              170
6.00%, 8/15/04 (c)                                   64               64

Total U.S. Treasury Obligations (Cost $12,054)                    12,048

Securities Purchased With Cash Collateral (27.4%)

Repurchase Agreements (27.4%):
Morgan Stanley Dean Witter,
  5.48%, 11/1/99
  (Collateralized by $5,000
  TyCo Intl. Group,
  6.20%, 3/5/01,
  PP&L, 7.15%, 6/25/09,
  market value -- $4,968)                        $4,000         $  4,000
Lehman Corp., 5.43%, 11/1/99
  (Collateralized by $4,139
  Housing Urban Development,
  6.41%, 8/1/05,
  Bravo Series 1997-1-A,
  5.36%, 1/15/00,
  market value -- $4,120)                         4,000            4,000
Goldman Sachs Group L.P.,
  5.52%, 11/1/99
  (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements
  for collateral description)                     5,000            5,000
                                                                  13,000

Total Securities Purchased With Cash Collateral (Cost $13,000)    13,000

Total Investments (Cost $60,582) (a) -- 126.4%                    60,028

Other assets in excess of liabilities -- (26.4)%                 (12,540)

TOTAL NET ASSETS -- 100.0%                                      $ 47,488

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $60. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation         $  41
Unrealized depreciation          (655)
Net unrealized depreciation     $(614)

(b) 144a security which is restricted as to resale to institutional investors.

(c) All or a portion of this security was loaned as of October 31, 1999.

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
Intermediate Income Fund                                  October 31, 1999
(Amounts in Thousands, Except Shares)

                                             Shares or
                                             Principal          Market
Security Description                         Amount             Value

Asset Backed Securities (11.3%)

Capital Auto Receivables Asset Trust,
  Series 1999-2, Class A2,
  6.06%, 6/15/02                             $      940         $    939
Citibank Credit Card Master Trust,
  Series 1999-1, Class A,
  5.50%, 2/15/06                                  1,600            1,526
Citibank Credit Card Master Trust I,
  Series 1998-9, Class A,
  5.30%, 1/9/06                                   3,200            3,021
Copelco Capital Funding Corp.,
  Series 1997-A, Class A-4,
  6.47%, 4/20/05                                  3,550            3,532
Discover Card Master Trust,
  Series 1999-1, Class A,
  5.30%, 8/15/04                                  1,140            1,110
Discover Card Master Trust,
  Series 1999-2, Class A,
  5.90%, 10/15/04                                 2,200            2,164
First USA Credit Card Master Trust,
  Series 1998-9, Class A,
  5.28%, 9/18/06                                  1,050            1,007
Ford Credit Auto Owner Trust,
  Series 1998-A, Class A3,
  5.65%, 10/15/01                                 2,936            2,924
Green Tree Financial Corp.,
  Series 1999-2, Class A3,
  6.08%, 12/1/30                                  2,260            2,187
MBNA Master Credit Card Trust,
  Series 1998-D, Class A,
  5.80%, 12/15/05                                 2,000            1,952
Premier Auto Trust,
  Series 1997-1, Class A4,
  6.35%, 4/6/02                                   3,300            3,283
Small Business Administration
  Participation Certificates,
  Series 1999-20D, Class 1,
  6.15%, 4/1/19                                   1,428            1,355
Toyota Auto Receivables Guarantor
  Trust, Series 1997-A, Class A,
  6.45%, 4/15/02                                    354              354

Total Asset Backed Securities (Cost $25,931)                      25,354

Collateralized Mortgage Obligations (8.2%)

Federal Home Loan Mortgage Corp.,
  Series 2152, Class AC,
  7.50%, 1/15/26, CMO                             1,009            1,019
Federal Home Loan Mortgage Corp.,
  Series 2116, Class D,
  6.00%, 7/15/26, CMO                               528              461
Federal National Mortgage Assoc.,
  Series 1988-26, Class C,
  7.50%, 7/25/18, CMO                                97               97
Federal National Mortgage Assoc.,
  Series 1997-49, Class B,
  10.00%, 6/17/27, CMO                              694              757
Federal National Mortgage Assoc.,
  Series 1999-15, Class LA,
  6.50%, 4/25/29, CMO                               357              350
General Electric Capital Mortgage
  Services, Inc., Series 1998-13,
  Class A3, 6.75%, 8/25/28                        2,329            2,242
General Electric Capital Mortgage
  Services, Inc., Series 1997-4
  Class A12, 7.50%, 5/25/27                       6,000            5,869
LB Commercial Conduit Mortgage Trust,
  Series 1999-C1, Class A1,
  6.41%, 8/15/07                                  1,056            1,029
Residential Accredit Loans, Inc.,
  Series 1998-QS7, Class CB2,
  6.75%, 7/25/28                                  5,551            5,284
Residential Asset Securities Corp.,
  Series 1999-KS3, Class AI4,
  7.38%, 12/25/25                                 1,200            1,203
Total Collateralized Mortgage Obligations
(Cost $18,936)                                                    18,311

Commercial Paper (3.9%)

General Electric Capital Corp.,
  5.33%, 11/1/99                                  8,696            8,696

Total Commercial Paper (Cost $8,696)                               8,696

Corporate Bonds (40.5%)

Aerospace/Defense (2.2%):
Raytheon Co.,
  6.45%, 8/15/02                                  5,000            4,906

Automobiles (1.2%):
Daimler-Chrylser North American
  Holdings Corp., 6.63%,                          1,821            1,821
General Motors Acceptance Corp.,
  5.50%, 1/14/02                                    930              908
                                                                   2,729

Automotive Parts (0.4%):
TRW, Inc.,
  6.45%, 6/15/01 (b)                              1,000              993

Banks (0.5%):
National Westminster Bank,
  7.38%, 10/1/09                             $      690         $    687
Wachovia Corp.,
  6.15%, 3/15/09                                    505              466
                                                                   1,153

Beverages (1.6%):
J. Seagram & Sons, Inc.,
  5.79%, 4/15/01                                    360              355
J. Seagram & Sons, Inc.,
  6.63%, 12/15/05                                 3,280            3,120
                                                                   3,475

Broadcasting/Cable (1.0%):
Time Warner, Inc.,
  7.75%, 6/15/05                                  2,190            2,245

Brokerage Services (0.2%):
Lehman Brothers Holdings,
  6.00%, 2/26/01                                    505              501

Building Materials (0.3%):
Oakwood Homes,
  7.88%, 3/1/04                                   1,040              723

Business & Public Services (0.4%):
Cendant Corp.,
  7.75%, 12/1/03                                  1,010            1,001

Chemicals-General (1.1%):
E.I. Dupont Nemour,
  6.88%, 10/15/09                                   875              867
Monsanto Co.,
  5.75%, 12/1/05                                  1,670            1,549
                                                                   2,416

Diversified (1.2%):
D.R. Investments,
  7.10%, 5/15/02                                  2,750            2,733

Electronic & Electrical -- General (2.2%):
Endesa-Chile Nacional Electri,
  7.75%, 7/15/08                                  1,305            1,227
Sony Corp.,
  6.13%, 3/4/03                                   2,450            2,397
Texas Instruments, Inc.,
  7.00%, 8/15/04 (b) (c)                            795              787
Westinghouse,
  6.88%, 9/1/03                                     625              613
                                                                   5,024

Energy (1.4%):
KN Energy, Inc.,
  6.45%, 3/1/03                                     370              358
KN Energy, Inc.,
  6.65%, 3/1/05                                   2,000            1,900
Valero Energy Corp.,
  7.38%, 3/15/06 (c)                              1,005              966
                                                                   3,224

Entertainment (0.5%):
Viacom, Inc.,
  7.75%, 6/1/05                                   1,065            1,080

Financial Services (5.0%):
American General Finance,
  5.80%, 3/15/02                                    565              552
Amerus Life Holdings, Inc.,
  6.95%, 6/15/05                                  2,700            2,532
Associates Corp., N.A.,
  6.25%, 11/1/08                                  1,000              936
Capital One Bank,
  6.15%, 6/1/01                                     505              498
CIT Group, Inc.,
  7.13%, 10/15/04                                 1,374            1,383
EOP Operating LP,
  6.75%, 2/15/08                                  1,070              980
First Union Corp.,
  6.63%, 7/15/05                                  1,640            1,589
Ford Motor Credit Company,
  7.38%, 10/28/09                                   635              641
Household Finance Company,
  5.88%, 2/1/09                                   2,135            1,908
                                                                  11,019

Industrial Goods & Services (2.7%):
Raytheon Co.,
  6.75%, 8/15/07                                  1,030              979
Tyco International Group,
  6.13%, 6/15/01                                  3,316            3,274
Tyco International Group,
  6.88%, 9/5/02 (b)                               1,775            1,762
                                                                   6,015

Insurance (1.8%):
Liberty Mutual,
  8.20%, 5/4/07                                     630              649
Metropolitan Life Insurance Co.,
  6.30%, 11/1/03                                  1,055            1,017
Prudential Insurance,
  7.65%, 7/1/07                                   2,300            2,305
                                                                   3,971

Oil & Gas Exploration,
Production & Services (3.1%):
Amerada Hess Corp.,
  7.38% 10/01/09                                  2,582            2,553

Chevron Corp.,
  6.63%, 10/01/04                            $    2,060         $  2,055
Union Oil of California,
  7.20%, 5/15/05                                  2,230            2,205
                                                                   6,813

Paper Products (0.3%):
Abitibi Consolidated, Inc.,
  6.95%, 4/1/08                                     770              710

Real Estate (1.2%)
Cabot Industrial,
  7.13%, 5/1/04                                     740              712
Simon Debartolo,
  6.75%, 6/15/05                                  1,005              940
Spieker Props,
  6.90%, 1/15/04                                  1,065            1,033
                                                                   2,685

Retail (1.7%):
J.C. Penney & Co.,
  7.60%, 4/1/07                                     345              338
Rohm & Haas Co.,
  7.40%, 7/15/09                                  1,757            1,773
Saks, Inc.,
  7.0%, 7/15/04                                   1,085            1,017
Wal-Mart Stores,
  6.88%, 8/10/09                                    690              693
                                                                   3,821

Special Purpose Entity (0.8%):
Duke Capital Corp.,
  7.50%, 10/01/09                                 1,720            1,739

Steel (0.5%):
USX Corp.,
  7.20%, 2/15/04                                  1,135            1,125

Telecommunications (4.5%):
Airtouch Communications,
  7.50%, 7/15/06                                  1,620            1,634
GTE Corp.,
  6.36%, 4/15/06                                  1,590            1,536
Telecommunications, Inc.,
  8.25%, 1/15/03                                  6,300            6,537
Worldcom, Inc.,
  6.13%, 8/15/01                                     95               94
                                                                   9,801

Tobacco & Tobacco Products (0.8%):
Philip Morris Cos., Inc.,
  7.00%, 7/15/05                                  1,070            1,023
R.J. Reynolds Tobacco Holding,
  7.38%, 5/15/03                                    715              699
                                                                   1,722

Utilities -- Electric (1.1%):
Edison International, Inc.,
  6.88%, 9/15/04                                  1,377            1,358
Korea Electric Power,
  6.38%, 12/1/03                                  1,265            1,197
                                                                   2,555

Utilities -- Natural Gas (0.6%):
Williams Cos., Inc.,
  6.20%, 8/1/02                                   1,465            1,430

Utilities -- Telecommunications (2.2%):
AT&T Capital Corp.,
  6.25%, 5/15/01                                  2,315            2,298
AT&T Capital Corp.,
  6.75%, 2/04/02                                  2,720            2,709
                                                                   5,007

Total Corporate Bonds (Cost $93,483)                              90,616

U.S. Government Agencies (1.3%)

Federal Home Loan Bank (1.3%):
5.92%, 8/25/08 (c)                                3,000            2,835

Total U.S. Government Agencies (Cost $2,856)                       2,835

U.S. Government Mortgage Backed (18.3%)

Federal Home Loan
Mortgage Corp. (4.4%):
5.75%, 7/15/03 (c)                                2,660            2,606
6.00%, 4/1/13-2/1/29                              1,871            1,764
6.25%, 7/15/04 (c)                                1,080            1,072
6.50%, 5/1/26-4/1/29                              1,725            1,659
7.00%, 7/1/28-11/1/28                               920              905
7.50%, 9/1/17-3/1/29                              1,070            1,073
8.00%, 10/1/28-1/1/29                               295              301
8.50%, 1/1/29-5/1/29                                495              513
                                                                   9,893

Federal National
Mortgage Assoc. (12.5%):
5.82%, 7/19/01                                    2,240            2,228
6.00%, 5/15/08-7/1/29                             3,296            3,141
6.50%, 8/15/04-4/1/29 (c)                         6,755            6,686
6.52%, 7/11/07 (c)                                2,250            2,227
6.88%, 9/10/12                                    4,250            4,198
7.00%, 10/1/26                                      913              896
7.10%, 10/18/04 (c)                               3,430            3,435
7.12%, 7/3/06 (c)                                 2,730            2,798
7.50%, 4/1/29-5/1/29                                245              245
8.00%, 8/1/29-9/1/29                                495              504

8.50%, 8/1/14-8/1/19                         $    1,729         $  1,790
9.00%, 8/1/14                                       129              135
                                                                  28,283

Government National
Mortgage Assoc. (1.4%):
7.00%, 12/15/22-8/15/28                           2,635            2,598
7.50%, 4/15/29                                      437              439
8.50%, 9/15/28-10/15/28                             106              110
                                                                   3,147

Total U.S. Government Mortgage Backed
(Cost $41,920)                                                    41,323

U.S. Treasury Obligations (15.2%)

U.S. Treasury Notes (15.2%):
5.38%, 6/30/00 (c)                                9,357            9,352
4.63%, 11/30/00 (c)                               7,028            6,952
6.38%, 8/15/02 (c)                                7,849            7,945
5.75%, 4/30/03 (c)                                1,445            1,436
6.00%, 8/15/04 (c)                                7,630            7,646
6.00%, 8/15/09                                      750              749

Total U.S. Treasury Obligations (Cost $34,099)                    34,080

Securities Purchased With Cash Collateral (16.8%)

Short Term Securities (5.7%):
AIM Short Term Prime
  Money Market Fund                           3,968,479            3,969
AIM Liquid Assets
  Money Market Fund                           8,775,364            8,775
                                                                  12,744

Repurchase Agreements (11.1%):
Lehman Corp., 5.43%, 11/1/99
  (Collateralized by $5,645
  Housing Urban Development,
  5.78%, 8/1/07,
  Hallmark Cards,
  0.00%, 10/15/00,
  market value -- $5,154)                         5,000            5,000
Merrill Lynch, 5.50%, 11/1/99
  (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements
  for collateral description)                     5,000            5,000
Morgan Stanley Dean Witter,
  5.48%, 11/1/99
  (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements
  for collateral description)                     5,000            5,000
Nations Bank, 5.52%, 11/1/99
  (Collateralized by $5,157
  Cox Communications, Inc.,
  6.04%, 8/15/00,
  market value -- $5,150)                         5,000            5,000
Goldman Sachs Group L.P.,
  5.52%, 11/1/99
  (Collateralized by $7,317
  Mirage Resorts, Inc.,
  6.75%, 8/1/07,
  GTE Corp., 9.10%, 6/1/03,
  Bancwest Corp.,
  6.25%, 8/15/00,
  market value -- $6,677)                         5,000            5,000
                                                                  25,000

Total Securities Purchased
With Cash Collateral (Cost $37,744)                               37,744

Total Investments (Cost $263,665) (a) -- 115.5%                  258,959

Other assets in excess of liabilities -- (15.5)%                 (34,769)

TOTAL NET ASSETS -- 100.0%                                      $224,190

(a) -Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $158. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation                      $   220
Unrealized depreciation                       (5,084)
Net unrealized depreciation                  $(4,864)

(b) 144a security which is restricted as to resale to institutional investors.

(c) All or a portion of this security was loaned as of October 31, 1999.

CMO -- Collateralized Mortgage Obligation

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
Fund for Income                                           October 31, 1999
(Amounts in Thousands, Except Shares)

                                               Shares or
                                               Principal        Market
Security Description                           Amount           Value

Collateralized Mortgage Obligations (22.7%)

Government National
  Mortgage Assoc.,
  Series 1998-16, Class VB,
  6.75%, 10/20/07                              $  3,000         $  2,951
Government National
  Mortgage Assoc.,
  Series 1996-21, Class J,
  7.00%, 7/16/13                                  2,147            2,090
Government National
  Mortgage Assoc.,
  Series 1999-22, Class VB,
  7.00%, 11/20/14                                 3,000            2,940
Government National
  Mortgage Assoc.,
  Series 1998-19, Class DB,
  8.50%, 6/20/16                                  1,904            1,916
Government National
  Mortgage Assoc.,
  Series 1994-4, Class PG,
  7.50%, 8/16/19                                  3,000            3,021
Government National
  Mortgage Assoc.,
  Series 1995-8, Class B,
  7.50%, 8/20/20                                    246              247
Government National
  Mortgage Assoc.,
  Series 1997-20, Class B,
  9.50%, 8/20/21                                  1,277            1,306
Government National
  Mortgage Assoc.,
  Series 1998-4, Class P,
  9.00%, 3/20/22                                  1,581            1,652
Government National
  Mortgage Assoc.,
  Series 1998-13, Class
  DB, 9.00%, 4/20/22                              1,352            1,433
Government National
  Mortgage Assoc.,
  Series 1996-25, Class H,
  7.50%, 7/16/22                                  5,301            5,358
Government National
  Mortgage Assoc.,
  Series 1996-20, Class C,
  7.50%, 5/16/23                                  2,000            2,021
Government National
  Mortgage Assoc.,
  Series 1996-11, Class PC,
  7.00%, 5/20/23                                  3,500            3,502
Government National
  Mortgage Assoc.,
  Series 1999-36, Class HA,
  7.50%, 6/20/23                                  3,000            2,967
Government National
  Mortgage Assoc.,
  Series 1998-12, Class GA,
  9.00%, 12/20/23                                 2,200            2,262
Government National
  Mortgage Assoc.,
  Series 1997-8, Class PL,
  7.00%, 1/16/25                                  5,000            4,884
Government National
  Mortgage Assoc.,
  Series 1995-7, Class CQ,
  7.50%, 9/16/25                                  3,000            2,981
Government National
  Mortgage Assoc.,
  Series 1996-9, Class PE,
  7.00%, 10/20/25                                 3,261            3,193
Government National
  Mortgage Assoc.,
  Series 1999-33, Class H,
  7.50%, 1/20/26                                  2,000            1,991
Government National
  Mortgage Assoc.,
  Series 1999-24, Class D,
  7.00%, 7/20/26                                  2,480            2,414
Government National
  Mortgage Assoc.,
  Series 1997-2, Class E,
  7.50%, 2/20/27                                    735              721
Government National
  Mortgage Assoc.,
  Series 1999-6, Class AB,
  8.00%, 3/16/28                                  2,863            2,926

Total Collateralized Mortgage Obligations
(Cost $54,115)                                                    52,776

U.S. Government Mortgage Backed (61.7%)

Government National
Mortgage Assoc. (61.7%):
6.50%, 1/15/13-1/15/29                           26,697           25,681
6.63%, 1/15/27                                    2,964            2,870
7.00%, 9/15/16-7/20/29                           30,979           30,379
7.50%, 9/15/10-7/15/31                           34,577           34,658
7.75%, 8/15/29-11/15/38                           6,417            6,577
8.00%, 7/15/02-10/20/29                          19,707           20,133
8.13%, 7/15/38                                    3,479            3,675
8.25%, 11/15/26-9/15/29                           3,451            3,558

8.50%, 3/15/05-7/15/29                         $  7,135         $  7,418
8.75%, 3/20/17-4/15/22                            2,891            3,096
9.00%, 10/15/09-8/15/25                           1,846            1,940
9.50%, 10/15/02-6/15/21                           1,886            2,015
10.00%, 5/15/12-8/15/25                           1,469            1,595
10.25%, 6/15/19                                      12               13
10.50%, 2/15/16                                      13               14

Total U.S. Government Mortgage Backed
(Cost $146,650)                                                  143,622

U.S. Treasury Obligations (14.7%)

U.S. Treasury Bills (0.6%):
4.55%, 11/26/99                                   1,305            1,301

U.S. Treasury Bonds (9.5%):
7.63%, 2/15/07                                   11,000           11,339
8.75%, 11/15/08                                  10,000           10,892
                                                                  22,231

U.S. Treasury Notes (4.6%):
7.75%, 2/15/01                                    2,000            2,050
7.88%, 11/15/04                                   8,000            8,617
                                                                  10,667

Total U.S. Treasury Obligations (Cost $34,867)                    34,199

Investment Companies (0.1%)

Federated U.S. Treasury
  Cash Reserve Fund                             178,270         $    178

Total Investment Companies (Cost $178)                               178

Total Investments (Cost $235,810) (a) -- 99.2%                   230,775

Other assets in excess of liabilities -- 0.8%                      1,917

TOTAL NET ASSETS -- 100.0%                                      $232,692

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation                      $   657
Unrealized depreciation                       (5,692)
Net unrealized depreciation                  $(5,035)

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
Government Mortgage Fund                                  October 31, 1999
(Amounts in Thousands)

                                                Principal        Market
Security Description                            Amount           Value

Collateralized Mortgage Obligations (6.5%)

Federal Home Loan Mortgage Corp.,
  Series 2116, Class D,
  6.00%, 7/15/26, CMO                           $ 1,659          $ 1,450
Federal Home Loan Mortgage Corp.,
  Series 2152, Class AC,
  7.50%, 1/15/26, CMO                             1,817            1,833
Federal National Mortgage Assoc.,
  Series 1999-28, Class ZA,
  6.00%, 8/25/27, CMO                               517              438
Federal National Mortgage Assoc.,
  Series 1999-15, Class LA,
  6.50%, 4/25/29, CMO                             1,299            1,275
Federal National Mortgage Assoc.,
  Series 1988-4, Class Z,
  9.25%, 3/25/18, CMO                               321              329
Federal National Mortgage Assoc.,
  Series 1997-49, Class B,
  10.00%, 6/17/27, CMO                            1,065            1,161

Total Collateralized Mortgage Obligations
(Cost $6,690)                                                      6,486

U.S. Government Agencies (5.9%)

Federal Farm Credit Bank (3.3%):
5.16%, 11/1/99                                    3,359            3,358

Federal Home Loan Bank (2.6%):
5.68%, 12/3/07                                    2,575            2,546

Total U.S. Government Agencies (Cost $5,932)                       5,904

U.S. Government Mortgage Backed (87.0%)

Federal Home Loan
Mortgage Corp. (26.2%):
6.00%, 4/1/26-2/1/29                              5,608            5,258
6.50%, 5/1/26-4/1/29                              8,266            7,940
7.00%, 7/1/28-7/1/29                              5,979            5,879
7.50%, 9/1/17-5/1/29                              4,866            4,883
8.00%, 10/1/28-1/1/29                               333              340
8.50%, 1/1/29-5/1/29                              1,491            1,543
9.50%, 8/1/19-8/1/21                                130              137
12.00%, 10/1/10                                       4                4
                                                                  25,984

Federal National
Mortgage Assoc. (41.5%):
6.00%, 12/1/28-7/1/29                             2,879            2,686
6.50%, 11/1/13-7/1/29                            17,871           17,245
7.00%, 10/1/26-7/1/29                             5,721            5,612
7.50%, 4/1/29-5/1/29                              1,584            1,587
8.00%, 5/1/17-9/1/29                              3,191            3,251
8.50%, 8/1/14-8/1/19                              8,392            8,692
9.00%, 8/1/14                                       948              989
9.50%, 1/1/19                                         6                6
10.00%, 5/1/13                                        4                4
10.50%, 1/1/09                                      989            1,046
12.00%, 8/1/13                                        3                4
13.00%, 12/1/12                                      32               36
                                                                  41,158

Government National
Mortgage Assoc. (19.3%):
6.50%, 1/15/26                                    4,607            4,438
7.00%, 12/15/22-8/15/28                          10,521           10,370
7.50%, 12/15/27-4/15/29                           2,671            2,679
8.00%, 3/15/08                                      661              675
8.50%, 7/15/10-10/15/28                             891              924
9.50%, 1/15/19                                       85               91
                                                                  19,177

Total U.S. Government Mortgage Backed
(Cost $87,238)                                                    86,319

Total Investments (Cost $99,860) (a) -- 99.4%                     98,709

Other assets in excess of liabilities -- 0.6%                        617

TOTAL NET ASSETS -- 100.0%                                       $99,326

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $22. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation             $   192
Unrealized depreciation              (1,365)
Net unrealized depreciation         $(1,173)

CMO -- Collateralized Mortgage Obligation

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
Investment Quality Bond Fund                              October 31, 1999
(Amounts in Thousands, Except Shares)

                                             Shares or
                                             Principal          Market
Security Description                         Amount             Value

Asset Backed Securities (5.8%)

Capital Auto Receivables Asset Trust,
  Series 1999-2, Class A2,
  6.06%, 6/15/02                             $      670         $    669
CIT Recreational Vehicle Trust,
  Series A-2, Class 1999-A,
  5.78%, 7/15/08                                  1,520            1,495
First USA Credit Card Master Trust,
  Series 1998-9, Class A,
  5.28%, 9/18/06                                    670              643
First USA Credit Card Master Trust,
  Series 1999-1, Class A,
  5.53*%, 10/19/06                                1,474            1,473
Ford Credit Auto Owner Trust,
  Series 1999-C, Class A4,
  6.08%, 9/16/02                                    990              979
MBNA Master Credit Card Trust,
  Series 1998-D, Class A,
  5.80%, 12/15/05                                 1,400            1,366
Premier Auto Trust,
  Series 1998-5, Class A3,
  5.07%, 7/8/02                                     830              819
Residential Asset Securities Corp.,
  Series 1999-KS, Class A3,
  7.18%, 10/1/29                                    780              778

Total Asset Backed Securities (Cost $8,330)                        8,222

Collateralized Mortgage Obligations (10.3%)

Federal Home Loan Mortgage Corp.,
  Series 2152, Class AC,
  7.50%, 1/15/26                                  1,079            1,089
Federal Home Loan Mortgage Corp.,
  Series 2116, Class D,
  6.00%, 7/15/26                                  1,984            1,734
Federal National Mortgage Assoc.,
  Series 1997-49, Class B,
  10.00%, 6/17/27                                 1,190            1,299
Federal National Mortgage Assoc.,
  Series 1999-15, Class LA,
  6.50%, 4/25/29                                  1,046            1,026
General Electric Capital
  Mortgage Services, Inc.,
  Series 1997-4, Class A12,
  7.50%, 5/25/27                                  1,340            1,311
General Electric Capital
  Mortgage Services, Inc.,
  Series 1998-13, Class A3,
  6.75%, 8/25/28                                  1,512            1,456
LB Commercial Conduit Mortgage
  Trust, Series 1999-C1,
  Class A1, 6.41%, 8/15/07                          769              750
Norwest Asset Securities Corp.,
  Series 1998-10, Class A3,
  6.75%, 5/25/28                                  2,540            2,336
Norwest Asset Securities Corp.,
  Series 1998-12, Class A9,
  6.75%, 6/25/28                                  1,728            1,586
Residential Accredit Loans, Inc.,
  Series 1998-QS7, Class CB2,
  6.75%, 7/25/28                                  2,030            1,932

Total Collateralized Mortgage Obligations
(Cost $15,121)                                                    14,519

Commercial Paper (0.2%)

Business Credit Institutions (0.2%):
General Electric Capital Corp.,
  5.33%, 11/1/99                                    230              230

Total Commercial Paper (Cost $230)                                   230

Corporate Bonds (32.0%)

Aerospace/Defense (0.9%):
Boeing Co.,
  8.75%, 9/15/31                                    565              632
Raytheon Co.,
  6.75%, 8/15/07                                    660              627
                                                                   1,259

Automobiles (0.2%):
Ford Motor Credit Corp.,
  6.70%, 7/16/04                                    265              262

Automotive Parts (0.4%):
TRW, Inc.,
  6.45%, 6/15/01 (b)                                500              496

Banks (1.2%):
Abbey National PLC,
  6.70%, 6/29/49,
  Callable 6/15/08 @ 100                            640              583
First Union Corp.,
  6.88%, 9/15/05                                    685              669
National Westminster Bank,
  7.38%, 10/1/09                                    190              189
Wachovia Corp.,
  6.15%, 3/15/09                                    300              277
                                                                   1,718

Beverages (0.6%):
J Seagram & Sons,
  6.25%, 12/15/01                                   285              281
J Seagram & Sons,
  6.80%, 12/15/08                                   665              631
                                                                     912

Brokerage (0.7%):
Lehman Brothers,
  6.00%, 2/26/01                             $      330         $    327
Lehman Brothers,
  6.63%, 4/1/04                                     615              596
                                                                     923

Building Materials (0.5%):
Owens Corning,
  7.50%, 5/1/05                                     715              702

Chemicals -- General (1.1%):
Great Lakes Chemical,
  7.00%, 7/15/09                                    280              273
Rohm & Haas Co.,
  7.85%, 7/15/29 (b)                              1,200            1,222
                                                                   1,495

Commercial Services (0.5%):
Cendant Corp.,
  7.75%, 12/1/03                                    655              649

Electrical Services (0.4%):
Empresa Nacional Electric,
  7.75%, 7/15/08                                    630              592

Electric Utility (0.8%):
Duke Capital Corp.,
  8.00%, 10/1/19                                  1,200            1,192

Electronic & Electrical -- General (0.4%):
Sony Corp.,
  6.13%, 3/4/03                                      35               34
Texas Instruments, Inc.,
  7.00%, 8/15/04 (b) (c)                            500              495
                                                                     529
Energy (0.9%):
KN Energy, Inc.,
  6.45%, 3/1/03                                     240              233
KN Energy, Inc.,
  6.65%, 3/1/05                                     490              466
Valero Energy Corp.,
  7.38%, 3/15/06 (c)                                635              609
                                                                   1,308

Financial Services (2.0%):
AT&T Capital Corp.,
  6.88%, 1/16/01, MTN                               475              476
Capital One Bank Corp.,
  6.15%, 6/1/01                                     330              325
Citigroup, Inc.,
  5.80%, 3/15/04 (c)                                310              296
General Electric Capital Corp.,
  6.33%, 9/17/01, MTN                               385              384
General Electric Capital Corp.,
  6.52%, 10/8/02                                    295              295
Household Finance Co.,
  5.88%, 2/1/09                                   1,090              974
                                                                   2,750

Food Processing & Packaging (0.8%):
Nabisco, Inc.,
  6.00%, 2/15/11                                  1,150            1,136

Heavy Machinery (0.3%):
Deere & Co.,
  6.55%, 10/1/28                                    470              409

Insurance (2.9%):
American General Finance,
  5.80%, 3/15/02                                    370              362
American General Institution,
  7.57%, 12/1/45                                    480              445
AON Capital Trust,
  8.21%, 1/1/27                                     675              669
Conseco, Inc.,
  8.50%, 10/15/02                                   965              969
Liberty Mutual Insurance Co.,
  8.20%, 5/4/07                                     630              649
Metropolitan Life Insurance Co.,
  6.30%, 11/1/03                                  1,000              964
                                                                   4,058

Manufactured Housing (0.3%):
Oakwood Homes Corp.,
  7.88%, 3/1/04                                     675              469

Media (1.6%):
Knight-Ridder, Inc.,
  6.88%, 3/15/29                                    825              751
Time Warner, Inc.,
  7.75%, 6/15/05                                    800              820
Viacom, Inc.,
  7.75%, 6/1/05                                     675              684
                                                                   2,255

Mining (0.5%):
Cyprus Amax Minerals, Inc.,
  6.63%, 10/15/05                                   825              770

Oil & Gas Exploration,
Production & Services (1.0%):
Williams Co., Inc.,
  6.20%, 8/1/02                                   1,030            1,005

Williams Co., Inc.,
  6.13%, 12/1/03                             $      450         $    430
                                                                   1,435

Oil-Integrated Companies (2.3%):
Amerada Hess Corp.,
  7.79%, 10/1/29                                    940              929
Coastal Corp.,
  6.20%, 5/15/04                                    465              446
Conoco, Inc.,
  6.95%, 4/15/29                                    265              247
Phillips Petroleum Co.,
  6.65%, 3/1/03                                   1,200            1,201
Union Oil Co. of California,
  7.50%, 2/15/29                                    460              440
                                                                   3,263

Oilfield Services & Equipment (0.4%):
Baker Hughes, Inc.,
  6.88%, 1/15/29                                    615              558

Paper Products (1.2%):
Abitibi Consolidated, Inc.,
  6.95%, 4/1/08                                     500              461
Abitibi Consolidated, Inc.,
  8.50%, 8/1/29                                     475              467
Fort James Corp.,
  6.63%, 9/15/04                                    475              460
International Paper Co.,
  7.63%, 1/15/07                                    335              339
                                                                   1,727

Pharmaceuticals (0.4%):
Johnson & Johnson,
  6.95%, 9/1/29                                     560              545

Pipelines (0.3%):
Enron Corp.,
  7.38%, 5/15/19                                    450              430

Radio & Television (0.3%):
Westinghouse CBS Corp.,
  6.88%, 9/1/03                                     405              397

Real Estate Investment Trusts (2.7%):
Cabot Industrial Property LP,
  7.13%, 5/1/04                                     310              298
Camden Property Trust,
  7.00%, 4/15/04                                    475              458
Duke Realty LP,
  7.30%, 6/30/03                                    570              564
EOP Operating LP,
  6.75%, 2/15/08                                    765              701
Simon Debartolo Property Group LP,
  6.75%, 6/15/05                                    655              612
Spieker Properties LP,
  6.90%, 1/15/04                                    680              660
Spieker Properties LP,
  7.25%, 5/1/09                                     530              501
                                                                   3,794

Retail (2.0%):
J.C. Penney & Co.,
  7.60%, 4/1/07                                     675              661
Lowes Companies, Inc.,
  6.50%, 3/15/29                                    375              323
Saks, Inc.,
  7.00%, 7/15/04                                    685              642
Saks, Inc.,
  8.25%, 11/15/08                                   525              504
Wal-Mart Stores,
  6.88%, 8/10/09                                    665              668
                                                                   2,798

Software & Computer Services (0.7%):
Sun Microsystems, Inc.,
  7.65%, 8/15/09                                    940              959

Steel (0.2%):
USX Corp.,
  7.20%, 2/15/04                                    340              337

Telecommunications (1.5%):
GTE Corp.,
  6.94%, 4/15/28                                    475              437
Sprint Capital Corp.,
  6.88%, 11/15/28                                   475              436
Telecommunications, Inc.,
  9.80%, 2/1/12                                     990            1,189
                                                                   2,062

Telecommunications -- Equipment (0.2%):
Motorola, Inc.,
  6.50%, 11/15/28                                   280              245

Tobacco & Tobacco Products (0.9%):
Philip Morris, Inc.,
  7.00%, 7/15/05                                    895              855
RJ Reynolds Tobacco Co.,
  7.38%, 5/15/03                                    465              455
                                                                   1,310

Utilities -- Electric (0.9%):
Edison International, Inc.,
  6.88%, 9/15/04,                            $      565         $    557
Korea Electric Power,
  6.38%, 12/1/03                                    820              776
                                                                   1,333

Total Corporate Bonds (Cost $46,536)                              45,077

U.S. Government Agencies (0.5%)

U.S. Government Loan Trust (0.5%):
Israel, Series 1-B,
  8.50%, 4/1/06                                     667              709

Total U.S. Government Agencies (Cost $734)                           709

U.S. Government Mortgage Backed (35.9%)

Federal Home Loan Mortgage Corp. (12.7%):
5.75%, 7/15/03 (c)                                1,860            1,822
6.00%, 4/1/26-2/1/29                              2,459            2,306
6.25%, 7/15/04 (c)                                  690              685
6.50%, 5/1/26-4/1/29                              4,199            4,039
6.63%, 9/15/09 (c)                                  940              935
7.00%, 7/1/28-11/1/28                             2,989            2,940
7.50%, 9/1/17-3/1/29                              2,437            2,445
8.00%, 10/1/28-1/1/29                               736              751
8.50%, 7/1/21-5/1/29                              1,911            1,979
                                                                  17,902

Federal National Mortgage Assoc. (16.0%):
6.00%, 12/1/28-7/1/29                             1,284            1,198
6.25%, 5/15/29 (c)                                1,181            1,087
6.50%, 8/15/04-4/1/29                             7,851            7,618
6.63%, 9/15/09                                    1,830            1,820
7.00%, 10/1/26                                    2,693            2,641
7.12%, 7/3/06, MTN                                1,120            1,148
7.50%, 4/1/29-5/1/29                                864              866
8.00%, 8/1/29-9/1/29                              1,557            1,586
8.50%, 8/1/14-8/1/19                              4,103            4,248
9.00%, 8/1/14                                       387              404
                                                                  22,616

Government National Mortgage Assoc. (7.2%):
7.00%, 12/15/22-8/15/28                           7,674            7,565
7.50%, 4/15/26                                    1,416            1,420
8.50%, 9/15/28-2/15/29                              616              640
9.00%, 2/15/17                                      508              532
                                                                  10,157

Total U.S. Government Mortgage Backed
(Cost $51,381)                                                    50,675

U.S. Treasury Obligations (14.3%)

U.S. Treasury Bonds (3.3%):
7.50%, 11/15/16                                   1,030            1,136
6.13%, 8/15/29 (c)                                  650              647
5.25%, 2/15/29 (c)                                3,234            2,800
                                                                   4,583

U.S. Treasury Notes (11.0%):
5.38%, 6/30/00                                    1,818            1,817
4.63%, 11/30/00                                   1,925            1,904
6.38%, 8/15/02 (c)                                1,530            1,549
5.75%, 4/30/03 (c)                                1,035            1,028
6.00%, 8/15/04 (c)                                4,824            4,834
7.00%, 7/15/06 (c)                                1,200            1,252
6.00%, 8/15/09 (c)                                2,783            2,779
3.29%, 8/15/20 (c)                                1,600              415
                                                                  15,578

Total U.S. Treasury Obligations (Cost $20,237)                    20,161

Securities Purchased With Cash Collateral (13.0%)

Investment Companies (5.9%):
AIM Short Term Prime
  Money Market Fund                           2,576,057         $  2,576
AIM Liquid Assets
  Money Market Fund                           5,696,347            5,696
                                                                   8,272

Repurchase Agreements (7.1%):
Salomon Corp., 5.48%, 11/1/99
  (Collateralized by $5,531
  Jersey Central Power & Light,
  7.50%, 5/1/23,
  market value -- $5,327)                         5,000            5,000
Lehman Corp., 5.43%, 11/1/99
  (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements
  for collateral description)                     5,000            5,000
                                                                  10,000

Total Securities Purchased
With Cash Collateral (Cost $18,272)                               18,272

Total Investments (Cost $160,841) (a) -- 112.0%                  157,865

Other assets in excess of liabilities -- (12.0)%                 (16,903)

TOTAL NET ASSETS -- 100.0%                                      $140,962

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $261. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation           $   228
Unrealized depreciation            (3,464)
Net unrealized depreciation       $(3,236)

(b) 144a security which is restricted as to resale to institutional investors.

(c) All or a portion of this security was loaned as of October 31, 1999.

CMO -- Collateralized Mortgage Obligation

MTN -- Medium Term Note

See notes to financial statements.

                                      Statements of Assets and Liabilities
THE VICTORY PORTFOLIOS                                    October 31, 1999
(Amounts in Thousands, Except Per Share Amounts)

                                                                                               Government    Investment
                                                     Limited Term   Intermediate  Fund for     Mortgage      Quality Bond
                                                     Income Fund    Income Fund   Income       Fund          Fund

ASSETS:
Investments, at value
  (Cost $47,582; $238,665;
  $235,810; $99,860 & 150,841)                       $47,028        $233,959      $230,775     $ 98,709      $147,865
Repurchase agreements, at cost                        13,000          25,000            --           --        10,000

        Total Investments                             60,028         258,959       230,775       98,709       157,865

Cash                                                      --              --            --           51            --
Interest receivable                                      462           3,141         2,129          624         1,718
Receivable for capital shares issued                      --              --             2           --            16
Receivable from brokers for investments sold             446           4,060            --           13         4,089
Receivable from affiliates                                --              --             9           --            --
Prepaid expenses and other assets                          7              11            26            7             7

        Total Assets                                  60,943         266,171       232,941       99,404       163,695

LIABILITIES:
Interest payable                                          --              35            --           --            60
Payable to brokers for investments purchased             390           4,020            --           --         4,106
Payable for capital shares redeemed                       29              15            13           --           172
Payable for return of collateral received             13,000          37,744            --           --        18,272
Accrued expenses and other payables:
    Investment advisory fees                              19              99            85           42            60
    Administration fees                                    1               5             2            2             3
    Custodian fees                                         4               8            14            7             8
    Accounting fees                                        1               1            --            2             1
    Transfer agent fees                                    1               5            26            3            19
    Shareholder service fees -- Class A                    8              45            23           20            27
    Shareholder service fees -- Class G                   --              --            49           --            --
    Other                                                  2               4            37            2             5

        Total Liabilities                             13,455          41,981           249           78        22,733

NET ASSETS:
Capital                                               51,958         234,034       245,144      103,722       160,421
Undistributed net investment income                       51             250           192          107           186
Net unrealized appreciation/depreciation
  from investments                                      (554)         (4,706)       (5,035)      (1,151)       (2,976)
Accumulated undistributed net realized gains
  (losses) from investment transactions               (3,967)         (5,388)       (7,609)      (3,352)      (16,669)

        Net Assets                                   $47,488        $224,190      $232,692     $ 99,326      $140,962

Net Assets
    Class A                                          $47,488        $224,190      $ 40,270     $ 99,326      $140,962
    Class G                                                                        192,422

        Total                                        $47,488        $224,190      $232,692     $ 99,326      $140,962

Outstanding units of beneficial interest (shares)
    Class A                                            4,882          24,056         3,149        9,364        15,052
    Class G                                                                         15,052

        Total                                          4,882          24,056        18,201        9,364        15,052

Net asset value
    Redemption price per share -- Class A            $  9.73        $   9.32      $  12.79     $  10.61      $   9.37

    Offering price per share -- Class G                                           $  12.78

Maximum sales charge                                    2.00%           5.75%         2.00%        5.75%         5.75%

Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)          $  9.93        $   9.89      $  13.05     $  11.26      $   9.94


See notes to financial statements.

THE VICTORY PORTFOLIOS                            Statements of Operations
(Amounts in Thousands)

                                            Limited                                              Government   Investment
                                            Term         Intermediate         Fund for           Mortgage     Quality
                                            Income Fund  Income Fund           Income            Fund         Bond Fund

                                            Year         Year          Ten Months   Year         Year         Year
                                            Ended        Ended         Ended        Ended        Ended        Ended
                                            October 31,  October 31,   October 31,  December 31, October 31,  October 31,
                                            1999         1999          1999<F1>     1998         1999         1999

Investment Income:
Interest income                             $ 4,570      $ 15,144      $11,622      $10,648      $ 6,855      $ 10,115
Securities lending income                        20            71           --           --           --            55

        Total Income                          4,590        15,215       11,622       10,648        6,855        10,170

Expenses:
Investment advisory fees                        373         1,824          827          796          515         1,169
Administration fees                             115           365          206           --          154           234
Shareholder service fees -- Class A             191           608           56           60          253           388
12b-1 fees -- Class G                            --            --          363          390           --            --
Accounting fees                                  67           100           68           --           76            94
Custodian fees                                   49            87           52           29           68            87
Legal and audit fees                              8            18           47           37            8            11
Trustees' fees and expenses                       2             6            7           25            3             4
Transfer agent fees                               9            19           83           40           12            62
Registration and filing fees                     12            17           16           23           13            18
Printing fees                                     4            10           23           13            4            13
Other                                             5            16           13           13            7            11

        Total Expenses                          835         3,070        1,761        1,426        1,113         2,091

Expenses voluntarily reduced                    (98)         (640)        (264)          (3)         (97)         (390)

    Expenses before reimbursement
      from distributor                          737         2,430        1,497        1,423        1,016         1,701
    Expenses reimbursed by the distributor       --            --          (16)          --           --            --

    Net Expenses                                737         2,430        1,481        1,423        1,016         1,701

Net Investment Income                         3,853        12,785       10,141        9,225        5,839         8,469

Realized/Unrealized Gains
  (losses) from Investments:
Net realized gains (losses)
  from investment transactions               (1,162)       (5,275)      (1,816)         226       (2,539)       (6,618)
Change in unrealized appreciation/
  depreciation from investments              (1,429)       (8,183)      (7,522)       1,816       (1,918)       (3,689)

Net realized/unrealized gains
  (losses) from investments                  (2,591)      (13,458)      (9,338)       2,042       (4,457)      (10,307)

Change in net assets resulting
  from operations                           $ 1,262      $   (673)     $   803      $11,267      $ 1,382      $ (1,838)


<F1> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund for Income. Statements of Operations prior to March 26, 1999 represent the Gradison Government Income Fund.



See notes to financial statements.

THE VICTORY PORTFOLIOS                 Statements of Changes in Net Assets
(Amounts in Thousands)

                                         Limited Term             Intermediate                    Fund for
                                          Income Fund             Income Fund                      Income

                                      Year        Year        Year        Year        Ten Months   Year          Year
                                      Ended       Ended       Ended       Ended       Ended        Ended         Ended
                                      October 31, October 31, October 31, October 31, October 31,  December 31,  December 31,
                                      1999        1998        1999        1998        1999<F1>     1998          1997

From Investment Activities:
Operations:
    Net investment income             $  3,853    $  4,298    $ 12,785    $ 13,440    $ 10,141     $  9,225      $  9,333
    Net realized gains (losses)
      from investment transactions      (1,162)        308      (5,275)      5,545      (1,816)         226           (62)
    Net change in unrealized
      appreciation/depreciation
      from investments                  (1,429)        538      (8,183)        690      (7,522)       1,816         3,016

Change in net assets resulting
  from operations                        1,262       5,144        (673)     19,675         803       11,267        12,287

Distributions to Shareholders:
    From net investment
      income by class:
        Class A                         (3,852)     (4,292)    (12,677)    (13,508)     (1,239)          --            --
        Class G                             --          --          --          --      (8,850)      (9,113)       (9,341)
    From net realized gains
      from investment transactions          --          --        (298)         --          --           --            --

Change in net assets from
  distributions to shareholders         (3,852)     (4,292)    (12,975)    (13,508)    (10,089)      (9,113)       (9,341)

Capital Transactions:
    Proceeds from shares issued         13,368      17,938      48,771      52,810     103,753       52,319        31,527
    Proceeds from shares issued
      in connection with acquisition        --          --          --          --      33,350           --            --
    Dividends reinvested                 2,715       3,093       9,350       9,834       9,191        7,552         7,758
    Cost of shares redeemed            (47,348)    (22,453)    (76,550)    (61,385)    (64,028)     (57,385)      (50,033)

Change in net assets from
  capital transactions                 (31,265)     (1,422)    (18,429)      1,259      82,266        2,486       (10,748)

    Change in net assets               (33,855)       (570)    (32,077)      7,426      72,980        4,640        (7,802)

Net Assets:
    Beginning of period                 81,343      81,913     256,267     248,841     159,712      155,072       162,874

    End of period                     $ 47,488    $ 81,343    $224,190    $256,267    $232,692     $159,712      $155,072

Share Transactions:
    Issued                               1,351       1,797       5,075       5,434       8,005        3,958         2,432
    Issued in connection
      with acquisition                      --          --          --          --       2,426           --            --
    Reinvested                             276         311         979       1,017         711          572           601
    Redeemed                            (4,834)     (2,256)     (8,002)     (6,337)     (4,935)      (4,338)       (3,872)

    Change in shares                    (3,207)       (148)     (1,948)        114       6,207          192          (839)


<F1> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund for Income.
Changes in net assets prior to March 26, 1999 represent the Gradison Government Income Fund.



See notes to financial statements.

THE VICTORY PORTFOLIOS                 Statements of Changes in Net Assets
(Amounts in Thousands)

                                                                        Government              Investment Quality
                                                                       Mortgage Fund                 Bond Fund

                                                                  Year           Year           Year          Year
                                                                  Ended          Ended          Ended         Ended
                                                                  October 31,    October 31,    October 31,   October 31,
                                                                  1999           1998           1999          1998

From Investment Activities:
Operations:
    Net investment income                                         $  5,839       $  5,895       $  8,469      $  9,634
    Net realized gains (losses) from investment transactions        (2,539)         1,276         (6,618)        5,801
    Net change in unrealized appreciation/depreciation
      from investments                                              (1,918)            50         (3,689)       (1,619)

Change in net assets resulting from operations                       1,382          7,221         (1,838)       13,816

Distributions to Shareholders:
    From net investment income by class:
        Class A                                                     (5,768)        (5,870)        (8,392)       (9,672)

Change in net assets from distributions to shareholders             (5,768)        (5,870)        (8,392)       (9,672)

Capital Transactions:
    Proceeds from shares issued                                     23,681         24,330         44,058        56,066
    Dividends reinvested                                             3,088          2,880          5,673         5,975
    Cost of shares redeemed                                        (28,142)       (27,237)       (68,471)      (77,260)

Change in net assets from capital transactions                      (1,373)           (27)       (18,740)      (15,219)

    Change in net assets                                            (5,759)         1,324        (28,970)      (11,075)

Net Assets:
    Beginning of period                                            105,085        103,761        169,932       181,007
    End of period                                                 $ 99,326       $105,085       $140,962      $169,932

Share Transactions:
    Issued                                                           2,178          2,201          4,512         5,665
    Reinvested                                                         286            261            587           604
    Redeemed                                                        (2,593)        (2,466)        (7,036)       (7,790)

Change in shares                                                      (129)            (4)        (1,937)       (1,521)


See notes to financial statements.

THE VICTORY PORTFOLIOS                                Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                          Limited Term Income Fund

                                                                           Year Ended October 31,

                                                      1999           1998          1997           1996          1995<F2>

Net Asset Value, Beginning of Period                  $ 10.06        $  9.94       $ 10.01        $ 10.15       $   9.88

Investment Activities
    Net investment income                                0.50           0.54          0.61           0.63           0.57
    Net realized and unrealized
      gains (losses) from investments                   (0.33)          0.12         (0.07)         (0.14)          0.27

        Total from Investment Activities                 0.17           0.66          0.54           0.49           0.84

Distributions
    Net investment income                               (0.50)         (0.54)        (0.61)         (0.62)         (0.57)
    In excess of net investment income                     --             --            --          (0.01)            --
    Net realized gains                                     --             --            --             --             --

        Total Distributions                             (0.50)         (0.54)        (0.61)         (0.63)         (0.57)

Net Asset Value, End of Period                        $  9.73        $ 10.06       $  9.94        $ 10.01       $  10.15

Total Return (excludes sales charges)                    1.72%          6.86%         5.57%          4.94%          8.77%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                       $47,488        $81,343       $81,913        $90,019       $172,002
Ratio of expenses to average net assets                  0.96%          0.87%         0.85%          0.86%          0.78%
Ratio of net investment income
  to average net assets                                  5.03%          5.44%         6.06%          5.90%          5.77%
Ratio of expenses to average net assets<F1>              1.09%          1.02%         0.87%          0.89%          0.79%
Ratio of net investment income
  to average net assets<F1>                              4.90%          5.29%         6.04%          5.87%          5.76%
Portfolio turnover                                        220%           177%          139%           221%            97%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995, the Victory Short-Term Government Income
Portfolio merged into the Limited Term Income Fund. Financial highlights for the periods prior to June 5, 1995 represent the Limited Term Income Fund.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                        Intermediate Income Fund

                                                                         Year Ended October 31,

                                                     1999           1998           1997          1996           1995

Net Asset Value, Beginning of Period                 $   9.85       $   9.61       $   9.56      $   9.69       $   9.25

Investment Activities
    Net investment income                                0.50           0.53           0.56          0.56           0.60
    Net realized and unrealized gains
      (losses) from investments                         (0.52)          0.24           0.05         (0.13)          0.44

        Total from Investment Activities                (0.02)          0.77           0.61          0.43           1.04

Distributions
    Net investment income                               (0.50)         (0.53)         (0.56)        (0.56)         (0.60)
    Net realized gains                                  (0.01)            --             --            --             --

        Total Distributions                             (0.51)         (0.53)         (0.56)        (0.56)         (0.60)

Net Asset Value, End of Period                       $   9.32       $   9.85       $   9.61      $   9.56       $   9.69

Total Return (excludes sales charges)                   (0.18)%         8.30%          6.62%         4.56%         11.65%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                      $224,190       $256,267       $248,841      $272,087       $163,281
Ratio of expenses to
  average net assets                                     1.00%          0.96%          0.96%         0.94%          0.82%
Ratio of net investment income
  to average net assets                                  5.26%          5.48%          5.87%         5.81%          6.32%
Ratio of expenses to
  average net assets<F1>                                 1.26%          1.24%          1.09%         1.11%          1.06%
Ratio of net investment income
  to average net assets<F1>                              5.00%          5.20%          5.74%         5.64%          6.08%
Portfolio turnover                                        303%           318%           195%          164%            98%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                      Fund for Income

                                         Class A
                                         Shares                                 Class G Shares

                                         March 26,     January 1,
                                         1999 to       1999 to                      Year Ended December 31,
                                         October 31,   October 31,
                                         1999<F4><F7>  1999<F4>     1998        1997         1996         1995        1994

Net Asset Value, Beginning of Period     $ 13.14       $  13.32     $  13.14    $  12.88     $  13.21     $  12.02    $  13.37

Investment Activities
    Net investment income                   0.46           0.66         0.77        0.78         0.78         0.79        0.76
    Net realized and unrealized
      gains (losses) on investments        (0.36)         (0.54)        0.17        0.26        (0.34)        1.23       (1.25)

        Total from Investment Activities    0.10           0.12         0.94        1.04         0.44         2.02       (0.49)

Distributions
    Net investment income                  (0.45)         (0.66)       (0.76)      (0.78)       (0.77)       (0.79)      (0.78)
    In excess of net investment income        --             --           --          --           --           --       (0.01)
    Net realized gains                        --             --           --          --           --           --       (0.05)
    Tax return of capital                     --             --           --          --           --        (0.04)      (0.02)

        Total Distributions                (0.45)         (0.66)       (0.76)      (0.78)       (0.77)       (0.83)      (0.86)

Net Asset Value, End of Period           $ 12.79       $  12.78     $  13.32    $  13.14       $12.88     $  13.21    $  12.02

Total Return (excludes sales charges)       0.72%<F2>      0.94%<F2>    7.37%       8.36%        3.51%       17.20%      (3.69)%

Ratios/Supplemental Data:
Net Assets, End of Period (000)          $40,270       $192,422     $159,712    $155,072     $162,874     $185,434    $184,029
Ratio of expenses to
  average net assets<F5>                    1.00%<F3>      0.88%<F3>    0.89%       0.90%        0.90%        0.92%       0.90%
Ratio of net investment income
  to average net assets<F5>                 6.02%<F3>      6.12%<F3>    5.79%       6.04%        6.06%        6.19%       6.03%
Ratio of expenses to
  average net assets<F1>                    1.22%<F3>      1.04%<F3>    0.90%        <F6>         <F6>         <F6>        <F6>
Ratio of net investment income
  to average net assets<F1>                 5.80%<F3>      5.96%<F3>    5.78%        <F6>         <F6>         <F6>        <F6>
Portfolio turnover<F8>                        24%            24%          36%         12%          13%          16%         21%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund for Income. Financial highlights prior to March 26, 1999 represent the Gradison Government Income Fund.

<F5> Effective March 26, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 0.89% until at least April 1, 2001. The Adviser has also agreed to waive its management fee for Class A shares to the same extent the fee is waived for Class G shares until at least April 1, 2001.

<F6> There were no voluntary fee reductions during the period.

<F7> Period from commencement of operations.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                       Government Mortgage Fund

                                                                         Year Ended October 31,

                                                      1999          1998          1997           1996           1995

Net Asset Value, Beginning of Period                  $ 11.07       $  10.93      $  10.76       $  10.86       $  10.33

Investment Activities
    Net investment income                                0.62           0.63          0.69           0.70           0.72
    Net realized and unrealized
      gains (losses) from investments                   (0.47)          0.14          0.16          (0.12)          0.62

        Total from Investment Activities                 0.15           0.77          0.85           0.58           1.34

Distributions
    Net investment income                               (0.61)         (0.63)        (0.68)         (0.67)         (0.71)
    In excess of net realized gains                        --             --            --             --          (0.08)
    Tax return of capital                                  --             --          <F3>          (0.01)         (0.02)

        Total Distributions                             (0.61)         (0.63)        (0.68)         (0.68)         (0.81)

Net Asset Value, End of Period                        $ 10.61       $  11.07      $  10.93       $  10.76       $  10.86

Total Return (excludes sales charges)                    1.38%          7.23%         8.22%          5.54%         13.55%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                       $99,326       $105,085      $103,761       $125,992       $136,103
Ratio of expenses to
  average net assets                                     0.99%          0.88%         0.85%          0.89%          0.77%
Ratio of net investment income
  to average net assets                                  5.67%          5.72%         6.32%          6.46%          6.81%
Ratio of expenses to
  average net assets*                                    1.08%          1.01%          <F2>          0.90%          0.79%
Ratio of net investment income
  to average net assets*                                 5.58%          5.59%          <F2>          6.45%          6.80%
Portfolio turnover                                        274%           296%          115%           127%            59%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.

<F3> Amount rounds to less than $0.01.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                      Investment Quality Bond Fund

                                                                         Year Ended October 31,

                                                     1999          1998          1997<F3>        1996           1995<F2>

Net Asset Value, Beginning of Period                 $  10.00       $   9.78      $   9.63       $   9.76      $   9.10

Investment Activities
    Net investment income                                0.54           0.55          0.57           0.57          0.62
    Net realized and unrealized gains
      (losses) from investments                         (0.64)          0.22          0.14          (0.13)         0.67

        Total from Investment Activities                (0.10)          0.71          0.44           0.77          1.29

Distributions
    Net investment income                               (0.53)         (0.55)        (0.56)         (0.56)        (0.62)
    In excess of net investment income                     --             --            --             --         (0.01)
    Tax return of capital                                  --             --            --          (0.01)           --

        Total Distributions                             (0.53)         (0.55)        (0.56)         (0.57)        (0.63)

Net Asset Value, End of Period                       $   9.37       $  10.00      $   9.78       $   9.63      $   9.76

Total Return (excludes sales charges)                   (1.18)%         8.06%         7.67%          4.65%        14.63%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                      $140,962       $169,932      $181,007       $150,807      $125,248
Ratio of expenses to
  average net assets                                     1.09%          1.06%         1.04%          1.01%         0.88%
Ratio of net investment income
  to average net assets                                  5.44%          5.49%         5.90%          5.99%         6.59%
Ratio of expenses to
  average net assets<F1>                                 1.34%          1.31%         1.17%          1.14%         1.10%
Ratio of net investment income
  to average net assets<F1>                              5.19%          5.24%         5.77%          5.86%         6.37%
Portfolio turnover                                        398%           492%          249%           182%          160%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995, the Victory Corporate Bond Portfolio merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 5, 1995 represent the Investment Quality Bond Fund.

<F3> Effective June 13, 1997, the Victory Government Bond Fund merged into the
Investment Quality Bond Fund. Financial highlights for the periods prior to June 13,
1997 represent the Investment Quality Bond Fund.



See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
National Municipal Bond Fund                              October 31, 1999
(Amounts in Thousands, Except Shares)

                                             Shares or
                                             Principal           Market
Security Description                         Amount              Value

Municipal Bonds (101.9%)

Alabama (1.3%):
Scottsboro, Series B,
  5.30%, 7/1/06, FSA                         $      100          $   102
Scottsboro, Series B,
  5.38%, 7/1/07,
  Callable 7/1/06 @ 102, FSA                        400              410
                                                                     512

Arizona (3.9%):
Maricopa County School
  District, No. 79, GO,
  Litchfield Elementary,
  Projects of 1995-Series A,
  5.00%, 7/1/03, FGIC                               125              126
Maricopa County Unified
  School District, No. 95,
  Queens Creek, GO, Series A,
  5.20%, 7/1/05, AMBAC                              125              127
Pima County Industrial
  Development Authority,
  5.00%, 4/1/04, MBIA                             1,000            1,009
Pinal County School
  District, Series A, GO,
  5.40%, 7/1/07, FGIC                               270              276
                                                                   1,538

Arkansas (1.4%):
Texarkana Public Facilities
  Board, Waterworks
  Facilities Revenue,
  4.90%, 9/1/05, FGIC                               570              572

California (1.4%):
Alhambra City Elementary
  School District, Capital
  Appreciation, Series A,
  0.00%, 9/1/2, FSA                               1,000              247
Arcata City Hall & Water
  Improvements, Certificates
  of Participation,
  5.30%, 1/1/21,
  Callable 1/1/08 @ 102, MBIA                       350              322
                                                                     569

Connecticut (2.8%):
State Health & Education,
  Fairfield University,
  Series I, 5.25%, 7/1/25,
  Callable 7/1/09 @ 101, MBIA                     1,000              899
State, Special Tax Obligation
  Revenue Bond, Series B,
  6.00%, 9/1/06                                     200              213
                                                                   1,112

Florida (11.9%):
Gulf Breeze Revenue, Local
  Government Loan, Series C,
  4.80%, 12/1/15, FGIC                              450              446
Lakeland Electric & Water Revenue,
  Series A, 4.75%, 10/1/17,
  Callable 10/01/09 @ 101, MBIA                     250              217
Orlando Utilities Commission,
  Water & Electric Revenue,
  5.80%, 10/1/06                                    150              159
State Board Financial
  Department, Environmental
  Protection-Preservation,
  4.00%, 7/1/07, FGIC                             2,400            2,234
Tampa Tax Allocation,
  Lee Moffit Cancer,
  5.00%, 3/1/08, AMBAC                            1,710            1,702
                                                                   4,758

Georgia (0.6%):
South Fulton Municipal Regional Jail,
  5.20%, 12/1/05, MBIA                              250              256

Illinois (16.8%):
Chicago Public Building
  Commission, 6.05%, 1/1/06,
  Callable 1/1/05 @ 100, AMBAC                      250              262
Cicero, Series A, GO,
  5.35%, 12/1/06, AMBAC                             530              541
Health Facilities Authority
  Revenue, Revolving Fund
  Pooled, Series C,
  3.45%*, 8/15/15, LOC
  First National Bank of Chicago                    500              500
Northlake, Tax Increment, GO,
  5.00%, 12/1/04, MBIA                              500              506
State Development Financial
  Authority Revenue, YMCA
  of Metropolitan Chicago,
  3.45%*, 6/1/26, LOC
  Harris Trust & Savings Bank                     1,500            1,500
State Health Facilities Authority,
  5.55%, 10/1/06, FGIC                            1,000            1,026
State Health Facilities Authority,
  5.60%, 10/1/07, FGIC                            2,310            2,370
                                                                   6,705

Indiana (0.7%):
Westfield Elementary School
  Building Corp.,
  5.00%, 7/15/01, AMBAC                      $      280          $   283

Iowa (2.0%):
Harlan Community School District,
  3.40%, 6/1/00, FSA                                250              249
State Finance Authority,
  Hospital Facility Revenue,
  Trinity Regional Hospital
  Project, 5.00%, 7/1/02, FSA                       550              556
                                                                     805

Kansas (1.0%):
Haysville, Water & Wastewater Utility,
  4.60%, 10/1/00, FSA                               130              131
University of Kansas Hospital Authority,
  University Health Systems,
  Series A, 5.55%, 9/1/26,
  Callable 9/1/09 @ 100, AMBAC                      300              280
                                                                     411

Michigan (3.3%):
Byron Center, GO,
  5.40%, 5/1/07,
  Prerefunded 5/1/05 @ 101, MBIA                    240              249
Grosse Ile Township School District,
  GO, 6.00%, 5/1/22,
  Prerefunded 5/1/07 @ 100, FGIC                    250              267
Leslie Public Schools, GO,
  5.55%, 5/1/07,
  Prerefunded 5/1/05 @ 101, AMBAC                   250              261
Municipal Bond Authority,
  6.70%, 11/1/06,
  Callable 11/1/04 @ 102                            225              243
Municipal Bond Authority,
  6.80%, 11/1/07,
  Callable 11/1/04 @ 102                            275              300
                                                                   1,320

Minnesota (2.5%):
Southern Minnesota Municipal
  Power Agency, Series A,
  4.70%, 1/1/02,
  AMBAC-TCRS, ETM                                   325              327
Southern Minnesota Municipal
  Power Agency, Series A,
  4.70%, 1/1/02,
  AMBAC-TCRS                                        675              679
                                                                   1,006

Mississippi (1.0%):
Home Corp. Single Family Revenue,
  Series A, 4.80%, 6/1/19,
  Callable 6/1/09 @ 102,
  GNMA/FNMA                                         400              396

Missouri (2.7%):
Excelsior Springs School
  District Building Corp.,
  6.50%, 3/1/09,
  Callable 3/1/04 @ 100, FSA                        500              532
West Plains Improvement
  Authority, Leasehold Revenue,
  5.00%, 5/1/06, MBIA                               550              550
                                                                   1,082

Nebraska (4.2%):
Education Financial Authority Revenue,
  Creighton University, Series A,
  3.55%, 9/1/01, AMBAC                            1,710            1,683

Ohio (23.0%):
Butler County Transportation
  Improvement District, Series A,
  GO, 5.00%, 4/1/07, FSA                            750              750
Dayton Water Systems Revenue,
  4.05%, 12/1/06, FSA                             1,000              935
Franklin County Development
  Revenue, American
  Chemical Society Project,
  5.00%, 10/1/07                                  1,100            1,080
Franklin County Development
  Revenue, American
  Chemical Society Project,
  5.50%, 10/1/12,
  Callable 10/1/09 @ 101                          1,000              974
Kent City School District, GO,
  5.15%, 12/1/05, FGIC                              250              255
Kent State University,
  5.00%, 5/1/05, MBIA                               230              232
State Building Authority,
  Correctional Facilities,
  4.60%, 10/1/03                                  1,000            1,001
State Higher Education
  Facilities, John Carroll
  University Project,
  5.25%, 4/1/07                                     315              316
State Public Facilities Commission,
  Higher Education Capital
  Facilities, Series II,
  4.5%, 11/1/07                                   3,250            3,098

State Special Obligation,
  Elementary and
  Secondary Facilities,
  5.80%, 6/1/03, AMBAC                        $     500          $   521
                                                                   9,162

Oklahoma (2.9%):
State Capital Improvement Authority,
  5.00%, 6/1/08, MBIA                             1,150            1,148

Oregon (2.2%):
State Energy Project, GO,
  Series B, 4.00%, 1/1/01                           890              888

South Dakota (0.9%):
Sioux Falls Sales Tax Revenue,
  4.00%, 11/15/00, AMBAC                            370              370

Tennessee (1.3%):
Dickson Electric Systems Revenue,
  5.00%, 9/1/03, MBIA                               500              508

Texas (1.9%):
Conroe Independent School District,
  GO, 6.50%, 2/1/04                                 200              213
Keller Independent School District,
  GO, 6.20%, 8/15/04                                200              214
State, Series A, GO,
  6.00%, 10/1/08                                    100              106
Ysleta Independent School District,
  GO, 5.60%, 8/15/02                                200              206
                                                                     739

Washington (5.8%):
Pierce County School District,
  No. 003, Puyallup, GO,
  5.50%, 12/1/01, FGIC                              605              620
Pierce County School District,
  No.320, Sumner, GO,
  5.50%, 12/1/02, MBIA                            1,000            1,029
Seattle Municipal Light & Power,
  6.00%, 7/1/03                                     200              209
Skagit County School District,
  No. 103, Anacortes, GO,
  4.75%, 12/1/01, FGIC                              200              202
Spokane County School District,
  GO, 5.40%, 12/1/07, FGIC                          250              256
                                                                   2,316

Wisconsin (4.7%):
Milwaukee Sewer District,
  Series A, GO, 6.70%, 10/1/02                      200              212
State, Health & Education
  Facilities Authority,
  5.20%, 12/15/07, MBIA                           1,675            1,674
                                                                   1,886

Wyoming (1.7%):
Green River-Sweetwater
  County Joint Powers
  Board Revenue, Series B,
  4.50%, 3/1/14, FSA                                700              674

Total Municipal Bonds (Cost $40,749)                              40,699

Investment Companies (3.5%)

Federated Tax-Free Money
  Market Fund                                 1,035,679            1,036
Nuveen Tax-Exempt Money
  Market Fund                                   341,675              342

Total Investment Companies (Cost $1,378)                           1,378

Total Investments (Cost $42,127) (a) -- 105.4%                    42,077

Liabilities in excess of other assets -- (5.4)%                   (2,145)

TOTAL NET ASSETS -- 100.0%                                       $39,932

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation                        $ 488
Unrealized depreciation                         (538)
Net unrealized depreciation                    $ (50)

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect October 31, 1999.

AMBAC -- AMBAC Indemnity Corp.

ETM -- Escrowed to Maturity

FGIC -- Financial Guaranty Insurance Co.

FNMA -- Federal National Mortgage Assoc.

FSA -- Insured by Financial Security Assurance

GNMA -- Government National Mortgage Assoc.

GO -- General Obligation

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Assoc.

TCRS -- Transferable Custodial Receipts

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
New York Tax-Free Fund                                    October 31, 1999
(Amounts in Thousands, Except Shares)

                                               Shares or
                                               Principal         Market
Security Description                           Amount            Value

New York Municipal Bonds (96.2%)

Clifton Park Water System,
  5.00%, 10/1/19,
  Callable 10/1/09 @ 101, FGIC                 $    310          $   271
Metropolitan Transportation
  Authority, Transportation
  Facilities, Series I,
  7.00%, 7/1/09, AMBAC                              250              282
Monroe-Woodbury Central
  School District, GO,
  5.70%, 5/15/26,
  Callable 5/15/06 @ 102, MBIA                      500              481
Monroe-Woodbury Central
  School District, GO,
  5.70%, 5/15/27,
  Callable 5/15/06 @ 102, MBIA                      300              289
Nassau County Industrial
  Development Agency,
  5.00%, 7/1/23,
  Callable 7/1/08 @ 102, MBIA                       150              130
Nassau County Industrial
  Development Agency,
  Civic Facilities,
  Hofstra University Project,
  6.75%, 8/1/11,
  Prerefunded 8/1/01 @ 102, AMBAC                   250              265
New York City, Series C, GO,
  7.00%, 2/1/12,
  Callable 2/1/00 @ 101.5, FGIC                      60               60
New York City, Series B, GO,
  4.00*%, 11/1/99**                                 500              500
New York City, Series B, GO,
  7.00%, 10/1/18,
  Callable 4/1/00
  @ 100, FSA, ETM                                   300              303
New York City Cultural Resources,
  5.25%, 7/1/19,
  Callable 7/1/09 @ 101, AMBAC                      300              273
New York City Cultural Resources,
  Museum of Modern Art,
  6.63%, 1/1/11,
  Prerefunded 1/1/02
  @ 102, AMBAC                                      680              724
New York City Housing Development
  Corp., Multi-Unit Mortgage,
  Series A, 7.30%, 6/1/10,
  Callable 6/1/01 @ 102, FHA                        700              738
New York City Housing Development
  Corp., Multi-Unit Mortgage,
  Series A, 7.35%, 6/1/19,
  Callable 6/1/01 @ 102, FHA                        675              712
New York City Industrial
  Development Agency,
  Civic Facilities, USTA
  National Tennis Center
  Project, 6.38%, 11/15/14,
  Callable 11/15/04 @ 102, FSA                      200              211
New York City Municipal Water
  Finance Authority, Water &
  Sewer System Revenue,
  6.75%, 6/15/16,
  Callable 6/15/01 @ 101, FGIC                      325              338
New York City Municipal Water
  Finance Authority, Water &
  Sewer System Revenue,
  6.75%, 6/15/16,
  Prerefunded 6/15/01
  @ 101, FGIC                                       325              341
New York City Municipal Water
  Finance Authority, Water &
  Sewer System Revenue,
  0.00%, 6/15/19, MBIA                            3,000              929
New York City Transit Authority,
  Transit Facilities,
  Livingston Plaza Project,
  7.50%, 1/1/20,
  Prerefunded 1/1/00 @ 102, FSA                     220              226
North Hempstead,
  4.75%, 1/15/23,
  Callable 1/15/08 @ 101, FGIC                      750              623
Shenectady Industrial Development
  Agency, Civic Facilities,
  5.38%, 12/1/19,
  Callable 12/1/09 @ 102, MBIA                      500              461
State, GO,
  6.75%, 8/1/18,
  Prerefunded 8/1/01
  @ 102, AMBAC                                      370              393
State, GO,
  6.75%, 8/1/19,
  Prerefunded 8/1/01
  @ 102, AMBAC                                      325              345
State Dormitory Authority,
  0.00%, 7/1/18, MBIA                             1,010              332
State Dormitory Authority,
  4.75%, 8/15/19,
  Callable 2/15/09 @ 101, MBIA                      500              415
State Dormitory Authority,
  4.75%, 5/15/24,
  Callable 5/15/08 @ 101, MBIA                      300              248
State Dormitory Authority,
  5.75%, 7/1/26,
  Callable 7/1/07 @ 102, MBIA                       500              483

State Dormitory Authority,
  City University, Series 2,
  6.75%, 7/1/24,
  Prerefunded 7/1/04 @ 102, MBIA               $    700          $   773
State Dormitory Authority,
  Ithaca College,
  6.50%, 7/1/10,
  Prerefunded 7/1/01 @ 102, MBIA                    750              792
State Dormitory Authority,
  Judicial Facilities Leases,
  Series B, 7.00%, 4/15/16,
  Callable 4/15/01 @ 102, MBIA                      225              237
State Local Government Assistance,
  Series B, 4.88%, 4/1/20,
  Callable 4/1/08 @ 101, MBIA                       500              429
State Medical Care Facilities
  Finance Agency,
  7.38%, 8/15/19,
  Callable 8/15/00 @ 101, MBIA                      170              174
State Medical Care Facilities
  Finance Agency, North
  Shore University Hospital,
  7.20%, 11/1/20,
  Prerefunded 11/1/00 @ 102, MBIA                   565              594
State Medical Care Facilities
  Finance Agency,
  St. Luke's, Series B,
  7.45%, 2/15/29,
  Prerefunded 2/15/00 @ 102, MBIA                   340              350
State Tollway Authority,
  Series C, 6.00%, 1/1/25,
  Prerefunded 1/1/05 @ 102, FGIC                    550              589
State Urban Development Corp.,
  Correctional Facilities,
  Series 1, 7.50%, 1/1/20,
  Prerefunded 1/1/00 @ 102, FSA                     400              410
Triborough Bridge & Tunnel
  Authority, Series T,
  7.00%, 1/1/20,
  Prerefunded 1/1/01
  @ 102, MBIA                                       900              946
Triborough Bridge & Tunnel
  Authority, Special Obligation,
  Series B, 6.88%, 1/1/15,
  Callable 1/1/01 @ 102, AMBAC                    1,000            1,044

Total New York Municipal Bonds (Cost $16,541)                     16,711

Investment Companies (2.1%)

Providence of New York Fund                     359,172          $   359

Total Investment Companies (Cost $359)                               359

Total Investments (Cost $16,900) (a) -- 98.3%                     17,070

Other assets in excess of liabilities -- 1.7%                        288

TOTAL NET ASSETS -- 100.0%                                       $17,358

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                        $ 564
Unrealized depreciation                         (394)
Net unrealized appreciation                    $ 170

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1999. The date reflects the next rate change date.

** Put and demands features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

AMBAC -- AMBAC Indemnity Corp.

ETM -- Escrowed To Maturity

FGIC -- Financial Guaranty Insurance Co.

FHA -- Federal Housing Administration

FSA -- Insured by Financial Security Assurance

GO -- General Obligation

MBIA -- Municipal Bond Insurance Assoc.

See notes to financial statements.

THE VICTORY PORTFOLIOS                             Schedule of Investments
Ohio Municipal Bond Fund                                  October 31, 1999
(Amounts in Thousands, Except Shares)

                                             Shares or
                                             Principal          Market
Security Description                         Amount             Value

Municipal Bonds (96.2%)

General Obligations (40.1%):
County, City & Special District (10.1%):
Akron,
  4.55%, 12/1/08                             $      300         $    281
Bath Township Capital Appreciation,
  Real Estate Acquisition,
  0.00%, 12/1/07, AMBAC                             205              136
Bath Township Capital Appreciation,
  Real Estate Acquisition,
  0.00%, 12/1/08, AMBAC                             205              128
Butler County,
  5.60%, 12/1/09,
  Callable 12/1/06 @ 101, AMBAC                     355              366
Butler County,
  5.65%, 12/1/10,
  Callable 12/1/06 @ 101, AMBAC                     155              159
Cincinnati,
  6.30%, 12/1/15,
  Callable 6/1/05 @ 101 AMT                       1,250            1,317
Columbus Tax Increment,
  Easton Project,
  4.88%, 12/1/24,
  Callable 6/1/09 @ 101, AMBAC                    1,000              846
Columbus, Series 2,
  5.00%, 6/15/02                                    725              736
Columbus, Series 2,
  5.00%, 6/15/03                                  1,650            1,676
Crawford County
  Capital Appreciation,
  0.00%, 12/1/10, AMBAC                             300              164
Crawford County
  Capital Appreciation,
  0.00%, 12/1/13, AMBAC                             500              223
Erie County,
  5.63%, 10/1/19,
  Callable 10/1/09 @ 100, FGIC                      500              485
Lima,
  5.00%, 12/1/09, FGIC                              530              521
Lima,
  5.30%, 12/1/12, FGIC                            1,030            1,009
Madison County,
  7.00%, 12/1/19,
  Prerefunded 12/1/04
  @ 102, AMBAC                                      600              674
Maple Heights Capital Appreciation,
  0.00%, 12/1/07, FSA                               500              332
Maple Heights Capital Appreciation,
  0.00%, 12/1/08, FSA                               505              316
Maple Heights Capital Appreciation,
  0.00%, 12/1/10, FSA                               310              172
Monroe Falls, Series A,
  6.95%, 12/1/14,
  Callable 12/1/04 @ 101, AMBAC                   1,000            1,093
Newark Capital Appreciation,
  0.00%, 12/1/16, FGIC                            1,490              539
North Olmstead,
  6.20%, 12/1/11, AMBAC                           1,000            1,067
State Infrastructure Improvements,
  5.35%, 8/1/12,
  Callable 8/1/07 @ 101                           1,000              995
Summit County, Series A,
  6.90%, 8/1/12,
  Prerefunded 8/1/03 @ 100, AMBAC                   230              249
Summit County, Series A,
  6.90%, 8/1/12,
  Prerefunded 8/1/01 @ 102, AMBAC                   255              271
Toledo,
  5.63%, 12/1/11,
  Callable 12/1/06 @ 102, AMBAC                   1,000            1,021
Toledo,
  5.50%, 12/1/12,
  Callable 12/1/07 @ 102, FGIC                    1,085            1,088
Warren County Special Assessment,
  6.55%, 12/1/14                                    725              792
Westerville,
  4.50%, 12/1/18,
  Callable 12/1/09 @ 101                          1,000              825
Westlake,
  5.55%, 12/1/17,
  Callable 12/1/08 @ 101                          1,500            1,463
Westlake,
  5.50%, 12/1/20,
  Callable 12/1/08 @ 101                          1,000              956
                                                                  19,900

Education (22.7%):
Aurora City School District,
  6.15%, 12/1/24,
  Callable 12/1/09 @ 101, MBIA                      500              504
Avon Local School District,
  5.50%, 12/1/04, AMBAC                             465              483
Avon Local School District,
  5.55%, 12/1/05, AMBAC                             250              260
Batavia Local School District,
  7.00%, 12/1/14, MBIA                            1,500            1,701

Big Walnut Local School District,
  Capital Appreciation,
  0.00%, 12/1/09, AMBAC                      $      250         $    147
Brecksville-Broadview Heights
  City School District,
  6.50%, 12/1/16,
  Callable 12/1/06 @ 102, FGIC                    1,000            1,065
Brunswick City School
  District Improvements,
  3.30%, 12/1/99, AMBAC                             300              300
Brunswick City School
  District Improvements,
  3.60%, 12/1/00, AMBAC                             185              184
Brunswick City School
  District Improvements,
  3.70%, 12/1/01, AMBAC                             200              198
Brunswick City School
  District Improvements,
  5.13% 12/1/07, FGIC                               250              255
Brunswick City School
  District Improvements,
  6.00%, 12/1/26,
  Callable 12/1/09 @ 101, FGIC                    3,000            3,009
Delaware City School District,
  5.75%, 12/1/20,
  Callable 12/1/05 @ 101, FGIC                    1,000              984
Dublin City School District,
  Capital Appreciation,
  0.00%, 12/1/09, MBIA                            1,250              729
Edgewood City School District,
  Capital Appreciation, Series A,
  0.00%, 12/1/13, MBIA                            1,625              724
Edgewood City School District,
  Capital Appreciation, Series A,
  0.00%, 12/1/15, MBIA                            1,610              620
Edgewood City School District,
  Series A, 4.30%, 12/1/06, MBIA                    175              167
Fairfield City School District,
  TCRS, 7.45%, 12/1/14, FGIC                      1,000            1,184
Fostoria City School District,
  Capital Appreciation,
  0.00%, 12/1/10, MBIA                              375              207
Franklin City School District,
  Capital Appreciation,
  0.00%, 12/1/12, AMBAC                             280              135
Franklin City School District,
  Capital Appreciation,
  0.00%, 12/1/13, AMBAC                             280              127
Franklin City School District,
  Capital Appreciation,
  0.00%, 12/1/14, AMBAC                             280              119
Graham Local School District,
  Capital Appreciation,
  0.00%, 12/1/11, MBIA                              200              103
Graham Local School District,
  Capital Appreciation,
  0.00%, 12/1/12, MBIA                              200               97
Hamilton City School District
  Improvements, Series A,
  6.15%, 12/1/15                                    500              517
Hamilton City School District
  Improvements, Series A,
  6.15%, 12/1/16                                    600              619
Hamilton City School District
  Improvements, Series A,
  5.50%, 12/1/24,
  Callable 12/1/09 @ 101                          1,500            1,413
Hilliard Local School District,
  Series A, 5.00%, 12/1/20,
  Callable 12/1/06 @ 101, FGIC                    1,050              925
Indian Lake Local School
  District, Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/11, AMBAC                             250              129
Indian Lake Local School
  District, Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/12, AMBAC                             250              121
Indian Lake Local School
  District, Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/13, AMBAC                             250              113
Indian Lake Local School
  District, Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/14, AMBAC                             250              106
Indian Lake Local School
  District, Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/15, AMBAC                             250               99
Indian Lake Local School
  District, Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/16, AMBAC                             250               93
Indian Valley Local School District,
  7.00%, 12/1/14,
  Callable 12/1/05 @ 102, AMBAC                   2,500            2,787
Kettering City School
  District Improvements,
  5.25%, 12/1/22,
  Callable 12/1/05 @ 101, FGIC                    1,000              910

Lakeview Local School District,
  6.95%, 12/1/19,
  Callable 12/1/04 @ 102, AMBAC              $    1,250         $  1,401
Lakota Local School District,
  Capital Appreciation,
  0.00%, 12/1/08, FGIC                              320              198
Liberty Benton Local School District,
  Capital Appreciation,
  0.00%, 12/1/15, AMBAC                             570              224
Liberty Benton Local School
  District, Capital Appreciation,
  0.00%, 12/1/16, AMBAC                             285              105
Madison Local School District,
  5.75%,12/1/26,
  Callable 12/1/09 @ 101, MBIA                    5,000            4,917
Mount Vernon City School District,
  7.50%, 12/1/14,
  Callable 12/1/04 @ 101, FGIC                      500              558
Northwest Local School District,
  Capital Appreciation,
  0.00%, 12/1/13, AMBAC                             280              125
Northwest Local School District,
  Capital Appreciation,
  0.00%, 12/1/14, AMBAC                             280              117
Norwalk City School District,
  4.75%, 12/1/26,
  Callable 12/1/09 @ 100, AMBAC                   1,250            1,029
Olentangy Local School District,
  Series A, 6.25%, 12/1/14,
  Callable 12/1/04 @ 102                            500              543
Pickerington Local School
  District, Capital Appreciation,
  0.00%, 12/1/12, AMBAC                             870              417
Ridgemont Local School
  District, Capital Appreciation,
  0.00%, 12/1/10, AMBAC                             185              102
Ridgemont Local School
  District, Capital Appreciation,
  0.00%, 12/1/11, AMBAC                             185               96
Ridgemont Local School
  District, Capital Appreciation,
  0.00%, 12/1/12, AMBAC                             185               89
Ridgemont Local School
  District, Capital Appreciation,
  0.00%, 12/1/13, AMBAC                             185               84
Ridgemont Local School
  District, Capital Appreciation,
  0.00%, 12/1/14, AMBAC                             185               78
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/06, FGIC                              145              102
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/07, FGIC                              245              163
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/10, FGIC                              245              136
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/11, FGIC                              245              127
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/12, FGIC                              240              116
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/13, FGIC                              240              109
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/14, FGIC                              235              100
South-Western City School District,
  4.75%, 12/1/19,
  Callable 12/1/09 @ 100, AMBAC                   1,000              849
South-Western City School District,
  4.75%, 12/1/26,
  Callable 12/1/09 @ 100, AMBAC                   5,000            4,087
Springfield Local School District,
  Capital Appreciation,
  0.00%, 12/1/11, AMBAC                           1,715              880
Springfield Local School District,
  Capital Appreciation,
  0.00%, 12/1/12, MBIA                              340              162
Sycamore Community School District,
  4.75%, 12/1/19,
  Callable 12/1/08 @ 100, AMBAC                   1,000              849
Sycamore Community School
  District Improvements,
  Capital Appreciation,
  0.00%, 12/1/07                                    360              237
Tuscarawas Valley School District,
  Capital Appreciation,
  0.00%, 12/1/19, MBIA                              580              171

Twinsburg Local School District,
  5.90%, 12/1/21,
  Callable 12/1/06 @ 102, FGIC               $    2,000         $  2,001
Upper Arlington City
  School District,
  5.13%, 12/1/19,
  Callable 12/1/06 @ 101, MBIA                    2,500            2,249
Wadsworth City School District,
  0.00%, 12/1/07, FGIC                              555              365
Wadsworth City School District,
  0.00%, 12/1/08, FGIC                              555              344
Wadsworth City School District,
  Capital Appreciation,
  0.00%, 12/1/11, FGIC                              555              285
Wadsworth City School District,
  Capital Appreciation,
  0.00%, 12/1/12, FGIC                              575              276
                                                                  44,825

Miscellaneous (0.3%):
Belmont County Home Improvements,
  3.15%, 12/1/99, MBIA                              160              160
Belmont County Home Improvements,
  3.65%, 12/1/01, MBIA                              170              168
Belmont County Home Improvements,
  3.70%, 12/1/02, MBIA                              175              171
Belmont County Home Improvements,
  3.80%, 12/1/03, MBIA                              185              179
                                                                     678

Public Facilities (Convention, Sport,
Public Buildings) (0.8%):
Crawford County,
  Correctional Facilities,
  6.75%, 12/1/19,
  Prerefunded 12/1/04
  @ 102, AMBAC                                    1,385            1,541

Transportation (4.9%):
Greater Cleveland Regional
  Transit Authority, 5.60%, 12/1/11,
  Callable 12/1/06 @ 101, FGIC                    1,000            1,019
State Highway Capital Improvement,
  Series D, 4.50%, 5/1/07                         4,000            3,871
State Highway Capital Improvement,
  Series D, 4.50%, 5/1/08                         5,000            4,782
                                                                   9,672

Utility (Sewers, Telephone,
Electric) (1.3%):
Avon Route 83
  Sewer Improvements,
  6.50%, 12/1/15                                    335              359
Canton, Waterworks System,
  5.75%, 12/1/10,
  Callable 12/1/05 @ 102, AMBAC                     500              517
Huron County, Landfill Issue II,
  5.40%, 12/1/07, MBIA                              285              293
Huron County, Landfill Issue II,
  5.60%, 12/1/09,
  Callable 12/1/07 @ 102, MBIA                      320              332
Toledo, Sewer Improvements,
  6.10%, 12/1/14,
  Callable 12/1/04 @ 102, AMBAC                   1,000            1,040
                                                                   2,541

Total General Obligations                                         79,157

Revenue Bonds (56.1%):
County, City & Special District (0.7%):
Akron Pension,
  4.75%, 12/1/23,
  Callable 12/1/10 @ 101, AMBAC                   1,750            1,459

Education (16.4%):
Franklin County IDR, Columbus
  College of Art & Design,
  6.00%, 9/1/13,
  Callable 9/1/00 @ 102,
  LOC Bank One                                    1,310            1,304
State Education Loan,
  Series A-1, 5.85%, 12/1/19,
  Callable 6/1/07 @ 102, AMBAC AMT                1,500            1,438
State Higher Educational Facility
  Revenue, Series II-A,
  4.50% 11/1/08                                   5,900            5,550
State Higher Educational
  Facility Revenue, John
  Carroll University Project,
  5.05%, 4/1/04                                     150              151
State Higher Educational
  Facility Revenue, Ohio
  Northern University,
  3.70%, 5/1/01                                     250              247
State Higher Educational Facility
  Revenue, Series II-A,
  5.00%, 11/1/13,
  Callable 11/1/08 @100                           4,500            4,207

State Higher Educational
  Facility Revenue,
  University of Dayton,
  5.20%, 12/1/10,
  Callable 12/1/07 @ 101, AMBAC              $      250         $    249
State Higher Educational
  Facility Revenue,
  Wittenberg University,
  3.55%, 6/1/01, AMBAC                              340              336
State Higher Educational
  Facility Revenue,
  Xavier University,
  6.00%, 5/15/08,
  Callable 5/15/07 @ 102, MBIA                      500              531
State Public Facilities Commission,
  Higher Education Facilities,
  Series II-B, 4.50%, 6/1/02, MBIA                2,500            2,505
State Public Facilities Commission,
  Higher Education Facilities,
  Series II-B, 4.63%, 12/1/02                     3,150            3,168
State Public Facilities Commission,
  Higher Education Facilities,
  Series II-B, 5.00%, 11/1/03, MBIA               4,000            4,064
State Public Facilities Commission,
  Higher Education Facilities,
  Series II-B, 4.50%, 12/1/03                     1,800            1,794
State Public Facilities Commission,
  Higher Education Facilities,
  Series II-B, 5.00% 11/1/04, MBIA                1,880            1,908
State Special Obligation,
  Elementary & Secondary
  Education Facilities, Series A,
  5.00%, 6/1/07, AMBAC                            2,215            2,225
State Special Obligation,
  Elementary & Secondary
  Education Facilities, Series B,
  5.00%, 12/1/06, FSA                             1,750            1,761
University of Akron,
  General Receipts,
  5.00%, 1/1/02, AMBAC                              440              445
University of Akron,
  General Receipts,
  5.25%, 1/1/22,
  Callable 1/1/07 @ 102, AMBAC                      700              638
                                                                  32,521

Hospitals, Nursing Homes
& Health Care (11.0%):
Athens County Mental Health,
  Kevin Coleman Foundation,
  5.90%, 3/1/09,
  Callable 3/1/03 @ 102,
  LOC National City Bank                            545              549
Cuyahoga County Health Care
  Facilities, Benjamin Rose
  Institute Project, Series A,
  5.30%, 12/1/25,
  Prerefunded 12/1/02 @ 101,
  LOC Society National Bank                         500              515
Cuyahoga County Hospital, Fairview
  General Hospital Project,
  6.25%, 8/15/10,
  Callable 2/15/03 @ 102                            500              524
Cuyahoga County Hospital,
  University Hospital Health,
  5.00%, 1/15/01, AMBAC                           1,010            1,019
Cuyahoga County Hospital,
  University Hospital Health,
  5.00%, 1/15/02, AMBAC                           1,060            1,072
Cuyahoga County Hospital,
  University Hospital Health,
  4.50%, 1/15/03, AMBAC                             915              913
Franklin County Hospital,
  Worthington Village,
  7.00%, 8/1/16,
  Callable 8/1/00 @ 102, FHA                        605              613
Garfield Heights, Marymont Hospital,
  6.70%, 11/15/15,
  Prerefunded 11/15/02 @ 102                      1,000            1,081
Hamilton County Health Care
  Facilities, Twin Towers,
  5.75%, 10/1/08                                    755              762
Hamilton County Hospital Facilities,
  Deaconess Hospital,
  7.00%, 1/1/12,
  Callable 7/1/02 @ 102                           2,150            2,265
Lake County Hospital,
  Improvement Facilities,
  6.38%, 8/15/03, AMBAC                           1,200            1,243
Lorain County Hospital, Catholic
  Healthcare Partners, Series A,
  4.70%, 9/1/05, AMBAC                              500              493
Lorain County Hospital, Catholic
  Healthcare Partners, Series A,
  4.90%, 9/1/07, AMBAC                              500              492

Lucas County Hospital,
  Promedica Healthcare,
  5.75%, 11/15/14,
  Callable 11/15/06 @ 102, MBIA              $    2,000         $  1,979
Lucas County Hospital,
  The Toledo Hospital,
  5.00%, 11/15/22,
  Callable 11/15/03 @ 102, MBIA                     500              431
Mahoning County Hospital
  Facilities, YHA Project,
  Series A, 7.00%, 10/15/14,
  Callable 10/15/00 @ 102,
  Prerefunded 10/15/02 @ 100, MBIA                  855              896
Parma Hospital Improvement,
  Parma Community
  General Hospital,
  5.25%, 11/1/13,
  Callable 11/1/08 @ 101                          1,000              909
Portage County Hospital,
  Robinson Memorial Hospital,
  6.50%, 11/15/03, MBIA                             635              679
Portage County Hospital,
  Robinson Memorial Hospital,
  6.50%, 11/15/04, MBIA                             675              728
Portage County Hospital,
  Robinson Memorial Hospital,
  6.50%, 11/15/05, MBIA                             715              775
Portage County Hospital,
  Robinson Memorial Hospital,
  5.50%, 11/15/14,
  Callable 11/15/09 @ 101, AMBAC                  2,000            1,931
Westlake IDR, Westbay I & II Projects,
  Series A, 6.40%, 8/1/09,
  Callable 12/13/99 @ 103, FNMA                   1,755            1,779
                                                                  21,648

Housing (8.0%):
Cuyahoga County Multifamily,
  Dalebridge Apartments,
  6.60%, 10/20/30,
  Callable 10/20/05 @ 102,
  GNMA AMT                                        2,000            2,086
Cuyahoga County Multifamily,
  Water Street Assoc.,
  5.60%, 6/20/08, GNMA AMT                          370              374
Cuyahoga County Multifamily,
  Water Street Assoc.,
  6.15%, 12/20/26,
  Callable 6/20/08 @ 105,
  GNMA AMT                                          850              851
Franklin County Mortgage,
  Briggs/Wedgewood, Series C,
  5.35%, 11/20/12,
  Callable 11/20/07 @ 103,
  GNMA AMT                                        1,000              973
Greater Cincinnati Elderly
  Housing Finance Corp.,
  Walnut Towers, Series A,
  6.90%, 8/1/25,
  Callable 8/1/04 @ 102, FHA                      2,020            2,094
Lucas-Northgate Housing
  Development Corp.,
  8.13%, 1/1/25,
  Prerefunded 1/3/00 @ 102, MBIA                    375              383
Montgomery County Multifamily
  Housing, Creekside Villas Project,
  Series A, 6.00% 9/1/31
  Callable 9/1/09 @ 100, FSA AMT                  5,000            4,821
Ohio Capital Corp., Housing
  Management, Bucyrus Estate,
  5.75%, 7/1/06,
  Callable 7/1/05 @ 102, MBIA                       195              199
Ohio Capital Corp., Housing
  Management, Kent Gardens,
  6.35%, 7/1/15,
  Callable 1/1/03 @ 101, MBIA                     1,000            1,022
Ohio Capital Corp., Housing
  Management, Series A,
  7.70%, 1/1/25,
  Callable 1/1/00 @ 102, MBIA                       540              552
Ohio Capital Corp., Housing
  Management, Springhill
  Homes, Series C,
  6.50%, 7/1/24,
  Callable 1/1/03 @ 103, MBIA                       920              947
Ohio Housing Finance Agency,
  Residential A-1, RMK,
  6.15%, 3/1/29,
  Callable 9/1/07 @ 102, GNMA AMT                 1,475            1,488
                                                                  15,790

Industrial Development (1.7%):
Broadview Heights IDR,
  Royalview, Series A,
  6.25%, 7/1/13,
  Callable 12/13/99 @ 103, FHA                    1,075            1,108
Cuyahoga County IDR,
  Southwest Assoc. Project,
  6.50%, 6/1/16,
  Callable 12/1/04 @ 102, FHA                     2,185            2,202
                                                                   3,310

Public Facilities (Convention, Sport,
Public Buildings) (5.3%):
Cuyahoga County, Gateway Economic
  Development Corp., Greater
  Cleveland Ohio Stadium,
  6.50%, 9/15/14,
  Callable 9/15/03 @ 102,
  County Guaranteed AMT                      $    2,300         $  2,280
State Building Authority,
  Administration Building,
  Series A, 4.50%, 10/1/09                        1,000              927
State Building Authority,
  Administration Building,
  Series A, 4.75%, 10/1/17,
  Callable 10/1/08 @ 101                          1,000              858
State Building Authority,
  Adult Correctional Facilities,
  Series A, 6.00%, 10/1/07,
  Callable 10/1/03 @ 102                          2,000            2,095
State Building Authority,
  Adult Correctional Facilities,
  Series A, 6.13%, 10/1/12,
  Callable 10/1/03 @ 102                          1,000            1,036
State Building Authority,
  DAS Data Center Project,
  Series A, 5.13%, 10/1/07                          500              503
State Building Authority,
  Juvenile Correctional Facilities,
  Series A, 5.25%, 10/1/16,
  Callable 4/1/09 @ 101                           1,200            1,117
State Building Authority,
  Sports Facilities Building,
  Series A, 5.00%, 10/1/07, FSA                     200              200
Toledo-Lucas County Lodging Tax,
  Convention Center Project,
  5.50%, 10/1/10,
  Callable 10/1/06 @ 102, MBIA                      500              510
Toledo-Lucas County Lodging Tax,
  Convention Center Project,
  5.70%, 10/1/15,
  Callable 10/1/06 @ 102, MBIA                    1,000              997
                                                                  10,523

Public Improvements (3.7%):
Franklin County Development,
  American Chemical
  Society Project,
  4.50%, 10/1/02                                  1,800            1,790
Franklin County Development,
  American Chemical
  Society Project,
  4.50%, 10/1/04                                  1,350            1,320
Franklin County Development,
  American Chemical
  Society Project,
  5.00%, 10/1/06                                  2,500            2,474
State Economic Development,
  ABS Industries, Inc. Project,
  6.00%, 6/1/04 AMT                                 500              515
State Economic Development,
  Ohio Enterprise Board Fund,
  Series 2, 5.60%, 6/1/02 AMT                       345              351
State Economic Development,
  Ohio Enterprise Board Fund,
  Series 4, 6.50%, 12/1/09,
  Callable 12/1/04 @ 102 AMT                        815              820
                                                                   7,270

Transportation (2.1%):
State Infrastructure Highway,
  5.00%, 12/15/07                                 2,000            1,997
State Infrastructure Highway,
  5.00%, 12/15/08                                 2,000            1,983
State Turnpike, Series B,
  4.50%, 2/15/24,
  Callable 8/15/08 @ 101, FGIC                      200              158
                                                                   4,138

Utility (Sewers, Telephone,
Electric) (7.2%):
Cleveland Public Power Systems,
  Series A, 7.00%, 11/15/16,
  Prerefunded 11/15/04
  @ 102, MBIA                                       750              840
Cleveland Public Power Systems,
  Series A, 7.00%, 11/15/24,
  Prerefunded 11/15/04
  @ 102, MBIA                                     1,985            2,223
Cleveland Waterworks,
  5.75%, 1/1/21,
  Prerefunded 1/1/06 @ 102, MBIA                    940              999
Cuyahoga County Utility System,
  Medical Center Co. Project,
  Series B, 5.85%, 8/15/10,
  Callable 8/15/05 @ 102,
  MBIA AMT                                        1,500            1,531
Dayton Water System,
  4.15%, 12/1/07, FSA                               500              464
Green County Sewer System,
  Governmental Enterprise,
  5.13%, 12/1/20,
  Callable 12/1/08 @ 102, MBIA                      750              673

Huber Heights Water Systems,
  Capital Appreciation,
  0.00%, 12/1/24, MBIA                       $    1,000         $    219
Huber Heights Water Systems,
  Capital Appreciation,
  0.00%, 12/1/25, MBIA                            1,000              206
Ravenna Waterworks,
  3.50%, 12/1/99, AMBAC                             295              295
Ravenna Waterworks,
  3.60%, 12/1/00, AMBAC                             255              254
Ravenna Waterworks,
  3.70%, 12/1/01, AMBAC                             265              261
Ravenna Waterworks,
  3.80%, 12/1/02, AMBAC                             270              264
Ravenna Waterworks,
  3.90%, 12/1/03, AMBAC                             280              271
Southwest Regional Water,
  6.00%, 12/1/20,
  Callable 12/1/05 @ 101, MBIA                      500              503
State Water Development
  Authority, Dayton Power
  & Light, Series C,
  6.40%, 8/15/27,
  Callable 8/15/02 @ 102                          3,250            3,288
State Water Development
  Authority, North Star
  BHP Steel-Cargill,
  6.30%, 9/1/20,
  Callable 9/1/05 @ 102 AMT                       1,000              995
Wilmington Water,
  5.25%, 6/15/29,
  Callable 6/15/08 @ 101, AMBAC                   1,000              910
                                                                  14,196

Total Revenue Bonds                                              110,855

Total Municipal Bonds (Cost $192,153)                            190,012

Investment Companies (1.6%)

Federated Ohio Municipal
  Cash Trust Fund                             3,127,980            3,128

Total Investment Companies (Cost $3,128)                           3,128

Total Investments (Cost $195,281) (a) -- 97.8%                   193,140

Other assets in excess of liabilities -- 2.2%                      4,302

TOTAL NET ASSETS -- 100.0%                                      $197,442

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $26. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation                      $ 2,474
Unrealized depreciation                       (4,641)
Net unrealized depreciation                  $(2,167)

AMBAC -- AMBAC Indemnity Corp.

AMT -- Alternative Minimum Tax

FGIC -- Insured by Financial Guaranty Insurance Corp.

FHA -- Federal Home Association

FNMA -- Federal National Mortgage Assoc.

FSA -- Insured by Financial Security Assurance

GNMA -- -Insured by Government National Mortgage Association

IDR -- Industrial Development Revenue

LOC -- Letter of Credit

MBIA -- Insured by Municipal Bond Insurance Association

RMK -- Remarketed

See notes to financial statements.

                                      Statements of Assets and Liabilities
THE VICTORY PORTFOLIOS                                    October 31, 1999
(Amounts in Thousands, Except Per Share Amounts)

                                                                          National           New York       Ohio
                                                                          Municipal          Tax-Free       Municipal
                                                                          Bond               Fund Fund      Bond Fund

ASSETS:
Investments, at value
  (Cost $42,127; $16,900; & $195,281)                                     $42,077            $17,070        $193,140
Interest and dividends receivable                                             514                311           3,163
Receivable for capital shares issued                                           66                 --              --
Receivable from brokers for investments sold                                   20                 --           1,833
Receivable from Affiliates                                                     18                  2               3
Prepaid expenses and other assets                                               8                  8              --

        Total Assets                                                       42,703             17,391         198,139

LIABILITIES:
Payable to Custodian                                                           --                 --               3
Dividends payable                                                              15                 --               1
Payable to brokers for investments purchased                                2,691                 --             500
Payable for capital shares redeemed                                            27                 11              49
Accrued expenses and other payables:
    Investment advisory fees                                                    9                  5              65
    Administration fees                                                         1                 --               4
    Custodian fees                                                              1                 --               5
    Transfer agent fees                                                        12                  7              18
    Shareholder service fees -- Class A                                        10                  5              16
    Shareholder service and 12b-1 fees -- Class B                               2                  3              --
    Shareholder service and 12b-1 fees -- Class G                              --                 --              26
    Other                                                                       3                  2              10

        Total Liabilities                                                   2,771                 33             697

NET ASSETS:
Capital                                                                    39,791             17,193         200,037
Undistributed net investment income                                            12                 13              69
Net unrealized appreciation/depreciation from investments                     (50)               170          (2,141)
Accumulated undistributed net realized gains (losses)/
  (distribution in excess) from investment transactions                       179                (18)           (523)

        Net Assets                                                        $39,932            $17,358        $197,442

Net Assets
    Class A                                                               $37,579            $14,084        $ 74,984
    Class B                                                                 2,353              3,274
    Class G                                                                                                  122,458

        Total                                                             $39,932            $17,358        $197,442

Outstanding units of beneficial interest (shares)
    Class A                                                                 3,694              1,175           6,750
    Class B                                                                   231                273
    Class G                                                                                                   11,039

        Total                                                               3,925              1,448          17,789

Net asset value
    Redemption price per share -- Class A                                 $ 10.17            $ 11.99        $  11.11
    Offering price per share -- Class B<F1>                               $ 10.17            $ 11.99
    Offering and Redemption price per share -- Class G                                                      $  11.09

Maximum sales charge                                                         5.75%              5.75%           5.75%

Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent) -- Class A                    $ 10.79            $ 12.72        $  11.79


<F1> Redemption price per Class B share varies based on length of time held.



See notes to financial statements.

                                                  Statements of Operations
THE VICTORY PORTFOLIOS                 For the Year Ended October 31, 1999
(Amounts in Thousands)

                                                                National               New York              Ohio
                                                                Municipal              Tax-Free              Municipal
                                                                Bond                   Fund Fund             Bond Fund

Investment Income:
Interest income                                                 $ 2,148                $ 1,076               $ 7,750
Dividend income                                                      72                     15                   154

        Total Income                                              2,220                  1,091                 7,904

Expenses:
Investment advisory fees                                            262                    104                   931
Administration fees                                                  72                     28                   233
Shareholder service fees -- Class A                                 107                     32                   197
Shareholder service fees and 12b-1 fees -- Class B                   26                     35                    --
Shareholder service fees and 12b-1 fees -- Class G                   --                     --                   182
Accounting fees                                                      57                     51                    74
Custodian fees                                                       14                      6                    37
Legal and audit fees                                                  5                      4                    11
Trustees' fees and expenses                                           1                      1                     5
Transfer agent fees                                                  44                     26                    36
Registration and filing fees                                         22                      9                    26
Printing fees                                                         7                      4                    13
Other                                                                 4                      2                     8

        Total Expenses                                              621                    302                 1,753

Expenses voluntarily reduced                                       (179)                   (64)                 (340)

        Expenses before reimbursement from distributor              442                    238                 1,413
        Expenses reimbursed by distributor                           --                    (20)                   (4)

        Net Expenses                                                442                    218                 1,409

Net Investment Income                                             1,778                    873                 6,495

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions            179                    (16)                 (523)
Change in unrealized appreciation/depreciation
  from investments                                               (2,358)                (1,182)               (7,432)

Net realized/unrealized gains (losses) from investments          (2,179)                (1,198)               (7,955)

Change in net assets resulting from operations                  $  (401)               $  (325)              $(1,460)


See notes to financial statements.

THE VICTORY PORTFOLIOS                 Statements of Changes in Net Assets
(Amounts in Thousands)

                                             National Municipal              New York               Ohio Municipal
                                                  Bond Fund                Tax-Free Fund               Bond Fund

                                           Year          Year          Year         Year         Year         Year
                                           Ended         Ended         Ended        Ended        Ended        Ended
                                           October 31,   October 31,   October 31,  October 31,  October 31,  October 31,
                                           1999          1998          1999         1998         1999         1998

From Investment Activities:
Operations:
    Net investment income                  $  1,778      $  2,136      $   873      $   972      $  6,495     $  3,424
    Net realized gains (losses) from
      investment transactions                   179         1,227          (16)          (2)         (523)       1,285
    Net change in unrealized
      appreciation/depreciation
      from investments                       (2,358)          794       (1,182)         220        (7,432)       1,527

Change in net assets resulting
  from operations                              (401)        4,157         (325)       1,190        (1,460)       6,236

Distributions to Shareholders:
    From net investment income:
        Class A                              (1,726)       (2,055)        (738)        (839)       (3,392)      (3,428)
        Class B                                 (70)          (67)        (134)        (129)           --           --
        Class G                                  --            --           --           --        (3,059)          --
    From net realized gains from
      investment transactions                (1,095)           --           --          (35)         (711)        (663)
    In excess of net realized gains from
      investment transactions                    --            --           --           (2)         (574)          --

Change in net assets from
  distributions to shareholders              (2,891)       (2,122)        (872)      (1,005)       (7,736)      (4,091)

Capital Transactions:
    Proceeds from shares issued              12,771        17,480        4,093        7,095        40,708       16,324
    Proceeds from shares issued in
      connection with acquisition                --            --           --           --       118,155           --
    Dividends reinvested                      2,135         1,668          583          718         4,149          917
    Cost of shares redeemed                 (21,366)      (21,492)      (7,631)      (4,554)      (39,078)     (14,725)

Change in net assets from
  capital transactions                       (6,460)       (2,344)      (2,955)       3,259       123,934        2,516

Change in net assets                         (9,752)         (309)      (4,152)       3,444       114,738        4,661

Net Assets:
    Beginning of period                      49,684        49,993       21,510       18,066        82,704       78,043

    End of period                          $ 39,932      $ 49,684      $17,358      $21,510      $197,442     $ 82,704

Share Transactions:
    Issued                                    1,205         1,636          324          557         3,513        1,377
    Issued in connection with acquisition        --            --           --           --        10,429           --
    Reinvested                                  202           156           47           57           362           78
    Redeemed                                 (2,034)       (1,997)        (603)        (358)       (3,387)      (1,243)

Change in shares                               (627)         (205)        (232)         256        10,917          212


See notes to financial statements.

THE VICTORY PORTFOLIOS                                Financial Highlights
For a Share Outstanding Throughout Each Period    (Continued on Next Page)

                                                                    National Municipal Bond Fund

                                                                               Class A

                                             Year         Year         Year         Year         Six Months    Year
                                             Ended        Ended        Ended        Ended        Ended         Ended
                                             October 31,  October 31,  October 31,  October 31,  October 31,   April 30,
                                             1999         1998         1997         1996         1995<F4>      1995<F5>

Net Asset Value, Beginning of Period         $ 10.92      $ 10.51      $ 10.16      $ 10.06      $  9.59       $ 9.64

Investment Activities
    Net investment income                       0.41         0.43         0.45         0.44         0.24         0.44
    Net realized and unrealized
      gains (losses) from investments          (0.51)        0.41         0.35         0.13         0.46        (0.05)

        Total from Investment Activities       (0.10)        0.84         0.80         0.57         0.70         0.39

Distributions
    Net investment income                      (0.41)       (0.43)       (0.45)       (0.44)       (0.23)       (0.44)
    In excess of net realized gains               --           --           --        (0.03)          --           --
    Net realized gains                         (0.24)          --           --           --           --           --

        Total Distributions                    (0.65)       (0.43)       (0.45)       (0.47)       (0.23)       (0.44)

Net Asset Value, End of Period               $ 10.17      $ 10.92      $ 10.51      $ 10.16      $ 10.06       $ 9.59

Total Return (excludes sales charges)          (0.99)%       8.15%        8.10%        5.83%        7.39%<F2>    4.21%

Ratios/Supplemental Data:
Net Assets, End of Period (000)              $37,579      $47,296      $47,705      $36,958      $11,964       $5,118
Ratio of expenses to
  average net assets                            0.86%        0.67%        0.36%        0.29%        0.02%<F3>    0.20%
Ratio of net investment income
  (loss) to average net assets                  3.80%        4.02%        4.43%        4.37%        5.11%<F3>    5.01%
Ratio of expenses to
  average net assets<F1>                        1.24%        1.22%        1.27%        1.35%        2.57%<F3>    3.95%
Ratio of net investment income
  to average net assets<F1>                     3.42%        3.47%        3.52%        3.31%        2.56%<F3>    1.26%
Portfolio turnover <F6>                          127%         152%         154%         143%          72%          52%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Effective June 5, 1995, the Victory National Municipal Bond Portfolio
became the National Municipal Bond Fund.

<F5> Effective September 26, 1994, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

THE VICTORY PORTFOLIOS                     Financial Highlights--continued
For a Share Outstanding Throughout Each Period

                                                                   National Municipal Bond Fund

                                                                             Class B

                                            Year         Year         Year         Year         Six Months   September 26,
                                            Ended        Ended        Ended        Ended        Ended        1994 to
                                            October 31,  October 31,  October 31,  October 31,  October 31,  April 30,
                                            1999         1998         1997         1996         1995<F4>     1995<F5>

Net Asset Value, Beginning of Period        $10.91       $10.51       $10.16       $10.07       $ 9.59       $9.53

Investment Activities
    Net investment income                     0.27         0.31         0.33         0.35         0.20        0.28
    Net realized and unrealized
      gains (losses) from investments        (0.49)        0.40         0.34         0.13         0.47        0.05

        Total from Investment Activities     (0.22)        0.71         0.67         0.48         0.67        0.33

Distributions
    Net investment income                    (0.28)       (0.31)       (0.32)       (0.35)       (0.19)      (0.27)
    In excess of net investment income          --           --           --        (0.01)          --          --
    In excess of net realized gains             --           --           --        (0.03)          --          --
    Net realized gains                       (0.24)          --           --           --           --          --

        Total Distributions                  (0.52)       (0.31)       (0.32)       (0.39)       (0.19)      (0.27)

Net Asset Value, End of Period              $10.17       $10.91       $10.51       $10.16       $10.07       $9.59

Total Return (excludes sales charges)        (2.09)%       6.88%        6.74%        4.85%        6.99%<F2>   3.54%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $2,353       $2,388       $2,288       $1,808       $  456       $ 147
Ratio of expenses to
  average net assets                          2.10%        1.81%        1.60%        1.20%        0.96%<F3>  (0.05)%<F3>
Ratio of net investment income
  (loss) to average net assets                2.55%        2.88%        3.18%        3.50%        4.15%<F3>   4.35%<F3>
Ratio of expenses to
  average net assets<F1>                      2.48%        2.34%        2.62%        2.17%        3.67%<F3>   2.63%<F3>
Ratio of net investment income
  to average net assets<F1>                   2.17%        2.35%        2.16%        2.53%        1.44%<F3>   1.67%<F3>
Portfolio turnover <F6>                        127%         152%         154%         143%          72%         52%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Effective June 5, 1995, the Victory National Municipal Bond Portfolio
became the National Municipal Bond Fund.

<F5> Effective September 26, 1994, the Fund designated the existing shares as
Class A Shares and commenced offering Class B Shares.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

THE VICTORY PORTFOLIOS             Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                New York Tax-Free Fund

                                              Class A                                              Class B

                                        Year Ended October 31,                              Year Ended October 31,

                            1999      1998      1997      1996      1995<F2>       1999     1998     1997     1996     1995<F2>

Net Asset Value,
  Beginning of Period       $ 12.80   $ 12.68   $ 12.73   $ 12.85   $ 12.39        $12.80   $12.69   $12.74   $12.86   $12.39

Investment Activities
    Net investment income      0.61      0.61      0.68      0.68      0.87          0.48     0.49     0.57     0.57     0.85
    Net realized and
      unrealized gains
      (losses) from
      investments             (0.81)     0.14      0.03     (0.11)     0.42         (0.81)    0.12     0.03    (0.10)    0.36

        Total from
          Investment
          Activities          (0.20)     0.75      0.71      0.57      1.29         (0.33)    0.61     0.60     0.47     1.21

Distributions
    Net investment income     (0.61)    (0.61)    (0.72)    (0.68)    (0.83)        (0.48)   (0.48)   (0.56)   (0.57)   (0.74)
    In excess of net
      investment income          --        --        --        --        --            --       --    (0.05)   (0.01)      --
    Net realized gains           --     (0.02)    (0.04)    (0.01)       --            --    (0.02)   (0.04)   (0.01)      --

        Total Distributions   (0.61)    (0.63)    (0.76)    (0.69)    (0.83)        (0.48)   (0.50)   (0.65)   (0.59)   (0.74)

Net Asset Value,
  End of Period             $ 11.99   $ 12.80   $ 12.68   $ 12.73   $ 12.85        $11.99   $12.80   $12.69   $12.74   $12.86

Total Return
  (excludes sales charges)    (1.74)%    6.12%     5.77%     4.53%    10.82%        (2.70)%   4.96%    4.88%    3.72%   10.18%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)       $14,084   $18,073   $15,335   $13,754   $15,374        $3,274   $3,437   $2,731   $2,515   $1,953
Ratio of expenses to
  average net assets           0.95%     0.94%     0.94%     0.93%     1.16%         2.01%    1.99%    1.82%    1.65%    2.02%
Ratio of net investment
  income to average
  net assets                   4.82%     4.85%     5.32%     5.25%     5.50%         3.76%    3.81%    4.46%    4.52%    5.94%
Ratio of expenses to
  average net assets<F1>       1.42%     1.35%     1.49%     1.58%     1.96%         2.35%    2.36%    2.68%    2.34%    2.25%
Ratio of net investment
  income to average
  net assets<F1>               4.35%     4.44%     4.77%     4.60%     4.70%         3.42%    3.44%    3.60%    3.83%    5.71%
Portfolio turnover <F3>          28%       38%       11%       --        18%           28%      38%      11%      --       18%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995 the Victory New York Tax-Free Portfolio became the
New York Tax-Free Fund.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                    Ohio Municipal Bond Fund

                                                                                                      Class G
                                                                   Class A Shares                     Shares

                                                                                                      March 26,
                                                                                                      1999
                                                                Year Ended October 31,                through
                                                                                                      October 31,
                                                 1999       1998       1997       1996      1995      1999<F4><F5>

Net Asset Value, Beginning of Period             $ 12.04    $ 11.72    $ 11.43    $ 11.32   $ 10.33   $  11.79

Investment Activities
    Net investment income                           0.49       0.51       0.53       0.54      0.52       0.28
    Net realized and unrealized
      gains (losses) from investments              (0.75)      0.42       0.29       0.11      1.00      (0.70)

        Total from Investment Activities           (0.26)      0.93       0.82       0.65      1.52      (0.42)

Distributions
    Net investment income                          (0.49)     (0.51)     (0.53)     (0.54)    (0.52)     (0.28)
    In excess of net investment income                --         --         --         --     (0.01)        --
    Net realized gains                             (0.10)     (0.10)        --         --        --         --
    In excess of net realized gains                (0.08)        --         --         --        --         --

        Total Distributions                        (0.67)     (0.61)     (0.53)     (0.54)    (0.53)     (0.28)

Net Asset Value, End of Period                   $ 11.11    $ 12.04    $ 11.72    $ 11.43   $ 11.32   $  11.09

Total Return (excludes sales charges)              (2.29)%     8.18%      7.37%      5.87%    15.03%     (3.59)%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                  $74,984    $82,704    $78,043    $73,463   $60,031   $122,458
Ratio of expenses to
  average net assets                                0.92%      0.91%      0.89%      0.89%     0.66%      0.90%<F3>
Ratio of net investment income
  to average net assets                             4.20%      4.31%      4.60%      4.72%     4.78%      4.18%<F3>
Ratio of expenses to
  average net assets<F1>                            1.14%      1.13%      0.99%      1.05%     0.94%      1.12%<F3>
Ratio of net investment income
  to average net assets<F1>                         3.98%      4.09%      4.50%      4.56%     4.49%      3.96%<F3>
Portfolio turnover <F6>                              112%        95%        74%        81%      125%       112%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Period from commencement of operations.

<F5> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the
Victory Ohio Municipal Bond Fund.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Balanced Fund                                                 October 31, 1999
(Amounts in Thousands, Except Shares)

                                                Shares or
                                                Principal       Market
Security Description                            Amount          Value

Commercial Paper (3.9%)

General Electric Capital Corp.,
  5.33%, 11/1/99                                $ 17,105        $ 17,105

Total Commercial Paper (Cost $17,105)                             17,105

Common Stocks (52.5%)

Aerospace/Defense (0.8%):
AlliedSignal, Inc.                                41,400           2,357
Boeing Co.                                        20,000             921
                                                                   3,278

Aluminum (0.7%):
Alcoa, Inc. (d)                                   48,400           2,940

Automobiles (0.6%):
General Motors Corp.                              35,000           2,459

Banks (4.6%):
Bank of America Corp.                             54,090           3,482
First Union Corp.                                 86,700           3,701
Mellon Financial Corp.                           148,000           5,466
National City Corp.                               61,000           1,800
U.S. Bancorp (d)                                  30,000           1,112
Wells Fargo Co.                                   95,000           4,548
                                                                  20,109

Beverages (0.3%):
Pepsico, Inc.                                     40,000           1,388

Chemicals -- General (0.6%):
Air Products & Chemicals, Inc.                    71,000           1,953
Sigma-Aldrich (d)                                 20,000             570
                                                                   2,523

Computers & Peripherals (2.7%):
Cisco Systems, Inc. (b)                           56,000           4,144
Hewlett-Packard Co.                               33,800           2,503
International Business Machines Corp.             51,000           5,017
                                                                  11,664

Containers (0.0%):
Sonoco Products Co.                                8,000             192

Cosmetics & Related (0.5%):
Avon Products (d)                                 69,200           2,232

Diversified (0.3%):
Berkshire Hathaway, Inc. (b)                         619           1,294

Electrical Equipment (0.7%):
Emerson Electric Co.                              53,200           3,195

Financial Services (2.7%):
Fannie Mae (d)                                    78,200        $  5,533
Franklin Resources, Inc.                         110,000           3,850
Household International, Inc.                     55,000           2,454
                                                                  11,837

Food Processing &
  Packaging (1.5%):
Conagra, Inc.                                     98,000           2,554
Sara Lee Corp.                                   141,000           3,816
                                                                   6,370

Food Products (0.7%):
General Mills, Inc.                               33,000           2,877

Forest Products --
   Lumber & Paper (0.5%):
Bowater, Inc.                                     24,000           1,260
Mead Corp.                                        28,000           1,008
                                                                   2,268

Health Care (1.0%):
Columbia HCA Healthcare Corp.                     92,500           2,232
Medtronic, Inc.                                   56,000           1,939
                                                                   4,171

Household Goods -- Appliances,
  Furnishings & Electronics (0.4%):
Newell Rubbermaid, Inc.                           49,600           1,717

Industrial Goods & Services (0.3%):
Parker Hannifin Corp.                             30,000           1,374

Insurance (2.5%):
Allstate Corp.                                   147,884           4,253
American General Corp.                            15,000           1,113
Everest Reinsurance Holdings, Inc.                30,500             785
Lincoln National Corp.                            75,000           3,459
Torchmark Corp.                                   45,000           1,403
                                                                  11,013

Machinery & Equipment (0.1%):
Deere & Co.                                       15,000             544

Manufacturing -- Miscellaneous (2.0%):
General Electric Co.                              46,300           6,277
Textron, Inc.                                     28,800           2,223
                                                                   8,500

Media (1.8%):
Time Warner, Inc.                                 41,000           2,857
Viacom, Inc. (b)                                 107,400           4,806
                                                                   7,663

Oil & Gas Exploration,
  Production & Services (1.4%):
Enron Corp.                                      120,200        $  4,800
USX-Marathon Group, Inc.                          40,000           1,165
                                                                   5,965

Oil-Integrated Companies (5.3%):
Amerada Hess Corp.                                18,000           1,033
Chevron Corp.                                     67,001           6,117
Mobil Corp.                                       48,400           4,671
Phillips Petroleum Co.                            44,600           2,074
Royal Dutch Petroleum Co.                          4,900             294
Texaco, Inc.                                     111,000           6,812
Unocal Corp.                                      51,000           1,760
                                                                  22,761

Oilfield Services &
  Equipment (1.1%):
Baker Hughes, Inc.                                54,600           1,525
Schlumberger Ltd.                                 52,000           3,150
                                                                   4,675

Paper Products (0.4%):
International Paper Co.                           35,000           1,842

Pharmaceuticals (4.1%):
Abbott Laboratories (d)                           75,000           3,028
American Home Products Corp.                      53,800           2,811
Bristol-Myers Squibb Co.                          56,000           4,302
Pfizer, Inc.                                     191,600           7,568
                                                                  17,709

Retail (2.2%):
Dayton-Hudson Corp.                               91,800           5,932
May Department Stores Co.                         61,500           2,133
Wal-Mart Stores, Inc. (d)                         27,600           1,565
                                                                   9,630

Retail -- Drug Stores (0.6%):
Walgreen Co. (d)                                 109,200           2,750

Retail -- Specialty Stores (0.8%):
Autozone, Inc. (b) (d)                            30,000             797
Lowe's Cos., Inc. (d)                             48,000           2,640
                                                                   3,437

Semiconductors (1.5%):
Altera Corp. (b)                                  29,000           1,410
Intel Corp.                                       65,800           5,096
                                                                   6,506

Software & Computer
  Services (1.4%):
Microsoft Corp. (b)                               41,000         $ 3,795
Oracle Corp. (b)                                  46,625           2,218
                                                                   6,013

Steel (0.1%):
USX-U.S. Steel Group, Inc.                        17,100             437

Telecommunications --
  Equipment (1.5%):
Lucent Technologies, Inc.                         27,704           1,780
Motorola, Inc.                                    47,000           4,580
                                                                   6,360

Tobacco & Tobacco Products (0.1%):
Philip Morris Cos., Inc.                          23,000             579

Tools (0.2%):
Kennametal, Inc.                                  35,000           1,006

Transportation (0.8%):
Union Pacific Corp.                               61,000           3,401

Utilities -- Electric (1.2%):
Consolidated Edison, Inc.                         29,400           1,123
Duke Energy Corp.                                 50,000           2,824
FirstEnergy Corp.                                 15,000             391
Texas Utilities Co.                               17,000             659
                                                                   4,997

Utilities --
  Telecommunications (4.5%):
ALLTEL Corp.                                      33,000           2,747
AT&T Corp. (d)                                    78,177           3,655
GTE Corp.                                         45,500           3,413
MCI Worldcom, Inc. (b)                            74,292           6,375
SBC Communications, Inc.                          66,856           3,405
                                                                  19,595

Total Common Stocks (Cost $148,910)                              227,271

Foreign Common Stocks (5.5%)

Australia (0.2%):
Banks (0.0%):
National Australia Bank                            7,308             113

Beverages (0.0%):
Foster's Brewing Group Ltd.                       39,000             104

Entertainment (0.2%):
Aristocrat Leisure Ltd.                           38,000             364

Financial Services (0.0%):
Lend Lease Corp. Ltd.                              3,000              34

Media (0.0%):
Publishing & Broadcasting Ltd.                    22,000        $    130

Telecommunications (0.0%):
Cable & Wireless Optus Ltd. (b)                   42,000              96

Utilities -- Telecommunications (0.0%):
Telstra Corp. Ltd., ADR                            4,600             118

Total Australia                                                      959

Brazil (0.0%):
Food Distributors, Supermarkets
  & Wholesalers (0.0%):
Companhia Brasileira de Distribuicao
  Grupo Pao de Acucar,                             1,500              33

Telecommunications (0.0%):
Telecomunicacoes
  Brasileiras SA, ADR                                400              31

Total Brazil                                                          64

Britain (0.9%):
Banks (0.1%):
HSBC Holdings PLC                                 12,347             148
Lloyds TSB Group PLC                              25,945             358
                                                                     506

Food Distributors, Supermarkets
  & Wholesalers (0.0%):
Compass Group PLC                                 15,400             166

Electric Utilities (0.0%):
Energis PLC (b)                                    3,900             124

Media (0.1%):
Carlton Communications PLC                        14,000             101
Pearson PLC                                        7,000             156
                                                                     257

Oil & Gas Exploration,
  Production & Services (0.1%):
BP Amoco PLC                                      58,132             563

Pharmaceuticals (0.3%):
Glaxo Wellcome PLC                                11,605             342
Smithkline Beecham PLC                            25,877             333
                                                                     675

Retail (0.1%):
Dixons Group                                       7,000             124
Kingfisher PLC                                    12,205             133
                                                                     257

Software & Computer
  Services (0.0%):
Sema Group PLC                                     9,000        $    117

Telecommunications (0.1%):
Vodafone AirTouch PLC                             90,620             423

Utilities -- Telecommunications (0.1%):
British Telecom PLC                               32,946             597

Total Britain                                                      3,685

Canada (0.1%):
Manufacturing --
  Miscellaneous (0.0%):
Bombardier, Inc.                                  10,900             192

Oil & Gas Exploration,
  Production & Services (0.0%):
Suncor Energy, Inc.                                4,000             154

Telecommunications --
  Equipment (0.1%):
Nortel Networks Corp.                              4,700             290

Total Canada                                                         636

Finland (0.2%):
Banks (0.0%):
Merita Ltd.                                       17,097              99

Telecommunications (0.0%):
Sonera OYJ                                         5,100             153

Telecommunications --
  Equipment (0.2%):
Nokia OYJ                                          3,554             407

Total Finland                                                        659

France (0.7%):
Automobiles (0.0%):
PSA Peugeot Citroen                                  300              58

Automotive Parts (0.0%):
Valeo SA                                           1,100              79

Banks (0.1%):
Banque Nationale de Paris                          1,863             164
Credit Lyonnais SA (b)                             2,760              83
Societe Generale                                     500             109
                                                                     356

Building Materials (0.0%):
Compagnie de Saint Gobain                            760             132

Commercial Services (0.1%):
Vivendi                                            3,340             253

Computer Services (0.0%):
Cap Gemini SA                                        629              95

Construction (0.0%):
Bouygues                                             310        $    108

Electronic & Electrical --
  General (0.0%):
Rexel                                              1,100              98

Food Products (0.2%):
Carrefour Supermarche                              1,400             259
Promodes                                             100             107
                                                                     366

Insurance (0.0%):
Axa                                                  890             125

Machinery & Equipment (0.0%):
Alstom                                             1,800              54

Oil & Gas Exploration,
  Production & Services (0.2%):
Total Fina SA                                      2,827             383

Retail -- Department Stores (0.0%):
Pinault-Printemps-Redoute                            930             177

Semiconductors (0.1%):
STMicroelectronics N.V.                            2,530             222

Telecommunications -- Equipment (0.0%):
Alcatel SA                                         1,160             181

Utilities -- Water (0.0%):
Suez Lyonnaise DES Eaux                              640             103

Total France                                                       2,790

Germany (0.4%):
Automobiles (0.1%):
Bayerische Motoren Werke AG                        4,200             134
DaimlerChrysler AG                                 2,257             176
                                                                     310

Banks (0.1%):
Dresdner Bank AG                                   3,100             159

Chemicals -- General (0.0%):
BASF AG                                            3,100             139

Electric Utilities (0.0%):
Veba AG                                            1,700              92

Insurance (0.1%):
Allianz AG                                           900             274

Manufacturing --
  Miscellaneous (0.0%):
Siemens AG                                         1,500             134

Telecommunications (0.1%):
Mannesmann AG                                      1,600        $    251

Total Germany                                                      1,359

Greece (0.0%):
Banks (0.0%):
National Bank of Greece SA                         1,668             119

Utilities --
  Telecommunications (0.0%):
Hellenic Telecommunications
Organization SA                                    3,244              69

Total Greece                                                         188

Hong Kong (0.1%):
Chemicals -- General (0.0%):
Shanghai Petrochemical Ltd.                      132,000              27

Financial Services (0.1%):
Guoco Group Ltd.                                  43,000             115
Hutchison Whampoa Ltd.                            15,000             151
                                                                     266

Media (0.0%):
South China Morning Post                          64,000              47

Real Estate (0.0%):
Cheung Kong                                        8,000              72
Sun Hung Kai Properties                            8,000              65
                                                                     137

Telecommunications (0.0%):
Cable & Wireless HKT Ltd.                         50,111             114

Total Hong Kong                                                      591

Hungary (0.0%):
Utilities -- Telecommunications (0.0%):
Magyar Tavkozlesi Rt, ADR                          6,400             184
Matav Rt.                                          4,600              27

Total Hungary                                                        211

Ireland (0.1%):
Banks (0.0%):
Allied Irish Banks PLC                            15,642             196

Building Materials (0.1%):
CRH PLC                                           12,167             229

Telecommunications (0.0%):
Eircom PLC                                         7,700              32

Total Ireland                                                        457

Italy (0.2%):
Banks (0.0%):
Banca Commeriale Italiana                         20,000        $    120
San Paolo-IMI SpA                                 10,863             141
Unicredito Italiano SpA                           20,000              94
                                                                     355

Oil & Gas Exploration,
  Production & Services (0.0%):
ENI SpA                                                1               0

Telecommunications (0.1%):
TIM SpA                                           55,000             343

Utilities --
  Telecommunications (0.1%)
Telecom Italia SpA                                16,000             138
Telecom Italia SpA                                28,883             142
                                                                     280

Total Italy                                                          978

Japan (1.6%):
Banks (0.0%):
Sakura Bank Ltd.                                  10,000              86

Beverages (0.1%):
Kirin Brewery Co. Ltd.                            20,000             229

Computers & Peripherals (0.1%):
Fujitsu Ltd.                                       9,000             271

Cosmetics & Related (0.1%):
KAO Corp.                                          9,000             274

Electronic & Electrical --
  General (0.2%):
Murata MFG Co. Ltd.                                2,000             257
Secom Co. Ltd.                                     4,000             428
                                                                     685

Electronic Components/
  Instruments (0.1%):
Sharp Corp.                                       16,000             255

Financial Services (0.1%):
Takefuji Corp.                                     2,700             349

Health Care (0.1%):
Hoya Corp.                                         3,000             216
Terumo                                             8,000             243
                                                                     459

Insurance (0.0%):
Tokio Marine & Fire Insurance                     16,000             209

Office Equipment & Supplies
  (Non-Computer Related) (0.0%):
Ricoh Corp. Ltd.                                  13,000        $    212

Pharmaceuticals (0.1%):
Sankyo Co. Ltd.                                    8,000             228
Takeda Chemical Industries                         4,000             229
                                                                     457

Retail (0.2%):
Ito-Yokado Co. Ltd.                                3,000             240
Ryohin Keikaku Co. Ltd.                            1,200             231
Seven-Eleven Japan                                 5,000             457
                                                                     928

Telecommunications (0.3%):
NTT Data Corp.                                        28             443
NTT Mobile Communications
  Network, Inc.                                       31             822
                                                                   1,265

Telecommunications -- Equipment (0.1%):
Hikari Tsushin, Inc.                                 300             241
Matsushita Communication                           1,000             168
                                                                     409

Utilities -- Telecommunications (0.1%):
Nippon Telegraph &
  Telephone Corp.                                     21             322

Total Japan                                                        6,410

Malaysia (0.0%):
Automobiles (0.0%):
Oriental Holdings Berhad                          42,000              91

Total Malaysia                                                        91

Mexico (0.0%):
Financial Services (0.0%):
Grupo Financiero Banamex
  Accival SA (b)                                  26,000              65

Retail (0.0%):
Controladora Comercial
  Mexicana SA                                     52,000              43

Total Mexico                                                         108

Netherlands (0.3%):
Banks (0.2%):
ING Groep NV                                       4,908             290

Chemicals -- General (0.0%):
Akzo Nobel                                         3,000             129

Computers & Peripherals (0.0%):
CMG PLC                                            4,200        $    162

Food Distributors, Supermarkets
  & Wholesalers (0.0%):
Koninklijke Ahold NV                               2,000              61

Insurance (0.1%):
Aegon NV                                           3,054             282

Oil & Gas Exploration,
  Production & Services (0.0%):
Royal Dutch Petroleum Co.                          2,000             119

Total Netherlands                                                  1,043

New Zealand (0.0%):
Media (0.0%):
Sky Network Television Ltd. (b)                   36,600              56

Telecommunications (0.0%)
Telecom Corp. of New Zealand Ltd.                 10,000              40

Total New Zealand                                                     96

Norway (0.0%):
Banks (0.0%):
Den Norske Bank                                   22,000              85

Environmental Control (0.0%):
Tomra Systems A/S                                  1,400              54

Total Norway                                                         139

Poland (0.0%):
Software & Computer Services (0.0%):
Softbank SA, GDR                                   1,600              44

Total Poland                                                          44

Portugal (0.0%):
Building Materials (0.0%):
Cimpor Cimentos de Portugal SA                     4,100              68

Utilities --
  Telecommunications (0.0%):
Portugal Telecom                                   1,800              80

Total Portugal                                                       148

Singapore (0.0%):
Banks (0.0%):
Oversea-Chinese Banking Corp.                      6,300              47

Electronic & Electrical --
  General (0.0%):
Elec & Eltek International Ltd.                   28,000              96

Financial Services (0.0%):
Keppel Corp.                                      15,000              41

Transportation (0.0%):
Neptune Orient Lines (b)                          10,000        $     14

Total Singapore                                                      198

South Africa (0.0%):
Computers & Peripherals (0.0%):
Datatec Ltd.                                       3,500              43

Metals & Mining (0.0%):
Gold Fields Ltd.                                   9,000              43
Gold Fields of South Africa Ltd.                  11,000              26
                                                                      69

Total South Africa                                                   112

South Korea (0.1%):
Electrical Equipment (0.1%):
Samsung Electronics, GDR                           2,500             208

Steel (0.0%):
Pohang Iron & Steel Co. Ltd., ADR                  2,000              67

Telecommunications (0.0%):
Korea Telecom Corp., ADR (b)                       2,700              95

Total South Korea                                                    370

Spain (0.2%):
Banks (0.1%):
Argentaria, Caja Postal y Banco
  Hipotecario de Espana SA                         5,000             111
Banco Santander Central
  Hispano SA                                      20,400             211
                                                                     322

Retail (0.0%):
Centros Comerciales Pryca SA                       2,000              38

Utilities -- Electric (0.0%):
Endesa SA                                          5,000             100

Utilities --
  Telecommunications (0.1%):
Telefonica SA (b)                                 18,297             301

Total Spain                                                          761

Sweden (0.1%):
Insurance (0.0%):
Skandia Forsakrings AB                             5,000             111

Telecommunications --
  Equipment (0.1%):
Telefonaktiebolaget LM Ericsson                   10,100             419

Total Sweden                                                         530

Switzerland (0.2%):
Banks (0.0%):
UBS AG                                               255        $     74

Commercial Services (0.0%):
Adecco SA                                            270             164

Insurance (0.0%):
Zurich Allied AG                                     169              96

Pharmaceuticals (0.2%):
Novartis AG                                          129             193
Roche Holding AG                                      32             384
                                                                     577

Total Switzerland                                                    911

Taiwan (0.1%):
Electronic Equipment (0.1%):
Asustek Computer, Inc., GDR                       11,072             155

Semiconductors (0.0%):
Taiwan Semiconductor
  Manufacturing Co. Ltd., ADR (b)                  4,060             141

Steel (0.0%):
China Steel Corp., GDR                             4,200              72

Total Taiwan                                                         368

Turkey (0.0%):
Banks (0.0%):
Yapi ve Kredi Bankasi AS, GDR                      1,808              27

Total Turkey                                                          27

Total Foreign Common Stocks
(Cost $17,834)                                                    23,933

Preferred Stocks (0.0%)

Germany (0.0%):
Automobiles (0.0%):
Volkswagen AG                                      1,900              68

Consumer Products (0.0%):
Gardena Holding                                    2,081              31

Total Preferred Stocks (Cost $99)                                     99

Asset Backed Securities (2.0%)

Capital Auto Receivables Asset Trust,
  Series 1999-2, Class A2, 6.06%, 6/15/02       $    740        $    739
CIT Recreational Vehicle,
  Series 1999-A, Class A-2, 5.78%, 7/15/08         1,420           1,397
First USA Credit Card
  Master Trust, Series 1998-9, Class A,
  5.28%, 9/18/06                                     670             643
First USA Credit Card Master Trust,
  Series 1999-1, Class A, 5.08%, 10/19/06       $  1,463        $  1,461
Ford Credit Auto Owner Trust,
  Series 1999-C, Class A4, 6.08%, 9/16/02          1,070           1,058
MBNA Master Credit Card Trust,
  Series 1998-D, Class A, 5.80%, 12/15/05          1,400           1,366
Premier Auto Trust, Series 1998-5,
  Class A3, 5.07%, 7/8/02                            800             789
Residential Asset Securities Corp.,
  Series 1999-KS, Class A3, 7.18%, 10/1/29           880             878

Total Asset Backed Securities
(Cost $8,439)                                                      8,331

Convertible Bonds (0.0%)

Banks (0.0%):
Mitsubishi Bank International Finance
  Bermuda, Convertible Subordinated Notes,
  3.00%, 11/30/02, Callable 11/25/02 @ 121.6         114             139

Total Convertible Bonds (Cost $134)                                  139

Collateralized Mortgage Obligations (3.6%)

Federal Home Loan Mortgage Corp.,
  Series 2116, Class D, 6.00%, 7/15/26             1,797           1,570
Federal Home Loan Mortgage Corp., Series 2152,
  Class AC, 7.50%, 1/15/26                         1,461           1,475
Federal National Mortgage Assoc., Series
  1997-49, Class B, 10.00%, 6/17/27                1,095           1,194
Federal National Mortgage Assoc.,
  Series 1999-15, Class LA, 6.50%, 4/25/29         1,887           1,851
General Electric Capital Mortgage
  Services, Inc., Series 1997-4, Class A12,
  7.50%, 5/25/27                                   1,330           1,301
General Electric Capital Mortgage
  Services, Inc., Series 1998-13,
  Class A3, 6.75%, 8/25/28                         1,589           1,529

LB Commercial Conduit Mortgage Trust,
  Series 1999-C1, Class A1,
  6.41%, 8/15/07                                $    769        $    750
Norwest Asset Securities Corp.,
  Series 1998-10, Class A3,
  6.75%, 5/25/28                                   2,700           2,484
Norwest Asset Securities Corp.,
  Series 1998-12, Class A9,
  6.75%, 6/25/28                                   1,814           1,665
Residential Accredit Loans, Inc.,
  Series 1998-QS7, Class CB2,
  6.75%, 7/25/28                                   1,890           1,799

Total Collateralized Mortgage
Obligations (Cost $16,229)                                        15,618

Corporate Bonds (11.8%)

Aerospace/Defense (0.3%):
Boeing Co., 8.75%, 9/15/31                           635             710
Raytheon Co., 6.75%, 8/15/07                         740             703

                                                                   1,413

Automobiles (0.3%):
Daimler-Chrylser North American
Holdings Corp., 6.63%,                             1,349           1,349

Automotive Parts (0.1%):
TRW, Inc., 6.45%, 6/15/01 (c)                        560             556

Banks (0.3%):
First Union Corp., 6.88%, 9/15/05                    635             619
National Westminster Bank, 7.38%, 10/1/09            210             209
Wachovia Corp., 6.15%, 3/15/09                       320             296
                                                                   1,124

Beverages (0.2%):
J. Seagram & Sons, Inc.,
  6.25%, 12/15/01                                    300             296
J. Seagram & Sons, Inc.,
  6.80%, 12/15/08                                    710             674
                                                                     970

Building Materials (0.2%):
Owens Corning,
  7.50%, 5/1/05 (d)                                  720             707

Chemicals -- General (0.2%):
E.I. Du Pont De Nemours,
  6.88%, 10/15/09                                    530             525
Great Lakes Chemical,
  7.00%, 7/15/09                                $    300        $    292
                                                                     817

Commercial Banking (0.1%):
Abbey National PLC,
  6.70%, 6/29/49,
  Callable 6/15/08 @ 100                             425             387

Commercial Services (0.1%):
  Cendant Corp.,
  7.75%, 12/1/03                                     650             644

Electronic & Electrical --
  General (0.0%):
Sony Corp.,
  6.13%, 3/4/03                                      195             191

Financial Services (1.7%):
American General Institution,
  7.57%, 12/1/45                                     555             515
Aon Capital Trust A,
  8.21%, 1/1/27,
  Guaranteed by Aon Corp.                            700             694
AT&T Capital Corp.,
  6.88%, 1/16/01                                     495             496
Capital One Bank,
 6.15%, 6/1/01                                       345             340
Duke Capital Corp.,
  8.00%, 10/1/19                                   1,330           1,320
Ford Motor Credit Co.,
  6.70%, 7/16/04                                     295             291
Ford Motor Credit Co.,
  7.38%, 10/28/09                                    455             460
General Electric Capital Corp.,
  6.33%, 9/17/01                                     415             414
General Electric Capital Corp.,
  6.52%, 10/8/02                                     320             320
Household Finance Corp.,
  5.88%, 2/1/09                                    1,435           1,283
Lehman Brothers Holdings, Inc.,
  6.00%, 2/26/01                                     345             342
Lehman Brothers Holdings, Inc.,
  6.63%, 4/1/04                                      615             596
                                                                   7,071

Food Processing & Packaging (0.2%):
Nabisco, Inc.,
  6.00%, 2/15/01                                     925             913

Forest Products --
  Lumber & Paper (0.4%):
Abitibi-Consolidated, Inc.,
  6.95%, 4/1/08                                      525             484

Abitibi-Consolidated, Inc.,
  8.50%, 8/1/29                                 $    515        $    506
Fort James Corp.,
  6.63%, 9/15/04                                     500             484
International Paper Co.,
  7.63%, 1/15/07 (d)                                 350             354
                                                                   1,828

Health Care (0.0%):
Johnson & Johnson,
  6.95%, 9/1/29                                      200             195

Insurance (0.9%):
American General Finance,
  5.80%, 3/15/02                                     390             381
Citigroup, Inc.,
  5.80%, 3/15/04 (d)                                 335             320
Conseco Inc.,
  8.50%, 10/15/02                                  1,090           1,094
Liberty Mutual Insurance,
  8.20%, 5/4/07                                      780             803
Metropolitan Life Insurance Co.,
  6.30%, 11/1/03                                   1,270           1,224
                                                                   3,822

Machinery & Equipment (0.1%):
Deere & Co.
  6.55%, 10/1/28                                     530             461

Manufactured Housing (0.1%):
Oakwood Homes Corp.,
  7.88%, 3/1/04                                      670             466

Media (1.2%):
CBS Corp.,
  6.88%, 9/1/03                                      400             392
Knight-Ridder, Inc.,
  6.88%, 3/15/29                                     890             810
Telecommunications, Inc.,
  9.80%, 2/1/12                                      920           1,105
Time Warner, Inc.,
  7.75%, 6/15/05                                   1,750           1,795
Viacom, Inc.,
  7.75%, 6/1/05                                    1,075           1,090
                                                                   5,192

Mining (0.2%):
Cyprus Amax Minerals, Inc.,
  6.63%, 10/15/05                                    975             910

Oil & Gas Exploration,
  Production & Services (1.0%):
Amerada Hess Corp.,
  7.79%, 10/1/29                                   1,065           1,053
Baker Hughes, Inc.,
  6.88%, 1/15/29                                     615             558
Coastal Corp.,
  6.20%, 5/15/04                                $    495        $    475
Conoco, Inc.,
  6.95%, 4/15/29                                     295             275
Phillips Petroleum,
  6.65%, 3/1/03                                      800             800
Union Oil Co. of California,
  7.50%, 2/15/29                                     485             464
Valero Energy Corp.,
  7.38%, 3/15/06 (d)                                 645             620
                                                                   4,245

Pipelines (0.6%):
Enron Corp.,
  7.38%, 5/15/19                                     475             454
Kinder Morgan, Inc.,
  6.45%, 3/1/03                                      240             233
Kinder Morgan, Inc.,
  6.65%, 3/1/05                                      485             460
Williams Cos., Inc.,
  6.20%, 8/1/02                                    1,020             995
Williams Cos., Inc.,
  6.13%, 12/1/03                                     450             430
                                                                   2,572

Real Estate (0.4%):
Duke Realty Ltd. Partnership,
  7.30%, 6/30/03                                     615             608

EOP Operating LP,
  6.75%, 2/15/08                                   1,295           1,187
                                                                   1,795

Real Estate Investment Trusts (0.6%):
Cabot Industrial Property LP,
  7.13%, 5/1/04                                      325             313
Camden Property Trust,
  7.00%, 4/15/04                                     505             487
Simon Property Group, Inc.,
  6.75%, 6/15/05                                     690             645
Spieker Properties LP,
  6.90%, 1/15/04                                     725             703
Spieker Properties LP,
  7.25%, 5/1/09                                      560             533
                                                                   2,681

Retail (0.9%):
Dayton Hudson Corp.,
  5.88%, 11/1/08                                     460             423
J.C. Penney & Co., Inc.,
  7.60%, 4/1/07                                      300             294
Rohm & Haas Co.,
  7.85%, 7/15/29 (c)                               1,340           1,364
Saks, Inc.,
  7.00%, 7/15/04                                     740             694

Saks, Inc.,
  8.25%, 11/15/08                               $    555        $    533
Wal-Mart Stores,
  6.88%, 8/10/09                                     725             729
                                                                   4,037

Retail -- Specialty Stores (0.1%):
Lowe's Cos., Inc.,
  6.50%, 3/15/29                                     420             361

Semiconductors (0.2%):
Motorola, Inc.,
  6.50%, 11/15/28                                    320             280
Texas Instruments, Inc.,
  7.00%, 8/15/04 (c) (d)                             560             555
                                                                     835

Software & Computer Services (0.2%):
Sun Microsystems, Inc.,
  7.65%, 8/15/09                                   1,000           1,020

Steel (0.1%):
USX Corp.,
  7.20%, 2/15/04                                     280             278

Telecommunications (0.0%):
MCI Worldcom, Inc.,
  6.13%, 8/15/01                                      80              79

Tobacco & Tobacco Products (0.3%):
Phillip Morris Cos., Inc.,
  7.00%, 7/15/05 (d)                                 860             822
R.J. Reynolds Tobacco Holding,
  7.38%, 5/15/03                                     490             479
                                                                   1,301

Utilities -- Electric (0.5%):
Edison International, Inc.,
  6.88%, 9/15/04                                     635             626
Empresa Nacional Electri,
  7.75%, 7/15/08                                     665             625
Korea Electric Power,
  6.34%, 12/1/03                                     820             776
                                                                   2,027

Utilities -- Telecommunications (0.3%):
GTE Corp.,
  6.94%, 4/15/28                                     510             469
Sprint Capital Corp.,
  6.88%, 11/15/28                                    720             661
                                                                   1,130

Total Corporate Bonds (Cost $52,938)                              51,377

U.S. Treasury Securities (7.0%)

U.S. Treasury Bonds (1.7%):
7.50%, 11/15/16 (d)                             $  1,010        $  1,114
5.25%, 2/15/29 (d)                                 4,464           3,864
6.13%, 8/15/29 (d)                                 2,200           2,191
                                                                   7,169

U.S. Treasury Notes (5.1%):
5.38%, 6/30/00 (d)                                 3,453           3,451
4.63%, 11/30/00 (d)                                6,901           6,827
6.38%, 8/15/02 (d)                                 1,369           1,386
5.75%, 4/30/03 (d)                                   647             643
6.00%, 8/15/04 (d)                                 5,793           5,805
7.00%, 7/15/06 (d)                                 1,150           1,200
6.00%, 8/15/09 (d)                                 3,052           3,047
                                                                  22,359

U.S. Treasury Strips (0.2%):
3.29%, 8/15/20 (d)                                 2,700             700

Total U.S. Treasury Securities (Cost $30,328)                     30,228

U.S. Government Agencies (0.2%)

U.S. Government Loan Trust (0.2%):
U.S. Government Loan Trust --
  Israel, Series 1-B, 8.50%, 4/1/06                  667             709

Total U.S. Government Agencies (Cost $734)                           709

U.S. Government Mortgage Backed (13.0%)

Federal Home Loan
  Mortgage Corp. (4.8%):
5.75%, 7/15/03 (d)                                 2,160           2,117
6.00%, 4/1/26-2/1/29                               2,811           2,636
6.25%, 7/15/04 (d)                                   750             744
6.50%, 5/1/26-4/1/29                               5,101           4,905
6.63%, 9/15/09 (d)                                 1,060           1,055
7.00%, 7/1/28-11/1/28                              3,697           3,637
7.50%, 9/1/17-3/1/29                               2,723           2,732
8.00%, 10/1/28-1/1/29                                725             739
8.50%, 7/1/21-5/1/29                               2,029           2,102
                                                                  20,667

Federal National
  Mortgage Assoc. (5.7%):
6.00%, 12/1/28-7/1/29                         $    1,410        $  1,315
6.25%, 5/15/29 (d)                                 1,275           1,173
6.50%, 8/15/04-4/1/29                              8,770           8,502
6.63%, 9/15/09 (d)                                 2,000           1,990
7.00%, 10/1/26                                     2,949           2,894
7.12%, 7/3/06 (d)                                  1,180           1,210
7.50%, 4/1/29-5/1/29                                 894             896
8.00%, 8/1/29-9/1/29                               1,699           1,731
8.50%, 8/1/14-8/1/19                               4,556           4,718
9.00%, 8/1/14                                        458             478
                                                                  24,907

Government National
  Mortgage Assoc. (2.5%):
7.00%, 12/15/22-8/15/28                            8,577           8,454
7.50%, 4/15/29                                     1,491           1,495
8.50%, 9/15/28-2/15/29                               753             782
9.50%, 7/15/09                                        99             106
                                                                  10,837

Total U.S. Government
Mortgage Backed (Cost $57,215)                                    56,411

Securities Purchased With Cash
  Collateral (13.6%)

Investment Companies (1.1%):
AIM Short Term Prime
  Money Market Fund                            1,591,076           1,591
AIM Liquid Assets
  Money Market Fund                            3,518,292           3,518
                                                                   5,109

Repurchase Agreements (12.5%):
Lehman Corp., 5.43%, 11/1/99
  (Collateralized by $10,682
  Housing Urban Development,
  5.78%, 8/1/07, Postal Square LP,
  6.50%, 6/15/22, Bravo Series 1997-1-A,
  5.36%, 1/15/00, market value -- $10,303)        10,000          10,000
Merrill Lynch, 5.50%, 11/1/99 (See
  Significant Accounting Policies,
  Securities Lending in the Notes to
  Financial Statements for collateral
  description)                                    10,000          10,000
Morgan Stanley Dean Witter, 5.48%, 11/1/99
  (Collateralized by $7,800 United News &
  Media PLC, 7.75%, 7/1/09, market
  value -- $7,540)                                 7,000           7,000
Nations Bank, 5.52%, 11/1/99 (Collateralized
  by $10,407 Litton Industries, Inc.,
  8.00%, 10/15/09, IMC Global, Inc., 7.30%,
  1/15/28, Cox Communications, Inc., 6.04%,
  8/15/00, market value -- $10,300)             $ 10,000        $ 10,000
Goldman Sachs Group L.P., 5.52%, 11/1/99
  (See Significant Accounting Policies,
  Securities Lending in the Notes to Financial
  Statements for collateral description)           7,000           7,000
Salomon Corp., 5.48%, 11/1/99 (Collateralized
  by $12,019 Scotia Pacific Co. LLC,
  6.55%, 1/20/07, market value -- $11,012)        10,000          10,000
                                                                  54,000

Total Securities Purchased
With Cash Collateral (Cost $59,109)                               59,109

Total Investments (Cost $409,074) (a) -- 113.1%                  490,330

Other assets in excess of liabilities -- 13.1%                   (56,657)

TOTAL NET ASSETS -- 100.0%                                      $433,673

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of market to market adjustment for passive foreign investment companies and the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $551. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                          $88,061
Unrealized depreciation                                           (7,356)
Net unrealized appreciation                                      $80,705

(b) Non-income producing securities.

(c) 144a security which is restricted as to resale to institutional investors.

(d) All or a portion of this security was loaned as of October 31, 1999.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1999.

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

TBA -- To Be Announced

See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Convertible Securities Fund                                   October 31, 1999
(Amounts in Thousands, Except Shares)

                                                Shares or
                                                Principal       Market
Security Description                            Amount          Value

Commercial Paper (1.9%)

General Electric Capital Corp.,
  5.33%, 11/1/99                                $  1,508        $  1,508

Total Commercial Paper
(Cost $1,508)                                                      1,508

Common Stocks (3.6%)

Banks (0.5%):
BB & T Corp.                                      11,000             400

Machinery -- Diversified (0.9%):
Case Corp.                                        14,000             742

Media (2.2%):
Cablevision Systems Corp. (b)                     25,059           1,693

Total Common Stocks (Cost $1,392)                                  2,835

Convertible Bonds (52.4%)

Aerospace/Defense (0.2%):
Kaman Corp.,
  Convertible Subordinated Notes,
  6.00%, 3/15/12,
  Continuously Callable @ 100                   $    150        $    137

Automotive Parts (2.0%):
Magna International, Inc.,
  Convertible Subordinated Notes,
  5.00%, 10/15/02,
  Continuously Callable @ 100                      1,600           1,556

Building Materials (0.4%):
Lennar Corp.,
  Convertible Subordinated Notes,
  0.00%, 7/29/18,
  Callable 7/29/03 @ 56.23                           750             295

Circuits (1.4%):
Level One Communications,
  Convertible Subordinated Notes,
  4.00%, 9/1/04,
  Callable 9/7/00 @ 102.29                           425           1,093

Commercial Services (1.7%):
CUC International, Inc.,
  Convertible Subordinated Notes,
  3.00%, 2/15/02,
  Callable 2/15/00 @ 101.2                         1,000             898
Quintiles Transnational,
  Convertible Subordinated Notes,
  4.25%, 5/31/00,
  Continuously Callable @ 101.06                     500             483
                                                                   1,381

Computers & Peripherals (0.7%):
Data General Corp.,
  Convertible Subordinated Notes,
  6.00%, 5/15/04,
  Callable 5/18/00 @ 103.43                     $    525        $    580

Conglomerates (1.5%):
Ogden Corp.,
  Euro-dollar Convertible
  Subordinated Notes Debentures,
  6.00%, 6/1/02,
  Continuously Callable @ 100                      1,500           1,200

Drugs (1.0%):
Inhale Therapeutic,
  Convertible Subordinated Notes,
  6.75%,10/13/06,
  Callable 10/3/02 @ 103.38                          750             762

Electronic Components/
  Instruments (3.5%):
Atmel SA,
  Convertible Subordinated Notes,
  3.25%, 6/01/02,
  Callable 8/9/00 @ 106.37                         1,000           1,307
Cymer, Inc.,
  Convertible Subordinated Notes,
  3.50%, 8/6/04,
  Callable 8/9/00 @ 106.37                         1,000           1,002
Lam Research Corp.,
  Convertible Subordinated Notes,
  5.00%, 9/1/02                                      500             574
                                                                   2,883

Financial Services (0.7%):
Bell Atlantic Financial,
  Convertible Subordinated Notes,
  4.25%, 9/15/05,
  Callable 9/15/02 @ 104.24 (c)                      500             527

Hazardous Waste Disposal (0.8%):
OHM, Convertible
  Subordinated Debentures,
  8.00%, 10/1/06,
  Continuously Callable @ 100                        735             668

Health Care (1.2%):
Quantum Health Resources, Inc.,
  Convertible Subordinated Notes,
  4.75%, 10/1/00,
  Continuously Callable @ 100.68                   1,017             946

Health Care -- Animal (1.3%):
Veterinary Centers of America,
  Convertible Subordinated Notes,
  5.25%, 5/1/06,
  Continuously Callable @ 103                      1,585           1,068

Industrial Goods & Services (1.1%):
Robbins & Myers,
  Convertible Subordinated Notes,
  6.50%, 9/1/03,
  Callable 9/1/00 @ 102.17                      $  1,000        $    846

Insurance (0.5%):
Loews Corp.,
  Convertible Subordinated Notes,
  3.13%, 9/15/07,
  Callable 9/15/02 @ 101.56                          500             416

Internet Service Provider (0.6%):
Mindspring,
  Convertible Subordinated Notes,
  5.00%, 4/15/06,
  Callable 4/15/02 @ 102.86                          500             480

Manufacturing -- Machinery (5.7%):
MascoTech, Inc.,
  Convertible Subordinated Notes,
  4.50%, 12/15/03,
  Callable 12/15/99 @ 101.5                        2,000           1,560
Thermo Fibertek, Inc.,
  Convertible Subordinated Notes,
  4.50%, 7/15/04,
  Callable 7/15/00 @ 100 (c)                       3,600           3,055
                                                                   4,615
Medical Equipment
  & Supplies (0.4%):
Thermo Instruments System,
  Convertible Subordinated Notes,
  4.50%, 10/15/03,
  Callable 7/15/00 @ 100 (c)                         350             287

Medical Services (2.0%):
Alpharma, Inc.,
  Convertible Subordinated Notes,
  3.00%, 6/1/06,
  Callable 6/16/02 @ 112.671                         500             594
Sepracor, Inc.,
  Convertible Subordinated Notes,
  7.00%, 12/15/05,
  Callable 12/20/01 @ 104                          1,000             965
                                                                   1,559

Medical -- Biotechnology (3.6%):
Centocor, Inc.,
  Convertible Subordinated Notes,
  4.75%, 2/15/05,
  Callable 2/21/01 @ 102.714                       1,000           1,464
Chiron Corp.,
  Convertible Subordinated Notes,
  1.90% , 11/17/00,
  Callable 11/17/99 @ 97.485 (c)                     500             540
Genzyme Corp.,
  Convertible Subordinated Notes,
  5.25%, 6/1/05,
  Callable 6/10/01 @ 102.63                     $    750        $    875
                                                                   2,879

Medical -- Hospital Services (1.6%):
Medical Care International,
  Convertible Subordinated
  Debentures,
  6.75%, 10/1/06,
  Callable 10/1/01 @ 100                           1,500           1,260

Oil & Gas Exploration, Production &
  Services (2.9%):
Devon Energy,
  Convertible Subordinated Notes,
  4.90%, 8/15/08,
  Callable 8/15/00 @ 104                           1,100           1,098
Devon Energy,
  Convertible Subordinated Notes,
  4.95%, 8/15/08,
  Callable 9/15/02 @ 104.24                          300             300
Kerr-Mcgee Corp.,
  Convertible Subordinated Notes,
  7.50%, 5/15/14,
  Continuously Callable @ 100                      1,000             949
                                                                   2,347

Oil -- Integrated Companies (1.1%):
Texaco Capital,
  Convertible Subordinated Notes,
  3.50%, 8/5/04,
  Continuously Callable @ 100                        890             877

Oilfield Services
  & Equipment (1.9%):
Diamond Offshore Drilling, Inc.,
  Convertible Subordinated Notes,
  3.75%, 2/15/07,
  Callable 2/22/01 @ 102.08                          900             921
Seacor Holdings, Inc.,
  Convertible Subordinated Notes,
  5.38%, 11/15/06,
  Callable 11/24/99 @ 103.58                         650             592
                                                                   1,513

Pharmaceuticals (1.2%):
Alza Corp.,
  Convertible Subordinated
  Debentures,
  5.00%, 5/1/06,
  Callable 5/1/01 @ 102.14                           780             938

Primary Metal & Mineral Production (1.5%):
Homestake Mining Co.,
  Convertible Subordinated
  Debentures,
  5.50%, 6/23/00,
  Continuously Callable @ 100                   $  1,250        $  1,213

Publishing (1.2%):
Scholastic Corp.,
  Convertible Subordinated Notes,
  5.00%, 8/15/05,
  Continuously Callable @ 100 (c)                  1,000             938

Real Estate (1.4%):
Avatar Holdings,
  Convertible Subordinated Notes,
  7.00%, 4/1/05,
  Callable 4/6/01 @ 104                            1,250           1,091

Real Estate Investment
  Trusts (3.5%):
Health Care Property Investors, Inc.,
  Convertible Subordinated Notes,
  6.00%, 11/8/00 (c)                                 950             914
HRPT Properties,
  Convertible Subordinated Notes,
  7.50%, 10/1/03,
  Continuously Callable @ 100                        315             287
Macerich Co.,
  Convertible Subordinated Notes,
  7.25%, 12/15/02,
  Callable 6/15/02 @ 100                             500             423
Meditrust,
  Convertible Subordinated
  Debentures,
  7.50%, 3/1/01                                    1,240           1,140
                                                                   2,764

Retail (0.9%):
Amazon.Com, Inc.,
  Convertible Subordinated Notes,
  4.75%, 2/1/09,
  Callable 2/6/02 @ 103.325                          650             687

Retail -- Specialty Stores (0.7%):
Michaels Stores, Inc.,
  Convertible Subordinated Notes,
  6.75%, 1/15/03,
  Callable 1/15/99 @ 102.62                          500             519

Software & Computer
  Services (1.0%):
Arbor Software,
  Convertible Subordinated Notes,
  4.50%, 3/15/05,
  Callable 3/20/01 @ 102.57                          500             377
Doubleclick,
  Convertible Subordinated Notes,
  4.75%, 3/15/06,
  Callable 3/15/03 @ 102.036                    $    250        $    459
                                                                     836

Technology -- Software (0.8%):
Siebel Systems,
  Convertible Subordinated Notes,
  5.50%, 9/15/06,
  Callable 9/15/02 @ 103.14 (c)                      500             664

Telecommunications --
  Equipment (0.9%):
Nextel Communications,
  Convertible Subordinates Notes,
  4.75%, 7/1/07,
  Callable 7/6/02 @ 102.714 (c)                      380             735

Transportation Services (1.5%):
Offshore Logistics,
  Convertible Subordinated Notes,
  6.00%, 12/15/03,
  Callable 12/15/99 @ 103.43                       1,500           1,234

Total Convertible Bonds (Cost $40,818)                            41,794

Convertible Preferred Stock (39.4%)

Aerospace (0.4%):
Coltec Capital Trust                               8,000             290

Banks (2.1%):
Bank United                                       20,000           1,015
CNB Capital Trust I                               18,375             634
                                                                   1,649

Building Materials (2.3%):
Texas Industries, Inc.                            50,000           1,801

Cosmetics & Related (1.3%):
Estee Lauder Co.                                  11,500           1,024

Energy (0.5%):
CMS Energy Corp.                                  10,000             385

Foods (0.4%):
Suiza Capital Trust (c)                           10,000             354

Insurance (7.1%):
Jefferson-Pilot Corp.                             26,400           2,824
Lincoln National Corp.                            25,000             627
Philadelphia Consolidated
Holding Corp.                                    140,000           1,006
St. Paul Capital Corp.                            20,000           1,160
                                                                   5,617

Media (3.3%):
Adelphia Communications,
  Series D                                         2,500        $    427
Mediaone Group, Inc.                              21,100           2,194
                                                                   2,621

Metals (0.4%):
Cyprus Amax Minerals Co.,
  Series A                                         6,800             355

Oil-Integrated Companies (2.7%):
Unocal Corp.                                      41,000           2,117

Oilfield Services
  & Equipment (1.1%):
EVI, Inc.                                         24,000             882

Paper and Forest Products (2.6%):
International Paper Co.                           40,000           2,100

Pipelines (1.7%):
Western Gas Resources, Inc.                       41,000           1,353

Publishing (0.4%):
Tribune Co.                                        1,000             135
Tribune Co.                                       10,000             174
                                                                     309

Railroads (2.7%):
Union Pacific Capital                             10,000             481
Union Pacific Capital                             35,000           1,693
                                                                   2,174

Real Estate Investment
  Trusts (2.2%):
Equity Office,
  Series B                                        24,700             917
Equity Residential Properties,
  Series J                                        32,500             841
                                                                   1,758

Restaurants (1.0%):
Wendys Financing I, Series A                      15,000             795

Telecommunications (2.4%):
IXC Communications                                 5,000             215
TCI Pacific Communications, Inc.                   5,705           1,699
                                                                   1,914

Utilities -- Electric (4.8%):
Calpine Capital Trust (b)                         20,000           1,192
Citizens Utilities Trust (b)                      20,000           1,003
Houston Industries, Inc.                           9,000        $  1,033
Utilicorp United (b)                              25,000             634
                                                                   3,862

Total Convertible Preferred Stock
(Cost $28,977)                                                    31,360

Corporate Bonds (1.6%)

Financial Services (1.1%):
Bank Plus Corp., Senior Notes,
  12.00%, 7/18/07,
  Callable 11/15/05 @ 110                       $  1,000             860

Insurance (0.5%):
National Reinsurance Corp.,
  Senior Notes,
8.85%, 1/15/05                                       400             432

Total Corporate Bonds (Cost $1,510)                                1,292

Preferred Stocks (1.5%)

Banks (1.5%):
California Federal Preferred
  Capital, Series A                               20,000             445
Chevy Chase Savings Bank                          25,000             756

Total Preferred Stocks (Cost $1,184)                               1,201

Total Investments (Cost $75,389) (a) -- 100.4%                    79,990

Liabilities in excess of other assets -- (0.4)%                     (335)

TOTAL NET ASSETS -- 100.0%                                      $ 79,655

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                          $ 7,705
Unrealized depreciation                                           (3,108)
Net unrealized appreciation                                      $ 4,597

(b) Non-income producing securities.

(c) 144a security which is restricted as to resale to institutional investors.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Real Estate Investment Fund                                   October 31, 1999
(Amounts in Thousands, Except Shares)

                                                Shares or
                                                Principal       Market
Security Description                            Amount          Value

Common Stocks (83.3%)

Real Estate Investment
  Trusts (83.3%):
Apartments (19.7%):
Apartment Investment
  & Management Co.                                13,000        $    317
Avalonbay Communities, Inc.                       15,366             497
Charles E. Smith Residential
  Realty, Inc.                                    18,000             612
Equity Residential
Properties Trust                                  20,000             836
Home Properties of NY, Inc.                       20,000             533
                                                                   2,795

Diversified (7.5%):
First Union Real Estate Equity
  & Mortgage Investments                          16,000              82
TrizecHahn Corp.                                  36,100             667
Vornado Realty Trust                              10,000             317
                                                                   1,066

Industrial (7.6%):
AMB Property Corp.                                35,000             696
ProLogis Trust                                    20,000             386
                                                                   1,082

Office (27.4%):
Boston Properties, Inc.                           26,000             775
Brandywine Realty Trust                           10,000             168
Cornerstone Properties, Inc.                      46,000             670
Cousins Properties, Inc.                           7,000             222
Equity Office Properties Trust                    42,000             929
Highwoods Properties, Inc.                        29,000             701
Mack-Cali Realty Corp.                            10,000             258
SL Green Realty Corp.                             10,000             182
                                                                   3,905

Real Estate Development (2.1%):
Catellus Dev Corp. (b)                            25,000             294

Residential (2.5%):
Manufactured Home
  Communities, Inc.                               15,000             350

Retail (16.5%):
Security Capital Group Inc.,
  Class B (b)                                     65,000        $    894
Simon Property Group, Inc.                        27,000             623
Westfield America, Inc.                           60,000             825
                                                                   2,342

Total Common Stocks (Cost $13,153)                                11,834

U.S. Government Agencies (16.7%)

Federal Farm Credit
  Bank (16.7%):
  5.16%, 11/1/99                                $  2,366           2,366

Total U.S. Government Agencies (Cost $2,366)                       2,366

Total Investments (Cost $15,519) (a) -- 100.0%                    14,200

Other assets in excess of liabilities -- 0.0%                          5

TOTAL NET ASSETS -- 100.0%                                      $ 14,205

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $5. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                         $     96
Unrealized depreciation                                           (1,420)
Net unrealized depreciation                                     $ (1,324)

(b) Non-income producing securities.

See notes to financial statements.

                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 1999
(Amounts in Thousands, Except Per Share Amounts)

                                                                                               Real
                                                                                Convertible    Estate
                                                                    Balanced    Securities     Investment
                                                                    Fund        Fund           Fund

ASSETS:
Investments, at value (Cost $355,074;
  $75,389 & $15,519)                                                $436,330    $79,990        $14,200
Repurchase agreements, at cost                                        54,000         --             --

      Total Investments                                              490,330     79,990         14,200

Interest and dividends receivable                                      2,298        743             20
Receivable for capital shares issued                                      41         --             --
Receivable from brokers for investments sold                           5,029         --             --
Reclaims receivable                                                       24         --             --
Unamortized organization costs                                            --         --             10
Prepaid expenses and other assets                                         15          3              4

      Total Assets                                                   497,737     80,736         14,234

LIABILITIES:
Dividends Payable                                                         38         --             --
Payable for capital shares redeemed                                      151         --             --
Payable to brokers for investments purchased                           4,333      1,000             --
Payable for return of collateral received                             59,109         --             --
Payable for organization costs                                            --         --             17
Accrued expenses and other payables:
    Investment advisory fees                                             287         50              5
    Administration fees                                                    8          2             --
    Custodian fees                                                        17          2              1
    Accounting fees                                                        1          1              1
    Transfer agent fees                                                   18         11              3
    Shareholder service fees -- Class A                                   83          8             --
    Shareholder service and 12b-1 fees -- Class B                          9         --             --
    Other                                                                 10          7              2

      Total Liabilities                                               64,064      1,081             29

NET ASSETS:
Capital                                                              315,326     70,829         17,313
Undistributed net investment income                                      374        361            113
Net unrealized appreciation/depreciation from investments             80,792      4,601         (1,319)
Net unrealized appreciation/depreciation from translation
  of assets and liabilities in foreign currencies                        461         --             --
Accumulated undistributed net realized gains (losses) from
  investment transactions and foreign currency transactions           36,720      3,864         (1,902)

      Net Assets                                                    $433,673    $79,655        $14,205

Net Assets
    Class A                                                         $422,586
    Class B                                                           11,087

      Total                                                         $433,673

Outstanding units of beneficial interest (shares)
    Class A                                                           27,987
    Class B                                                              734

      Total                                                           28,721      6,134          1,465

Net asset value
    Redemption price per share -- Class A                           $  15.10    $ 12.99        $  9.70
    Offering price per share -- Class B<F1>                            15.10

Maximum sales charge                                                    5.75%      5.75%          5.75%

Maximum offering price per share (100%/(100%-maximum sales
  charge) of net asset value adjusted to nearest cent) -- Class A   $  16.02    $ 13.78        $ 10.29


<F1> Redemption price per Class B share varies based on length of time held.



See notes to financial statements.

                                                      Statements of Operations
The Victory Portfolios                     For the Year Ended October 31, 1999
(Amounts in Thousands)

                                                                                               Real
                                                                                Convertible    Estate
                                                                     Balanced   Securities     Investment
                                                                     Fund       Fund           Fund

Investment Income:
Interest income                                                      $11,225    $ 3,043        $   126
Dividend income                                                        4,173      2,672            837
Securities Lending                                                        79         14             --
Foreign tax withholding                                                  (52)        --             (1)

    Total Income                                                      15,425      5,729            962

Expenses:
Investment advisory fees                                               4,488        696            158
Administration fees                                                      629        139             24
Shareholder service fees -- Class A                                    1,096        142             35
Shareholder service fees and 12b-1 fees -- Class B                        92         --             --
Accounting fees                                                          156         45             36
Custodian fees                                                           177         32             11
Legal and audit fees                                                      33          8              4
Amortization of organization fees                                         --         --              4
Trustees' fees and expenses                                               12          3             --
Transfer agent fees                                                       74         35             10
Registration and filing fees                                              38         30             18
Printing fees                                                             21         11              1
Other                                                                     25          7              1

    Total Expenses                                                     6,841      1,148            302

Expenses voluntarily reduced                                          (1,041)        --           (118)

    Net Expenses                                                       5,800      1,148            184

Net Investment Income                                                  9,625      4,581            778

Realized/Unrealized Gains (Losses) from
  Investments and Foreign Currencies:
Net realized gains (losses) from
  investment transactions                                             37,076      3,994         (1,371)
Net realized gains (losses) from foreign
  currency transactions                                                 (164)        --             --
Change in unrealized appreciation/depreciation
  from investments                                                     2,520      2,960            643

Net realized/unrealized gains (losses) from
  investments and foreign currencies                                  39,432      6,954           (728)

Change in net assets resulting from operations                       $49,057    $11,535        $    50


See notes to financial statements.

The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)

                                                                          Convertible                      Real Estate
                                           Balanced Fund                Securities Fund                  Investment Fund

                                         Year        Year        Year        Eleven      Year          Year         Year
                                         Ended       Ended       Ended       MonthsEnded Ended         Ended        Ended
                                         October 31, October 31, October 31, October 31, November 30,  October 31,  October 31,
                                         1999        1998        1999        1998<F1>    1997          1999         1998

From Investment Activities:
Operations:
    Net investment income                $  9,625    $ 10,001    $  4,581    $  4,875    $  3,727      $   778      $   623
    Net realized gains (losses) from
      investment transactions              37,076      27,200       3,994         111       8,742       (1,371)        (570)
    Net realized gains (losses) from
      foreign currency transactions          (164)       (430)         --          --          --           --           --
    Net change in unrealized
      appreciation/depreciation
      from investments                      2,520      13,754       2,960      (9,683)     (1,161)         643       (2,456)
    Net change in unrealized
      appreciation/depreciation
      from translation of
      assets and liabilities in
      foreign currencies                       --         644          --          --          --           --           --

Change in net assets resulting
  from operations                          49,057      51,169      11,535      (4,697)     11,308           50       (2,403)

Distributions to Shareholders:
    From net investment income:
      Class A                              (9,181)    (10,007)     (4,990)     (4,602)     (3,806)        (783)        (496)
      Class B                                 (97)        (62)         --          --          --           --           --
    In excess of net investment income         --          (2)         --          --          --           --           --
    From net realized gains
      from investment transactions
      and foreign currencies              (26,725)    (18,646)       (212)     (8,444)     (3,737)          --           --
    In excess of net realized gains
      from investment transactions             --          --          --          --          --           --          (20)

Change in net assets from
  distributions to shareholders           (36,003)    (28,717)     (5,202)    (13,046)     (7,543)        (783)        (516)

Capital Transactions:
    Proceeds from shares issued            59,910      95,975      21,933      62,226      46,957        5,022       17,894
    Dividends reinvested                   32,955      25,917       3,658       9,691       6,277          285          132
    Cost of shares redeemed               (97,329)    (65,485)    (60,338)    (51,087)    (33,495)      (6,993)      (2,859)

Change in net assets from
  capital transactions                     (4,464)     56,407     (34,747)     20,830      19,739       (1,686)      15,167

Change in net assets                        8,590      78,859     (28,414)      3,087      23,504       (2,419)      12,248

Net Assets:
    Beginning of period                   425,083     346,224     108,069     104,982      81,478       16,624        4,376

    End of period                        $433,673    $425,083    $ 79,655    $108,069    $104,982      $14,205      $16,624

Share Transactions:

    Issued                                  4,001       6,733       1,691       4,619       3,386          489        1,505
    Reinvested                              2,247       1,898         287         742         478           28           12
    Redeemed                               (6,498)     (4,629)     (4,686)     (3,844)     (2,551)        (683)        (249)

Change in shares                             (250)      4,002      (2,708)      1,517       1,313         (166)       1,268


<F1> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund.
Changes in net assets prior to March 23, 1998 represent the SBSF Convertible Securities Fund



See notes to financial statements.

The Victory Portfolios                                   Financial Highlights
For a Share Outstanding Throughout Each Period

                                                               Balanced Fund

                                                               Class A Shares


                                               Year         Year          Year          Year
                                               Ended        Ended         Ended         Ended
                                               October 31,  October 31,   October 31,   October 31,
                                               1999         1998          1997          1996<F3>

Net Asset Value, Beginning of Period           $  14.67     $  13.87      $  12.33      $  11.01

Investment Activities
  Net investment income                            0.32         0.37          0.36          0.36
  Net realized and unrealized gains (losses)
    from investments and foreign currencies        1.34         1.54          1.90          1.39

      Total from Investment Activities             1.66         1.91          2.26          1.75

Distributions
  Net investment income                           (0.31)       (0.37)        (0.35)        (0.36)
  In excess of net investment income                 --           --            --            --
  Net realized gains                              (0.92)       (0.74)        (0.37)        (0.07)

      Total Distributions                         (1.23)       (1.11)        (0.72)        (0.43)

Net Asset Value, End of Period                 $  15.10     $  14.67      $  13.87       $ 12.33

Total Return (excludes sales charges)             11.73%       14.55%        19.02%        16.27%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                $422,586     $418,807      $342,933      $273,553
Ratio of expenses to average net assets            1.27%        1.27%         1.25%         1.27%
Ratio of net investment income to
  average net assets                               2.13%        2.54%         2.69%         3.14%
Ratio of expenses to average net assets<F1>        1.50%        1.50%         1.36%         1.43%
Ratio of net investment income to
  average net assets<F1>                           1.90%        2.31%         2.58%         2.98%
Portfolio turnover <F5>                             177%         231%          109%           80%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Annualized.

<F3> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F4> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B Shares for the period from March 1, 1996 through October 31, 1996 was 8.72%.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                                                               Balanced Fund

                                                               Class B Shares

                                                                                         March 1,
                                               Year          Year          Year          1996          Year
                                               Ended         Ended         Ended         through       Ended
                                               October 31,   October 31,   October 31,   October 31,   October 31,
                                               1999          1998          1997          1996<F3>      1995

Net Asset Value, Beginning of Period           $ 14.68       $13.88        $12.34        $11.51        $   9.62

Investment Activities
  Net investment income                           0.16         0.21          0.19          0.14            0.41
  Net realized and unrealized gains (losses)
    from investments and foreign currencies       1.34         1.54          1.89          0.85            1.40

      Total from Investment Activities            1.50         1.75          2.08          0.99            1.81)

Distributions
  Net investment income                          (0.16)       (0.21)        (0.17)        (0.14)          (0.41)
  In excess of net investment income                --           --            --         (0.02)          (0.01)
  Net realized gains                             (0.92)       (0.74)        (0.37)           --              --

      Total Distributions                        (1.08)       (0.95)        (0.54)        (0.16)          (0.42)

Net Asset Value, End of Period                 $ 15.10       $14.68        $13.88        $12.34        $  11.01

Total Return (excludes sales charges)            10.48%       13.27%        17.43%        15.73%<F4>      19.24%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                $11,087       $6,276        $3,291        $1,432        $201,073
Ratio of expenses to average net assets           2.38%        2.43%         2.56%         2.46%<F2>       0.98%
Ratio of net investment income to
  average net assets                              1.03%        1.36%         1.36%         1.78%<F2>       4.05%
Ratio of expenses to average net assets<F1>       2.61%        2.67%         2.95%         2.67%<F2>       1.36%
Ratio of net investment income to
  average net assets<F1>                          0.80%        1.12%         0.97%         1.57%<F2>       3.67%
Portfolio turnover <F5>                            177%         231%          109%           80%             69%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Annualized.

<F3> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F4> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B Shares for the period from March 1, 1996 through October 31, 1996 was 8.72%.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                Convertible Securities Fund

                                                         Eleven
                                            Year         Months
                                            Ended        Ended
                                            October 31,  October 31,                Year Ended November 30,
                                            1999         1998<F1>         1997        1996       1995       1994

Net Asset Value,
  Beginning of Period                       $ 12.22      $  14.33         $  13.55    $ 12.16    $ 11.05    $ 12.48

Investment Activities
    Net investment income                      0.67          0.58             0.62       0.65       0.60       0.61
    Net realized and unrealized gains
      (losses) from investments                0.83         (1.08)            1.43       1.68       1.50      (1.12)

        Total from Investment Activities       1.50         (0.50)            2.05       2.33       2.10      (0.51)

Distributions
    Net investment income                     (0.70)        (0.54)           (0.65)     (0.62)     (0.61)     (0.61)
    Net realized gains                        (0.03)        (1.07)           (0.62)     (0.32)     (0.38)     (0.31)

        Total Distributions                   (0.73)        (1.61)           (1.27)     (0.94)     (0.99)     (0.92)

Net Asset Value, End of Period              $ 12.99      $  12.22         $  14.33    $ 13.55    $ 12.16    $ 11.05

Total Return (excludes sales charges)         12.46%        (3.69)%<F2>      16.26%     20.28%     20.43%     (4.36)%

Ratios/Supplementary Data:
Net Assets at end of period (000)           $79,655      $108,069         $104,982    $81,478    $68,212    $58,845
Ratio of expenses to
  average net assets                           1.24%         1.20%<F3>        1.34%      1.31%      1.31%      1.30%
Ratio of net investment income
  to average net assets                        4.94%         4.60%<F3>        4.75%      5.17%      5.36%      5.20%
Portfolio Turnover                               73%           77%              77%        40%        52%        49%


<F1> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible
Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F2> Not annualized.

<F3> Annualized.



See notes to financial statements.

The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period

                                                            Real Estate
                                                           Investment Fund

                                                 Year           Year           Period
                                                 Ended          Ended          Ended
                                                 October 31,    October 31,    October 31,
                                                 1999           1998           1997<F2>

Net Asset Value, Beginning of Period             $ 10.19        $ 12.07        $10.00

Investment Activities
    Net investment income                           0.52           0.50          0.23
    Net realized and unrealized gains (losses)
      from investments                             (0.50)         (1.90)         2.01

        Total from Investment Activities            0.02          (1.40)         2.24

Distributions
    Net investment income                          (0.51)         (0.44)        (0.17)
    Net realized gains                                --          (0.04)           --

        Total Distributions                        (0.51)         (0.48)        (0.17)

Net Asset Value, End of Period                   $  9.70        $ 10.19        $12.07

Total Return (excludes sales charges)               0.03%        (11.91)%       22.42%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                  $14,205        $16,624        $4,376
Ratio of expenses to
  average net assets                                1.16%          0.83%         0.00%<F4>
Ratio of net investment income
  to average net assets                             4.92%          4.95%         5.11%<F4>
Ratio of expenses to
  average net assets<F1>                            1.91%          1.95%         2.93%<F4>
Ratio of net investment income
  to average net assets<F1>                         4.17%          3.83%         2.18%<F4>
Portfolio turnover                                    62%            53%           21%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> The Real Estate Investment Fund commenced operations on April 30, 1997.

<F3> Not annualized.

<F4> Annualized.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Value Fund                                                    October 31, 1999
(Amounts in Thousands, Except Shares)

                                                Shares or
                                                Principal        Market
Security Description                            Amount           Value

Commercial Paper (2.5%)

Business Credit Institutions (2.5%):
General Electric Capital Corp.,
  5.33%, 11/1/99                                $ 15,133         $ 15,133

Total Commercial Paper (Cost $15,133)                              15,133

Common Stocks (98.0%)

Aerospace/Defense (2.2%):
AlliedSignal, Inc.                               103,840            5,912
Boeing Co.                                       164,000            7,555

                                                                   13,467

Aluminum (1.0%):
Alcoa, Inc. (c)                                  105,100            6,385

Automobiles (1.3%):
General Motors Corp.                             117,000            8,219

Banks (8.2%):
Bank of America Corp. (c)                        165,174           10,633
First Union Corp.                                228,200            9,741
Mellon Financial Corp.                           311,400           11,502
National City Corp.                              237,300            7,000
Wells Fargo Co.                                  222,000           10,628
                                                                   49,504

Chemicals -- General (2.4%):
Air Products & Chemicals, Inc.                   174,000            4,785
Eastman Chemical Co.                             100,801            3,887
RPM, Inc.                                        104,000            1,242
Sigma-Aldrich (c)                                166,000            4,731
                                                                   14,645

Computers & Peripherals (5.5%):
Cisco Systems, Inc. (b)                          133,000            9,842
Electronic Data Systems                          109,700            6,417
Hewlett-Packard Co.                               62,900            4,659
International Business
  Machines Corp.                                 129,900           12,779
                                                                   33,697

Conglomerates (0.8%):
Textron, Inc.                                     60,400            4,662

Containers (1.0%):
Newell Rubbermaid, Inc. (c)                      132,600            4,591
Sonoco Products Co.                               61,500            1,476
                                                                    6,067

Cosmetics & Related (1.2%):
Avon Products, Inc. (c)                          232,500         $  7,498

Electrical Equipment (0.9%):
Emerson Electric Co.                              95,600            5,742

Electronic & Electrical -- General (2.5%):
General Electric Co.                             112,700           15,278

Electronics (0.9%):
Parker-Hannifin Corp. (c)                        122,800            5,626

Financial Services (5.8%):
Fannie Mae                                       232,500           16,449
Franklin Resources, Inc.                         289,300           10,126
Household International, Inc.                    203,400            9,077
                                                                   35,652

Food Distributors (0.2%):
Albertsons, Inc.                                  40,400            1,467

Food Processing &
  Packaging (3.7%):
ConAgra, Inc.                                    278,600            7,261
General Mills, Inc.                               79,000            6,888
Sara Lee Corp.                                   312,700            8,462
                                                                   22,611

Forest Products --
  Lumber & Paper (1.3%):
Bowater, Inc.                                     36,000            1,890
International Paper Co.                           50,300            2,647
Mead Corp. (c)                                    93,000            3,348
                                                                    7,885

Health Care (2.1%):
Columbia/HCA Healthcare Corp.                    278,800            6,726
Medtronic, Inc. (c)                              170,800            5,914
                                                                   12,640

Heavy Machinery (0.5%):
Deere & Co.                                       91,300            3,310

Insurance (0.8%):
American General Corp.(c)                         38,599            2,863
Protective Life Corp.                             51,200            1,853
                                                                    4,716

Insurance -- Multi-Line (4.5%):
Allstate Corp.                                   399,300           11,481
American International Group                      32,500            3,345
Lincoln National Corp.                           162,600            7,500
Torchmark Corp.                                  167,000            5,208
                                                                   27,534

Media (1.7%):
Viacom, Inc., Class B (b)                        229,600         $ 10,275

Metals -- Fabrication (0.9%):
Kennametal, Inc.                                 184,709            5,310

Newspapers (2.3%):
Gannett Co., Inc.                                182,948           14,110

Oil & Gas Exploration,
  Production & Services (0.7%):
Amerada Hess Corp.                                49,501            2,840
Anadarko Petroleum Corp.                          45,415            1,399
                                                                    4,239

Oil-Integrated Companies (7.3%):
Chevron Corp.                                    150,250           13,719
Mobil Corp.                                       86,800            8,376
Texaco, Inc.                                     199,110           12,220
Unocal Corp. (c)                                 102,200            3,526
USX-Marathon Group, Inc.                         228,000            6,641
                                                                   44,482

Oilfield Services & Equipment (0.9%):
Baker Hughes, Inc.                                89,050            2,488
Schlumberger Ltd. (c)                             53,300            3,228
                                                                    5,716

Pharmaceuticals (7.9%):
Abbott Laboratories (c)                          237,100            9,573
American Home Products Corp.                     152,900            7,989
Bristol-Myers Squibb Co.                         113,200            8,695
Merck & Co., Inc.                                 24,000            1,910
Pfizer, Inc.                                     503,200           19,875
                                                                   48,042

Radio & Television (0.3%):
Cox Communications, Inc.,
  Class A (b) (c)                                 44,800            2,036

Railroads (1.1%):
Union Pacific Corp.                              119,900            6,684

Retail (2.3%):
Dayton Hudson Corp.                              215,500           13,927

Retail -- Department Stores (0.7%):
May Department Stores Co. (c)                    126,300            4,381

Retail -- Drug Stores (0.9%):
Walgreen Co. (c)                                 220,000         $  5,541

Retail -- Specialty Stores (2.0%):
AutoZone, Inc. (b) (c)                           177,300            4,710
Lowe's Cos.                                      132,200            7,271
                                                                   11,981

Semiconductors (3.0%):
Altera Corp. (b)                                  76,800            3,734
Intel Corp.                                      186,800           14,466
                                                                   18,200

Software & Computer
  Services (3.4%):
Automatic Data Processing (c)                     44,000            2,120
First Data Corp.                                  70,600            3,226
Microsoft Corp. (b)                               87,500            8,099
Oracle Corp. (b)                                 148,600            7,068
                                                                   20,513

Steel (0.3%):
USX-U.S. Steel Group, Inc.                        73,500            1,879

Telecommunications --
  Equipment (3.0%):
Lucent Technologies, Inc.                         63,900            4,106
Motorola, Inc.                                   148,600           14,479
                                                                   18,585

Tobacco & Tobacco
  Products (0.5%):
Philip Morris Cos., Inc.                         123,850            3,119

Toys (0.8%):
Hasbro, Inc.                                     238,800            4,925

Utilities -- Electric (2.9%):
Duke Energy Corp.                                107,000            6,046
FirstEnergy Corp.                                113,000            2,945
Texas Utilities Co.                               84,600            3,278
Unicom Corp. (c)                                 147,100            5,636
                                                                   17,905

Utilities -- Gas (1.1%):
Enron Corp.                                      160,772            6,421

Utilities -- Telecommunications (7.2%):
Alltel Corp.                                      94,400         $  7,859
AT&T Corp. (c)                                    45,300            2,118
Centurytel, Inc.                                 128,799            5,208
GTE Corp.                                         92,300            6,923
MCI Worldcom, Inc. (b)                           139,192           11,944
SBC Communications, Inc.                         197,337           10,052
                                                                   44,104

Total Common Stocks (Cost $415,394)                               598,980

Securities Purchased With Cash
  Collateral (7.8%)

Investment Companies (2.3%):
AIM Short Term Prime
  Money Market Fund                            4,335,300            4,335
AIM Liquid Assets
  Money Market Fund                            9,586,502            9,587
                                                                   13,922

Repurchase Agreements (5.5%):
Prudential Corp.,
  5.49%, 11/1/99
  (Collateralized by $5,212
  FMC, 0.00%, 3/9/00,
  market value -- $5,101)                     $    5,000            5,000
Merrill Lynch, 5.50%, 11/1/99
  (Collateralized by $8,880
  JDN Realty Corp.,
  0.00%, 3/31/13,
  Illinova Corp.,
  6.46%, 10/1/02,
  Waste Management, Inc.,
  7.13%, 10/1/07,
  market value -- $8,242)                          8,000            8,000
Morgan Stanley Dean Witter,
  5.48%, 11/1/99
  (Collateralized by $9,700
  J.C.Penney Co.,
  7.40%, 4/1/37,
  PP&L, 7.05%, 6/25/09,
  market value -- $9,601)                          8,000            8,000
Nations Bank, 5.52%, 11/1/99
  (Collateralized by $8,260
  Cox Communications, Inc.,
  6.04%, 8/15/00, Conseco, Inc.,
  9.00%, 10/15/06,
  market value -- $8,240)                    $     8,000         $  8,000
Goldman Sachs Group L.P.,
  5.52%, 11/1/99
  (Collateralized by $4,352
  Mutual Life Ins. Co.,
  0.00%, 8/15/24,
  GTE Corp., 9.10%, 6/1/03,
  market value -- $5,691)                          5,000            5,000
                                                                   34,000
Total Securities Purchased
With Cash Collateral (Cost $47,922)                                47,922

Total Investments (Cost $478,449) (a) -- 108.3% 662,035

Liabilities in excess of other assets -- (8.3)%                   (50,552)

TOTAL NET ASSETS -- 100.0%                                       $611,483

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $27. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                          $199,340
Unrealized depreciation                                           (15,781)
Net unrealized appreciation                                      $183,559

(b) Non-income producing securities.

(c) All or a portion of the security was loaned as of October 31, 1999

See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Lakefront Fund                                                October 31, 1999
(Amounts in Thousands, Except Shares)

                                                                  Market
Security Description                              Shares          Value

Common Stocks (98.3%)

Aerospace/Defense (4.2%):
AlliedSignal, Inc.                                     285        $     16
Boeing Co.                                             406              19
United Technologies Corp.                              575              35
                                                                        70

Airlines (0.8%):
Delta Air Lines, Inc.                                  230              13

Automobiles (1.9%):
Ford Motor Co.                                         313              18
General Motors Corp.                                   205              14
                                                                        32

Automotive Parts (2.2%):
Delphi Automotive Systems                              897              15
Federal-Mogul Corp.                                    850              21
                                                                        36

Banks (5.6%):
Chase Manhattan Corp.                                  720              63
Mellon Financial Corp.                                 380              14
National City Corp.                                    540              16
                                                                        93

Beverages (1.6%):
Pepsico, Inc.                                          750              26

Brokerage Services (1.4%):
Paine Webber Group, Inc.                               560              23

Building Materials (0.4%):
Armstrong World Industries, Inc.                       165               6

Chemicals -- General (2.0%):
E.I. Du Pont de Nemours                                520              34

Computers & Peripherals (10.7%):
Diebold, Inc.                                          880              23
Hewlett-Packard Co.                                    533              39
International Business Machines Corp.                  420              42
Sun Microsystems, Inc. (b)                             675              72
                                                                       176

Cosmetics & Related (4.0%):
Avon Products, Inc.                                    795              26
Colgate-Palmolive Co.                                  667              40
                                                                        66

Diversified (1.1%):
Tyco International Ltd.                                486        $     19

Electronic & Electrical --
  General (2.8%):
General Electric Co.                                   240              32
Johnson Controls, Inc.                                 242              15
                                                                        47

Entertainment (1.2%):
Walt Disney Co.                                        775              20

Financial Services (8.8%):
American Express Co.                                   421              65
Associates First Capital Corp.                         346              13
Citigroup, Inc.                                      1,273              68
                                                                       146

Health Care (2.1%):
C.R. Bard, Inc.                                        486              26
Tenet Healthcare Corp. (b)                             465               9
                                                                        35

Heavy Machinery (3.0%):
Caterpillar, Inc.                                      350              20
Cummins Engine, Inc.                                   240              12
Deere & Co.                                            477              17
                                                                        49

Insurance -- Multi-Line (2.3%):
Allstate Corp.                                         765              22
CIGNA Corp.                                            215              16
                                                                        38

Machinery -- Diversified (1.3%):
Rockwell International Corp.                           425              21

Medical Supplies (1.1%):
Becton Dickinson & Co.                                 765              19

Metals (1.5%):
Reynolds Metal Co.                                     415              25

Oil-Integrated Companies (3.4%):
Mobil Corp.                                            325              31
Texaco, Inc.                                           408              25
                                                                        56

Oilfield Services & Equipment (1.1%):
Schlumberger Ltd.                                      300              18

Packaging (0.8%):
Crown Cork & Seal Co., Inc.                            565              14

Pharmaceuticals (10.6%):
American Home Products Corp.                           405        $     21
Bristol-Myers Squibb Co.                               590              46
Merck & Co., Inc.                                      445              35
Pharmacia & Upjohn, Inc.                               675              36
Schering-Plough Corp.                                  722              37
                                                                       175

Restaurants (1.4%):
Tricon Global Restaurants, Inc. (b)                    600              24

Retail (1.6%):
K Mart Corp. (b)                                     2,700              27

Rubber & Rubber Products (0.4%):
M.A. Hanna Co.                                         683               7

Savings & Loans (1.2%):
Golden State Bancorp, Inc. (b)                         950              20

Semiconductors (7.8%):
Intel Corp.                                            730              57
Texas Instruments, Inc.                                820              73
                                                                       130

Software & Computer
  Services (1.2%):
Computer Associates International, Inc.                362              20

Utilities -- Electric (3.4%):
American Electric Power Co.                            320              11
Duke Energy Corp.                                      370              21
Texas Utilities Co.                                    650              25
                                                                        57

Utilities -- Natural Gas (2.3%):
Williams Cos., Inc.                                  1,025        $     38

Utilities -- Telecommunications
  (3.1%):
AT&T Corp.                                             550              25
Cincinnati Bell, Inc. (b)                              415               9
GTE Corp.                                              235              18
                                                                        52

Total Common Stocks (Cost $1,349)                                    1,632

Investment Companies (1.9%)

AIM Treasury Money Market Fund                      32,419              32

Total Investment Companies (Cost $32)                                   32

Total Investments (Cost $1,381) (a) -- 100.2%                        1,664

Liabilities in excess of other assets -- (0.2)%                         (3)

TOTAL NET ASSETS -- 100.0%                                          $1,661

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                           $    396
Unrealized depreciation                                               (113)
Net unrealized appreciation                                       $    283

(b) Non-income producing securities.

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Established Value Fund                                        October 31, 1999
(Amounts in Thousands, Except Shares)

                                                  Shares or
                                                  Principal       Market
Security Description                              Amount          Value

Commercial Paper (1.9%)

General Electric Capital Corp.,
  5.33%, 11/1/99                                  $  9,116        $  9,116

Total Commercial Paper (Cost $9,116)                                 9,116

Common Stocks (98.0%)

Aerospace/Defense (3.3%):
B.F. Goodrich Co.                                  180,000           4,264
Boeing Co.                                         140,000           6,449
Litton Industries, Inc. (b)                        105,000           4,928
                                                                    15,641

Airlines (1.1%):
Southwest Airlines Co.                             300,000           5,044

Beverages (2.1%):
Adolph Coors Co.                                   175,000           9,713

Brokerage Services (3.0%):
Morgan Stanley Dean Witter                          70,000           7,722
Paine Webber Group, Inc.                           160,000           6,520
                                                                    14,242

Building Materials (2.6%):
Armstrong World Industries, Inc.                   100,000           3,738
Centex Corp.                                       160,000           4,290
Pulte Corp.                                        200,000           4,025
                                                                    12,053

Chemicals (2.0%):
Air Products & Chemicals, Inc.                     180,000           4,950
Englehard Corp.                                    255,000           4,494
                                                                     9,444

Computers & Peripherals (7.9%):
Computer Sciences Corp. (b)                        115,000           7,899
Sun Microsystems, Inc. (b)                         275,000          29,099
                                                                    36,998

Conglomerates (3.0%):
Crane Co.                                          210,000           4,292
Textron, Inc.                                      125,000           9,648
                                                                    13,940

Consumer Products (1.7%):
Fortune Brands, Inc.                               220,000           7,796

Electronic & Electrical -- General (3.9%):
Honeywell, Inc.                                     90,000        $  9,489
Johnson Controls, Inc.                             148,000           8,991
                                                                    18,480

Entertainment (0.9%):
Brunswick Corp.                                    190,000           4,299

Financial & Insurance (2.6%):
AMBAC Financial Group, Inc.                        110,000           6,573
MBIA, Inc.                                         100,000           5,706
                                                                    12,279

Financial Services (14.1%):
Citigroup, Inc.                                    337,500          18,267
Countrywide Credit Industries, Inc.                150,000           5,091
Fannie Mae                                          95,000           6,721
Household International, Inc.                      450,000          20,081
Providian Financial Corp.                          150,000          16,350
                                                                    66,510

Food Distributors, Supermarkets
  & Wholesalers (2.5%):
Albertsons, Inc.                                   201,600           7,321
SUPERVALU, Inc.                                    200,000           4,200
                                                                    11,521

Food Products (0.9%):
Earthgrains Co.                                    180,000           4,106

Forest Products --
  Lumber & Paper (1.1%):
Georgia Pacific Corp.                              130,000           5,159

Health Care (1.0%):
WellPoint Health Networks (b)                       80,000           4,640

Heavy Machinery (1.8%):
Ingersoll Rand Co.                                 165,000           8,621

Household Goods -- Appliances,
  Furnishings & Electronics (3.9%):
Premark International, Inc.                        185,000          10,129
Whirlpool Corp.                                    115,000           8,014
                                                                    18,143

Insurance -- Multi-Line (4.4%):
Aegon NV                                           100,538           9,243
CIGNA Corp.                                         93,000           6,952
Hartford Financial Services
  Group, Inc.                                       84,000           4,352
                                                                    20,547

Insurance -- Property, Casualty,
  Health (0.8%):
UnumProvident Corp.                                109,500        $  3,607

Leisure -- Recreation,
  Gaming (2.3%):
Royal Caribbean Cruises Ltd.                       200,000          10,613

Machine Tools (0.6%):
Milacron, Inc.                                     178,500           2,934

Manufacturing --
  Miscellaneous (2.1%):
Cooper Industries, Inc.                            118,000           5,081
Trinity Industries                                 160,000           4,770
                                                                     9,851

Newspapers (1.6%):
Gannett Co., Inc.                                   97,000           7,481

Oil & Gas Exploration,
  Production & Services (5.6%):
Coastal Corp.                                      290,000          12,217
El Paso Energy Corp.                               200,000           8,200
Transocean Offshore, Inc.                          210,000           5,709
                                                                    26,126

Paint, Varnishes, Enamels (1.1%):
Sherwin-Williams Co.                               225,000           5,034

Restaurants (2.5%):
Brinker International, Inc. (b)                    250,000           5,828
Wendy's International, Inc.                        254,000           6,064
                                                                    11,892

Retail (4.4%):
Dayton Hudson Corp.                                250,000          16,156
K-Mart Corp. (b)                                   450,000           4,528
                                                                    20,684

Retail -- Department Stores (1.0%):
Federated Department Stores (b)                    110,000        $  4,696

Retail -- Specialty Stores (1.6%):
Lowe's Cos., Inc.                                  140,000           7,700

Staffing (0.8%):
Interim Services, Inc. (b)                         218,000           3,583

Telecommunications (4.7%):
Qualcomm, Inc. (b)                                 100,000          22,275

Tools & Hardware
  Manufacturing (1.1%):
Black & Decker Corp.                               125,000           5,375

Transportation (1.3%):
FDX Corp. (b)                                      145,000           6,244

Utilities -- Electric (1.3%):
Duke Energy Corp.                                  105,000           5,933

Utilities -- Telecommunications
  (1.4%):
SBC Communications, Inc.                           130,000           6,622

Total Common Stocks (Cost $293,743)                                459,826

Total Investments (Cost $302,859) (a) -- 99.9%                     468,942

Other assets in excess of liabilities -- 0.1%                          346

TOTAL NET ASSETS -- 100.0%                                        $469,288

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                           $188,160
Unrealized depreciation                                            (22,077)
Net unrealized appreciation                                       $166,083

(b) Non-income producing securities.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Diversified Stock Fund                                        October 31, 1999
(Amounts in Thousands, Except Shares)

                                                  Shares or
                                                  Principal       Market
Security Description                              Amount          Value

Commercial Paper (1.4%)

General Electric Capital Corp.,
  5.33%, 11/1/99                                  $   16,443      $ 16,443

Total Commercial Paper (Cost $16,443)                               16,443

Common Stocks (99.3%)

Aerospace/Defense (2.9%):
Boeing Co.                                           440,000        20,267
Raytheon Co., Class B                                441,600        12,862
                                                                    33,129

Aluminum (1.8%):
Alcoa, Inc. (c)                                      330,000        20,048

Banks (0.8%):
First Union Corp.                                    225,000         9,605

Biotechnology (2.3%):
Chiron Corp. (b) (c)                                 500,000        14,281
Genentech, Inc. (b)                                   82,000        11,952
                                                                    26,233

Cable Television (2.3%):
Comcast Corp., Class A
  Special Shares (c)                                 630,000        26,539

Chemicals -- General (0.1%):
RPM, Inc.                                            120,187         1,435

Commercial Services (0.5%):
McKesson HBOC, Inc.                                  280,000         5,618

Computers & Peripherals (7.1%):
Dell Computer Corp. (b)                              350,000        14,044
Diebold, Inc.                                        365,000         9,581
Electronic Data Systems Corp.                        190,000        11,115
Hewlett-Packard Co.                                  180,000        13,331
International Business
  Machines Corp.                                     190,400        18,731
Seagate Technology, Inc. (b)                         475,000        13,983
                                                                    80,785

Conglomerates (1.5%):
Berkshire Hathaway, Inc., Class B (b)                  4,202         8,782
Textron, Inc.                                        100,000         7,719
                                                                    16,501

Containers (2.2%):
Newell Rubbermaid, Inc.                              730,000        25,276
Cosmetics & Related (2.6%):
Avon Products, Inc. (c)                              555,000      $ 17,899
Gillette Co. (c)                                     325,000        11,761
                                                                    29,660

Diversified (1.3%):
Tyco International Ltd.                              364,882        14,572

Electronic & Electrical --
  General (1.7%):
Thermo Electron Corp. (b)                            550,000         7,425
Vishay Intertechnology, Inc. (b)                     467,518        11,425
                                                                    18,850

Entertainment (1.5%):
Walt Disney Co. (c)                                  650,000        17,144

Financial Services (4.5%):
Citigroup, Inc. (c)                                   72,500         3,924
Franklin Resources, Inc.                             325,000        11,375
Goldman Sachs Group, Inc.                            236,918        16,821
MBNA Corp.                                           680,000        18,785
                                                                    50,905

Food Processing &
  Packaging (2.8%):
ConAgra, Inc.                                        210,000         5,473
Quaker Oats Co. (c)                                  212,300        14,861
Ralston Purina Group                                 377,580        11,870
                                                                    32,204

Forest Products --
  Lumber & Paper (4.4%):
Bowater, Inc. (c)                                    383,400        20,129
International Paper Co. (c)                          564,100        29,685
                                                                    49,814

Health Care (1.3%):
Columbia HCA Healthcare Corp.                        275,000         6,634
Tenet Healthcare Corp. (b)                           404,800         7,869
                                                                    14,503

Heavy Machinery (4.0%):
Caterpillar, Inc. (c)                                250,000        13,813
Deere & Co. (c)                                      440,000        15,949
Ingersoll -- Rand Co.                                290,000        15,153
                                                                    44,915

Insurance (1.6%):
Progressive Corp. (c)                                200,400        18,550

Insurance -- Multi-Line (2.7%):
American International Group, Inc.                   176,296      $ 18,147
Lincoln National Corp.                               263,000        12,131
                                                                    30,278

Insurance -- Property, Casualty,
  Health (1.2%):
Everest Reinsurance Holdings                         228,500         5,884
UnumProvident Corp. (c)                              233,000         7,674
                                                                    13,558

Internet Software (0.8%):
Yahoo, Inc. (b) (c)                                   50,000         8,953

Media (2.2%):
News Corp. Ltd. ADR (c)                              846,900        25,089

Medical Supplies (0.8%):
Biomet, Inc.                                         294,967         8,886

Metals (0.5%):
Reynolds Metal Co.                                    98,600         5,959

Metals -- Fabrication (0.9%):
Kennametal, Inc. (c)                                 372,000        10,695

Oil & Gas Exploration,
  Production & Services (1.7%):
Anadarko Petroleum Corp.                             224,696         6,923
Helmerich & Payne                                    216,000         5,144
Noble Affiliates, Inc.                               270,000         6,834
                                                                    18,901

Oil-Integrated Companies (7.3%):
Exxon Corp.                                           30,000         2,222
Mobil Corp.                                           30,000         2,895
Texaco, Inc.                                         696,000        42,717
Unocal Corp.                                         420,000        14,490
USX-Marathon Group, Inc.                             690,000        20,096
                                                                    82,420

Oilfield Services & Equipment (3.1%):
Baker Hughes, Inc.                                   280,000         7,823
Halliburton Co.                                      270,600        10,198
Schlumberger Ltd. (c)                                284,000        17,199
                                                                    35,220

Pharmaceuticals (10.3%):
Abbott Laboratories (c)                              525,000      $ 21,197
American Home Products Corp.                         516,000        26,961
Merck & Co., Inc.                                    105,000         8,354
Pfizer, Inc.                                         810,000        31,995
Smithkline Beecham PLC ADR (c)                       450,000        28,800
                                                                   117,307

Radio & Television (2.6%):
AMFM, Inc. (b) (c)                                   190,000        13,300
AT&T Corp. -- Liberty Media,
  Class A (b)                                        389,698        15,466
                                                                    28,766

Retail (1.4%):
Autozone, Inc. (b) (c)                               160,000         4,250
Saks, Inc. (b)                                       650,000        11,172
                                                                    15,422

Semiconductors (3.1%):
Altera Corp. (b)                                     325,000        15,803
Intel Corp. (c)                                      250,000        19,360
                                                                    35,163

Software & Computer Services (1.4%):
Computer Associates
  International, Inc. (c)                             75,000         4,238
Networks Associates, Inc. (b) (c)                    325,000         5,952
Oracle Corp. (b)                                     125,000         5,945
                                                                    16,135

Telecommunications -- Equipment (2.5%):
Motorola, Inc. (c)                                   295,000        28,744

Transportation (0.7%):
Canadian Pacific, Ltd.                               338,600         7,978

Utilities -- Natural Gas (1.6%):
Enron Corp.                                          451,400        18,028

Utilities -- Telecommunications
  (7.3%):
AT&T Corp. (c)                                       687,151    $   32,124
CenturyTel, Inc.                                     348,400        14,088
MCI Worldcom, Inc. (b)                               247,804        21,265
Qwest Communications
  International (b) (c)                              425,000        15,300
                                                                    82,777

Total Common Stocks (Cost $979,049)                              1,126,565

Securities Purchased With Cash Collateral (16.9%)

Investment Companies (0.6%):

AIM Short Term Prime
  Money Market Fund                                2,027,117         2,027
AIM Liquid Assets
  Money Market Fund                                4,482,494         4,483
                                                                     6,510

Repurchase Agreements (16.3%):
Lehman Corp., 5.43%, 11/1/99
  (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements
  for collateral description)                     $   15,000        15,000
Prudential Corp., 5.53%, 11/1/99
  (Collateralized by $15,343
  Hydro-Quebec, 6.52%, 2/23/06,
  Farmer Mac, 7.57%, 7/17/00, FMC,
  0.00%, 12/17/99,
  market value -- $15,300)                            15,000        15,000
Prudential Corp., 5.49%, 11/1/99
  (Collateralized by $15,472
  Goldman Sachs Group LP,
  6.65%, 8/1/03,
  FMC, 0.00%, 12/17/99,
  market value -- $15,300)                            15,000        15,000
Merrill Lynch, 5.50%, 11/1/99 (See
  Significant Accounting Policies,
  Securities Lending in the Notes
  to Financial Statements for collateral
  description)                                        20,000        20,000
Morgan Stanley Dean Witter, 5.48%,
  11/1/99 (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements for
  collateral description)                         $   35,000    $   35,000
Nations Bank, 5.52%, 11/1/99
  (See Significant Accounting Policies,
  Securities Lending in the Notes to
  Financial Statements for
  collateral description)                             30,000        30,000
Goldman Sachs Group L.P., 5.52%, 11/1/99
  ((See Significant Accounting Policies,
  Securities Lending in the Notes to
  Financial Statements for collateral
  description)                                        25,000        25,000
Salomon Corp., 5.48%, 11/1/99
  (Collateralized by $33,009 Chase
  Manhattan Corp., 7.25%, 6/1/07,
  market value -- $33,892)                            30,000        30,000
                                                                   185,000

Total Securities Purchased
With Cash Collateral (Cost $191,510)                               191,510

Total Investments (Cost
$1,187,002) (a) -- 117.6%                                        1,334,518

Liabilities in excess of other assets --
(17.6)%                                                           (199,803)

TOTAL NET ASSETS -- 100.0%                                      $1,134,715

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,143. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                           $188,512
Unrealized depreciation                                            (42,139)
Net unrealized appreciation                                       $146,373

(b) Non-income producing securities.

(c) All or a portion of this security was loaned as of October 31, 1999.

ADR -- American Depository Receipts

See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Stock Index Fund                                              October 31, 1999
(Amounts in Thousands, Except Shares)

                                                 Shares or
                                                 Principal      Market
Security Description                             Amount         Value

Commercial Paper (11.3%)

Business Credit Institutions (11.3%):
General Electric Capital Corp.,
  5.33%, 11/1/99                                 $    73,444    $   73,444
Sears Roebuck Acceptance Corp.,
  6.21%, 1/26/00                                      25,000        25,000

Total Commercial Paper (Cost $98,444)                               98,444

Common Stocks (87.7%)

Advertising (0.2%):
Interpublic Group of Cos., Inc.                       18,990           771
Omnicom                                               11,966         1,053
                                                                     1,824

Aerospace/Defense (1.1%):
AlliedSignal, Inc.                                    37,101         2,112
B.F. Goodrich Co.                                      7,415           176
Boeing Co.                                            64,762         2,983
General Dynamics Corp.                                13,448           746
Lockheed Martin Corp. (d)                             26,642           533
Northrop Grumman Corp.                                 4,656           255
Raytheon Co., Class B                                 22,768           663
United Technologies Corp.                             32,477         1,965
                                                                     9,433

Airlines (0.2%):
AMR Corp. (b) (d)                                     10,150           645
Delta Air Lines, Inc. (d)                              9,462           515
Southwest Airlines Co.                                34,008           572
U.S. Airways Group, Inc. (b)                           4,827           135
                                                                     1,867

Aluminum (0.3%):
Alcan Aluminum Ltd. (d)                               15,231           502
Alcoa, Inc. (d)                                       24,724         1,502
Reynolds Metal Co.                                     4,240           256
                                                                     2,260

Apparel (0.1%):
Liz Claiborne, Inc. (d)                                4,141           166
Russell Corp.                                          2,248            34
VF Corp.                                               8,016           241
                                                                       441

Apparel -- Footwear (0.1%):
Nike, Inc., Class B                                   18,981         1,072
Reebok International Ltd. (b)                          3,799            37
                                                                     1,109

Automobiles (0.9%):
Ford Motor Co. (d)                                    81,573    $    4,477
General Motors Corp.                                  43,436         3,051
Navistar International Corp. (b)                       4,456           186
PACCAR, Inc. (d)                                       5,244           247
                                                                     7,961

Automotive Parts (0.2%):
Dana Corp.                                            11,214           332
Delphi Automotive Systems                             38,097           625
TRW, Inc.                                              8,132           349
                                                                     1,306

Banks (5.7%):
AmSouth Bankcorp                                      26,535           683
Bank of America Corp.                                116,476         7,499
Bank of New York Co., Inc.                            49,580         2,076
Bank One Corp. (d)                                    79,079         2,970
BB & T Corp.                                          21,546           784
Chase Manhattan Corp.                                 56,127         4,904
Comerica, Inc.                                        10,556           627
Fifth Third Bancorp (d)                               20,367         1,503
First Union Corp.                                     64,505         2,754
Firstar Corp.                                         66,998         1,968
Fleet Boston Corp.                                    62,148         2,711
Huntington Bancshares, Inc.                           15,530           460
J.P. Morgan & Co., Inc. (d)                           11,838         1,549
KeyCorp                                               30,258           845
Mellon Financial Corp.                                34,672         1,281
National City Corp.                                   41,680         1,230
Northern Trust Corp.                                   7,542           728
PNC Bank Corp.                                        20,539         1,225
Regions Financial Corp.                               15,138           455
Republic New York Corp.                                7,107           449
SouthTrust Corp.                                      11,305           452
State Street Corp.                                    10,883           828
Summit Bancorp                                        11,939           413
SunTrust Banks, Inc.                                  21,725         1,590
Synovus Financial Corp. (d)                           18,313           393
U.S. Bancorp (d)                                      49,332         1,828
Union Planters Corp. (d)                               9,636           429
Wachovia Corp. (d)                                    13,636         1,176
Wells Fargo Co. (d)                                  111,206         5,325
                                                                    49,135

Beverages (2.1%):
Anheuser-Busch Cos., Inc. (d)                         31,523    $    2,264
Brown-Forman Corp., Class B                            4,629           312
Coca Cola Enterprises, Inc. (d)                       28,678           733
Coca-Cola Co.                                        166,494         9,824
Coors (Adolph) Co.                                     2,469           137
PepsiCo, Inc.                                         98,603         3,420
Seagram Co. Ltd. (d)                                  29,161         1,440
                                                                    18,130

Bio-Technology (0.5%):
Amgen, Inc. (b)                                       34,386         2,742
Monsanto Co. (d)                                      42,730         1,645
                                                                     4,387

Brokerage Services (1.0%):
Merrill Lynch & Co., Inc.                             24,918         1,956
Morgan Stanley, Dean Witter
  & Co. (d)                                           38,473         4,244
Schwab (Charles) Corp. (d)                            55,158         2,148
                                                                     8,348

Building Materials (0.2%):
Armstrong World Industries, Inc. (d)                   2,682           100
Centex Corp.                                           3,984           107
Fleetwood Enterprises, Inc. (d)                        2,248            49
Kaufman & Broad Home Corp.                             3,237            65
Masco Corp. (d)                                       29,867           910
Owens Corning                                          3,704            76
Pulte Corp.                                            2,923            59
Vulcan Materials Co. (d)                               6,770           280
                                                                     1,646

Chemicals -- General (1.1%):
Air Products & Chemicals, Inc.                        15,493           426
Ashland, Inc.                                          4,867           161
Dow Chemical Co. (d)                                  14,839         1,754
E.I. Du Pont de Nemours Co.                           70,375         4,534
Eastman Chemical Co.                                   5,320           205
Englehard Corp.                                        8,463           149
Great Lakes Chemical Corp.                             3,963           141
Hercules, Inc. (d)                                     7,145           172
Nalco Chemical Co.                                     4,447           235
Praxair, Inc.                                         10,747           502
Rohm & Haas Co.                                       14,686           562
Sigma-Aldrich Corp.                                    6,792           194
Union Carbide Corp.                                    8,979    $      548
W.R. Grace & Co. (b)                                   4,798            72
                                                                     9,655

Commercial Services (0.2%):
Cendant Corp. (b)                                     48,571           801
Ecolab, Inc.                                           8,759           296
McKesson HBOC, Inc. (d)                               18,966           381
Paychex, Inc.                                         16,617           654
                                                                     2,132

Computers & Peripherals (7.1%):
3Com Corp. (b)                                        24,113           699
Adaptec, Inc. (b)                                      6,805           306
Apple Computer, Inc. (b) (d)                          10,848           869
Cabletron Systems, Inc. (b)                           11,741           194
Ceridian Corp. (b)                                     9,755           214
Cisco Systems, Inc. (b)                              219,213        16,223
Compaq Computer Corp. (d)                            114,629         2,178
Computer Sciences Corp. (b) (d)                       10,788           741
Dell Computer Corp. (b)                              171,351         6,876
Electronic Data Systems                               33,256         1,945
EMC Corp. (b) (d)                                     68,331         4,988
Gateway, Inc. (b) (d)                                 21,152         1,397
Hewlett-Packard Co.                                   68,305         5,059
International Business
  Machines Corp.                                     121,984        12,001
Lexmark International Group, Inc. (b)                  8,665           676
Network Appliance, Inc. (b)                            4,961           367
Seagate Technology, Inc. (b)                          15,047           443
Silicon Graphics, Inc. (b)                            12,754            99
Sun Microsystems, Inc. (b) (d)                        52,180         5,522
Unisys Corp. (b)                                      20,633           500
                                                                    61,297

Construction (0.0%):
Fluor Corp.                                            5,120           204
Foster Wheeler Corp.                                   2,724            31
                                                                       235

Consumer Products (1.6%):
American Greetings Corp., Class A                      4,553           118
Clorox Co.                                            15,944           653
Colgate-Palmolive Co.                                 39,310         2,378
Fortune Brands, Inc.                                  11,220           398
Jostens, Inc. (d)                                      2,323            49

Newell Rubbermaid, Inc. (d)                           19,037    $      659
Procter & Gamble Co. (d)                              89,579         9,394
Tupperware Corp.                                       3,880            77
                                                                    13,726

Containers (0.1%):
Ball Corp.                                             2,070            83
Bemis, Inc.                                            3,535           124
Crown Cork & Seal, Inc.                                8,249           197
Owens-Illinois, Inc. (b) (d)                          10,530           252
Sealed Air Corp. (b) (d)                               5,620           312
                                                                       968

Cosmetics & Related (0.7%):
Alberto Culver Co.                                     3,805            90
Avon Products, Inc. (d)                               17,585           567
Gillette Co.                                          73,160         2,647
International Flavor & Fragance, Inc.                  7,135           273
Kimberly-Clark Corp.                                  35,971         2,271
                                                                     5,848

Distribution/Wholesale (0.2%):
Costco Wholesale Corp. (b)                            14,840         1,192
Genuine Parts Co. (d)                                 12,098           315
                                                                     1,507

Electrical Equipment (0.2%):
Emerson Electric Co.                                  29,299         1,760

Electronic & Electrical -- General (4.1%):
General Electric Co.                                 221,178        29,983
Tandy Corp.                                           13,032           820
Texas Instruments, Inc.                               52,966         4,754
                                                                    35,557

Electronics (0.5%):
Analog Devices (b)                                    11,810           627
Honeywell, Inc.                                        8,595           906
Johnson Controls, Inc.                                 5,711           347
Millipore Corp.                                        3,035            97
Parker-Hannifin Corp. (d)                              7,310           335
PE Corp. -- PE Biosystems Group                        6,892           447
PerkinElmer, Inc. (d)                                  3,054           125
Solectron Corp. (b) (d)                               18,195         1,369
Tektronix, Inc.                                        3,133           106
Thermo Electron Corp. (b)                             10,631           144
Thomas & Betts Corp.                                   3,819           171
                                                                     4,674

Entertainment (0.5%):
Brunswick Corp.                                        6,212    $      141
King World Productions, Inc. (b)                       4,774           185
The Walt Disney Co. (d)                              139,060         3,667
                                                                     3,993

Environmental Control (0.1%):
Allied Waste Industries, Inc. (b)                     12,720           134
Waste Management, Inc.                                41,755           767
                                                                       901

Financial & Insurance (0.0%):
MBIA, Inc.                                             6,722           384

Financial Services (4.0%):
American Express Co.                                  30,294         4,665
Associates First Capital Corp.                        49,094         1,792
Bear Stearns Companies, Inc.                           7,867           335
Capital One Financial Corp.                           13,344           707
Citigroup, Inc.                                      227,725        12,326
Countrywide Credit Industries, Inc.                    7,618           259
Deluxe Corp.                                           5,112           144
Equifax, Inc. (d)                                      9,693           262
Fannie Mae                                            69,114         4,890
Franklin Resources, Inc.                              17,020           596
Freddie Mac                                           46,875         2,534
Household International, Inc. (d)                     32,273         1,440
Lehman Brothers Holding, Inc. (d)                      8,082           596
MBNA Corp.                                            54,063         1,493
Paine Webber Group, Inc. (d)                           9,816           400
Price (T. Rowe) Associates                             8,185           291
Providian Financial Corp.                              9,561         1,042
SLM Holding Corp.                                     10,850           531
                                                                    34,303

Food Distributors (0.6%):
Albertsons, Inc.                                      28,345         1,029
Great Atlantic & Pacific Tea, Inc.                     2,574            74
Kroger Co. (b) (d)                                    55,929         1,164
Safeway, Inc. (b) (d)                                 34,409         1,215
SUPERVALU, Inc.                                        9,365           197
Sysco Corp.                                           22,331           858
Winn-Dixie Stores, Inc. (d)                           10,041           272
                                                                     4,809

Food Processing &
  Packaging (1.6%):
Archer Daniels Midland Co. (d)                        41,638    $      513
Bestfoods                                             18,808         1,105
Campbell Soup Co. (d)                                 29,275         1,317
ConAgra, Inc.                                         32,919           858
General Mills, Inc.                                   10,326           900
H.J. Heinz Co. (d)                                    24,167         1,154
Hershey Foods Corp.                                    9,440           477
Kellogg Co. (d)                                       27,371         1,090
Nabisco Group Holdings Corp.                          21,946           281
Quaker Oats Co.                                        9,021           631
Ralston-Ralston Purina Group                          21,808           686
Sara Lee Corp.                                        60,920         1,649
Unilever N.V                                          38,540         2,569
Wm. Wrigley Jr. Co.                                    7,852           628
                                                                    13,858

Forest Products --
  Lumber & Paper (0.6%):
Boise Cascade Corp.                                    3,848           137
Champion International Corp. (d)                       6,468           374
Fort James Corp.                                      14,915           392
Georgia Pacific Corp. (d)                             11,597           460
International Paper Co.                               27,888         1,468
Louisiana Pacific Corp.                                7,242            92
Mead Corp.                                             6,872           247
Potlatch Corp.                                         1,955            82
Temple-Inland, Inc.                                    3,747           218
Westvaco Corp.                                         6,768           201
Weyerhauser Co. (d)                                   13,554           809
Willamette Industries, Inc.                            7,522           313
                                                                     4,793

Funeral Services (0.0%):
Service Corp. International                           18,376           176

Health Care (0.5%):
Columbia/HCA Healthcare Corp.                         38,046           918
Humana, Inc. (b)                                      11,322            78
Mallinckrodt, Inc.                                     4,797           163
Manor Care, Inc. (b) (d)                               7,223           114
Medtronic, Inc. (d)                                   79,130         2,739
Wellpoint Health Networks (b)                          4,436           257
                                                                     4,269

Heavy Machinery (0.3%):
Case Corp.                                             5,247    $      278
Caterpillar Tractor, Inc. (d)                         23,974         1,324
Deere & Co.                                           15,757           571
Ingersoll Rand Co.                                    11,132           582
McDermott International, Inc.                          3,959            72
                                                                     2,827

Hotels & Motels (0.1%):
Harrah's Entertainment, Inc. (b)                       8,623           250
Hilton Hotels Corp. (d)                               17,193           159
Marriott International, Inc., Class A                 16,775           564
Mirage Resorts, Inc. (b)                              13,432           196
                                                                     1,169

Household Goods -- Appliances,
  Furnishings & Electronics (0.1%):
Leggett & Platt, Inc.                                 13,245           294
Maytag Corp.                                           5,884           236
Whirlpool Corp.                                        5,056           352
                                                                       882

Insurance -- Multi-Line (2.7%):
Aetna, Inc. (d)                                        9,526           479
Aflac, Inc. (d)                                       17,926           916
Allstate Corp.                                        53,832         1,548
American General Corp. (d)                            16,797         1,246
American International Group                         104,392        10,745
AON Corp. (d)                                         17,307           614
CIGNA Corp.                                           13,426         1,004
Cincinnati Financial Corp.                            11,156           400
Conseco, Inc.                                         22,053           536
Hartford Financial Services
  Group, Inc.                                         15,239           790
Jefferson Pilot Corp.                                  7,128           535
Lincoln National Corp.                                13,406           618
Loews Corp. (d)                                        7,253           514
Marsh & McLennan Cos., Inc.                           17,785         1,406
MGIC Investment Corp. (d)                              7,347           439
Progressive Corp.                                      4,925           456
Safeco Corp. (d)                                       8,869           244
Torchmark Corp.                                        9,010           281
UnumProvident Corp.                                   16,082           530
                                                                    23,301

Insurance -- Property, Casualty,  Health (0.1%):
Chubb Corp.                                           11,883    $      652
St. Paul Cos., Inc.                                   15,288           489
                                                                     1,141

Leisure -- Recreation, Gaming (0.2%):
Carnival Corp.                                        41,359         1,840

Machine -- Diversified (0.4%):
Applied Materials, Inc. (b) (d)                       25,315         2,273
Briggs & Stratton Corp.                                1,543            90
Cummins Engine Co., Inc.                               2,851           145
Dover Corp.                                           14,053           598
NACCO Industries, Inc.                                   551            26
Rockwell International Corp. (d)                      12,864           623
                                                                     3,755

Manufacturing --
  Capital Goods (0.2%):
Cooper Industries, Inc.                                6,349           273
Illinois Tool Works, Inc. (d)                         16,922         1,240
                                                                     1,513

Manufacturing -- Miscellaneous (1.3%):
Corning, Inc. (d)                                     16,489         1,296
Crane Co. (d)                                          4,594            94
Danaher Corp.                                          9,586           463
Eaton Corp. (d)                                        4,851           365
FMC Corp. (b)                                          2,145            87
ITT Industries, Inc.                                   5,898           202
Minnesota Mining &
  Manufacturing Co. (d)                               27,203         2,586
National Service Industries, Inc.                      2,770            89
Pall Corp.                                             8,368           184
PPG Industries, Inc.                                  11,736           711
Tenneco, Inc.                                         11,490           184
Textron, Inc.                                         10,126           782
Tyco International Ltd. (d)                          112,828         4,506
                                                                    11,549

Media (1.3%):
Knight-Ridder, Inc. (d)                                5,463           347
Media One Group, Inc. (b) (d)                         40,911         2,907
Time Warner, Inc. (d)                                 87,216         6,078
Viacom, Inc., Class B (b) (d)                         46,974         2,102
                                                                    11,434

Medical Services (0.1%):
Healthsouth Corp. (b)                                 28,020    $      161
Tenet Healthcare Corp. (b)                            20,980           408
United Healthcare Corp.                               11,698           605
                                                                     1,174

Medical Supplies (0.5%):
Bausch & Lomb, Inc.                                    3,854           208
Baxter International, Inc.                            19,631         1,274
Becton Dickinson & Co.                                16,872           428
Biomet, Inc.                                           7,596           229
Boston Scientific Corp. (b)                           27,887           561
C.R. Bard, Inc.                                        3,472           187
Guidant Corp.                                         20,413         1,008
St. Jude Medical, Inc. (b)                             5,666           155
                                                                     4,050

Medical -- Information
  Systems (0.1%):
IMS Health, Inc.                                      21,093           612

Metals -- Fabrication (0.0%):
Timken Co.                                             4,151            74
Worthington Industries, Inc.                           6,186           103
                                                                       177

Mining (0.1%):
Barrick Gold Corp.                                    26,295           482
Homestake Mining Co.                                  17,580           147
Newmont Mining Corp.                                  11,311           248
                                                                       877

Newspapers (0.4%):
Dow Jones & Co., Inc.                                  6,120           376
Gannett, Inc. (d)                                     18,907         1,458
New York Times Co., Class A (d)                       11,740           473
Times Mirror Co., Class A                              3,951           285
Tribune Co.                                           16,014           961
                                                                     3,553

Office Equipment & Supplies
  (Non-Computer Related) (0.4%):
Avery Dennison Corp.                                   7,683           480
IKON Office Solutions, Inc. (d)                       10,046            69
Office Depot, Inc. (b)                                25,273           314
Pitney Bowes, Inc.                                    18,042           822
Staples, Inc. (b)                                     31,342           695
Xerox Corp. (d)                                       44,680         1,252
                                                                     3,632

Oil & Gas Exploration,
  Production & Services (0.8%):
Amerada Hess Corp.                                     6,106    $      350
Anadarko Petroleum Corp.                               8,592           265
Apache Corp. (d)                                       7,678           299
Burlington Resource, Inc.                             11,982           418
Coastal Corp.                                         14,405           607
Columbia Energy Group                                  5,530           359
Consolidated Natural Gas Co.                           6,468           414
Enron Corp.                                           48,133         1,923
Helmerich & Payne, Inc.                                3,321            79
Kerr-McGee Corp. (d)                                   5,836           314
Occidental Petroleum Corp.                            23,511           536
Oneok, Inc.                                            2,137            62
Rowan Cos., Inc. (b)                                   5,598            87
Tosco Corp. (d)                                       10,235           259
Union Pacific Resources Group, Inc.                   16,984           246
Williams Cos., Inc.                                   29,277         1,099
                                                                     7,317

Oil-Integrated Companies (4.3%):
Atlantic Richfield Co.                                21,752         2,027
Chevron Corp.                                         44,277         4,043
Conoco, Inc., Class B                                 42,286         1,147
Exxon Corp.                                          163,702        12,125
Mobil Corp.                                           52,802         5,096
Phillips Petroleum Co.                                17,060           793
Royal Dutch Petroleum Co.                            144,587         8,667
Sunoco, Inc.                                           6,111           147
Texaco, Inc.                                          37,270         2,287
Unocal Corp.                                          16,361           564
USX-Marathon Group, Inc.                              20,853           607
                                                                    37,503

Oilfield Services &
  Equipment (0.5%):
Baker Hughes, Inc.                                    22,174           619
Halliburton Co.                                       29,768         1,122
Schlumberger Ltd.                                     36,958         2,239
                                                                     3,980

Paint, Varnishes, Enamels (0.0%):
Sherwin-Williams Co.                                  11,413           255

Pharmaceuticals (8.0%):
Abbott Laboratories (d)                              102,581         4,142
Allergan, Inc. (d)                                     4,499           483
Alza Corp., Class A (b)                                6,811           292
American Home Products Corp.                          88,106         4,604
Bristol-Myers Squibb Co.                             133,918    $   10,287
Cardinal Health, Inc. (d)                             18,408           794
Eli Lilly & Co.                                       73,687         5,075
Johnson & Johnson, Inc. (d)                           90,654         9,496
Merck & Co., Inc.                                    158,155        12,582
Pfizer, Inc.                                         261,283        10,321
Pharmacia & Upjohn, Inc.                              34,164         1,843
Schering-Plough Corp.                                 99,006         4,901
Warner-Lambert Co.                                    57,633         4,600
Watson Pharmaceuticals, Inc. (b) (d)                   6,462           205
                                                                    69,625

Photography (0.2%):
Eastman Kodak Co.                                     21,341         1,471
Polaroid Corp. (d)                                     2,944            66
                                                                     1,537

Pipelines (0.1%):
El Paso Energy Corp. (d)                              15,106           619

Primary Metal & Mineral
  Production (0.1%):
Asarco, Inc.                                           2,659            78
Freeport-McMoRan Copper
  & Gold, Inc., Class B                               11,044           184
Inco Ltd. (d)                                         12,970           263
Phelps Dodge Corp. (d)                                 6,024           340
Placer Dome, Inc. (d)                                 21,990           267
                                                                     1,132

Publishing (0.2%):
Dun & Bradstreet                                      10,857           319
McGraw-Hill Cos., Inc. (d)                            13,270           791
Meredith Corp.                                         3,504           125
R.R. Donnelley & Sons Co.                              8,609           209
                                                                     1,444

Radio & Television (0.7%):
CBS Corp. (b) (d)                                     47,516         2,319
Clear Channel
  Communications, Inc. (b) (d)                        22,766         1,830
Comcast Corp., Class A Special Shares                 50,534         2,129
                                                                     6,278

Railroads (0.4%):
Burlington Northern Santa Fe                          31,348         1,000
CSX Corp.                                             14,687           602
Norfolk Southern Corp.                                25,671           627
Union Pacific Corp.                                   16,738           933
                                                                     3,162

Restaurants (0.5%):
Darden Restaurants, Inc.                               8,909    $      170
McDonald's Corp.                                      91,345         3,767
Tricon Global Restaurants (b)                         10,373           417
Wendy's International, Inc.                            8,189           196
                                                                     4,550

Retail (2.4%):
Bed Bath & Beyond, Inc. (b) (d)                        9,420           314
Best Buy, Inc. (b) (d)                                13,742           764
Dayton Hudson Corp.                                   29,810         1,926
Dollar General Corp. (d)                              15,148           400
K-Mart Corp. (b) (d)                                  33,289           335
Wal-Mart Stores, Inc. (d)                            300,066        17,009
                                                                    20,748

Retail -- Department Stores (0.5%):
Consolidated Stores Corp. (b) (d)                      7,397           135
Dillard's, Inc., Class A                               7,178           135
Federated Department
  Stores, Inc. (b) (d)                                14,064           600
Harcourt General, Inc.                                 4,804           185
J.C. Penney Co., Inc. (d)                             17,805           452
Kohls Corp. (b)                                       10,993           823
May Department Stores Co.                             22,576           783
Neiman Marcus Group Inc. (b)                              --            --
Nordstrom, Inc.                                        9,458           236
Sears, Roebuck & Co. (d)                              25,649           723
                                                                     4,072

Retail -- Drug Stores (0.4%):
CVS Corp.                                             26,406         1,147
Longs Drug Stores Corp.                                2,612            71
Rite Aid Corp. (d)                                    17,491           153
Walgreen Co.                                          67,669         1,705
                                                                     3,076

Retail -- Specialty Stores (1.5%):
AutoZone, Inc. (b) (d)                                10,086           268
Circuit City Stores, Inc.                             13,546           578
Home Depot, Inc.                                      99,999         7,550
Limited, Inc. (d)                                     14,402           592
Lowe's Cos., Inc. (d)                                 25,720         1,415
Pep Boys -- Manny, Moe & Jack                          3,553            44
The Gap, Inc.                                         57,819         2,147
TJX Cos., Inc.                                        21,421           581
Toys "R" Us, Inc. (b)                                 16,695           236
                                                                    13,411

Rubber & Rubber Products (0.1%):
Cooper Tire & Rubber Co.                               5,123    $       86
Goodyear Tire & Rubber Co. (d)                        10,539           436
                                                                       522

Savings & Loans (0.2%):
Golden West Financial Corp.                            3,709           414
Washington Mutual, Inc.                               39,048         1,404
                                                                     1,818

Semiconductors (2.3%):
Advanced Micro Devices, Inc. (b) (d)                   9,903           196
Intel Corp.                                          223,054        17,272
KLA-Tencor Corp. (b)                                   5,956           472
LSI Logic Corp. (b) (d)                                9,938           529
Micron Technology, Inc. (b)                           16,917         1,206
National Semiconductor Corp. (b)                      11,349           340
                                                                    20,015

Software & Computer
  Services (6.3%):
Adobe Systems, Inc.                                    8,222           575
America Online, Inc. (b)                              74,716         9,690
Autodesk, Inc.                                         4,002            75
Automatic Data Processing (d)                         41,721         2,010
BMC Software, Inc. (b) (d)                            16,133         1,036
Computer Associates
  International, Inc.                                 36,209         2,046
Compuware Corp. (b) (d)                               24,079           670
First Data Corp.                                      28,929         1,322
Microsoft Corp. (b)                                  344,146        31,854
Novell, Inc. (b)                                      22,588           453
Oracle Corp. (b)                                      97,062         4,617
Parametric Technology Corp. (b) (d)                   18,156           346
Peoplesoft, Inc. (b) (d)                              16,402           246
Shared Medical Systems Corp.                           1,801            68
                                                                    55,008

Steel (0.1%):
Allegheny Teledyne, Inc.                              12,846           195
Bethlehem Steel Corp. (b)                              8,816            61
Nucor Corp.                                            5,879           305
USX-U.S. Steel Group, Inc.                             5,927           152
                                                                       713

Tax Return Services (0.0%):
H&R Block, Inc.                                        6,567           280

Telecommunications (0.7%):
Global Crossing Ltd. (b)                              51,330    $    1,777
Nextel Communications, Inc. (b) (d)                   22,359         1,927
Sprint Corp. (PCS Group) (b) (d)                      29,655         2,460
                                                                     6,164

Telecommunications -- Equipment (3.3%):
ADC Telecommunications, Inc. (b)                      10,085           481
Andrew Corp. (b)                                       5,532            71
Comverse Technology, Inc. (b)                          4,685           532
General Instrument Corp. (b)                          11,662           628
Harris Corp.                                           5,363           120
Lucent Technologies, Inc. (d)                        206,600        13,273
Motorola, Inc. (d)                                    40,942         3,989
Nortel Networks Corp. (d)                             89,492         5,543
Qualcomm, Inc. (b)                                    10,825         2,411
Scientific-Atlanta, Inc.                               5,157           295
Tellabs, Inc. (b)                                     26,401         1,670
                                                                    29,013

Textile Manufacturing (0.0%):
Springs Industries, Inc., Class A                      1,206            48

Tobacco & Tobacco
  Products (0.5%):
Philip Morris Cos., Inc.                             161,163         4,059
UST, Inc.                                             11,740           325
                                                                     4,384

Tools & Hardware
  Manufacturing (0.1%):
Black & Decker Corp. (d)                               5,897           254
Milacron, Inc.                                         2,502            41
Snap-on, Inc.                                          4,404           134
Stanley Works (d)                                      5,957           165
W.W. Grainger, Inc. (d)                                6,340           268
                                                                       862

Toys (0.1%):
Hasbro, Inc.                                          13,178           272
Mattel, Inc. (d)                                      28,336           379
                                                                       651

Transportation (0.1%):
FDX Corp. (b)                                         20,096           865
Kansas City Southern
  Industries, Inc. (d)                                 7,455           354
                                                                     1,219

Transportation Leasing
  &Trucking (0.0%):
Ryder Systems, Inc.                                    4,744    $      101

Transportation Services (0.0%):
Laidlaw, Inc.                                         22,306           137

Utilities -- Electric (1.8%):
Ameren Corp.                                           9,271           351
American Electric Power Co. (d)                       13,021           449
Carolina Power & Light Co.                            10,744           371
Central & South West Corp.                            14,365           319
CINergy Corp.                                         10,734           303
CMS Energy Corp.                                       7,927           292
Consolidated Edison Co. of
  New York, Inc. (d)                                  14,903           569
Constellation Energy Group, Inc.                      10,105           310
Detroit Edison Co.                                     9,784           325
Dominion Resources, Inc.                              12,970           624
Duke Energy Corp.                                     24,607         1,391
Edison International                                  23,458           695
Entergy Corp.                                         16,671           499
FirstEnergy Corp.                                     15,776           411
Florida Progress Corp. (d)                             6,622           303
FPL Group, Inc.                                       12,086           608
GPU, Inc.                                              8,492           288
New Century Energies, Inc.                             7,766           253
Niagara Mohawk Holdings, Inc. (b)                     12,616           200
Northern States Power Co.                             10,378           223
PacifiCorp                                            20,088           414
Peco Energy Co.                                       12,582           480
PG&E Corp.                                            25,915           594
Pinnacle West Capital Corp.                            5,740           212
PP&L Resources, Inc.                                  10,654           288
Public Service Enterprise Group                       14,834           587
Reliant Energy, Inc. (d)                              19,946           544
Southern Co.                                          46,064         1,225
Texas Utilities Co.                                   18,638           722
The AES Corp. (b) (d)                                 13,898           784
Unicom Corp. (d)                                      14,675           562
                                                                    15,196

Utilities -- Gas (0.1%):
Eastern Enterprises                                    1,810    $       93
NICOR, Inc.                                            3,152           122
Peoples Energy Corp.                                   2,374            90
Sempra Energy                                         16,223           331
                                                                       636

Utilities -- Telecommunications
  (6.8%):
Alltel Corp.                                          20,613         1,716
AT&T Corp. (d)                                       215,480        10,074
Bell Atlantic Corp. (d)                              104,698         6,799
BellSouth Corp. (d)                                  127,129         5,721
CenturyTel, Inc.                                       9,413           381
GTE Corp.                                             66,140         4,961
MCI Worldcom, Inc. (b)                               126,301        10,837
SBC Communications, Inc.                             230,237        11,727
Sprint Corp. (FON Group)                              58,448         4,343
U. S. West, Inc.                                      34,024         2,078
                                                                    58,637

Total Common Stocks (Cost $483,164)                                760,291

U.S. Treasury Bills (0.8%)

4.38%, 12/16/99 (c)                                    6,900         6,862

Total U.S. Treasury Bills (Cost $6,861)                              6,862

Securities Purchased With Cash
  Collateral (14.0%)

Investment Companies (3.6%):
AIM Short Term Prime
  Money Market Fund                                9,830,018         9,830
AIM Liquid Assets
  Money Market Fund                               21,736,787        21,737
                                                                    31,567

Repurchase Agreements (10.4%):
Lehman Corp., 5.43%, 11/1/99
  (Collateralized by $31,470
  Restructured Asset Securities,
  0.00%, 7/17/00,
  FNMA, 8.50%, 9/1/11,
  market value -- $20,531)                       $    20,000        20,000
Morgan Stanley Dean Witter,
  5.48%, 11/1/99
  (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements
  for collateral description)                         20,000        20,000
Nations Bank, 5.52%, 11/1/99 (See
  Significant Accounting Policies,
  Securities Lending in the Notes
  to Financial Statements for
  collateral description)                        $    20,000    $   20,000
Goldman Sachs Group L.P., 5.52%,
  11/1/99 (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements for
  collateral description)                             15,000        15,000
Salomon Corp., 5.48%, 11/1/99
  (Collateralized by $16,663 Chase
  Manhattan Corp., 7.25%, 6/1/07,
  market value -- $17,109)                            15,000        15,000
                                                                    90,000

Total Securities Purchased
With Cash Collateral (Cost $121,567)                               121,567

Total Investments (Cost $710,036) (a) -- 113.8%                    987,164

Other assets in excess of liabilities -- (13.8)%                  (119,547)

TOTAL NET ASSETS -- 100.0%                                      $  867,617

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $770. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                           $299,911
Unrealized depreciation                                            (21,751)
Net unrealized appreciation                                       $278,160

(b) Non-income producing securities.

(c) Serves as collateral for futures contracts.

                                                 Number of      Market
                                                 Contracts      Value
S&P 500 Index,
  face amount $104,165
  expiring December 16, 1999                     308            $105,967
Total Futures Contracts (Cost $104,165)                         $105,967

(d) All or a portion of the security was loaned as of October 31, 1999

See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Growth Fund                                                   October 31, 1999
(Amounts in Thousands, Except Shares)

                                                 Shares or
                                                 Principal      Market
Security Description                             Amount         Value

Commercial Paper (1.3%)

Business Credit Institutions (1.3%):
General Electric Capital Corp.,
  5.33%, 11/1/99                                   $5,560         $5,560

Total Commercial Paper (Cost $5,560)                               5,560

Common Stocks (99.3%)

Aerospace/Defense (3.3%):
AlliedSignal, Inc.                                 75,800          4,316
Boeing Co.                                         93,000          4,284
United Technologies Corp.                          86,900          5,257
                                                                  13,857

Banks (4.8%):
Bank of America Corp.                              74,600          4,802
Mellon Financial Corp.                            174,000          6,427
Wells Fargo Co.                                   187,200          8,963
                                                                  20,192

Beverages (2.3%):
Anheuser-Busch Cos., Inc.                          45,700          3,282
Coca-Cola Co.                                      37,900          2,236
Pepsico, Inc.                                     115,300          3,999
                                                                   9,517

Chemicals -- General (1.1%):
Air Products & Chemicals, Inc.                     53,200          1,463
E.I. Du Pont de Nemours                            24,898          1,604
Sigma-Aldrich                                      60,200          1,716
                                                                   4,783

Computers & Peripherals (8.2%):
Cisco Systems, Inc. (b)                           178,700         13,225
Dell Computer Corp. (b)                            66,800          2,680
Hewlett-Packard Co.                                35,800          2,651
International Business
  Machines Corp.                                  108,300         10,654
Sun Microsystems, Inc. (b)                         46,200          4,889
                                                                  34,099

Conglomerates (1.0%):
Textron, Inc.                                      56,600          4,369

Consumer Products (2.9%):
Colgate-Palmolive Co.                              87,000       $  5,264
Procter & Gamble Co. (c)                           66,700          6,995
                                                                  12,259

Containers (0.7%):
Newell Rubbermaid, Inc.                            79,000          2,735

Cosmetics & Related (0.5%):
Avon Products, Inc.                                68,200          2,199

Diversified (0.4%):
Tyco International Ltd.                            42,200          1,685

Electrical Equipment (1.3%):
Emerson Electric Co.                               92,900          5,580

Electronic & Electrical -- General (4.8%):
General Electric Co.                              146,600         19,873

Financial Services (4.3%):
Citigroup, Inc.                                   152,300          8,243
Fannie Mae                                         90,000          6,368
Goldman Sachs Group, Inc.                          45,400          3,223
                                                                  17,834

Food Processing &
  Packaging (2.4%):
Bestfoods                                          57,200          3,361
General Mills, Inc.                                77,700          6,774
                                                                  10,135

Forest Products --
  Lumber & Paper (1.0%):
International Paper Co.                            32,700          1,721
Mead Corp.                                         68,300          2,459
                                                                   4,180

Health Care (4.9%):
Cardinal Health, Inc. (c)                          29,100          1,255
Columbia/HCA Healthcare Corp.                     134,000          3,233
Johnson & Johnson, Inc.                            84,600          8,862
Medtronic, Inc.                                   145,800          5,048
McKesson HBOC, Inc.                               102,000          2,046
                                                                  20,444

Insurance -- Multi-Line (3.1%):
American International Group                      124,875         12,854

Manufacturing --
  Capital Goods (0.7%):
Cooper Industries, Inc.                            69,000          2,971

Media (2.1%):
Time Warner, Inc. (c)                              66,000       $  4,599
Viacom, Inc., Class B (b)                          95,600          4,278
                                                                   8,877

Newspapers (1.7%):
Gannett Co., Inc.                                  93,000          7,173

Oil & Gas Exploration,
  Production & Services (0.4%):
Anadarko Petroleum Corp.                           50,300          1,550

Oil-Integrated Companies (2.9%):
Chevron Corp.                                      23,000          2,100
Conoco, Inc., Class A (c)                          61,300          1,682
Conoco, Inc., Class B                              69,035          1,873
Mobil Corp.                                        65,200          6,291
                                                                  11,946

Oilfield Services &
  Equipment (1.1%):
Schlumberger Ltd.                                  77,300          4,681

Pharmaceuticals (11.5%):
Abbott Laboratories (c)                           147,500          5,955
American Home Products Corp.                       84,200          4,399
Bristol-Myers Squibb Co.                          107,500          8,258
Eli Lilly & Co.                                    33,400          2,300
Merck & Co., Inc.                                  73,500          5,848
Pfizer, Inc.                                      343,100         13,553
Schering-Plough Corp.                             154,500          7,649
                                                                  47,962

Retail (4.1%):
Dayton Hudson Corp.                               106,600          6,889
Wal-Mart Stores, Inc. (c)                         181,000         10,260
                                                                  17,149

Retail -- Drug Stores (1.1%):
Walgreen Co.                                      174,500          4,395

Retail -- Specialty Stores (2.2%):
Home Depot, Inc.                                  121,600       $  9,181

Semiconductors (3.7%):
Altera Corp. (b)                                   62,800          3,054
Applied Materials, Inc. (b) (c)                    22,600          2,030
Intel Corp.                                       135,400         10,485
                                                                  15,569

Software & Computer
  Services (8.4%):
Automatic Data Processing                         150,000          7,228
Electronic Data Systems                            87,900          5,142
Microsoft Corp. (b)                               185,500         17,170
Oracle Corp. (b)                                  113,300          5,389
                                                                  34,929

Telecommunications -- Equipment (3.8%):
Lucent Technologies, Inc.                         125,800          8,083
Motorola, Inc.                                     78,100          7,610
                                                                  15,693

Tobacco & Tobacco
  Products (0.5%):
Philip Morris Cos., Inc.                           77,500          1,952

Utilities -- Gas (1.1%):
Enron Corp.                                       117,900          4,709

Utilities -- Telecommunications
  (7.0%):
AT&T Corp. (c)                                     45,400          2,122
GTE Corp.                                          68,100          5,108
MCI Worldcom, Inc. (b)                            106,500          9,139
SBC Communications, Inc.                          249,324         12,700
                                                                  29,069

Total Common Stocks (Cost $267,337)                              414,401

Securities Purchased With Cash Collateral (7.7%)

Repurchase Agreements (7.7%):
Merrill Lynch, 5.50%, 11/1/99
  (Collateralized by $5,215
  Illinova Corp., 6.46%, 10/1/02,
  market value -- $5,151)                           5,000       $  5,000
Morgan Stanley Dean Witter,
  5.48%, 11/1/99 (Collateralized by
  $11,000 ICI Wilmington, 8.75%, 5/1/01,
  PP&L, 7.15%, 6/25/09,
  market value -- $11,661)                         10,000         10,000
Salomon Corp., 5.48%, 11/1/99
  (Collateralized by $9,615
  Ford Holdings, Inc.,
  9.30%, 3/1/30,
  market value -- $11,346)                         10,000         10,000
Goldman Sachs Group L.P.,
  5.52%, 11/1/99
  (Collateralized by $9,541
  Mid American Energy Co.,
  6.50%, 12/17/01,
  Heller Financial, Inc.,
  6.44%, 10/6/02,
  market value -- $9,573)                           7,000          7,000
                                                                  32,000

Total Securities Purchased
With Cash Collateral (Cost $32,000)                               32,000

Total Investments (Cost $304,897) (a) -- 108.3%                  451,961

Liabilities in excess of other assets -- (8.3)%                  (34,544)

TOTAL NET ASSETS -- 100.0%                                      $417,417

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $106. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                         $151,917
Unrealized depreciation                                           (4,959)
Net unrealized appreciation                                     $146,958

(b) Non-income producing securities.

(c) All or a portion of this security was loaned as of October 31, 1999.

See notes to financial statements.

                                          Statements of Assets and Liabilities
The Victory Portfolios                                        October 31, 1999
(Amounts in Thousands, Except Per Share Amounts)

                                                                         Established    Diversified    Stock
                                                Value        Lakefront   Value          Stock          Index       Growth
                                                Fund         Fund        Fund           Fund           Fund        Fund

ASSETS:
Investments, at value (Cost $444,449; $1,381;
  $302,859; $1,002,002; $620,036 & $272,897)    $628,035     $1,664      $468,942       $1,149,518     $897,164    $419,961
Repurchase agreements, at cost                    34,000         --            --          185,000       90,000      32,000

      Total Investments                          662,035      1,664       468,942        1,334,518      987,164     451,961

Cash                                                  --         --            --               18           --          --
Interest and dividends receivable                    613          2           219              727          684         294
Receivable for capital shares issued                  22         --            32              643          101          51
Receivable from brokers for investments sold       1,165         --           754            5,242           --         857
Reclaims Receivable                                   --         --            --               --            9          --
Receivable for net variation margin
  on open futures contracts                           --         --            --               --        2,037          --
Unamortized organization costs                        --         14            --               --           --          --
Prepaid expenses and other assets                     13          9            25               21           24          10

      Total Assets                               663,848      1,689       469,972        1,341,169         990,019  453,173

LIABILITIES:
Payable to Custodian                                  --         --            --               --          214           2
Payable for capital shares redeemed                   --         --           183              421           44          24
Payable to brokers for investments purchased       3,811         --            --           13,423          153       3,302
Payable for organization cost                         --         25            --               --           --          --
Payable for return of collateral received         47,922         --            --          191,510      121,567      32,000
Accrued expenses and other payables:
    Investment advisory fees                         477          1           157              566          359         312
    Administration fees                               11         --             3               18           --           8
    Custodian fees                                    10         --            15               19           16           9
    Accounting fees                                    1         --             2                1            2           1
    Transfer agent fees                                8          2            69              174           28          11
    Shareholder service fees -- Class A              112         --            --              182           --          78
    Shareholder service and 12b-1 fees
      -- Class B                                      --         --            --               57           --          --
    12b-1 fees -- Class G                             --         --           222               41           --          --
    Other                                             13         --            33               42           19           9

      Total Liabilities                           52,365         28           684          206,454      122,402      35,756

NET ASSETS:
Capital                                          357,386      1,330       247,619          811,289      561,519     249,554
Undistributed net investment income (loss)            --         --            --               --          889          --
Net unrealized appreciation/depreciation
  from investments and futures                   183,586        283       166,083          147,516      278,930     147,064
Accumulated undistributed net realized gains
  from investment transactions and futures        70,511         48        55,586          175,910       26,279      20,799

      Net Assets                                $611,483     $1,661      $469,288       $1,134,715     $867,617    $417,417

Net Assets
    Class A                                                                             $  957,001     $858,235
    Class B                                                                                 71,122
    Class G                                                              $469,288          106,592        9,382

      Total                                                              $469,288       $1,134,715     $867,617

Outstanding units of beneficial interest (shares)
    Class A                                                                                 53,282       36,589
    Class B                                                                                  4,053
    Class G                                                                13,678            5,938          400

      Total                                       32,453        132        13,678           63,273       36,989      16,891
Net asset value
    Redemption price per share -- Class A       $  18.84     $12.58                     $    17.96     $  23.46    $  24.71
    Offering and redemption price per
      share -- Class B<F1>                                                              $    17.55
    Redemption price per share -- Class G                                $  34.31       $    17.95     $  23.46

Maximum sales charge                                5.75%      5.75%          N/A             5.75%        5.75%       5.75%

Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest
  cent) -- Class A                              $  19.99     $13.35                     $    19.06     $  24.89    $  26.22


<F1> Redemption price per Class B Share varies based on length of time held.



See notes to financial statements.

The Victory Portfolios                                Statements of Operations
(Amounts in Thousands)

                                                                                             Diversified   Stock
                                        Value         Lakefront           Established        Stock         Index        Growth
                                        Fund          Fund                Value Fund         Fund          Fund         Fund

                                                                    Seven
                                        Year          Year          Months        Year       Year          Year         Year
                                        Ended         Ended  Ended  Ended         Ended      Ended         Ended
                                        October 31,   October 31,   October 31,   March 31,  October 31,   October 31,  October 31,
                                        1999          1999          1999<F1>      1999       1999          1999         1999

Investment Income:
Interest income                         $    467      $ --          $   378       $  4,890   $  1,691      $  5,644     $   263
Dividend income                            8,892        22            2,868          5,523     13,935         8,872       3,956
Securities Lending                            56        --               --             --        215            73          32
Foreign tax withholding                       --        --               --             --        (94)          (85)        (23)

      Total Income                         9,415        22            3,246         10,413     15,747        14,504       4,228

Expenses:
Investment advisory fees                   5,877        14            1,471          2,631      7,362         4,690       3,541
Administration fees                          794         2              391             --      1,343           992         514
Shareholder service fees                   1,464         2               --             --      2,322            --         879
Shareholder service fees and
  12b-1 fees -- Class B                       --        --               --             --        662            --          --
12b-1 fees -- Class G                         --        --            1,439          2,511        283             4          --
Accounting fees                               97        35               54             82        159           156          79
Custodian fees                               118         2               60             21        234           182          84
Legal and audit fees                          44         4               47             17        121            65          28
Amortization of organization costs            --         6               --             --         --            --          --
Trustees' fees and expenses                   15        --                3              9         30            20           9
Transfer agent fees                           37         8              115            337        582            98          52
Registration and filing fees                  14        15                5             22         58            38          26
Printing fees                                 15         5               56             10         89            24          20
Other                                         36        --                6             14         74            46          18

      Total Expenses                       8,511        93            3,647          5,654     13,319         6,315       5,250

Expenses voluntarily reduced                (281)       (7)            (419)            --       (506)       (1,833)       (280)

      Expenses Before
        Reimbursement
        from Distributor                   8,230        86            3,228          5,654     12,813         4,482       4,970
      Expenses Reimbursed
        by Distributor                        --       (71)             (65)            --         (2)          (12)         --

      Net Expenses                         8,230        15            3,163          5,654     12,811         4,470       4,970

Net Investment Income (Loss)               1,185         7               83          4,759      2,936        10,034        (742)

Realized/Unrealized Gains
  (Losses) from Investments
  and Futures:
Net realized gains (losses) from
  investment transactions and futures     70,672        50           30,682         41,202    176,486        40,302      20,812
Change in unrealized
  appreciation/depreciation from
  investments and futures                 29,655       212           14,949        (54,160)    21,114       111,423      48,341

Net realized/unrealized gains (losses)
  from investments and futures           100,327       262           45,631        (12,958)   197,600       151,725      69,153

Change in net assets resulting
  from operations                       $101,512      $269          $45,714       $ (8,199)  $200,536      $161,759     $68,411


<F1> Effective April 1, 1999, the Gradison Established Value Fund became the
Victory Established Value Fund. Statements of operations prior to April 1, 1999 represent the Gradison Established Value Fund.



See notes to financial statements.

The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)

                                          Value                   Lakefront                   Established Value
                                          Fund                      Fund                            Fund

                                  Year         Year         Year         Year         Seven Months   Year        Year
                                  Ended        Ended        Ended        Ended        Ended          Ended       Ended
                                  October 31,  October 31,  October 31,  October 31,  October 31,    March 31,   March 31,
                                  1999         1998         1999         1998         1999<F1>       1999        1998

From Investment Activities:
Operations:
    Net investment income         $   1,185    $   2,767    $    7       $   14       $      83      $   4,759   $   7,303
    Net realized gains/(losses)
      from investment
      transactions                   70,672       86,242        50          145          30,682         41,202      41,231
    Net change in unrealized
      appreciation/depreciation
      from investments               29,655        3,941       212          (71)         14,949        (54,160)     79,581

Change in net assets resulting
  from operations                   101,512       92,950       269           88          45,714         (8,199)    128,115

Distributions to Shareholders:
    From net investment
      income by class:
        Class A                      (1,320)      (2,951)       (9)         (15)             --             --          --
        Class G                          --           --        --           --            (485)        (4,946)     (7,489)
    From net realized gains from
      investment transactions       (86,132)     (39,042)     (145)         (21)             --        (30,865)    (39,694)

Change in net assets from
  distributions to shareholders     (87,452)     (41,993)     (154)         (36)           (485)       (35,811)    (47,183)

Capital Transactions:
    Proceeds from shares issued     117,771       61,756       434           69          32,462        315,787     177,661
    Dividends reinvested             81,419       38,868        65           18             484         34,887      46,071
    Cost of shares redeemed        (119,080)    (106,315)      (76)        (271)        (87,871)      (394,935)   (167,135)

Change in net assets from
  capital transactions               80,110       (5,691)      423         (184)        (54,925)       (44,261)     56,597

Change in net assets                 94,170       45,266       538         (132)         (9,696)       (88,271)    137,529

Net Assets:

    Beginning of period             517,313      472,047     1,123        1,255         478,984        567,255     429,726

    End of period                 $ 611,483    $ 517,313    $1,661       $1,123       $ 469,288      $ 478,984   $ 567,255

Share Transactions:
    Issued                            6,393        3,424        34            6             943         10,251       5,537
    Reinvested                        5,077        2,383         6            1              15          1,130       1,494
    Redeemed                         (6,523)      (5,953)       (6)         (21)         (2,562)       (12,812)     (5,225)

Change in shares                      4,947         (146)       34          (14)         (1,604)        (1,431)      1,806


<F1> For the period April 1, 1999 through October 31, 1999.



See notes to financial statements.

The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)

                                    Diversified Stock           Stock Index                Growth
                                          Fund                     Fund                     Fund

                                  Year         Year         Year         Year         Year           Year
                                  Ended        Ended        Ended        Ended        Ended          Ended
                                  October 31,  October 31,  October 31,  October 31,  October 31,    October 31,
                                  1999         1998         1999         1998         1999           1998
From Investment Activities:
Operations:
    Net investment income         $    2,936   $   5,560    $  10,034    $  10,611    $   (742)      $   (281)
    Net realized gains/(losses)
      from investment
      transactionsand futures        176,486     198,757       40,302       47,395      20,812         22,291
    Net change in unrealized
      appreciation/depreciation
      from investments
        and futures                   21,114     (25,092)     111,423       51,833      48,341         31,511

Change in net assets resulting
  from operations                    200,536     179,225      161,759      109,839      68,411         53,521

Distributions to Shareholders:
    From net investment income
      by class:
    Class A                           (3,340)     (5,598)     (10,232)     (10,250)         --             --
    Class G                               (4)         --          (17)          --          --             --
    In excess of net
      investment income                   --          --           --           --          --            (48)
    From net realized gains from
      investment transactions       (198,727)    (90,033)     (61,389)     (27,890)    (22,258)       (12,887)

Change in net assets from
  distributions to shareholders     (202,071)    (95,631)     (71,638)     (38,140)    (22,258)       (12,935)

Capital Transactions:
    Proceeds from shares issued      327,346     272,765      195,289      188,176     152,381         72,169
    Proceeds from shares issued
      in connection
      with acquisition                60,016      86,317           --       46,866          --             --
    Dividends reinvested             168,060      73,238       65,410       37,415      18,991         11,125
    Cost of shares redeemed         (403,292)   (324,262)    (110,350)    (182,024)    (69,584)       (39,937)

Change in net assets from
  capital transactions               152,130     108,058      150,349       90,433     101,788         43,357

Change in net assets                 150,595     191,652      240,470      162,132     147,941         83,943

Net Assets:
    Beginning of period              984,120     792,468      627,147      465,015     269,476        185,533

    End of period                 $1,134,715   $ 984,120    $ 867,617    $ 627,147    $417,417       $269,476

Share Transactions:
    Issued                            18,534      16,693        8,819        9,549       6,438          3,548
    Issued in connection
      with acquisition                 4,456       4,725           --        2,272          --             --
    Reinvested                        10,957       4,406        3,319        2,000         936            635
    Redeemed                         (22,921)    (18,215)      (4,976)      (8,801)     (2,949)        (2,017)

Change in shares                      11,026       7,609        7,162        5,020       4,425          2,166

See notes to financial statements.

The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                         Value Fund

                                            Year           Year           Year           Year           Year
                                            Ended          Ended          Ended          Ended          Ended
                                            October 31,    October 31,    October 31,    October 31,    October 31,
                                            1999           1998           1997           1996           1995<F2>

Net Asset Value, Beginning of Period        $  18.81       $  17.07       $  14.18       $  11.87       $  10.13

Investment Activities
    Net investment income                       0.04           0.09           0.15           0.20           0.27
    Net realized and unrealized
      gains (losses) from investments           3.16           3.16           3.57           2.65           1.92

        Total from Investment Activities        3.20           3.25           3.72           2.85           2.19

    Distributions
    Net investment income                      (0.04)         (0.10)         (0.16)         (0.20)         (0.27)
    In excess of net investment income            --             --             --             --          (0.01)
    Net realized gains                         (3.13)         (1.41)         (0.67)         (0.34)         (0.17)

        Total Distributions                    (3.17)         (1.51)         (0.83)         (0.54)         (0.45)

Net Asset Value, End of Period              $  18.84       $  18.81       $  17.07       $  14.18       $  11.87

Total Return (excludes sales charges)          20.02%         20.46%         27.24%         24.66%         22.28%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $611,483       $517,313       $472,047       $382,083       $295,871
Ratio of expenses to
  average net assets                            1.40%          1.34%          1.32%          1.33%          0.99%
Ratio of net investment income
  to average net assets                         0.20%          0.54%          0.93%          1.56%          2.55%
Ratio of expenses to
  average net assets<F1>                        1.45%          1.46%          <F3>           1.35%          1.30%
Ratio of net investment income
  to average net assets<F1>                     0.15%          0.42%          <F3>           1.54%          2.24%
Portfolio turnover                                36%            40%            25%            28%            23%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995, the Victory Equity Income Portfolio merged into the
Value Fund. Financial highlights for the periods prior to June 5, 1995 represent the Value Fund.

<F3> There were no voluntary fee reductions during the period.



See notes to financial statements.

The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                        Lakefront Fund

                                                           Year           Year           March 3, 1997
                                                           Ended          Ended          through
                                                           October 31,    October 31,    October 31,
                                                           1999           1998           1997<F2>

Net Asset Value, Beginning of Period                       $11.52         $11.29         $10.00

Investment Activities
    Net investment income                                    0.07           0.13           0.12
    Net realized and unrealized gains (losses)
      from investments                                       2.51           0.43           1.27

        Total from Investment Activities                     2.58           0.56           1.39

Distributions
    Net investment income                                   (0.08)         (0.14)         (0.10)
    Net realized gains                                      (1.44)         (0.19)            --

        Total Distributions                                 (1.52)         (0.33)         (0.10)

Net Asset Value, End of Period                             $12.58         $11.52         $11.29

Total Return (excludes sales charges)                       25.02%          5.05%         13.87%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                            $1,661         $1,123         $1,255
Ratio of expenses to average net assets                      1.10%          0.32%          0.00%<F4>
Ratio of net investment income to average net assets         0.51%          1.14%          1.67%<F4>
Ratio of expenses to average net assets<F1>                  6.79%          6.45%          7.27%<F4>
Ratio of net investment income to average net assets<F1>    (5.18)%        (4.99)%        (5.60)%<F4>
Portfolio turnover                                             23%            36%            36%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.



See notes to financial statements.

The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                         Established Value Fund

                                                April 1, 1999  Year         Year         Year         Year         11 Months
                                                to             Ended        Ended        Ended        Ended        Ended
                                                October 31,    March 31,    March 31,    March 31,    March 31,    March 31,
                                                1999<F2>       1999         1998         1997         1996         1995

Net Asset Value, Beginning of Period            $  31.34       $  33.94     $  28.83     $  27.57     $  23.38     $  22.52

Investment Activities
    Net investment income (loss)                    0.02           0.29         0.46         0.44         0.44         0.38
    Net realized and unrealized gains
      (losses) from investments                     2.98          (0.71)        7.70         3.62         5.19         1.52

        Total from Investment Activities            3.00          (0.42)        8.16         4.06         5.63         1.90

Distributions
    Net investment income                          (0.03)         (0.30)       (0.48)       (0.45)       (0.43)       (0.37)
    Net realized gains                                --          (1.88)       (2.57)       (2.35)       (1.01)       (0.66)

        Total Distributions                        (0.03)         (2.18)       (3.05)       (2.80)       (1.44)       (1.03)

Net Asset Value, End of Period                  $  34.31       $  31.34     $  33.94     $  28.83     $  27.57     $  23.39

Total Return                                        9.59%<F3>     (1.01)%      29.67%       15.14%       24.84%        8.85%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                 $469,288       $478,984     $567,255     $429,726     $366,417     $277,370
Ratio of expenses to average net assets <F5>        1.10%<F4>      1.09%        1.10%        1.12%        1.15%        1.20%<F4>
Ratio of net investment income
  to average net assets <F5>                        0.03%<F4>      0.92%        1.44%        1.57%        1.70%        1.87%<F4>
Ratio of expenses to average net assets<F1>         1.27%<F4>      <F6>         <F6>         <F6>         <F6>         <F6>
Ratio of net investment income
  to average net assets<F1>                        (0.14)%<F4>     <F6>         <F6>         <F6>         <F6>         <F6>
Portfolio turnover                                    11%            37%          20%          31%          18%          24%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective April 1, 1999, the Gradison Established Value Fund became the Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> On April 1, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.10% until at least April 1, 2001.

<F6> There were no fee reductions during the period.



See notes to financial statements.

The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period         (Continued on Next Page)

                                                         Diversified Stock Fund

                                                             Class A Shares


                                            Year          Year          Year          Year
                                            Ended         Ended         Ended         Ended
                                            October 31,   October 31,   October 31,   October 31,
                                            1999          1998<F6>      1997          1996<F2>

Net Asset Value,
  Beginning of Period                       $  18.85      $  17.76      $  15.75      $  13.62

Investment Activities
    Net investment income (loss)                0.06          0.11          0.16          0.20
    Net realized and unrealized
      gains (losses) from investments           2.92          3.07          3.84          3.21

        Total from Investment Activities        2.98          3.18          4.00          3.41

Distributions
    Net investment income                      (0.06)        (0.11)        (0.16)        (0.19)
    In excess of net investment income            --            --            --            --
    Net realized gains                         (3.81)        (1.98)        (1.83)        (1.09)

        Total Distributions                    (3.87)        (2.09)        (1.99)        (1.28)

Net Asset Value, End of Period              $  17.96      $  18.85      $  17.76      $  15.75

Total Return (excludes sales charges)          19.39%        19.60%        27.96%        27.16%

Ratios/Supplemental Data
Net Assets, End of Period (000)             $957,001      $933,158      $762,270      $571,153
Ratio of expenses to
  average net assets                            1.06%         1.02%         1.03%         1.05%
Ratio of net investment income (loss)
  to average net assets                         0.34%         0.64%         0.97%         1.40%
Ratio of expenses to
  average net assets<F1>                        1.10%         1.13%         <F5>          1.08%
Ratio of net investment income (loss)
  to average net assets<F1>                     0.30%         0.53%         <F5>          1.37%
Portfolio turnover <F7>                           83%           84%           63%           94%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F3> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the Period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 11.62%.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.

<F6> Effective March 16, 1998, the SBSF Fund merged into the Victory Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                                                          Diversified Stock Fund

                                                               Class B Shares

                                                                                        March 1,
                                              Year          Year          Year          1996
                                              Ended         Ended         Ended         through
                                              October 31,   October 31,   October 31,   October 31,
                                              1999          1998<F6>      1997          1996<F2>

Net Asset Value,
  Beginning of Period                         $ 18.60       $ 17.62       $ 15.71       $14.18

Investment Activities
    Net investment income (loss)                (0.08)        (0.08)        (0.06)        0.07
    Net realized and unrealized
      gains (losses) from investments            2.84          3.04          3.85         1.57

        Total from Investment Activities         2.76          2.96          3.79         1.64

Distributions
    Net investment income                          --            --            --        (0.07)
    In excess of net investment income             --            --         (0.05)       (0.04)
    Net realized gains                          (3.81)        (1.98)        (1.83)          --

        Total Distributions                     (3.81)        (1.98)        (1.88)       (0.11)

Net Asset Value, End of Period                $ 17.55       $ 18.60       $ 17.62       $15.71

Total Return (excludes sales charges)           18.24%        18.34%        26.48%       26.61%<F3>

Ratios/Supplemental Data
Net Assets, End of Period (000)               $71,122       $50,962       $30,198       $8,228
Ratio of expenses to
  average net assets                             2.06%         2.08%         2.19%        2.07%<F4>
Ratio of net investment income (loss)
  to average net assets                         (0.68)%       (0.42)%       (0.29)%       0.11%<F4>
Ratio of expenses to
  average net assets<F1>                         2.10%         2.18%         <F5>         2.08%<F4>
Ratio of net investment income (loss)
  to average net assets<F1>                     (0.72)%       (0.52)%        <F5>         0.10%<F4>
Portfolio turnover <F7>                            83%           84%           63%          94%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F3> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the Period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 11.62%.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.

<F6> Effective March 16, 1998, the SBSF Fund merged into the Victory Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

The Victory Portfolios                          Financial Highlights--continued
For a Share Outstanding Throughout Each Period

                                                                   Diversified Stock Fund

                                                                                Class G Shares

                                                                Year            March 26, 1999
                                                                Ended           through
                                                                October 31,     October 31,
                                                                1995            1999<F4><F5>

Net Asset Value, Beginning of Period                            $  12.68        $  17.14

Investment Activities
  Net investment income (loss)                                      0.27           (0.01)
  Net realized and unrealized gains (losses) from investments       2.33            0.82

    Total from Investment Activities                                2.60            0.81

Distributions
  Net investment income                                            (0.27)             --
  In excess of net investment income                               (0.01)             --
  Net realized gains                                               (1.38)             --

    Total Distributions                                            (1.66)             --

Net Asset Value, End of Period                                  $  13.62        $  17.95

Total Return (excludes sales charges)                              23.54%           4.73%<F3>

Ratios/Supplemental Data
Net Assets, End of Period (000)                                 $409,549        $106,592
Ratio of expenses to average net assets                             0.92%           1.35%<F2>
Ratio of net investment income (loss) to average net assets         2.11%          (0.07)%<F2>
Ratio of expenses to average net assets<F1>                         0.95%           1.38%<F2>
Ratio of net investment income (loss) to average net assets<F1>     2.07%          (0.10)%<F2>
Portfolio turnover <F6>                                               75%             83%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Annualized.

<F3> Not Annualized.

<F4> Period from commencement of operations.

<F5> Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory
Diversified Stock Fund.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                         Stock Index Fund

                                                                                                        Class G Shares

                                                              Class A Shares                            July 2, 1999
                                                                                                        through
                                                           Year Ended October 31,                       October 31,
                                            1999        1998<F5>    1997        1996        1995        1999<F2>
Net Asset Value,
Beginning of Period                         $  21.03    $  18.75    $  14.85    $  12.50    $  10.18    $23.96

Investment Activities
    Net investment income                       0.28        0.37        0.29        0.28        0.27      0.06
    Net realized and unrealized gains
      (losses) from investments                 4.47        3.37        4.23        2.58        2.31     (0.50)

        Total from Investment Activities        4.75        3.74        4.52        2.86        2.58     (0.44)

Distributions
    Net investment income                      (0.29)      (0.36)      (0.29)      (0.28)      (0.26)    (0.06)
    Net realized gains                         (2.03)      (1.10)      (0.33)      (0.23)         --        --

        Total Distributions                    (2.32)      (1.46)      (0.62)      (0.51)      (0.26)    (0.06)

Net Asset Value, End of Period              $  23.46    $  21.03    $  18.75    $  14.85    $  12.50    $23.46

Total Return (excludes sales charges)          24.91%      20.99%      31.16%      23.38%      25.72%    (1.83)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $858,235    $627,147    $465,015    $277,124    $160,822    $9,382
Ratio of expenses to
  average net assets                            0.58%       0.57%       0.56%       0.57%       0.55%     0.80%<F4>
Ratio of net investment income
  to average net assets                         1.28%       1.83%       1.74%       2.14%       2.53%     0.85%<F4>
Ratio of expenses to
  average net assets<F1>                        0.81%       0.84%       0.86%       0.89%       0.87%     1.02%<F4>
Ratio of net investment income
  to average net assets<F1>                     1.05%       1.56%       1.44%       1.82%       2.21%     0.63%<F4>
Portfolio turnover <F6>                            3%          8%         11%          4%         12%        3%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 16,1998, the Key Stock Index Fund merged into the Victory Stock Index Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Stock Index Fund.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period

                                                             Growth Fund

                                                        Year Ended October 31,

                                           1999       1998       1997       1996       1995<F2>

Net Asset Value,
  Beginning of Period                      $  21.62   $  18.01   $  14.57   $  12.15   $  10.23

Investment Activities
    Net investment income (loss)              (0.04)     (0.03)      0.03       0.08       0.11
    Net realized and unrealized
      gains (losses) on investments            4.90       4.88       4.07       2.93       1.97

        Total from Investment Activities       4.86       4.85       4.10       3.01       2.08

Distributions
    Net investment income                        --         --      (0.04)     (0.08)     (0.11)
    Net realized gains                        (1.77)     (1.24)     (0.62)     (0.51)     (0.05)

        Total Distributions                   (1.77)     (1.24)     (0.66)     (0.59)     (0.16)

Net Asset Value, End of Period             $  24.71   $  21.62   $  18.01   $  14.57   $  12.15

Total Return (excludes sales charges)         24.25%     28.59%     29.08%     25.66%     20.54%

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $417,417   $269,476   $185,533   $147,753   $108,253
Ratio of expenses to
  average net assets                           1.41%      1.35%      1.34%      1.33%      1.07%
Ratio of net investment income (loss)
  to average net assets                       (0.21)%    (0.13)%     0.19%      0.64%      1.00%
Ratio of expenses to
  average net assets<F1>                       1.49%      1.49%      <F3>       1.39%      1.42%
Ratio of net investment income (loss)
  to average net assets<F1>                   (0.29)%    (0.27)%     <F3>       0.58%      0.65%
Portfolio turnover                               33%        29%        21%        27%       107%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995, the Victory Equity Portfolio merged into the Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the Growth Fund.

<F3> There were no voluntary fee reductions during the period.



See notes to financial statements.

THE VICTORY PORTFOLIOS                                  Schedule of Investments
Special Value Fund                                             October 31, 1999
(Amounts in Thousands, Except Shares)

                                               Shares or
                                               Principal        Market
Security Description                           Amount           Value

Commercial Paper (4.0%)

General Electric Capital Corp.,
  5.33%, 11/1/99                               $    9,387       $    9,387

Total Commercial Paper (Cost $9,387)                                 9,387

Common Stocks (97.4%)

Aerospace/Defense (1.5%):
Cordant Technologies, Inc.                         77,958            2,432
Gencorp, Inc.                                      99,100            1,127
                                                                     3,559

Automotive Parts (1.4%):
Dana Corp.                                         33,800              999
Superior Industries International                  84,720            2,261
                                                                     3,260

Banks (6.9%):
First Security Corp.                              152,199            3,900
First Tennessee National Corp.                     94,900            3,227
Mercantile Bankshares Corp.                        81,600            2,938
North Fork Bancorporation                         115,000            2,379
Southtrust Corp.                                   85,301            3,412
                                                                    15,856

Building Materials (0.6%):
Martin Marietta Materials (c)                      37,274            1,451
Omnova Solutions, Inc.                              9,733               68
                                                                     1,519

Chemicals (1.7%):
CK Witco Corp.                                     38,193              358
Minerals Technologies, Inc.                        37,500            1,617
Solutia, Inc. (c)                                 117,000            2,011
                                                                     3,986

Commercial Services (0.1%):
Quintiles Transnational Corp. (b) (c)              16,500              306

Computers & Peripherals (2.5%):
Diebold, Inc.                                     114,102            2,995
SunGard Data Systems, Inc. (b)                    119,500            2,920
                                                                     5,915

Containers (1.0%):
Newell Rubbermaid, Inc. (c)                        70,400            2,438

Electrical Equipment (1.0%):
American Power Conversion (b)                     105,999            2,378

Electronic & Electrical -- General (5.2%):
Arrow Electronics, Inc. (b)                       140,400       $    3,062
Vishay Intertechnology, Inc. (b)                  367,000            8,969
                                                                    12,031

Electronics (1.2%):
SCI Systems, Inc. (b)                              54,878            2,709

Financial & Insurance (1.3%):
AMBAC Financial Group, Inc.                        50,000            2,988

Financial Services (1.7%):
Heller Financial, Inc.                            172,100            4,087

Food Processing &
  Packaging (3.2%):
Interstate Bakeries Corp. (c)                     153,498            3,108
McCormick & Co., Inc.
  (non-voting shares)                              90,900            2,852
Universal Foods Corp.                              84,000            1,607
                                                                     7,567

Forest Products --
  Lumber & Paper (3.0%):
Bowater, Inc.                                      58,700            3,082
Consolidated Papers, Inc.                          48,000            1,503
Willamette Industries, Inc.                        56,200            2,336
                                                                     6,921

Health Care (1.8%):
Health Management Assoc., Inc.,
  Class A (b)                                     317,000            2,813
Steris Corp. (b)                                  105,699            1,407
                                                                     4,220

Identification System (1.2%):
Symbol Technologies, Inc.                          71,700            2,850

Insurance (3.0%):
Horace Mann Educators (c)                         136,800            3,856
The PMI Group, Inc.                                61,474            3,189
                                                                     7,045

Insurance -- Multi-Line (2.4%):
Protective Life Corp.                             154,484            5,590

Insurance -- Property,
Casualty, Health (1.3%):

Everest Reinsurance Holdings                      115,400            2,972
Leisure -- Recreation,
  Gaming (2.1%):
International Game Technology (c)                 124,500            2,319
Mandalay Resort Group (b)                         144,000            2,682
                                                                     5,001

Manufacturing -- Miscellaneous (2.1%):
Briggs & Stratton                                  18,500       $    1,081
Pentair, Inc.                                      99,606            3,748
                                                                     4,829

Medical Services (0.7%):
Quorum Health Group, Inc. (b)                     200,413            1,603

Medical Supplies (1.4%):
Biomet, Inc.                                      104,726            3,155

Metals -- Fabrication (2.2%):
Kennametal, Inc.                                  180,300            5,184

Newspapers (1.0%):
A.H. Belo Corp.                                   114,340            2,330

Office Equipment & Supplies
  (Non-Computer Related) (0.2%):
HON Industries (c)                                 18,311              359

Oil & Gas Exploration,
  Production & Services (5.2%):
Anadarko Petroleum Corp.                          115,200            3,551
Barrett Resources Corp. (b)                        48,099            1,614
BJ Services Co. (b) (c)                            97,099            3,332
Nabors Industries, Inc. (b) (c)                    74,900            1,699
Transocean Offshore, Inc.                          74,418            2,023
                                                                    12,219

Oil Marketing & Refining (1.4%):
Tosco Corp. (c)                                   127,999            3,240

Pharmaceuticals (2.3%):
Forest Laboratories, Inc. (b)                      52,000            2,386
Mylan Laboratories                                167,800            3,009
                                                                     5,395

Pipelines (1.0%):
Questar Corp.                                     128,900            2,320

Radio & Television (1.2%):
AMFM, Inc. (b) (c)                                 40,424            2,830

Real Estate Investment
  Trusts (3.1%):
Equity Residential Properties
  Trust (c)                                        75,400            3,153
Kilroy Realty Corp.                                80,700            1,548
Mack-Cali Realty Corp.                             94,900            2,444
                                                                     7,145

Retail (2.9%):
Autozone, Inc. (b)                                129,900       $    3,450
Saks, Inc. (b)                                    198,400            3,410
                                                                     6,860

Savings & Loans (1.1%):
Charter One Financial, Inc. (c)                    99,855            2,453

Semiconductors (4.8%):
Altera Corp. (b)                                  125,600            6,108
LSI Logic Corp. (b) (c)                            43,900            2,335
Xilinx, Inc. (b)                                   34,700            2,728
                                                                    11,171

Shipbuilding (1.4%):
Newport News Shipbuilding                         106,300            3,229

Software & Computer
  Services (2.6%):
Fiserv, Inc. (b)                                   75,450            2,415
Keane, Inc. (b) (c)                                81,500            1,915
Networks Associates, Inc. (b)                      97,919            1,793
                                                                     6,123

Staffing (0.5%):
Robert Half International, Inc. (b)                46,000            1,245

Steel (0.9%):
AK Steel Holding Corp.                            121,300            2,100

Textile Manufacturing (2.2%):
Shaw Industries, Inc.                             158,574            2,448
Warnaco Group, Inc., Class A (c)                  192,800            2,747
                                                                     5,195

Tobacco & Tobacco
  Products (0.9%):
UST, Inc.                                          79,400            2,198

Transportation Leasing
  & Trucking (3.3%):
CNF Transportation, Inc.                          153,113            5,062
GATX Corp.                                         79,702            2,645
                                                                     7,707

Utilities -- Electric (6.7%):
DPL, Inc.                                         153,065            3,100
DQE, Inc. (c)                                      81,300            3,247
Florida Progress Corp. (c)                         46,100            2,112
New Century Energies, Inc.                        106,600            3,471
SCANA Corp.                                       142,100            3,535
                                                                    15,465

Utilities -- Natural Gas (2.7%):
Keyspan Corp.                                     136,750       $    3,846
Utilicorp United, Inc.                            115,000            2,487
                                                                     6,333

Utilities -- Telecommunications
(1.5%):
CenturyTel, Inc.                                   86,880            3,513

Total Common Stocks (Cost $211,007)                                227,399

Securities Purchased With Cash Collateral (10.6%)

Investment Companies (0.8%):
AIM Short Term Prime
  Money Market Fund                               567,547              568
AIM Liquid Assets
  Money Market Fund                             1,254,998            1,255
                                                                     1,823

Repurchase Agreements (9.8%):
Prudential Corp., 5.49%, 11/1/99
  (Collateralized by $5,205
  FMC, 0.00%, 3/9/00,
  FHLB, 0.00%, 1/28/04,
  market value -- $5,102)                      $    5,000            5,000
Lehman Corp., 5.43%, 11/1/99
  (Collateralized by $5,250
  ACLC Business Loan Receivables,
  6.52%, 8/15/20,
  market value -- $5,154)                           5,000            5,000
Morgan Stanley Dean Witter,
  5.48%, 11/1/99
  (Collateralized by $3,800
  Amoco Argentina,
  6.63%, 9/15/05,
  market value -- $3,725)                           3,000            3,000
Nations Bank, 5.52%, 11/1/99
  (Collateralized by $5,190
  Conseco, Inc., 8.50%, 10/15/02,
  Conseco, Inc., 9.00%, 10/15/06,
  Compania Telecom Chile,
  7.63%, 7/15/06,
  market value -- $5,150)                      $    5,000       $    5,000
Goldman Sachs Group L.P.,
  5.52%, 11/1/99
  (Collateralized by $5,154
  Mutual Life Ins. Co.,
  0.00%, 8/15/24,
  Capitol Records, Inc.,
  8.38%, 8/15/09,
  market value -- $6,497)                           5,000            5,000
                                                                    23,000

Total Securities Purchased
With Cash Collateral (Cost $24,823)                                 24,823

Total Investments (Cost $245,217) (a) -- 112.0%                    261,609

Liabilities in excess
of other assets -- (12.0)%                                         (28,006)

TOTAL NET ASSETS -- 100.0%                                      $  233,603

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $773. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                         $   33,558
Unrealized depreciation                                            (17,939)
Net unrealized appreciation                                     $   15,619

(b) Non-income producing securities.

(c) All or a portion of this security was loaned as of October 31, 1999.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                  Schedule of Investments
Ohio Regional Stock Fund                                       October 31, 1999
(Amounts in Thousands, Except Shares)

                                                                Market
Security Description                           Shares           Value

Common Stocks (100.6%)

Agriculture & Livestock (0.7%):
Andersons, Inc.                                    20,000       $      159

Airlines (1.5%):
Comair Holdings, Inc.                              16,000              369

Amusement & Recreation
  Services (1.6%):
Cedar Fair L.P.                                    20,000              399

Automotive Parts (2.1%):
Dana Corp.                                         17,000              503

Banks (14.2%):
BancFirst Ohio Corp.                               14,000              310
Charter One Financial, Inc.                        18,165              446
FirstMerit Corp.                                   16,000              423
Huntington Bancshares, Inc.                        11,000              326
National City Corp.                                20,000              590
Park National Corp.                                 5,000              495
Provident Financial Group, Inc.                    17,500              751
Second Bancorp, Inc.                                4,470              114
United Community Financial Corp.                    1,000               10
                                                                     3,465

Building Materials (1.3%):
Owens Corning                                      15,000              308

Chemicals -- General (5.5%):
A. Schulman, Inc.                                  17,500              272
Ferro Corp.                                        10,000              204
OM Group, Inc.                                     15,000              563
RPM, Inc.                                          25,000              298
                                                                     1,337

Commercial Services (2.4%):
Convergys Corp. (b)                                30,000              587

Computers & Peripherals (2.7%):
Diebold, Inc.                                      25,000              656

Conglomerates (4.1%):
Lancaster Colony Corp.                             21,000              734
Myers Industries, Inc.                             18,000              253
                                                                       987

Consumer Products (1.6%):
American Greetings Corp., Class A                  11,000              285
Gibson Greetings, Inc. (b)                         21,000              102
                                                                       387

Electronic & Electrical -- General (0.8%):
Pioneer-Standard Electronics, Inc.                 15,000       $      196

Electronics (6.0%):
Keithley Instruments, Inc.                         35,000              556
Parker-Hannifin Corp.                              19,400              888
                                                                     1,444

Engineering, Industrial
  Construction (0.4%):
Corrpro Cos., Inc. (b)                             12,500               86

Food Distributors (1.3%):
Kroger Co. (b)                                     15,000              312

Food Processing &
  Packaging (0.4%):
J.M. Smucker Co., Class A                           5,000               99

Forest Products --
  Lumber & Paper (1.5%):
Mead Corp.                                         10,000              360

Health Care (3.2%):
Gliatech, Inc. (b)                                 10,500               86
Invacare Corp.                                     25,000              521
Omnicare, Inc.                                     16,000              148
Steris Corp. (b)                                    2,000               27
                                                                       782

Insurance (4.3%):
Ohio Casualty Corp.                                29,000              484
State Auto Financial Corp.                         48,000              552
                                                                     1,036

Insurance -- Multi-Line (3.7%):
Cincinnati Financial Corp.                          9,450              338
Progressive Corp.                                   6,000              556
                                                                       894

Machine Tools (2.3%):
Genesis Worldwide, Inc.                             5,000               28
Lincoln Electric Holding, Inc.                     24,000              537
                                                                       565

Manufacturing --
  Capital Goods (5.5%):
Commercial Intertech Corp.                         16,000              203
Gorman-Rupp Co.                                    25,000              378
Robbins & Myers, Inc.                              14,000              227
Thor Industries, Inc.                              21,000              530
                                                                     1,338

Manufacturing -- Miscellaneous (0.6%):
Eaton Corp.                                         2,000       $      151

Media (2.9%):
Scripps (E.W.) Co., Class A                        15,000              693

Metals -- Fabrication (2.0%):
Brush Wellman, Inc.                                 4,000               53
RTI International Metals (b)                       10,000               73
Timken Co.                                         12,000              215
Worthington Industries, Inc.                        8,000              133
                                                                       474

Mining (1.5%):
Cleveland-Cliffs, Inc.                              5,500              164
Oglebay Norton Co.                                 10,000              195
                                                                       359

Oil-Integrated Companies (2.6%):
USX-Marathon Group, Inc.                           22,000              641

Paint, Varnishes, Enamels (1.8%):
Sherwin-Williams Co.                               20,000              448

Real Estate Investment
  Trusts (2.0%):
Developers Divers Realty                           16,000              228
Health Care REIT, Inc.                             14,000              250
                                                                       478

Restaurants (1.7%):
Bob Evans Farms, Inc.                               9,000              124
Wendy's International, Inc.                        12,000              286
                                                                       410

Retail (0.1%):
Too, Inc. (b)                                       2,000               32

Retail -- Specialty Stores (4.3%):
Jo-Ann Stores Inc., Class A (b)                     8,000              112
Jo-Ann Stores Inc., Class B (b)                     8,000              102
Limited, Inc.                                      14,000              575
OfficeMax, Inc. (b)                                20,000              101
Value City Department
Stores, Inc. (b)                                   10,000              154
                                                                     1,044

Rubber & Rubber Products (2.4%):
Cooper Tire & Rubber Co.                           13,000       $      219
Goodyear Tire & Rubber Co.                          9,000              371
                                                                       590

Software & Computer
  Services (2.5%):
Reynolds & Reynolds Co., Class A                   33,000              600

Steel (1.0%):
Shiloh Industries, Inc. (b)                        25,000              234

Tools & Hardware
  Manufacturing (1.1%):
Milacron, Inc.                                     17,000              279

Utilities -- Electric (4.9%):
CINergy Corp.                                      16,000              452
DPL, Inc.                                          36,000              729
                                                                     1,181

Utilities -- Telecommunications
  (2.1%):
Cincinnati Bell, Inc. (b)                          25,000              520

Total Common Stocks (Cost $13,652)                                  24,403

Total Investments (Cost $13,652) (a) -- 100.6%                      24,403

Liabilities in excess of other assets -- (0.6)%                       (140)

TOTAL NET ASSETS -- 100.0%                                      $   24,263

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                         $   12,044
Unrealized depreciation                                             (1,293)
Net unrealized appreciation                                     $   10,751

(b) Non-income producing securities.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
Small Company Opportunity Fund                                October 31, 1999
(Amounts in Thousands, Except Shares)

                                               Shares or
                                               Principal        Market
Security Description                           Amount           Value

Commercial Paper (2.1%)

General Electric Capital Corp.,
  5.33%, 11/1/99                               $    3,227       $    3,227

Total Commercial Paper (Cost $3,227)                                 3,227

Common Stocks (97.4%)

Aerospace/Defense (1.5%):
Triumph Group, Inc. (b)                            95,000            2,286

Airlines (1.5%):
Comair Holdings, Inc.                             100,000            2,308

Apparel (2.2%):
Gildan Activewear, Inc., Class A (b) (c)          100,000            1,906
UniFirst Corp. (c)                                124,000            1,519
                                                                     3,425

Apparel -- Footwear (2.3%):
Timberland Co. (b) (c)                             74,000            3,654

Automotive Parts (3.2%):
Borg-Warner Automotive, Inc.                       25,000              988
Tower Automotive, Inc. (b) (c)                    100,000            1,631
Wynn's International, Inc.                        151,000            2,350
                                                                     4,969

Banks (7.8%):
Chittenden Corp.                                   78,000            2,407
HUBCO, Inc. (c)                                    70,000            2,201
M & T Bank Corp.                                    4,000            1,982
Mercantile Bankshares Corp.                        60,000            2,160
Provident Bankshares Corp.                         85,200            1,834
Provident Financial Group                          38,000            1,632
                                                                    12,216

Building Materials (2.9%):
Florida Rock Industries, Inc.                      20,000              675
NCI Building Systems, Inc. (b)                     94,000            1,486
Southdown, Inc.                                    48,000            2,319
                                                                     4,480

Chemicals (2.5%):
Cambrex Corp.                                     100,000            3,025
Ferro Corp.                                        45,000              917
                                                                     3,942

Commercial Services (4.9%):
ABM Industries, Inc.                              112,000            2,674
Mail-Well, Inc. (b) (c)                           315,000            4,213
NCO Group, Inc. (b) (c)                            20,000              848
                                                                     7,735

Computers & Peripherals (4.0%):
Affiliated Computer
  Services, Inc. (b) (c)                           70,000       $    2,660
Computer Network
  Technology Corp. (b)                            100,000            1,606
InterVoice-Brite, Inc. (b) 130,000                  1,609
National Computer Systems, Inc. (c)                12,500              473
                                                                     6,348

Construction & Housing (3.4%):
Coachmen Industries, Inc. (c)                     112,000            1,645
D.R. Horton, Inc. (c)                              82,000              969
MDC Holdings, Inc.                                 49,000              766
Thor Industries, Inc.                              45,000            1,136
Toll Brothers, Inc. (b)                            50,000              875
                                                                     5,391

Distribution/Wholesale (4.6%):
Advanced Marketing Services                       125,000            2,422
Hughes Supply, Inc.                               108,000            2,342
Savoir Technology Group, Inc. (b) (c)             264,000            1,221
Watsco, Inc.                                      120,000            1,215
                                                                     7,200

Electronic & Electrical --
  General (4.6%):
CTS Corp.                                          75,000            4,242
Jabil Circuit, Inc. (b)                             3,000              157
LSI Industries, Inc.                              119,000            2,863
                                                                     7,262

Electronic Components/
  Instruments (3.8%):
C&D Technologies, Inc.                            100,000            3,213
Technitrol, Inc.                                   75,000            2,728
                                                                     5,941

Engineering, Industrial
  Construction (1.2%):
URS Corp. (b) (c)                                 106,000            1,908

Environmental Control (0.1%):
Tetra Tech, Inc. (b)                                8,250              131

Financial Services (5.0%):
AmeriCredit Corp. (b)                             155,000            2,692
DVI, Inc. (b)                                     135,000            1,823
Old Kent Financial Corp. (c)                       44,100            1,797
Raymond James Financial Corp.                       5,000              101
TCF Financial Corp. (c)                            50,000            1,475
                                                                     7,888

Food Products (2.5%):
Michael Foods, Inc.                                83,000       $    2,116
Pilgrims Pride Corp., Class A                       8,200               57
Pilgrims Pride Corp., Class B                      16,400              148
Smithfield Foods Inc (b) (c)                       71,200            1,620
                                                                     3,941

Health Care (5.1%):
Cooper Cos., Inc.                                 105,000            2,624
Hanger Orthopedic Group, Inc. (b)                 149,000            1,835
Healthsouth Corp. (b)                              60,000              345
Prime Medical Services, Inc. (b)                  102,000            1,007
Universal Health Services, Inc. (b)                76,000            2,232
                                                                     8,043

Home Furnishings (0.4%):
Furniture Brands International,
  Inc. (b)                                         34,500              668

Insurance -- Multi-Line (3.3%):
Fremont General Corp.                             134,000            1,156
HCC Insurance Holdings, Inc.                      127,000            1,429
Protective Life Corp.                              69,700            2,522
                                                                     5,107

Machinery -- Diversified (3.7%):
Esterline Technologies Corp. (b)                  125,000            1,718
Gehl Co. (b)                                       90,000            1,553
Thomas Industries, Inc.                            70,000            1,251
United Dominion Industries Ltd.                    62,000            1,314
                                                                     5,836

Metals -- Fabrication (4.0%):
Mueller Industries, Inc. (b)                      100,000            3,194
Reliance Steel & Aluminum                         120,000            2,520
Transtechnology Corp.                              66,600              641
                                                                     6,355

Pharmaceuticals (2.8%):
Alpharma, Inc., Class A (c)                        40,000            1,408
Barr Laboratories, Inc. (b) (c)                    20,000              606
Medicis Pharmaceutical, Class A (b)                69,500            2,120
Pharmaceutical Product
  Development, Inc. (b) (c)                        20,000              201
                                                                     4,335

Real Estate Investment
  Trusts (1.0%):
National Golf Properties, Inc.                     75,000       $    1,603

Restaurants (1.4%):
O'Charley's, Inc. (b)                             140,000            2,144

Retail (2.8%):
BJ's Wholesale Club, Inc. (b)                     125,000            3,852
World Fuel Services Corp.                          70,000              621
                                                                     4,473

Retail -- Drug Stores (0.3%):
Duane Reade, Inc. (b) (c)                          20,000              538

Savings & Loans (4.7%):
Andover Bancorp, Inc.                              85,000            2,486
ITLA Capital Corp. (b)                            150,000            2,269
Roslyn Bancorp, Inc.                              135,300            2,621
                                                                     7,376

Software & Computer Services (2.8%):
BindView Development Corp. (b) (c)                 50,000            1,500
Keane, Inc. (b) (c)                                75,000            1,762
Progress Software Corp. (b)                        35,000            1,173
                                                                     4,435

Staffing (1.0%):
On Assignment, Inc. (b)                            20,000              575
Personnel Group of
  America, Inc. (b) (c)                           150,000            1,003
                                                                     1,578

Telecommunications -- Equipment (0.7%):
Anaren Microwave, Inc. (b) (c)                     31,000            1,062

Tools & Hardware
  Manufacturing (1.4%):
Applied Power, Inc., Class A                       75,000            2,180

Transportation Leasing
  & Trucking (4.0%):
Forward Air Corp. (b)                             150,000            4,415
USFreightways Corp.                                40,000            1,813
                                                                     6,228

Total Common Stocks (Cost $128,362)                                152,986

Securities Purchased With Cash
  Collateral (10.2%)

Investment Companies (5.1%):
AIM Short Term Prime
  Money Market Fund                             2,516,185       $    2,516
AIM Liquid Assets Money
  Market Fund                                   5,563,955            5,564
                                                                     8,080

Repurchase Agreements (5.1%):
Merrill Lynch, 5.50%, 11/1/99
  (Collateralized by $2,090
  Illinova Corp., 6.46%, 10/1/02
  market value -- $2,064)                      $    2,000            2,000
Morgan Stanley Dean Witter,
  5.48%, 11/1/99 (Collateralized by
  $2,800 J.C.Penney Co., 6.90%, 8/15/26,
  PP&L, 7.05%, 6/25/09,
  market value -- $2,773)                           2,000            2,000
Lehman Corp., 5.43%, 11/1/99
  (Collateralized by $4,267
  FNMA, 6.00%, 2/1/29,
  FNMA, 8.50%, 9/1/11,
  market value -- $2,041)                           2,000            2,000
Goldman Sachs Group L.P.,
  5.52%, 11/1/99
  (See Significant Accounting
  Policies, Securities Lending in the
  Notes to Financial Statements
  for collateral description)                       2,000            2,000
                                                                     8,000

Total Securities Purchased
With Cash Collateral (Cost $16,080) 16,080

Total Investments (Cost $147,669) (a) -- 109.7%                    172,293

Other assets in excess of liabilities -- (9.7)%                    (15,279)

TOTAL NET ASSETS -- 100.0%                                      $  157,014

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $9. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                         $   40,447
Unrealized depreciation                                            (15,832)
Net unrealized appreciation                                     $   24,615

(b) Non-income producing securities.

(c) All or a portion of the security was on loan as of October 31, 1999

See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedule of Investments
International Growth Fund                                     October 31, 1999
(Amounts in Thousands, Except Shares)

                                               Shares or
                                               Principal        Market
Security Description                           Amount           Value

Commercial Paper (1.8%)

United States (1.8%):
Business Credit
  Institutions (1.8%):
General Electric Capital Corp.,
  5.33%, 11/1/99                               $    3,404       $    3,404

Total Commercial Paper (Cost $3,404)                                 3,404

Common Stocks (97.2%)

Australia (2.1%):
Airlines (0.2%):
Qantas Airways Ltd.                                95,500              304

Banks (0.2%):
Macquarie Bank Ltd.                                15,912              233
Westpac Banking Corp.                              32,700              210
                                                                       443

Beverages (0.2%):
Foster's Brewing Group Ltd.                       109,550              291

Financial Services (0.2%):
Lend Lease Corp., Ltd.                             33,600              386

Manufacturing -- Diversified (0.1%):
Pacifica Group Ltd.                                77,000              248

Metals & Mining (0.3%):
Capral Aluminum Ltd.                              184,000              226
Pasminco Ltd. (b)                                 342,500              327
                                                                       553

Mining (0.1%):
WMC Ltd.                                           58,000              249

Oil & Gas Exploration,
  Production & Services (0.1%):
Woodside Petroleum Ltd.                            31,000              187

Retail (0.2%):
Coles Myer Ltd.                                    59,000              293

Steel (0.3%):
Smorgon Steel Group Ltd.                          407,230              550

Utilities -- Telecommunications
  (0.2%):
Telstra Corp. Ltd., ADR                            16,000              411

Total Australia                                                      3,915

Brazil (0.6%):
Electric Utility (0.1%):
CIA Paranese de Energia, ADR                       25,000              166

Food Distributors, Supermarkets
  & Wholesalers (0.1%):
Companhia Brasileira
  de Distribuicao Grupo
  Pao de Acucar                                    10,000       $      219

Steel (0.2%):
Usinas Sider de Minas, ADR                        100,000              363

Utilities -- Telecommunications
  (0.2%):
Telecomunicacoes Brasileiras
  SA, ADR                                           6,000               --
Telecomunicacoes Brasileiras-Telebras
  SA, ADR (b)                                       4,500              351

Total Brazil                                        1,099

Britain (15.2%):
Aerospace/Defense (0.1%):
British Aerospace PLC                              31,619              185

Banks (2.2%):
Barclays PLC                                       45,300            1,388
Lloyds TSB Group PLC                               92,850            2,661
                                                                     4,049

Building Materials (0.5%):
CRH PLC                                            46,000              867

Catering (0.8%):
Compass Group PLC                                 134,475            1,445

Computers & Peripherals (0.7%):
Sema Group PLC                                     98,000            1,277

Electric Utility (0.4%):
Energis PLC (b)                                    25,300              806

Manufacturing --
  Miscellaneous (0.3%):
Smiths Industries PLC                              46,100              621

Newspapers (0.5%):
Pearson PLC                                        42,385              945

Oil & Gas Exploration,
  Production & Services (2.2%):
British Petroleum Co. PLC                          30,380            4,175

Pharmaceuticals (3.0%):
Glaxo Wellcome PLC                                 00,980            2,977
Smithkline Beecham PLC                             91,700            2,466
                                                                     5,443

Radio & Television (0.4%):
Carlton Communications PLC 110,591                                     796

Retail (0.8%):
Dixons Group PLC                                   31,700       $      561
Kingfisher PLC                                     92,000            1,005
                                                                     1,566

Telecommunications (1.5%):
Vodafone Airtouch PLC                             610,740            2,846

Utilities -- Telecommunications
  (1.8%):
British Telecommunications PLC                    186,969            3,389

Total Britain                                      28,410

Canada (2.8%):
Diversified (0.7%):
Bombadier, Inc., Class B                           70,000            1,235

Mining (0.1%):
Franco-Nevada Mining Corp. Ltd.                    12,000              223

Oil & Gas Exploration,
  Production & Services (0.8%):
Suncor Energy, Inc.                                36,500            1,405

Telecommunications (1.2%):
Nortel Networks Corp.                              38,000            2,339

Total Canada                                                         5,202

Chile (0.3%):

Banks (0.1%):
Banco de Edwards, ADR                              14,000              205

Chemicals -- Specialty (0.2%):
Sociedad Quimica y Minera
  de Chile SA                                       7,700              223

Utilities -- Electric (0.0%):
Endesa, ADR                                         3,192               41
Enersis SA, ADR                                     1,965               44
                                                                        85

Total Chile                                                            513

Finland (2.2%):
Software & Computer
  Services (0.3%):
Tietoenator OYJ, Class B                           16,100              558

Telecommunication Services (0.6%):
Sonera OYJ                                         36,290            1,089

Telecommunications -- Equipment (1.3%):
Nokia OYJ, Class A                                 21,595            2,470

Total Finland                                                        4,117

France (10.7%):
Automobile Parts (0.3%):
Valeo SA                                            7,200              517

Automobiles (0.5%):
PSA Peugeot Citroen                                 4,550       $      873

Banks (1.3%):
Banque Nationale de Paris                          13,810            1,212
Credit Lyonnais SA (b)                             14,950              452
Societe Generale                                    4,400              957
                                                                     2,621

Beverages (0.1%):
LVMH Moet-Hennessy Louis Vuitton                      572              173

Commercial Services (0.6%):
Vivendi                                            13,690            1,037

Computers & Peripherals (0.4%):
Cap Gemini SA                                       4,480              678

Construction (0.4%):
Bouygues 2,215                                                         771

Electronic & Electrical -- General (0.9%):
Legrand SA                                          2,730              653
Rexel                                              10,625              949
                                                                     1,602

Food -- Retail (1.5%):
Carrefour Supermarche                              10,740            1,987
Promodes                                              740              793
                                                                     2,780

Insurance (0.5%):
AXA SA                                              6,450              909

Machinery & Engineering (0.7%):
Alstom                                             13,810              418
Schneider Electric SA                              11,850              816
                                                                     1,234

Oil & Gas Exploration,
  Production & Services (1.5%):
Total Fina SA, Class B                             22,533            3,042

Retail -- Department Stores (0.6%):
Pinault-Printemps-Redoute SA                        5,680            1,082

Telecommunications -- Equipment (0.8%):
Alcatel SA                                          9,968            1,556

Utilities -- Water (0.6%):
Suez-Lyonnaise De Eaux                              6,870            1,108

Total France                                                        19,983

Germany (7.3%):
Automobiles (1.2%):
Bayerische Motoren Werke AG                        29,600       $      942
DaimlerChrysler AG                                 10,720              834
Volkswagen AG                                       2,000              118
Volkswagen AG, Preferred                           10,800              383
                                                                     2,277

Banks (1.7%):
Dresdner Bank AG (Registered)                      36,730            1,881
HypoVereinsbank                                    18,800            1,233
                                                                     3,114

Chemicals -- General (0.5%):
BASF AG                                            20,600              926

Electric Utility (0.3%):
Veba AG                                            11,650              629

Insurance (1.2%):
Allianz AG, Registered                              7,106            2,162

Manufacturing --
  Miscellaneous (0.9%):
Siemens AG, Registered                             17,965            1,612

Retail (0.4%):
Douglas Holding AG                                 16,990              771

Software & Computer
  Services (0.5%):
SAP AG                                              1,800              668
SAP AG, Preferred                                     590              260
                                                                       928

Telecommunications (0.6%):
Mannesmann AG                                       7,685            1,208

Total Germany                                                       13,627

Greece (0.6%):
Banks (0.1%):
Alpha Credit Bank                                   1,440              110
EFG Eurobank                                          480               21
Ergo Bank SA                                           40                4
                                                                       135

Commercial Banking (0.3%):
National Bank of Greece SA                          3,901              279
National Bank of Greece SA, ADR                    14,000              193
                                                                       472

Telecommunications (0.1%):
STET Hellas Telecommunications
SA (b)                                              11,000             237

Transportation (0.0%):
Minoan Lines                                        3,000       $       93

Utilities -- Telecommunications
  (0.1%):
Hellenic Telecommunications
  Organization SA                                   9,000              191

Total Greece                                        1,128

Hong Kong (2.6%):
Banks (0.2%):
Hang Seng Bank                                     41,400              450

Chemicals -- General (0.1%):
Yizheng Chemical Fibre Co. (b)                    468,000              128

Diversified (0.8%):
First Pacific Co.                                 152,000               88
Guoco Group Ltd.                                  234,000              626
Hutchison Whampoa Ltd.                             70,000              703
Swire Pacific Ltd.                                 31,500              156
                                                                     1,573

Financial Services (0.2%):
JCG Holdings Ltd.                                 518,000              282

Gas & Electric Utility (0.1%):
Hong Kong & China Gas                             156,000              207

Mining (0.1%):
Yanzhou Coal Mining Co.                           376,000              125

Petrochemicals (0.1%):
Shanghai Petrochemical Ltd.                       914,000              187

Real Estate (0.5%):
Cheung Kong Holdings Ltd.                          55,000              499
Sun Hung Kai Properties Ltd.                       49,000              396
                                                                       895

Retail -- Specialty Stores (0.1%):
Giordano International Ltd.                       242,000              257

Telecommunications (0.2%):
Cable & Wireless HKT Ltd.                         176,400              403

Telecommunications -- Equipment (0.1%):
China Telecom Ltd. (b)                             80,000              274

Utilities -- Electric (0.1%):
Shandong International Power
Dev Co-H (b)                                      784,000              125

Total Hong Kong                                                      4,906

Hungary (0.3%):
Utilities -- Telecommunications
  (0.3%):
Matav Rt                                           83,000       $      483

Total Hungary                                                          483

Ireland (0.3%):
Building Materials (0.3%):
CRH PLC                                            23,380              441

Financial Services (0.0%):
Irish Life & Permanent PLC                          7,119               73

Total Ireland                                                          514

Israel (0.1%):
Investment Company (0.0%):
Koor Industries Ltd.                                  880               73

Telecommunications --
  Equipment (0.1%):
ECI Telecom Ltd., ADR                               4,800              140
Partner Communications, ADR                         3,750               58
                                                                       198

Total Israel                                                           271

Italy (4.0%):
Banks (1.0%):
Banca Commerciale Italiana                        120,400              724
Credito Italiano SPA                              257,000            1,202
                                                                     1,926

Building Materials (0.0%):
Italcementi SPA                                    17,200               80

Financial Services (0.5%):
San Paolo-IMI SPA                                  73,013              945

Insurance (0.7%):
Alleanza Assicurazion SPA                          14,850              151
Assicurazioni Generali                             34,520            1,107
Istituto Nazionale delle Assicurazioni             38,000              115
                                                                     1,373

Utilities -- Telecommunications
  (1.8%):
Tecnost SPA (b)                                    34,446               66
Telecom Italia Mobile SPA                         301,000            1,880
Telecom Italia SPA                                 70,000              604
Telecom Italia SPA-RNC                            136,639              671
                                                                     3,221

Total Italy                                                          7,545

Japan (25.9%):
Automobiles (0.7%):
Toyota Motor Corp.                                 36,000       $    1,245

Banks (1.7%):
Bank of Tokyo-Mitsubishi Ltd.                      21,000              348
Industrial Bank Of Japan                          211,000            2,851
                                                                     3,199

Brewery (1.1%):
Kirin Brewery Co. Ltd.                            178,000            2,037

Chemicals -- General (0.9%):
Shin-Etsu Chemical Co.                             39,000            1,607

Computers & Peripherals (0.9%):
Fujitsu Ltd.                                       57,000            1,715

Construction (1.2%):
Nippon Comsys Corp.                                38,000              743
Sekisui House Ltd.                                136,000            1,471
                                                                     2,214

Cosmetics & Related (0.7%):
KAO Corp.                                          41,000            1,249

Electronic & Electrical --
  General (5.1%):
Fanuc                                              26,200            2,033
Mabuchi Motor                                      10,000            1,476
Murata Manufacturing Co. Ltd.                      20,000            2,567
Secom                                              18,000            1,928
Sharp Corp.                                       110,000            1,750
                                                                     9,754

Financial Services (0.5%):
Takefuji Corp.                                      7,000              906

Health & Personal Care (0.5%):
Terumo                                             30,000              911

Insurance (0.7%):
Tokio Marine & Fire Insurance Co.                 105,000            1,373

Pharmaceuticals (1.0%):
Sankyo Co. Ltd.                                    35,000              996
Takeda Chemical Industries                         15,000              861
                                                                     1,857

Retail (3.6%):
Ito-Yokado Co. Ltd.                                22,000            1,758
Ryohin Keikaku Ltd.                                 9,100            1,749
Seven-Eleven Japan Co. Ltd.                        36,000            3,295
                                                                     6,802

Telecommunications -- Equipment (2.6%):
Hikari Tsushin, Inc.                                2,900       $    2,331
Matsushita Communications
  Industries                                       15,000            2,519
                                                                     4,850

Utilities -- Telecommunications (4.7%):
Nippon Telegraph & Telephone Corp.                    154            2,361
NTT Data Corp.                                        152            2,403
NTT Mobile Communications
  Network, Inc.                                       150            3,982
                                                                     8,746

Total Japan                                                         48,465

Malaysia (0.3%):
Automobiles (0.3%):
Oriental Holdings Berhad                          275,000              597

Total Malaysia                                                         597

Mexico (0.7%):
Conglomerates (0.2%):
Alfa SA de CV, Class A                             55,250              210
Grupo Carso SA (b)                                 50,000              209
                                                                       419

Financial Services (0.3%):
Grupo Financiero Banamex Accival
  SA, Class B (b)                                 200,000              498

Retail (0.2%):
Controladora Comercial
  Mexicana SA                                     428,500              353

Total Mexico                                                         1,270

Netherlands (6.5%):
Banks (0.5%):
ING Groep NV                                       17,350            1,023

Chemicals -- General (0.5%):
Akzo Nobel NV                                      23,240            1,000

Commercial Services (0.3%):
Randstad Holding NV                                10,610              538

Computers & Peripherals (0.5%):
CMG PLC                                            22,800              879

Financial Services (0.5%):
Fortis (NL)                                        29,465            1,014

Food & Dairy Products (0.3%):
Numico NV                                          12,800              521

Food Distributors, Supermarkets
  & Wholesalers (0.4%):
Koninklijke Ahold NV                               27,353       $      839

Food Products (0.4%):
Unilever NV                                        11,150              738

Insurance (1.0%):
Aegon NV                                           20,039            1,848

Newspapers (0.4%):
VNU NV                                             19,710              666

Oil & Gas Exploration,
  Production & Services (1.5%):
Royal Dutch Petroleum Co.                          37,025            2,212
Royal Dutch Petroleum Co., ADR                      8,385              503
                                                                     2,715

Semiconductors (0.2%):
STMicroelectronics NV                               4,470              392

Telecommunications -- Equipment (0.0%):
Royal KPN NV                                        1,278               66

Total Netherlands 12,239

New Zealand (0.1%):
Newspapers (0.0%):
Independent Newspapers Ltd.                        13,600               55

Telecommunications (0.1%):
Telecom Corp. of New Zealand Ltd.                  48,650              196

Total New Zealand                                                      251

Norway (0.3%):
Environmental Control (0.3%):
Tomra Systems                                      17,000              650

Total Norway                                                           650

Philippines (0.1%):
Banks (0.1%):
Bank of Phillippine Islands                        57,500              152

Total Philippines                                                      152

Poland (0.1%):
Electronic Components/
  Instruments (0.1%):
Electrim SA (b)                                    11,400               99

Software & Computer
  Services (0.0%):
Softbank SA                                         3,930              110

Total Poland                                                           209

Portugal (0.2%):
Banks (0.2%):
Banco Commercial Portugues                          4,072       $      114

Building Materials (0.0%):
Cimpor-Cimentos de Portugal, SGPS SA                5,536               92

Food Distributors, Supermarkets
  & Wholesalers (0.0%):
Jeronimo Martins, SGPS SA                           1,895               53

Retail (0.0%):
Sonae Investimentos, SGPS SA                        2,040               68

Total Portugal                                                         327

Singapore (1.0%):
Airlines (0.2%):
Singapore Airlines Ltd.                            42,000              444

Banks (0.1%):
Overseas-Chinese Banking Corp.                     30,450              229

Conglomerates (0.2%):
Keppel Corp.                                      105,000              285

Electronics (0.2%):
Natsteel Electronics Ltd.                         136,000              531

Real Estate (0.1%):
City Developments Ltd.                             27,000              140

Transportation (0.2%):
Neptune Orient Lines (b)                          202,218              293

Total Singapore                                     1,922

South Africa (0.8%):
Banks (0.1%):
ABSA Group Ltd.                                    50,000              204

Computers & Peripherals (0.3%):
Datatec Ltd.                                       45,250              562

Mining (0.4%):
Gold Fields of South Africa Ltd.                  330,000              773

Total South Africa                                                   1,539

South Korea (1.3%):
Electronic & Electrical --
  General (0.7%):
Samsung Electronics, GDR (c)                       16,246            1,349

Telecommunications --
  Equipment (0.4%):
Korea Telecom, ADR (b)                             20,290              715

Utilities -- Electric (0.2%):
Korea Electric Power Corp., ADR                    24,150              380

Total South Korea                                                    2,444

Spain (3.2%):
Banks (1.1%):
Banco Bilbao Vizcaya SA                             9,900       $      133
Banco Santander Central
Hispano SA                                        166,010            1,723
Corporacion Bancaria
  de Espana SA                                      8,000              177
                                                                     2,033

Retail (0.2%):
Centros Comerciales Pryca SA                       22,756              427

Utilities -- Electric (0.5%):
Endesa SA                                          46,790              936

Utilities -- Telecommunications
  (1.4%):
Telefonica SA (b)                                 156,261            2,569

Total Spain                                                          5,965

Sweden (2.2%):
Insurance (0.7%):
Skandia Forsakrings AB                             59,000            1,311

Telecommunications --
  Equipment (1.5%):
Telefonaktiebolaget LM Ericsson,
  Class B                                          68,425            2,840

Total Sweden                                                         4,151

Switzerland (4.2%):
Banks (0.8%):
Credit Suisse Group, Registered                     4,624              889
UBS AG, Registered                                  1,900              553
                                                                     1,442

Commercial Services (0.6%):
Adecco SA Registered Shares                         1,960            1,189

Food Processing &
  Packaging (0.6%):
Nestle SA, Registered Shares                          595            1,148

Insurance (0.4%):
Zurich Allied AG                                    1,418              803

Pharmaceuticals (1.8%):
Novartis AG, Registered                               955            1,429
Roche Holding AG                                      159            1,909
                                                                     3,338

Total Switzerland                                                    7,920

Taiwan (0.6%):
Computers & Peripherals (0.0%):
Asustek Computer Inc., GDR (c)                         64                1

Semiconductors (0.3%):
Taiwan Semiconductor, ADR (b)                       16,404      $      568

Textile Manufacturing (0.3%):
Far Eastern Textile, GDR                            38,700             557

Transportation -- Marine (0.0%):
Evergreen Marine Corp., GDR                          3,056              33

Total Taiwan                                                         1,159

Thailand (0.2%):
Financial Services (0.1%):
ABN Amro Asia Securities PCL (b)                    54,100             129

Telecommunications --
  Equipment (0.1%):
Advanced Information Services (b)                   13,400             156

Total Thailand                                                         285

Turkey (0.4%):
Banks (0.2%):
Akbank TAS                                       4,766,012              74
Finansbank AS (b)                               20,000,000              74
Turkiye Garanti Bankasi AS (b)                  17,720,500             152
Yapi ve Kredi Bankasi AS                         4,947,738              72
                                                                       372

Diversified (0.1%):
Sabanci Holding AS                               5,000,000             148

Home Furnishings (0.1%):
Vestel Elektronik Sanayi (b)                     1,200,000             147

Total Turkey                                                           667

Total Common Stocks (Cost $144,912)                                181,925

Convertible Bonds (0.6%)

Banks (0.6%):

Mitsubishi Bank International Finance
  Bermuda, 3.00%, 11/30/02                     $       943           1,137

Total Convertible Bonds (Cost $943)                                  1,137

Foreign Bond (0.1%)

Italy (0.1%):
Utilities -- Telecommunications (0.1%):
Tecnost International                          $   166,489      $      179

Total Italy                                                            179

Total Foreign Bond (Cost $139)                                         179

Total Investments (Cost $149,398) (a) -- 99.7%                     186,645

Other assets in excess of liabilities -- 0.3%                          509

TOTAL NET ASSETS -- 100.0%                                      $  187,154

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of market to market adjustments for passive foreign investment companies and the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $717. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

Unrealized appreciation                                         $   40,387
Unrealized depreciation                                             (3,870)
Net unrealized appreciation                                     $   36,517

(b) Non-income producing securities.

(c) 144a security which is restricted as to the resale to institutional investors.

ADR -- American Depository Receipts

GDR -- Global Depository Receipts

At October 31, 1999, the Fund's open forward foreign currency contracts were as follows:

                                                   Unrealized
                    Delivery   Contract  Market    Appreciation/
Currency            Date       Value     Value     Depreciation

Long Contracts:
Australian Dollar   11/1/99    $  893    $  880    $(13)
Hong Kong
Dollar              11/1/99       164       164       0
Total Long
Contracts                      $1,057    $1,044    $(13)

                     See notes to financial statements.

                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 1999
(Amounts in Thousands, Except Per Share Amounts)

                                                            Special     Ohio Regional   Small Company    International
                                                            Value       Stock           Opportunity      Growth
                                                            Fund        Fund            Fund             Fund

ASSETS:
Investments, at value (Cost $222,217;
  $13,652; $139,669 & $149,398)                             $238,609    $24,403         $164,293         $186,645
Repurchase agreements, at cost                                23,000         --            8,000               --

        Total Investments                                    261,609     24,403          172,293          186,645
Cash                                                              --         --               --              870
Foreign currency (cost $1,327)                                    --         --               --            1,329
Interest and dividends receivable                                221         33               99              142
Receivable from affiliates                                         1          1                2               20
Receivable for capital shares issued                               4         --               36                5
Receivable from brokers for investments sold                   2,462          7            1,209               --
Reclaims receivable                                               --         --               --              229
Prepaid expenses and other assets                                 41          6               37               38

        Total Assets                                         264,338     24,450          173,676          189,278

LIABILITIES:
Payable to Custodian                                              --        150               --               --
Payable for capital shares redeemed                               41         --              348               23
Payable to brokers for investments purchased                   5,552         --               --            1,767
Payable for forward currency contracts purchased                  --         --               --               13
Payable for return of collateral received                     24,823         --           16,080               --
Accrued expenses and other payables:
    Investment advisory fees                                     174         14               74              196
    Administration fees                                           37         --                1                4
    Custodian fees                                                 7          2               10               48
    Accounting fees                                               --          1                4               --
    Transfer agent fees                                           38         11               71               50
    Shareholder service fees -- Class A                           43          5               13                8
    Shareholder service and 12b-1 fees -- Class B                  1          1               --               --
    12b-1 fees -- Class G                                         --         --               52               15
    Other                                                         19          3                9               --

        Total Liabilities                                     30,735        187           16,662            2,124

NET ASSETS:
Capital                                                      204,886      5,025          139,264          129,544
Undistributed accumulated net investment income (loss)            57         11               --             (555)
Net unrealized appreciation/depreciation from investments     16,392     10,751           24,624           34,367
Net unrealized appreciation/depreciation
  from translation of assets and liabilities
  in foreign currencies                                           --         --               --            2,872
Accumulated undistributed net realized gains
  (losses) from investment transactions                       12,268      8,476           (6,874)          20,926

        Net Assets                                          $233,603    $24,263         $157,014         $187,154

Net Assets
    Class A                                                 $232,272    $23,529         $ 51,599         $149,193
    Class B                                                    1,331        734                               639
    Class G                                                                              105,415           37,322

        Total                                               $233,603    $24,263         $157,014         $187,154

Outstanding units of beneficial interest (shares)
    Class A                                                   17,740      1,384            2,448            9,038
    Class B                                                      104         44                                40
    Class G                                                                                5,011            2,265

        Total                                                 17,844      1,428            7,459           11,343

Net asset value
    Redemption price per share -- Class A                   $  13.09    $ 17.00         $  21.08         $  16.51
    Offering and redemption price per share -- Class B<F1>  $  12.75    $ 16.60                          $  15.83
    Redemption price per share -- Class G                                               $  21.04         $  16.48

Maximum sales charge                                            5.75%      5.75%            5.75%            5.75%

Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent) -- Class A      $  13.89    $ 18.04         $  22.37         $  17.52


<F1> Redemption price per Class B Share varies based on length of time held.



See notes to financial statements.

The Victory Portfolios                                Statements of Operations
(Amounts in Thousands)

                                                                Ohio
                                                   Special      Regional          Small Company      International
                                                   Value        Stock              Opportunity       Growth
                                                   Fund         Fund                   Fund          Fund

                                                                             Seven
                                                   Year         Year         Months       Year       Year
                                                   Ended        Ended        Ended        Ended      Ended
                                                   October 31,  October 31,  October 31,  March 31,  October 31,
                                                   1999         1999         1999<F1>     1999       1999

Investment Income:
Interest income                                    $    213     $      5     $  112       $  1,539   $   273
Dividend income                                       5,224          775        837          1,060     2,186
Securities Lending                                       48            4         11             --        --
Foreign tax withholding                                  --           --         --             --      (168)

    Total Income                                      5,485          784        960          2,599     2,291

Expenses:
Investment advisory fees                              2,838          255        649            935     1,733
Administration fees                                     422           51        161              2       236
Shareholder service fees -- Class A                     701           80         90              1       321
Shareholder service fees and
  12b-1 fees -- Class B                                  17            9         --             --         5
12b-1 fees -- Class G                                    --           --        353            759       101
Accounting fees                                          82           46         43             41        77
Custodian fees                                           85           17         28             22       314
Legal and audit fees                                     22            5         23             17        25
Trustees' fees and expenses                               8            1          3              8         4
Transfer agent fees                                     126           39         77            155       132
Registration and filing fees                             31           14         16             30        35
Printing fees                                            16            3         26              7        10
Other                                                    21            3          4              3         3

    Total Expenses                                    4,369          523      1,473          1,980     2,996

Expenses voluntarily reduced by advisor                (284)         (29)      (199)            (3)     (160)

    Expenses before reimbursement
      from distributor                                4,085          494      1,274          1,977     2,836
    Expenses reimbursed by distributor                  (14)         (10)        (3)            --       (28)

    Net Expenses                                      4,071          484      1,271          1,977     2,808

Net Investment Income (Loss)                          1,414          300       (311)           622      (517)

Realized/Unrealized Gains (Losses)
  from Investments and Foreign Currencies:
Net realized gains (losses)
  from investment transactions                       12,285        8,475      1,814         (7,458)   21,931
Net realized gains (losses)
  from foreign currency transactions                     --           --         --             --      (443)
Net change in unrealized
  appreciation/depreciation from investments        (10,033)     (10,275)     2,716        (37,144)   25,042
Change in unrealized appreciation/depreciation
  from translation of assets and liabilities in
  foreign currencies                                     --           --         --             --        (6)

Net realized/unrealized gains (losses)
  from investments and foreign currencies:            2,252       (1,800)     4,530        (44,602)   46,524
Change in net assets resulting from operations     $  3,666     $ (1,500)    $4,219       $(43,980)  $46,007


<F1> Effective March 26, 1999, the Gradison Opportunity  Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund. Statements of operations prior to March 26, 1999 represent the Gradison Opportunity Value Fund.



See notes to financial statements.

The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)

                                                Special Value                Ohio Regional
                                                     Fund                     Stock Fund


                                           Year Ended    Year Ended    Year Ended    Year Ended
                                           October 31,   October 31,   October 31,   October 31,
                                           1999          1998          1999          1998

From Investment Activities:
Operations:
    Net investment income (loss)           $   1,414     $   2,335     $    300      $    386
    Net realized gains/(losses) from
      investment transactions                 12,285        14,148        8,475         4,989
    Net realized (losses) from foreign
      currency transactions                       --            --           --            --
    Net change in unrealized
      appreciation/depreciation
      from investments                       (10,033)      (63,870)     (10,275)       (6,979)
    Net change in unrealized
      appreciation/depreciation
      from translation of assets and
      liabilities in foreign currencies           --            --           --            --

Change in net assets resulting
  from operations                              3,666       (47,387)      (1,500)       (1,604)

Distributions to Shareholders:
    From net investment income
      Class A                                 (1,724)       (2,264)        (295)         (380)
      Class G                                     --            --           --            --
    From net realized gains from
      investment transactions                (14,036)      (31,840)      (4,990)       (4,773)

Change in net assets from
  distributions to shareholders              (15,760)      (34,104)      (5,285)       (5,153)

Capital Transactions:
    Proceeds from shares issued               38,223        97,620        3,704         9,121
    Proceeds from shares issued
      in connection with acquisition              --            --           --            --
    Dividends reinvested                      13,171        28,316        3,610         3,575
    Cost of shares redeemed                 (154,595)     (117,227)     (18,920)      (17,693)

Change in net assets from
  capital transactions                      (103,201)        8,709      (11,606)       (4,997)

Change in net assets                        (115,295)      (72,782)     (18,391)      (11,754)

Net Assets:
    Beginning of period                      348,898       421,680       42,654        54,408

    End of period                          $ 233,603     $ 348,898     $ 24,263      $ 42,654

Share Transactions:
    Issued                                     2,803         6,190          201           399
    Issued in connection with acquisition         --            --           --            --
    Reinvested                                   993         1,813          193           163
    Redeemed                                 (11,530)       (7,706)      (1,031)         (807)

Change in shares                              (7,734)          297         (637)         (245)


<F1> For the period April 1, 1999 through October 31, 1999.



                                                       Small Company                    International
                                                      Opportunity Fund                   Growth Fund

                                           Period
                                           Ended         Year Ended   Year Ended   Year Ended    Year Ended
                                           October 31,   March 31,    March 31,    October 31,   October 31,
                                           1999<F1>      1999         1998         1999          1998

From Investment Activities:
Operations:
    Net investment income (loss)           $   (311)     $     622    $  1,228     $    (517)    $     602
    Net realized gains/(losses) from
      investment transactions                 1,814         (7,458)     20,508        21,931         8,282
    Net realized (losses) from foreign
      currency transactions                      --             --          --          (443)       (4,180)
    Net change in unrealized
      appreciation/depreciation
      from investments                        2,716        (37,144)     26,918        25,042          (563)
    Net change in unrealized
      appreciation/depreciation
      from translation of assets and
      liabilities in foreign currencies          --             --          --            (6)        3,830

Change in net assets resulting
  from operations                             4,219        (43,980)     48,654        46,007         7,971

Distributions to Shareholders:
    From net investment income
      Class A                                    --             --          --            --          (431)
      Class G                                    --           (890)     (1,401)           --            --
    From net realized gains from
      investment transactions                    --         (6,817)    (18,568)       (4,776)       (5,849)

Change in net assets from
  distributions to shareholders                  --         (7,707)    (19,969)       (4,776)       (6,280)

Capital Transactions:
    Proceeds from shares issued              33,493        163,831      97,739       151,295       191,985
    Proceeds from shares issued
      in connection with acquisition             --         70,516          --        29,076            --
    Dividends reinvested                         --          7,587      19,731         3,192         4,034
    Cost of shares redeemed                 (71,046)      (175,583)    (84,922)     (172,483)     (169,240)

Change in net assets from
  capital transactions                      (37,553)        66,351      32,548        11,080        26,779

Change in net assets                        (33,334)        14,664      61,233        52,311        28,470

Net Assets:
    Beginning of period                     190,348        175,684     114,451       134,843       106,373

    End of period                          $157,014      $ 190,348    $175,684     $ 187,154     $ 134,843

Share Transactions:
    Issued                                    1,512          6,944       3,748        10,645        14,295
    Issued in connection with acquisition        --          3,124          --         2,363            --
    Reinvested                                   --            305         797           228           325
    Redeemed                                 (3,245)        (7,479)     (3,273)      (12,116)      (12,387)

Change in shares                             (1,733)         2,894       1,272         1,120         2,233


<F1> For the period April 1, 1999 through October 31, 1999.



See notes to financial statements.

The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period

                                                         Special Value Fund

                                                           Class A Shares


                                           Year          Year          Year          Year
                                           Ended         Ended         Ended         Ended
                                           October 31,   October 31,   October 31,   October 31,
                                           1999          1998          1997          1996<F3>
Net Asset Value, Beginning of Period       $  13.64      $  16.68      $  14.15      $  12.15

Investment Activities
    Net investment income (loss)               0.07          0.09          0.10          0.12
    Net realized and unrealized
      gains (losses) on investments            0.04         (1.79)         3.50          2.33

        Total from Investment Activities       0.11         (1.70)         3.60          2.45

Distributions
    Net investment income                     (0.08)        (0.09)        (0.12)        (0.11)
    In excess of net investment income           --            --            --            --
    Net realized gains                        (0.58)        (1.25)        (0.95)        (0.34)

        Total Distributions                   (0.66)        (1.34)        (1.07)        (0.45)

Net Asset Value, End of Period             $  13.09      $  13.64      $  16.68      $  14.15

Total Return (excludes sales charges)          0.80%       (11.22)%       27.05%        20.60%

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $232,272      $346,962      $420,020      $289,460
Ratio of expenses to
  average net assets                           1.43%         1.40%         1.37%         1.37%
Ratio of net investment income (loss)
  to average net assets                        0.51%         0.56%         0.65%         0.88%
Ratio of expenses to
  average net assets<F1>                       1.53%         1.51%         <F6>          1.40%
Ratio of net investment income (loss)
  to average net assets<F1>                    0.41%         0.45%         <F6>          0.85%
Portfolio turnover <F5>                          43%           44%           39%           55%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Annualized.

<F3> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F4> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the Period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 9.66%.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no voluntary fee reductions during the period.



                                                                 Special Value Fund

                                                           Class B Shares

                                                                                   March 1,
                                           Year          Year         Year         1996          Year
                                           Ended         Ended        Ended        through       Ended
                                           October 31,   October 31,  October 31,  October 31,   October 31,
                                           1999          1998         1997         1996<F3>      1995
Net Asset Value, Beginning of Period       $13.38        $16.49       $14.09       $12.89        $  10.49

Investment Activities
    Net investment income (loss)            (0.18)        (0.08)       (0.04)        0.01            0.15
    Net realized and unrealized
      gains (losses) on investments          0.13         (1.78)        3.41         1.23            1.71

        Total from Investment Activities    (0.05)        (1.86)        3.37         1.24            1.86

Distributions
    Net investment income                      --            --           --        (0.01)          (0.15)
    In excess of net investment income         --            --        (0.02)       (0.03)             --
    Net realized gains                      (0.58)        (1.25)       (0.95)          --           (0.05)

        Total Distributions                 (0.58)        (1.25)       (0.97)       (0.04)          (0.20)

Net Asset Value, End of Period             $12.75        $13.38       $16.49       $14.09        $  12.15

Total Return (excludes sales charges)       (0.43)%      (12.32)%      25.41%       19.80%<F4>      18.01%

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $1,331        $1,936       $1,660       $  386        $194,700
Ratio of expenses to
  average net assets                         2.68%         2.65%        2.66%        2.51%<F2>       1.04%
Ratio of net investment income (loss)
  to average net assets                    (0.74)%        (0.68)%      (0.62)%      (0.31)%<F2>      1.35%
Ratio of expenses to
  average net assets<F1>                     3.60%         3.02%        3.63%        3.75%<F2>       1.30%
Ratio of net investment income (loss)
  to average net assets<F1>                 (1.66)%       (1.05)%      (1.59)%      (1.55)%<F2>      1.09%
Portfolio turnover <F5>                        43%           44%          39%          55%             39%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Annualized.

<F3> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F4> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the Period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 9.66%.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no voluntary fee reductions during the period.



See notes to financial statements.

The Victory Portfolios                                   Financial Highlights
For a Share Outstanding Throughout Each Period

                                                       Ohio Regional Stock Fund

                                                             Class A Shares


                                           Year          Year          Year          Year
                                           Ended         Ended         Ended         Ended
                                           October 31,   October 31,   October 31,   October 31,
                                           1999          1998          1997          1996<F2>

Net Asset Value, Beginning of Period       $ 20.67       $ 23.56       $ 17.95       $ 15.94

Investment Activities
    Net investment income (loss)              0.18          0.18          0.14          0.14
    Net realized and unrealized
      gains (losses) from investments        (1.26)        (0.80)         5.96          2.62

        Total from Investment Activities     (1.08)        (0.62)         6.10          2.76

Distributions
    Net investment income                    (0.17)        (0.17)        (0.14)        (0.14)
    In excess of net investment income          --            --            --            --
    Net realized gains                       (2.42)        (2.10)        (0.35)        (0.36)
    In excess of net realized gains             --            --            --         (0.25)

        Total Distributions                  (2.59)        (2.27)        (0.49)        (0.75)

Net Asset Value, End of Period             $ 17.00       $ 20.67       $ 23.56       $ 17.95

Total Return (excludes sales charges)        (6.31)%       (3.13)%       34.61%        17.79%

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $23,529       $41,653       $53,703       $45,294
Ratio of expenses to
  average net assets                          1.39%         1.26%         1.26%         1.39%
Ratio of net investment income (loss)
  to average net assets                       0.92%         0.76%         0.67%         0.79%
Ratio of expenses to
  average net assets<F1>                      1.48%         1.37%         1.26%         1.40%
Ratio of net investment income
  (loss) to average net assets<F1>            0.83%         0.65%         0.67%         0.78%
Portfolio turnover <F5>                          2%            6%            8%            6%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F3> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 9.03%.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                                                        Ohio Regional Stock Fund

                                                            Class B Shares

                                                                                   March 1,
                                           Year          Year         Year         1996          Year
                                           Ended         Ended        Ended        through       Ended
                                           October 31,   October 31,  October 31,  October 31,   October 31,
                                           1999          1998         1997         1996<F2>      1995

Net Asset Value, Beginning of Period       $20.30        $23.28       $17.87       $16.43        $ 14.56

Investment Activities
    Net investment income (loss)            (0.10)        (0.11)       (0.14)       (0.03)          0.17
    Net realized and unrealized
      gains (losses) from investments       (1.18)        (0.77)        5.90         1.51           2.13

        Total from Investment Activities    (1.28)        (0.88)        5.76         1.48           2.30

Distributions
    Net investment income                      --            --           --           --          (0.17)
    In excess of net investment income         --            --           --        (0.04)         (0.01)
    Net realized gains                      (2.42)        (2.10)       (0.35)          --          (0.65)
    In excess of net realized gains            --            --           --           --          (0.09)

        Total Distributions                 (2.42)        (2.10)       (0.35)       (0.04)         (0.92)

Net Asset Value, End of Period             $16.60        $20.30       $23.28       $17.87        $ 15.94

Total Return (excludes sales charges)       (7.48)%       (4.33)%      32.71%       16.95%<F3>     16.93%

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $  734        $1,001       $  705       $  326        $39,048
Ratio of expenses to
  average net assets                         2.64%         2.52%        2.65%        2.61%<F4>      1.20%
Ratio of net investment income (loss)
  to average net assets                     (0.34)%       (0.54)%      (0.76)%      (0.60)%<F4>     1.13%
Ratio of expenses to
  average net assets<F1>                     3.76%         3.59%        4.25%        3.50%<F4>      1.24%
Ratio of net investment income
  (loss) to average net assets<F1>         (1.46)%        (1.61)%      (2.36)%      (1.49)%<F4>     1.09%
Portfolio turnover <F5>                         2%            6%           8%           6%            11%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F3> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 9.03%.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

The Victory Portfolios                                   Financial Highlights
For a Share Outstanding Throughout Each Period


                                                Small Company Opportunity Fund

                                                  Class A              Class G Shares

                                           April 1,      March 26,     April 1,
                                           1999 to       1999 to       1999 to
                                           October 31,   March 31,     October 31,
                                           1999          1999<F2><F3>  1999

Net Asset Value,
  Beginning of Period                      $ 20.71       $ 20.23       $  20.71

Investment Activities
    Net investment income                    (0.01)           --          (0.06)
    Net realized and
      unrealized gains
      (losses) on investments                 0.38          0.48           0.39

      Total from Investment
        Activities                            0.37          0.48           0.33

Distributions
    Net investment income                       --            --             --
    In excess of net
      realized gains                            --            --             --
    Net realized gains                          --            --             --

      Total Distributions                       --            --             --

Net Asset Value,
  End of Period                            $ 21.08       $ 20.71       $  21.04

Total Return
  (excludes sales charges)                    1.79%<F5>     2.37%<F5>      1.59%<F5>

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $51,599       $64,587       $105,415
Ratio of expenses to
  average net assets <F4>                     0.98%<F6>     0.98%<F6>      1.29%<F6>
Ratio of net investment income
  (loss) to average net assets <F4>           0.09%<F6>     1.50%<F6>      0.39%<F6>
Ratio of expenses to
  average net assets<F1>                      1.17%<F6>     1.19%<F6>      1.47%<F6>
Ratio of net investment income
  (loss) to average net assets<F1>           (0.28)%<F6>    1.29%<F6>     (0.58)%<F6>
Portfolio turnover <F7>                         16%           30%            16%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth
Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund. Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F4> Effective March 26, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.30% until at least April 1, 2001. The Adviser has also agreed to waive its management fee for Class A shares to the same extent the fee is waived for Class G shares until at least
April 1, 2001.

<F5> Not annualized

<F6> Annualized

<F7> Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no fee reductions during the period.



                                                                     Small Company Opportunity Fund

                                                                 Class G Shares

                                                                                                 11 Months     Year
                                                                                                 Ended         Ended
                                                         Year Ended March 31,                    March 31,     April 30,
                                           1999<F3>      1998          1997         1996         1995          1994

Net Asset Value,
  Beginning of Period                      $  27.89      $  22.77      $  22.26     $  18.10     $ 18.35       $ 17.55

Investment Activities
    Net investment income                      0.10          0.23          0.20         0.19        0.13          0.08
    Net realized and
      unrealized gains
      (losses) on investments                 (6.06)         8.72          2.52         4.73        0.18          1.59

      Total from Investment
        Activities                            (5.96)         8.95          2.72         4.92        0.31          1.67

Distributions
    Net investment income                     (0.14)        (0.27)        (0.17)       (0.18)      (0.12)        (0.07)
    In excess of net
      realized gains                             --            --            --           --          --            --
    Net realized gains                        (1.08)        (3.56)        (2.04)       (0.58)      (0.44)        (0.80)

      Total Distributions                     (1.22)        (3.83)        (2.21)       (0.76)      (0.56)        (0.87)

Net Asset Value,
  End of Period                            $  20.71      $  27.89      $  22.77     $  22.26     $ 18.10       $ 18.35

Total Return
  (excludes sales charges)                   (22.08)%       42.02%        12.46%       28.00%       1.75%<F5>     9.75%

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $125,761      $175,684      $114,451     $102,979     $84,738       $83,297
Ratio of expenses to
  average net assets <F4>                      1.30%         1.31%         1.36%        1.41%       1.37%<F6>     1.38%
Ratio of net investment income
  (loss) to average net assets <F4>            0.41%         0.86%         0.90%        0.95%       0.84%<F6>     0.47%
Ratio of expenses to
  average net assets<F1>                       1.30%<F8>     <F8>          <F8>         <F8>        <F8>          <F8>
Ratio of net investment income
  (loss) to average net assets<F1>             0.41%<F8>     <F8>          <F8>         <F8>        <F8>          <F8>
Portfolio turnover <F7>                          30%           42%           35%          24%         32%           40%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth
Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund. Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F4> Effective March 26, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.30% until at least April 1, 2001. The Adviser has also agreed to waive its management fee for Class A shares to the same extent the fee is waived for Class G shares until at least
April 1, 2001.

<F5> Not annualized

<F6> Annualized

<F7> Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no fee reductions during the period.



See notes to financial statements.

The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period        (Continued on Next Page)

                                                        International Growth Fund
                                                             Class A Shares

                                           Year          Year          Year          Year
                                           Ended         Ended         Ended         Ended
                                           October 31,   October 31,   October 31,   October 31,
                                           1999          1998          1997          1996<F3>

Net Asset Value,
  Beginning of Period                      $  13.19      $  13.31      $  13.01      $  12.33

Investment Activities
    Net investment income (loss)              (0.05)         0.07<F2>      0.09          0.08
    Net realized and unrealized
      gains (losses) from investments
      and foreign currencies                   3.85          0.65          0.67          0.62

        Total from Investment
          Activities                           3.80          0.72          0.76          0.70

Distributions
    Net investment income                        --         (0.06)        (0.01)        (0.02)
    Net realized gains                        (0.48)        (0.78)        (0.45)           --
    Tax return of capital                        --            --            --            --

        Total Distributions                   (0.48)        (0.84)        (0.46)        (0.02)

Net Asset Value, End of Period             $  16.51      $  13.19      $  13.31      $  13.01

Total Return
  (excludes sales charges)                    29.43%         5.79%         6.04%         5.65%

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $149,193      $134,491      $106,189      $121,517
Ratio of expenses to average net assets        1.75%         1.71%         1.69%         1.73%
Ratio of net investment income (loss) to
  average net assets                          (0.32)%        0.55%         0.63%         0.64%
Ratio of expenses to
  average net assets<F1>                       1.88%         1.82%         1.69%         1.75%
Ratio of net investment income (loss)
  to average net assets<F1>                    (.45)%        0.44%         0.63%         0.62%
Portfolio turnover <F6>                         106%           86%          116%          178%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F4> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 1.11%.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                                                        International Growth Fund
                                                           Class B Shares

                                                                                   March 1,
                                           Year          Year         Year         1996
                                           Ended         Ended        Ended        through
                                           October 31,   October 31,  October 31,  October 31,
                                           1999          1998         1997         1996<F3>

Net Asset Value,
  Beginning of Period                      $12.82        $13.07       $12.93       $12.79

Investment Activities
    Net investment income (loss)            (0.14)        (0.13)       (0.06)          --
    Net realized and unrealized
      gains (losses) from investments
      and foreign currencies                 3.63          0.66         0.65         0.14

        Total from Investment
          Activities                         3.49          0.53         0.59         0.14

Distributions
    Net investment income                      --            --           --           --
    Net realized gains                      (0.48)        (0.78)       (0.45)          --
    Tax return of capital                      --            --           --           --

        Total Distributions                 (0.48)        (0.78)       (0.45)          --

Net Asset Value, End of Period             $15.83        $12.82       $13.07       $12.93

Total Return
  (excludes sales charges)                  27.82%         4.44%        4.68%        4.89%<F4>
Ratios/Supplemental Data:
Net Assets, End of Period (000)            $  639        $  352       $  184       $  118
Ratio of expenses to average net assets      3.03%         2.98%        3.07%        2.91%<F5>
Ratio of net investment income (loss) to
  average net assets                        (1.53)%       (0.80)%      (0.68)%      (0.10)%<F5>
Ratio of expenses to
  average net assets<F1>                     5.75%         6.44%       10.01%        6.46%<F5>
Ratio of net investment income (loss)
  to average net assets<F1>                 (4.25)%       (4.26)%      (7.62)%      (3.65)%<F5>
Portfolio turnover <F6>                       106%           86%         116%         178%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F4> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 1.11%.

<F5> Annualized.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

The Victory Portfolios                         Financial Highlights--continued
For a Share Outstanding Throughout Each Period

                                                          International Growth Fund

                                                                          Class G Shares

                                                          Year            March 26, 1999
                                                          Ended           through
                                                          October 31,     October 31,
                                                          1995<F2>        1999<F3><F4>

Net Asset Value, Beginning of Period                      $  13.32        $ 13.73

Investment Activities
    Net investment income (loss)                              0.05          (0.03)
    Net realized andunrealized gains
      (losses) from investments and foreign currencies       (0.42)          2.78

        Total from Investment Activities                     (0.37)          2.75

Distributions
    Net investmentincome                                        --             --
    Net realized gains                                       (0.55)            --
    Tax return of capital                                    (0.07)            --

        Total Distributions                                  (0.62)            --

Net Asset Value, End of Period                            $  12.33        $ 16.48

Total Return (excludes sales charges)                        (2.50)%        20.03%<F5>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                           $106,477        $37,322
Ratio of expenses to
  average net assets                                          1.53%          2.00%<F6>
Ratio of net investment income (loss)
  to average net assets                                       0.75%         (1.79)%<F6>
Ratio of expenses to average net assets<F1>                   1.65%          2.24%<F6>
Ratio of net investment income (loss)
  to average net assets<F1>                                   0.63%         (2.03)%<F6>
Portfolio turnover <F7>                                         68%           106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective June 5, 1995, the Victory Foreign Markets Portfolio merged into the
International Growth Fund. Financial highlights for the periods prior to June 5, 1995 represent the International Growth Portfolio.

<F3> Period from commencement of operations.

<F4> Effective March 26, 1999, the Gradison International Fund merged into the Victory
International Growth Fund.

<F5> Not Annualized.

<F6> Annualized.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



See notes to financial statements.

                                                     Statements of Cash Flows

The Victory Portfolios                    For the Year Ended October 31, 1999
(Amounts in Thousands)

                                                       Limited Term     Intermediate    Investment
                                                       Income           Income          Quality Bond     Balanced
                                                       Fund             Fund            Fund             Fund

Increase (decrease) in cash
Cash Flows from Operating Activities:
Net Investment Income                                  $     3,853      $ 12,785        $     8,469      $     9,625

Adjustments to reconcile net investment
  income to net cash provided by
  operating activities:
       Purchases of investment securities               (1,178,627)      (1,978,141)     (1,480,098)      (4,645,855)
       Proceeds from disposition of
         investments securities                          1,209,604        1,996,772       1,498,592        4,676,833
       Increase in investments purchased with
         cash collateral from securities lending           (13,000)         (37,744)        (18,272)         (59,109)
       Increase (decrease) in dividends,
         interest, and other receivables                       270              (27)             37             (406)
       Increase in payable for return of collateral
         received from securities lending                   13,000           37,744          18,272           59,109
       Increase (decrease) in accrued expenses
         and other payables                                    (12)              24              39               14
       Net amortization/accretion from investments              --               --             (29)             (49)

    Net cash provided by operating activities               35,088           31,413          27,010           40,162

Cash Flows from Financing Activities:
Proceeds from shares issued                                 13,368           48,771          44,055           60,026
Cost of shares redeemed                                    (47,319)         (76,559)        (68,346)         (97,178)
Cash distributions paid                                     (1,137)          (3,625)         (2,719)          (3,010)

    Net cash used in financing activities                  (35,088)         (31,413)        (27,010)         (40,162)

Increase (decrease) in cash                                     --               --              --               --

Cash:
    Beginning balance                                           --               --              --               --

    Ending Balance                                     $        --      $        --     $        --      $        --

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $2,715, $9,350, $5,673, and $32,955.

See notes to financial statements.

                                                     Statements of Cash Flows
The Victory Portfolios                    For the Year Ended October 31, 1999
(Amounts in Thousands)

                                                           Convertible    Diversified                   Stock
                                                           Securities     Value          Stock          Index
                                                           Fund           Fund           Fund           Fund

Increase (decrease) in cash
Cash Flows from Operating Activities:
Net Investment Income                                      $   4,581      $     1,185    $     2,936    $     10,034

Adjustments to reconcile net investment
  income to net cash provided by
  operating activities:
      Purchases of investment securities                    (383,737)      (2,502,112)    (9,223,883)    (25,984,133)
      Proceeds from disposition of
        investments securities                               420,348        2,508,251      9,270,791      25,896,331
      Increase in investments purchased with
        cash collateral from securities lending                   --           (1,408)       (17,955)       (121,567)
      Increase (decrease) in dividends,
        interest, and other receivables                          233              (97)             7            (934)
      Increase in payable for return of collateral
        received from securities lending                          --            1,408         17,955         121,567
      Increase (decrease) in accrued expenses
        and other payables                                       (36)             117            207             327
      Net amortization/accretion from investments               (356)              --             --            (382)

    Net cash provided by (used in) operating activities       41,033            7,344         50,058         (78,757)

Cash Flows from Financing Activities:
Proceeds from shares issued                                   21,968          117,769        389,065         195,291
Cost of shares redeemed                                      (61,457)        (119,080)      (405,278)       (110,306)
Cash distributions paid                                       (1,544)          (6,033)       (33,829)         (6,228)

    Net cash (used in) provided by financing activities      (41,033)          (7,344)       (50,042)         78,757

Increase (decrease) in cash                                       --               --             16              --

Cash:
    Beginning balance                                             --               --              2              --

    Ending Balance                                         $      --      $        --    $        18    $         --

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $3,658, $81,419, $168,242, and $ 65,410.

See notes to financial statements.

                                                     Statements of Cash Flows
The Victory Portfolios                    For the Year Ended October 31, 1999
(Amounts in Thousands)

                                                                                           Ohio         Small
                                                                           Special         Regional     Company
                                                           Growth          Value           Stock        Opportunity
                                                           Fund            Fund            Fund         Fund

Increase (decrease) in cash
Cash Flows from Operating Activities:
Net Investment Income                                      $      (742)    $     1,414     $    300     $    (311)

Adjustments to reconcile net investment
  income to net cash provided by
  operating activities:
      Purchases of investment securities                    (1,483,325)     (1,170,453)     (28,821)     (574,765)
      Proceeds from disposition of
        investments securities                               1,403,266       1,287,763       45,383       611,915
      Increase in investments purchased with
        cash collateral from securities lending                (32,000)         19,770           --       (16,080)
      Increase (decrease) in dividends,
        interest, and other receivables                           (131)            331           10           (21)
      Increase in payable for return of collateral
        received from securities lending                        32,000         (19,770)          --        16,080
      Increase (decrease) in accrued expenses
        and other payables                                         172            (102)          19           100
      Net amortization/accretion from investments                   --              --           --            --

    Net cash (used in) provided by operating activities        (80,760)        118,953       16,891        36,918

Cash Flows from Financing Activities:
Proceeds from shares issued                                    153,587          38,235        3,705        33,506
Cost of shares redeemed                                        (69,560)       (154,599)     (18,921)      (70,702)
Cash distributions paid                                         (3,267)         (2,589)      (1,675)           --

    Net cash provided by (used in) financing activities         80,760        (118,953)     (16,891)      (37,196)

Increase (decrease) in cash                                         --              --           --          (278)

Cash:
    Beginning balance                                               --              --           --           278

    Ending Balance                                         $        --     $        --     $     --     $      --

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $18,991, $13,171, $3,610, and $0.

See notes to financial statements.

                                             Notes to Financial Statements
The Victory Portfolios                                    October 31, 1999

1. Organization:

The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 32 active funds. The accompanying financial statements and financial highlights are those of the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Fund for Income, Government Mortgage Fund, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Convertible Securities Fund, Real Estate Investment ("REI") Fund, Value Fund, Lakefront Fund, Established Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Ohio Regional Stock Fund, Small Company Opportunity Fund (previously the Special Growth Fund), and the International Growth Fund, (collectively, the "Funds").

The U.S. Government Obligations Fund is authorized to issue two classes of shares: Investor Shares and Select Shares. The National Municipal Bond Fund, New York Tax-Free Fund, Balanced Fund, Special Value Fund and Ohio Regional Stock Fund are authorized to issue two classes of shares: Class A Shares and Class B Shares. The Fund for Income, Ohio Municipal Bond Fund, Stock Index and Small Company Opportunity Fund are authorized to issue two classes of shares: Class A Shares and Class G Shares. The Diversified Stock Fund and International Growth Fund are authorized to issue three classes of shares:
Class A Shares, Class B Shares and Class G Shares. The Established Value Fund is authorized to issue Class G Shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The U.S. Government Obligations Fund and the Prime Obligations Fund seek to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal. The Intermediate Income Fund and the Investment Quality Bond Fund seek to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. The Ohio Municipal Bond Fund seeks to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax. The Balanced Fund seeks to provide income and long-term growth of capital. The Convertible Securities Fund seeks to provide a high level of current income together with long-term capital appreciation. The REI Fund seeks to provide total return through investments in real estate-related securities. The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Lakefront Fund seeks to provide long-term growth of capital and income. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Diversified Stock Fund and the Growth Fund seek to provide long term growth of capital. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Ohio Regional Stock Fund Fund and the Small Company Opportunity seek to provide capital appreciation. The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk.

2. Reorganizations:

The Trust entered an Agreement and Plan of Reorganization and Termination (the "Agreement") with the Gradison Custodian Trust, the Gradison-McDonald Municipal Custodian Trust and the Gradison Growth Trust (collectively, the "Gradison Trusts"). Each Gradison Trust was registered as an open-end investment management company under the 1940 Act. Pursuant to the Agreement, all of the assets and liabilities of the Gradison Government Income Fund, Gradison Ohio Tax-Free Income Fund, Gradison Growth and Income Fund, Gradison Established Value Fund, Gradison International Fund and the Gradison Opportunity Value Fund (collectively, the "Gradison Funds") were transferred individually to separate Funds of the Trust in exchange for Class G shares, a new class of shares issued in connection with the reorganization, of the corresponding Fund. The Gradison Government Income Fund transferred its assets and liabilities to the Victory Fund for Income. The Gradison Ohio Tax-Free Income Fund transferred its assets and liabilities to the Victory Ohio Municipal Bond Fund. The Gradison Growth and Income Fund transferred its assets and liabilities to the Victory Diversified Stock Fund. The Gradison Established Value Fund transferred its assets and liabilities to the Victory Established Value Fund. The Gradison International Fund transferred its assets and liabilities to the Victory International Growth Fund. The Gradison Opportunity Value Fund transferred its assets and liabilities to the Victory Special Growth Fund. Concurrent with the reorganization, the Victory Special Growth Fund was renamed the Victory Small Company Opportunity Fund. Immediately prior to these transfers, the Victory Fund for Income and Victory Small Company Opportunity Fund each effected a reverse stock split to adjust the net asset value per share to equal the net asset value per share of the Gradison Government Income Fund and the Gradison Opportunity Value Fund, respectively. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 26, 1999 for the Victory Fund for Income, Victory Ohio Municipal Bond Fund, Victory Diversified Stock Fund, Victory International Growth Fund and the Victory Small Company Opportunity Fund, and on April 1, 1999 for the Victory Established Value Fund (the "Effective Date(s) of the Reorganization"), following approval by shareholders of the Gradison Funds at a special shareholder meeting held on March 5, 1999.

For accounting purposes as a result of the reorganization, the historical basis of assets and liabilities of the Victory Fund for Income, Victory Ohio Municipal Bond Fund, Victory Diversified Stock Fund, Victory Established Value Fund, Victory International Growth Fund and Victory Small Company Opportunity Fund is that of the Gradison Government Income Fund, Victory Ohio Municipal Bond Fund, Victory Diversified Stock Fund, Gradison Established Value Fund, Victory International Growth Fund and Gradison Opportunity Value Fund, respectively.

The following is a summary of shares outstanding, net assets, net asset value per share and net unrealized appreciation immediately before and after the reorganization:

                                       Before                After
                                   Reorganization            Reorganization

                               Gradison      Victory         Victory
                               Government    Fund            Fund
                               Income        for             for
                               Fund          Income          Income

Class A Shares (000)                 --        3,314            2,426
Class G Shares (000)                 --           --           12,352

Total Shares (000)               12,352        3,314           14,778


Class A Shares (000)                 --      $31,894         $ 31,894
Class G Shares (000)                 --           --          162,313

Total Net Assets (000)         $162,313      $31,894         $194,207


Net Asset Value                $  13.14           --               --
Class A Shares                       --      $  9.62         $  13.14
Class G Shares                       --           --         $  13.14

Unrealized Appreciation/
  (Depreciation) (000)         $    440      $  (190)        $    250



                                     Before                  After
                                 Reorganization              Reorganization

                           Gradison        Victory           Victory
                           Ohio            Ohio              Ohio
                           Tax-Free        Municipal         Municipal
                           Fund            Bond Fund         Bond Fund

Class A Shares (000)             --          7,059              7,059
Class G Shares (000)             --             --             10,429

Total Shares (000)            8,885          7,059             17,488


Class A Shares (000)             --        $83,257           $ 83,257
Class G Shares (000)             --             --            122,932

Total Net Assets (000)     $122,932        $83,257           $206,189


Net Asset Value            $  13.84             --                 --
Class A Shares                   --        $ 11.79           $  11.79
Class G Shares                   --                          $  11.79

Unrealized
  Appreciation (000)       $  4,805        $ 4,677           $  9,482

                                         Before             After
                                     Reorganization         Reorganization

                                  Gradison   Victory        Victory
                                  Growth &   Diversified    Diversified
                                  Income     Stock          Stock
                                  Fund       Fund           Fund

Class A Shares (000)                   --        58,119         58,119
Class B Shares (000)                   --         3,883          3,883
Class G Shares (000)                   --            --          4,456

Total Shares (000)                  2,620        62,002         66,458


Class A Shares (000)                   --    $  996,070     $  996,070
Class B Shares (000)                   --        65,343         65,343
Class G Shares (000)                   --            --         76,373

Total Net Assets (000)            $76,373    $1,061,413     $1,137,786


Net Asset Value                   $ 29.15            --             --
Class A Shares                         --    $    17.14     $    17.14
Class B Shares                         --         16.83     $    16.83
Class G Shares                         --            --     $    17.14


Unrealized Appreciation (000)     $16,342    $  156,843     $  173,185



                                          Before                After
                                     Reorganization             Reorganization

                                  Gradison       Victory        Victory
                                  Established    Established    Established
                                  Value          Value          Value
                                  Fund           Fund           Fund

Class G Shares (000)                    --       N/A              15,233

Total Shares (000)                  15,233                        15,233


Class G Shares (000)                    --       N/A            $479,568

Total Net Assets (000)            $479,568                      $479,568


Net Asset Value                   $  31.48       N/A                  --
Class G Shares                          --                      $  31.48


Unrealized Appreciation (000)     $153,283       N/A            $153,283



                                        Before                 After
                                    Reorganization             Reorganization

                             Gradison         Victory          Victory
                             International    International    International
                             Fund             Growth Fund      Growth Fund

Class A Shares (000)              --             9,551            9,551
Class B Shares (000)              --                39               39
Class G Shares (000)              --                --            2,363

Total Shares (000)             1,848             9,590           11,953


Class A Shares (000)              --          $131,095         $131,095
Class B Shares (000)              --               515              515
Class G Shares (000)              --                --           32,440

Total Net Assets (000)       $32,440          $131,610         $164,050


Net Asset Value              $ 17.56                --               --
Class A Shares                    --          $  13.73         $  13.73
Class B Shares                    --             13.26         $  13.26
Class G Shares                    --                --         $  13.73


Unrealized
  Appreciation (000)         $ 3,364          $ 17,987         $ 21,351

                                       Before                  After
                                   Reorganization              Reorganization

                             Gradison         Victory          Victory
                             Opportunity      Special          Small Company
                             Value            Growth           Opportunity
                             Fund             Fund             Fund

Class A Shares (000)               --           5,824             3,124
Class G Shares (000)               --              --             6,003

Total Shares (000)              6,003           5,824             9,127


Class A Shares (000)               --         $63,184          $ 63,184
Class G Shares (000)               --              --           121,427

Total Net Assets (000)       $121,427         $63,184          $184,611


Net Asset Value              $  20.23              --                --
Class A Shares                     --         $ 10.85          $  20.23
Class G Shares                     --              --          $  20.23


Unrealized Appreciation/
  (Depreciation) (000)       $ 20,262         $(2,393)         $ 17,869



The Trust entered an Agreement and Plan of Reorganization with The SBSF Funds, Inc. d/b/a Key Mutual Funds pursuant to which all of the assets and liabilities of each Key Mutual Fund transferred to a Fund of the Victory Portfolios in exchange for shares of the corresponding Fund. The SBSF Fund transferred its assets and liabilities to the Victory Diversified Stock Fund. The Key Stock Index Fund transferred its assets and liabilities to the Victory Stock Index Fund. The SBSF Capital Growth Fund transferred its assets and liabilities to the Victory Special Growth Fund. The SBSF Convertible Securities Fund transferred its assets and liabilities to the Victory Convertible Securities Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 16, 1998 for the Victory Diversified Stock, Victory Stock Index, and Victory Special Growth funds and March 23, 1998 for the Victory Convertible Securities Fund, following approval by shareholders of SBSF Funds, Inc. d/b/a Key Mutual Funds at a special shareholder meeting held on March 6, 1998. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:

                                         Before                 After
                                     Reorganization             Reorganization

                                 SBSF          Victory          Victory
                                 Convertible   Convertible      Convertible
                                 Securities    Securities       Securities
                                 Fund          Fund             Fund

Shares (000)                        8,557         --               8,557
Net Assets (000)                 $120,143         --            $120,143
Net Asset Value                     14.04         --               14.04
Unrealized appreciation (000)      15,775         --              15,775



                                         Before                 After
                                     Reorganization             Reorganization

                                               Victory          Victory
                                               Diversified      Diversified
                                 SBSF          Stock            Stock
                                 Fund          Fund             Fund

Shares (000)                       5,825         49,641           54,366
Net Assets (000)                 $86,317       $865,943*        $952,260*
Net Asset Value                    14.82          18.27*           18.27*
Unrealized appreciation (000)     24,319        215,899          240,218

* Class A



                                         Before                 After
                                     Reorganization             Reorganization

                                 Key           Victory          Victory
                                 Stock Index   Stock Index      Stock Index
                                 Fund          Fund             Fund

Shares (000)                       3,286         28,599           30,871
Net Assets (000)                 $46,866       $589,611         $636,477
Net Asset Value                    14.26          20.62            20.62
Unrealized appreciation (000)      8,966        183,832          192,798

                                         Before              After
                                     Reorganization          Reorganization

                                  SBSF         Victory       Victory
                                  Capital      Special       Special
                                  Growth       Growth        Growth
                                  Fund         Fund          Fund

Shares (000)                        3,454         7,340         9,821
Net Assets (000)                  $35,309      $104,465      $139,774
Net Asset Value                     10.22         14.23         14.23
Unrealized appreciation (000)       4,227        15,458        19,685



3. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (collectively "the money market funds") are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature within 397 days, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

Investments of the Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Convertible Securities Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund, and the REI Fund (collectively "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded or on the basis of valuation procedures approved by the Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

Securities Transactions and Related Income:

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Balanced Fund and the International Growth Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Trust isolates that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Repurchase Agreements:

Each Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Trust's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Forward Currency Contracts:

A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Futures Contracts:

The Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Ohio Regional Stock Fund, International Growth Fund, and Lakefront Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Trust may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Trust the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Trust to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These amounts are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities.

Securities Lending:

The U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, Convertible Securities Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund, Established Value Fund and the REI Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, Key Trust must maintain the loan collateral at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying Schedules of Investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. In accordance with GAAP, a statement of cash flows is presented if a Fund recorded collateral assets exceeding 10% of average net assets during the year. Under this guideline, a statement of cash flows is presented for Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Balanced Fund, Convertible Securities Fund, Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Ohio Regional Stock Fund and Small Company Opportunity Fund. The following Funds had securities with the following market values on loan as of October 31, 1999 (amounts in thousands):

                                       Market Value
                                   of Loaned Securities

Limited Term Income Fund                 $  4,748
Intermediate Income Fund                   37,215
Investment Quality Bond Fund               18,098
Balanced Fund                              58,585
Value Fund                                 47,660
Diversified Stock Fund                    190,609
Stock Index Fund                          120,680
Growth Fund                                28,346
Special Value Fund                         24,371
Small Company Opportunity Fund             16,072

The loaned securities were fully collateralized by cash, and short-term securities purchased with such cash collateral, as of October 31, 1999.

As disclosed in the Schedule of Investments the Victory Limited Term Income Fund invested cash collateral in a Goldman Sachs Repurchase Agreement with an interest rate of 5.52% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):


Principal     Description                                 Market Value

$   51        GTE Corp., 9.10%, 6/1/03                      $   56
 2,231        Lockheed Martin Corp., 7.70%, 6/15/08          2,278
 1,948        Mutual Life Ins. Co., 0.00%, 8/15/24           2,578
   750        Sun Microsystems, Inc., 7.65%, 8/15/09           747
     8        Vastar Resources, 8.75%, 2/1/05                    9
                                                            $5,668

As disclosed in the Schedule of Investments the Victory Intermediate Income Fund invested cash collateral in a Morgan Stanley Dean Witter Repurchase Agreement with an interest rate of 5.48% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$1,000        AMR Corp., 9.88%, 6/15/20                     $1,149
 1,210        Coastal Corp., 6.20%, 5/15/04                  1,190
 3,000        J.C.Penney Co., 7.40%, 4/1/37                  2,950
 1,500        Morgan St. Dean Witter, 6.01%, 6/29/04         1,425
                                                            $6,714

As disclosed in the Schedule of Investments the Victory Intermediate Income Fund invested cash collateral in a Merrill Lynch Repurchase Agreement with an interest rate of 5.50% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$    8        Allied Corp., 0.00%, 8/1/01                   $    7
     3        Allied Corp., 0.00%, 8/1/07                        2
    50        Beneficial Corp., 7.18%, 12/20/99                 50
   147        Compania Intl. Tele., 10.38%, 8/1/04             147
 1,964        Petroleos Mexicanos, 9.28%, 7/15/05            1,885
 3,005        Union Oil Co. of CA, 7.70%, 4/21/05            3,060
                                                            $5,151

As disclosed in the Schedule of Investments the Victory Investment Quality Bond Fund invested cash collateral in a Lehman Brothers Repurchase Agreement with an interest rate of 5.43% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$  278        Canadian National Rail, 0.00%, 5/15/00        $  276
   250        Dow Chemical, 5.97%, 1/15/09                     226
 2,460        Housing Urban Development, 6.36%, 8/1/04       2,432
 2,180        Housing Urban Development, 6.41%, 8/1/05       2,149
    23        Placer Dome, Inc., 7.75%, 12/15/99                23
    47        Southwestern Bell, 7.00%, 1/1/00                  46
                                                            $5,152

As disclosed in the Schedule of Investments the Victory Balanced Fund invested cash collateral in a Goldman Sachs Repurchase Agreement with an interest rate of 5.52% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$2,000        Federated Dept. Stores, 7.00%, 2/15/28         $1,793
 5,203        GATX Capital Corp., 6.21%, 7/26/00              5,183
    47        GTE Corp., 9.10%, 6/1/03                           52
 1,245        J.C.Penney Co., 6.38%, 9/15/00                  1,249
 1,741        Solutia, Inc., 6.50% 10/15/02                   1,697
                                                             $9,974

As disclosed in the Schedule of Investments the Victory Balanced Fund invested cash collateral in a Merrill Lynch Repurchase Agreement with an interest rate of 5.50% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$2,000        AMR Corp., 9.82%, 10/25/11                    $ 2,268
   526        CIA Intl Telecommunications, 8.85%, 8/1/04        463
   900        CIA Intl Telecommunications, 10.38%, 8/1/04       684
   350        Colonial Realty LP, 7.05%, 12/15/03               336
 2,000        Delta Air Lines, 6.65%, 3/15/04                 1,931
    10        Kroger Co., 7.65%, 4/15/07                         10
    20        Mediaone Group, Inc., 7.03%, 4/10/02               20
    20        Polaroid Corp., 7.25%, 1/15/07                     17
 1,020        Tenet Healthcare Corp., 8.63%, 12/1/03            984
 1,995        Union Oil Co. of CA, 7.70%, 4/21/05             2,032
 1,253        Waste Management, Inc., 7.00%, 5/15/05          1,080
   570        Waste Management, Inc. 7.13%, 10/1/07             477
                                                            $10,302

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Lehman Brothers Repurchase Agreement with an interest rate of 5.43% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$ 5,250       ACLC Business Loan Receivables,
                6.52%, 8/15/20                              $ 5,154
  4,175       J.C.Penney Co., 6.13%, 11/15/03                 3,995
     90       Newfoundland Corp., 9.00%, 10/15/21               101
  6,129       Solectron Corp., 0.00%, 1/27/19                 3,647
    122       Texas Utilities, 7.46%, 1/1/15                    120
     20       USX Corp., 6.65%, 2/1/06                           19
  2,200       USX Corp., 9.13%, 1/15/13                       2,422
                                                            $15,458

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Morgan Stanley Dean Witter Repurchase Agreement with an interest rate of 5.48% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$ 5,125       Comdisco Inc., 6.50%, 6/15/00                 $ 5,241
 10,000       Lockheed Martin Corp., 6.50% 4/15/03            9,812
  6,890       Seagate Technology Inc., 7.13%, 3/1/04          6,503
 16,000       Time Warner, Inc., 6.85%, 1/15/26              16,109
                                                            $37,665

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Goldman Sachs Repurchase Agreement with an interest rate of 5.52% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$2,050        China Development Bank, 8.25%, 5/15/09        $ 2,020
   100        Delphi Auto Systems Corp., 6.50%, 5/1/09           95
 6,162        Mutual Life Ins. Co., 0.00%, 8/15/24            8,157
 5,000        Nabisco, Inc., 6.13%, 2/1/03                    4,872
 3,509        Raytheon Co., 6.75%, 3/15/18                    3,105
 1,910        Solutia, Inc., 6.50%, 10/15/02                  1,862
 1,500        Supervalue, Inc., 7.63%, 9/15/04                1,492
 2,507        Swedish Export, 0.00%, 2/24/00                  1,871
 2,920        Unova, Inc., 6.88%, 3/15/05                     2,807
     9        Vastar Resources, 8.75%, 2/1/05                    10
                                                            $26,291

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Merrill Lynch Repurchase Agreement with an interest rate of 5.50% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$   239       Bank of China, 8.25%, 3/15/14                 $   196
      5       Conseco, Inc., 8.13%, 2/15/03                       5
      7       CUC Intl., Inc., 3.00%, 2/15/02                     6
     75       CUC Intl., Inc., 3.00%, 2/15/02                    75
    570       Fremont General Corp., 7.88%, 3/17/09             561
     72       Georgia-Pacific Corp., 7.38%, 12/1/25              66
 10,850       Illinova Corp., 6.46%, 10/1/02                 10,718
     40       Kinder Morgan, Inc., 7.25%, 3/1/28                 36
     25       MCN Investment Corp., 6.32%, 2/1/03                24
     10       Occidental Petroleum, 10.13%, 11/15/01             11
      1       Occidental Petroleum, 7.65%, 2/15/06                1
    148       Occidental Petroleum, 10.13%, 9/15/09             167
  1,375       Occidental Petroleum, 11.13%, 8/1/10            1,678
     33       Office Depot, Inc., 0.00%, 11/1/08                 22
  1,465       Pennzoil-Quaker State, 6.75%, 4/1/09            1,360
    108       Reliant Energy, Inc., 6.00%, 3/15/12               97
    397       Republic Services, Inc., 7.13%, 5/15/09           360
    438       Royal Caribbean Cruises, 7.50%, 10/15/27          393
    926       Solectron Corp., 0.00%, 1/27/19                   551
     62       Time Warner, Inc., 8.18%, 8/15/07                  65
     48       Time Warner, Inc., 6.88%, 6/15/18                  44
  1,547       Time Warner, Inc., 9.15%, 2/1/23                1,727
    125       Time Warner, Inc., 6.63%, 5/15/29                 109
    166       Turner Broadcasting, 7.40%, 2/1/04                167
    200       USX Corp., 6.65%, 2/1/06                          191
     77       USX Corp., 9.38%, 2/15/12                          85
    225       Wellpoint Health Ntwk, 0.00%, 7/2/19              129
  1,825       Williams Cos. Inc., 7.63%, 7/15/19              1,759
                                                            $20,603

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Nations Bank Repurchase Agreement with an interest rate of 5.52% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$ 5,000       Amerada Hess Corp., 7.88%, 10/1/29            $ 4,894
  5,000       Amvescap PLC, 6.38%, 5/15/03                    4,954
 10,500       Boston Scientific, 6.63%, 3/15/05               9,791
  5,000       Cable & Wire Optus Fin Pty, 8.13%, 6/15/09      5,042
  2,500       Commonwealth Edison, 6.95%, 7/15/18             2,328
  4,028       Compania Telecom Chile, 7.63%, 7/15/06          3,891
                                                            $30,900

As disclosed in the Schedule of Investments the Victory Stock Index Fund invested cash collateral in a Morgan Stanley Dean Witter Repurchase Agreement with an interest rate of 5.48% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$2,340        Associates Corp. NA, 5.96%, 5/15/37           $ 2,406
 9,000        J.C.Penney Co., 6.90%, 8/15/26                  8,896
 2,200        PP&L, 7.05%, 6/25/09                            2,189
 2,000        PP&L, 7.15%, 6/25/09                            1,986
 6,000        United News & Media PLC, 7.75%, 7/1/09          5,800
                                                            $21,277

As disclosed in the Schedule of Investments the Victory Stock Index Fund invested cash collateral in a Goldman Sachs Repurchase Agreement with an interest rate of 5.52% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$    8        AMR Corp., 9.50%, 5/15/01                     $     8
 1,020        Dana Corp., 7.00%, 3/1/29                         913
 1,000        GATX Capital Corp., 6.50%, 11/1/00              1,027
 1,500        General Am. Transportation, 8.06%, 7/21/03      1,587
    67        GTE Corp., 9.10%, 6/1/03                           74
 6,010        HSB Capital, 5.91%, 7/15/27                     5,648
 2,719        Lockheed Martin Corp., 7.25%, 5/15/06           2,742
   364        Quebec Province, 5.75%, 2/15/09                   334
 3,322        Solutia, Inc., 6.72%, 10/15/37                  3,168
                                                            $15,501

As disclosed in the Schedule of Investments the Victory Stock Index Fund invested cash collateral in a Nations Bank Repurchase Agreement with an interest rate of 5.52% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$4,000        AES Corp., 8.70%, 10/15/09                    $ 3,988
 1,500        AES Corp., 9.38%, 10/15/29                      1,501
 6,458        Litton Industries, Inc., 8.00%, 10/15/09        6,462
 6,000        Raytheon Co., 6.30%, 3/15/05                    5,701
 3,136        Republic Services, Inc., 7.13%, 5/15/09         2,948
                                                            $20,600

As disclosed in the Schedule of Investments the Victory Small Company Opportunity Fund invested cash collateral in a Goldman Sachs Repurchase Agreement with an interest rate of 5.52% and a maturity date of 11/1/99 which was collateralized by the following securities (amounts in thousands):

Principal     Description                                 Market Value

$2,165        BF Goodrich Co., 7.50%, 4/15/08                $2,122
   400        Enron Corp., 7.13%, 5/15/07                       401
 1,500        Finova Capital Corp., 6.15%, 3/31/03            1,464
   600        TyCo Intl. Group, 6.25%, 6/15/13                  590
                                                             $4,577

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid quarterly for the Convertible Securities Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Established Value Fund, Special Value Fund, Small Company Opportunity Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund, and the REI Fund. Dividends from net investment income are declared and paid monthly for the Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, and Balanced Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund are reclassified as an offset to capital in the accompanying statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

Costs incurred in connection with the organization of the Funds are being amortized on a straight-line basis over a period not to exceed sixty months from the date the Funds commenced operations. Organization costs were paid by the Distributor on behalf of the REI Fund and the Lakefront Fund and are being amortized over a five year period with a corresponding payable from the Funds to the Distributor to repay such costs at the conclusion of the amortization period.

4. Purchases and Sales of Securities:

Purchases (excluding securities acquired through the reorganization described in Note 2 -- Reorganization above) and sales of securities (excluding short-term securities) for the period ended October 31, 1999 were as follows (amounts in thousands):

                                    Purchases       Sales

Limited Term Income Fund            $143,509     $  163,436
Intermediate Income Fund             691,063        715,687
Fund for Income                       87,558         47,338
Government Mortgage Fund             272,135        278,134
Investment Quality Bond Fund         602,182        612,254
National Municipal Bond Fund          56,612         61,624
New York Tax-Free Fund                 4,930          7,607
Ohio Municipal Bond Fund             172,709        166,904
Balanced Fund                        771,679        759,436
Convertible Securities Fund           59,946         94,064
REI Fund                               8,116          9,246
Value Fund                           204,991        210,626
Lakefront Fund                           585            299
Diversified Stock Fund               903,431      1,052,901
Stock Index Fund                     183,848         21,307
Growth Fund                          194,949        113,594
Established Value Fund                53,966        104,473
Special Value Fund                   118,698        231,066
Ohio Regional Stock Fund                 751         16,591
International Growth Fund            171,311        162,777
Small Company Opportunity Fund        28,721         57,910


5. Related Party Transactions:

Investment advisory services are provided to all the Funds by Key Asset Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyCorp. Lakefront Capital Investors, Inc. serves as a sub-adviser for the Lakefront Fund, and, effective May 15, 1998, Indocam International Investment Services, S.A. serves as a sub-adviser for the International Growth Fund. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The Adviser, and not the Trust, pays sub-advisory fees as applicable. KeyTrust Company of Ohio, serving as custodian for all of the Funds, receives custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

Key and its affiliated brokerage and banking companies also serve as Shareholder Servicing Agent for all the Funds except the U.S. Government Obligations Funds (Investor Shares), Financial Reserves Fund, Fund for Income (Class G Shares), Ohio Municipal Bond Fund (Class G Shares), Diversified Stock Fund (Class G Shares), Stock Index Fund (Class A Shares), Established Value Fund (Class G Shares), Small Company Opportunity Fund (Class G Shares), and International Growth Fund (Class G Shares). As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the Funds serviced.

BISYS Fund Services (the "Administrator" or the "Distributor," as applicable), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Trust and, during the period October 23, 1998 through the Effective Dates of the Reorganizations, as distributor for the Gradison Trusts. Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Trust for serving as officers.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.15% of each Fund's average daily net assets up to $300 million, 0.12% of each Fund's average daily net assets between $300 million and $600 million, and 0.10% of each Fund's average daily net assets greater than $600 million. Under a Sub-Administration agreement, BISYS pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. Pursuant to the Trust's 12b-1 Plan, the Distributor may receive distribution services fees computed at the annual rate of 0.75% of the average daily net assets of Class B Shares of the National Municipal Bond Fund, the New York Tax-Free Fund, the Balanced Fund, the Diversified Stock Fund, the Special Value Fund, the Ohio Regional Stock Fund and the International Growth Fund. Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly service fee at an annual rate of 0.25% of the average daily net assets of the Class G shares of the Fund for Income, Ohio Municipal Bond Fund, Diversified Stock Fund, Established Value Fund, Small Company Opportunity Fund and the International Growth Fund. The service fee is paid to securities broker dealers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Distributor may also receive a fee for general distribution services and for its assistance in selling Class G shares of the Funds. This fee is computed and paid at an annual rate of 0.25% of the average daily net assets of the Class G shares of the Fund for Income, Ohio Municipal Bond Fund, Diversified Stock Fund, Established Value Fund, Small Company Opportunity Fund and the International Growth Fund.

In addition, the Distributor is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended October 31, 1999, the Distributor received approximately $2,031,000 from commissions earned on sales of shares of the variable net asset value funds, a portion of which the Distributor reallowed to dealers of the Funds' shares including approximately $1,970,000 to affiliates of the Funds. BISYS also serves the Funds and, during the period March 1, 1999 through the Effective Dates of the Reorganization, served the Gradison Funds, as Mutual Fund Accountant and receives a fee for these services under the terms of a fund accounting agreement.

Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios. The Adviser has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund for Income, the Ohio Municipal Bond Fund, the Diversified Stock Fund, the Established Value Fund, the International Growth Fund and the Small Company Opportunity Fund at a maximum of 0.89%, 0.91%, 1.44%, 1.10%, 2.00% and 1.30% of average daily net assets, respectively, until at least April 1, 2001. Further, the Adviser has agreed to waive its management fee for Class A and Class B shares, as applicable, of those Funds to the same extent the fee is waived for Class G shares of the corresponding Fund until at least April 1, 2001. Effective May 3, 1999, the Adviser has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Lakefront Fund to 1.50% of average daily net assets, until at least February 29, 2000 and to 2.00% until at least February 28, 2009.

Additional information regarding related party transactions is as follows for the year ended October 31, 1999:

                                      Investment Advisory       Administration
                                             Fees               Fees

                                    Maximum
                                    Percentage
                                    of Average     Voluntary    Voluntary
                                    Daily          Fee          Fee
                                    Net Assets     Reductions   Reductions
                                                   (000)        (000)

U.S. Government Obligations Fund    0.35%             --          --
Prime Obligations Fund              0.35%             --          --
Financial Reserves Fund             0.50%             --          --
Tax-Free Money Market Fund          0.35%             --          --
Ohio Municipal Money Market Fund    0.50%          1,109          --
Limited Term Income Fund            0.50%             98          --
Intermediate Income Fund            0.75%            640          --
Fund for Income                     0.50%            128         136
Government Mortgage Fund            0.50%             97          --
Investment Quality Bond Fund        0.75%            390          --
National Municipal Bond Fund        0.55%            179          --
New York Tax-Free Fund              0.55%             47          17
Ohio Municipal Bond Fund            0.60%            340          --
Balanced Fund                       1.00%          1,041          --
Convertible Securities Fund         0.75%             --          --
Real Estate Investment Fund         1.00%            118          --
Value Fund                          1.00%            281          --
Established Value Fund              0.65%            246         173
Lakefront Fund                      1.00%              7          --
Diversified Stock Fund              0.65%            506          --
Stock Index Fund                    0.60%            842         991
Growth Fund                         1.00%            280          --
Special Value Fund                  1.00%            284          --
Ohio Regional Stock Fund            0.75%             29          --
Small Company Opportunity Fund      1.00%             95         104
International Growth Fund           1.10%            160          --

The Trust and KeyCorp entered into an agreement (the "Put Agreement") dated August 13, 1999 which provided the Trust the right to require KeyCorp to purchase certain General American Life Insurance Company ("GALIC") securities held by the Prime Obligations Fund, the Financial Reserves Fund and another fund within the Trust, on or before October 15, 1999. On August 23, 1999 and October 1, 1999, approximately $5.5 million and $49.5 million par value and $4 million and $36 million par value of GALIC securities, respectively, were sold by the Prime Obligations Fund and the Financial Reserves Fund at par in connection with the terms of the acquisition of GALIC by an unaffiliated external party. Accordingly, the Put Agreement expired on October 15, 1999 without any transactions described therein having been exercised.

Prior to the Effective Dates of the Reorganization, investment advisory services were provided to the Gradison Funds by McDonald & Company Securities, Inc. ("McDonald"), pursuant to investment advisory agreements between the Gradison Funds and McDonald under substantially the same terms as the Funds' investment advisory agreement described above, except that the Gradison International Fund paid McDonald a fee computed and accrued daily and paid monthly based upon the daily net assets of that fund at the annual rate of 1.00% on the first $100 million, 0.90% on the next $150 million, 0.80% of the next $250 million and 0.75% of net assets in excess of $500 million for acting as its investment adviser. Blairlogie Capital Management ("Blairlogie") served as sub-advisor to the Gradison International Fund prior to the Effective Date of the Reorganization. Transfer agent services, including dividend disbursing, fund accounting services and administrative services were provided by McDonald prior to the Effective Dates of the Reorganization, pursuant to the terms of Transfer Agency, Accounting Services and Administrative Services agreements between certain of the Gradison Funds and McDonald. Under the terms of those agreements, the Gradison Established Value Fund, the Gradison Growth & Income Fund, the Gradison Opportunity Value Fund and the Gradison International Fund paid McDonald a monthly fee for transfer agent and administrative services at an annual rate of $18.50 per shareholder non-zero balance account and $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Gradison Ohio Tax-Free Income Fund paid $23.00 per shareholder non-zero balance account and $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. Under the terms of a Data Processing Agreement with McDonald, the Gradison Government Income Fund paid McDonald a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to that fund. The Gradison Established Value, Gradison Growth & Income, Gradison Opportunity Value and Gradison International Funds paid fund accounting fees to McDonald under substantially the same terms as the Funds. Under the terms of an Expense Reimbursement Agreement, McDonald agreed to reimburse expenses to the Gradison Growth & Income and Gradison International Funds to the extent such expenses exceeded 1.50% and 2.00% of average daily net assets, respectively, prior to the Effective Dates of the Reorganization. Prior to the Effective Dates of the Reorganization, officers of the Gradison Funds were also officers of McDonald.

6. Capital Share Transactions:

Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):

                                        U.S. Government Obligations Fund

                                            Year           Year
                                            Ended          Ended
                                            October 31,    October 31,
                                            1999           1998

Capital and Share Transactions:
Investor Shares:
Proceeds from shares issued                    901,949      1,048,740
Dividends reinvested                                21             22
Cost of shares redeemed                     (1,086,810)      (933,795)

Total                                         (184,840)       114,967


Select Shares:
Proceeds from shares issued                  3,085,952      3,183,081
Dividends reinvested                            60,036         57,576
Cost of shares redeemed                     (2,934,450)    (2,874,230)

Total                                          211,538        366,427

                                      Fund For Income           National Municipal Bond Fund

                                  Ten Months     Year           Year           Year
                                  Ended          Ended          Ended          Ended
                                  October 31,    December 31,   October 31,    October 31,
                                  1999           1998           1999           1998

Capital Transactions:
Class A Shares:
Proceeds from shares issued       $ 16,785             --       $ 11,987       $ 16,834
Proceeds from shares issued in
  connection with acquisition       33,350             --             --             --
Dividends reinvested                   821             --          2,014          1,607
Cost of shares redeemed             (8,309)            --        (20,612)       (20,804)

Total                             $ 42,647             --       $ (6,611)      $ (2,363)

Class B Shares:
Proceeds from shares issued             --             --       $    784       $    646
Dividends reinvested                    --             --            121             61
Cost of shares redeemed                 --             --           (754)          (688)

Total                                   --             --       $    151       $     19

Class G Shares:
Proceeds from shares issued       $ 86,968       $ 52,319             --             --
Dividends reinvested                 8,370          7,552             --             --
Cost of shares redeemed            (55,719)       (57,385)            --             --

Total                             $ 39,619       $  2,486             --             --

Share Transactions:
Class A Shares:
Issued                               1,301             --          1,132          1,576
Issued in connection
  with acquisition                   2,426             --             --             --
Reinvested                              64             --            191            150
Redeemed                              (642)            --         (1,962)        (1,932)

Total                                3,149             --           (639)          (206)

Class B Shares:
Issued                                  --             --             73             60
Reinvested                              --             --             11              6
Redeemed                                --             --            (72)           (65)

Total                                   --             --             12              1

Class G Shares:
Issued                               6,704          3,958             --             --
Reinvested                             647            572             --             --
Redeemed                            (4,293)        (4,338)            --             --

Total                                3,058            192             --             --


                                  New York Tax-Free Fund        Ohio Municipal Bond Fund      Balanced Fund

                                  Year           Year           Year           Year           Year           Year
                                  Ended          Ended          Ended          Ended          Ended          Ended
                                  October 31,    October 31,    October 31,    October 31,    October 31,    October 31,
                                  1999           1998           1999           1998           1999           1998

Capital Transactions:
Class A Shares:
Proceeds from shares issued       $ 3,414        $ 5,992        $ 15,845       $ 16,324       $ 54,573       $ 93,069
Dividends reinvested                  466            596           1,118            917         32,438         25,674
Cost of shares redeemed            (6,902)        (4,006)        (18,208)       (14,725)       (96,089)       (65,050)

Total                             $(3,022)       $ 2,582        $ (1,245)      $  2,516       $ (9,078)      $ 53,693

Class B Shares:
Proceeds from shares issued       $   679        $ 1,103              --            --        $  5,337       $  2,906
Dividends reinvested                  117            122              --            --             517            243
Cost of shares redeemed              (729)          (548)             --            --          (1,240)          (435)

Total                             $    67        $   677              --            --        $  4,614       $  2,714

Class G Shares:
Proceeds from shares issued            --             --        $ 24,863            --              --             --
Proceeds from shares issued
  in connection with acquisition       --             --         118,155            --              --             --
Dividends reinvested                   --             --           3,031            --              --             --
Cost of shares redeemed                --             --         (20,870)           --              --             --

Total                                  --             --        $125,179            --              --             --

Share Transactions:
Class A Shares:
Issued                                270            470           1,351         1,377           3,646          6,530
Reinvested                             37             47              96            78           2,212          1,880
Redeemed                             (544)          (315)         (1,569)       (1,243)         (6,414)        (4,599)

Total                                (237)           202            (122)          212            (556)         3,811

Class B Shares:
Issued                                 54             87              --            --             355            203
Reinvested                             10             10              --            --              35             18
Redeemed                              (59)           (43)             --            --             (84)           (30)

Total                                   5             54              --            --             306            191

Class G Shares:
Issued                                 --             --           2,162            --              --             --
Issued in connection
  with acquisition                     --             --          10,429            --              --             --
Reinvested                             --             --             266            --              --             --
Redeemed                               --             --          (1,818)           --              --             --

Total                                  --             --          11,039            --              --             --


                                  Diversified Stock Fund        Stock Index Fund              Special Value Fund

                                  Year           Year           Year           Year           Year           Year
                                  Ended          Ended          Ended          Ended          Ended          Ended
                                  October 31,    October 31,    October 31,    October 31,    October 31,    October 31,
                                  1999           1998           1999           1998           1999           1998

Capital Transactions:
Class A Shares:
Proceeds from shares issued       $ 268,453      $ 253,313      $ 185,881      $ 188,176      $  38,026      $  96,571
Proceeds from shares issued
  in connection with acquisition         --      $  86,317             --      $  46,866             --             --
Dividends reinvested                157,657         69,826         65,393         37,415         13,093         28,184
Cost of shares redeemed            (382,001)      (319,480)      (110,122)      (182,024)      (153,798)      (116,764)

Total                             $  44,109      $  89,976      $ 141,152      $  90,433      $(102,679)     $   7,991

Class B Shares:
Proceeds from shares issued       $  17,642      $  19,452             --             --      $     197      $   1,049
Dividends reinvested                 10,399          3,412             --             --             78            132
Cost of shares redeemed              (7,181)        (4,782)            --             --           (797)          (463)

Total                             $  20,860      $  18,082             --             --      $    (522)     $     718

Class G Shares:
Proceeds from shares issued       $  41,251             --      $   9,408             --             --             --
Proceeds from shares issued
  in connection with acquisition     60,016             --             --             --             --             --
Dividends reinvested                      4             --             17             --             --             --
Cost of shares redeemed             (14,110)            --           (228)            --             --             --

Total                             $  87,161             --      $   9,197             --             --             --

Share Transactions:
Class A Shares:
Issued                               15,244         15,605          8,410          9,549          2,788          6,124
Issued in connection
  with acquisition                       --          4,725             --          2,272             --             --
Reinvested                           10,267          4,198          3,318          2,000            987          1,804
Redeemed                            (21,736)       (17,944)        (4,966)        (8,801)       (11,468)        (7,676)

Total                                 3,775          6,584          6,762          5,020         (7,693)           252

Class B Shares:
Issued                                1,040          1,088             --             --             15             66
Reinvested                              690            208             --             --              6              9
Redeemed                               (417)          (271)            --             --            (62)           (30)

Total                                 1,313          1,025             --             --            (41)            45

Class G Shares:
Issued                                2,250             --            409             --             --             --
Issued in connection
  with acquisition                    4,456             --             --             --             --             --
Reinvested                               --             --              1             --             --             --
Redeemed                               (768)            --            (10)            --             --             --

Total                                 5,938             --            400             --             --             --


                                    Ohio Regional                  Small Company                 International
                                      Stock Fund                 Opportunity Fund                 Growth Fund

                                  Year           Year           Seven Months   Year           Year           Year
                                  Ended          Ended          Ended          Ended          Ended          Ended
                                  October 31,    October 31,    October 31,    March 31,      October 31,    October 31,
                                  1999           1998           1999           1999           1999           1998

Capital Transactions:
Class A Shares:
Proceeds from shares issued       $  3,687       $  8,735       $ 10,585       $  71,034      $ 148,118      $ 191,799
Dividends reinvested                 3,491          3,503             --              --          3,177          4,023
Cost of shares redeemed            (18,698)       (17,668)       (24,871)           (609)      (167,989)      (169,227)

Total                             $(11,520)      $ (5,430)      $(14,286)      $  70,425      $ (16,694)     $  26,595

Class B Shares:
Proceeds from shares issued       $     17       $    386             --              --      $     213      $     186
Dividends reinvested                   119             72             --              --             15             11
Cost of shares redeemed               (222)           (25)            --              --            (51)           (13)

Total                             $    (86)      $    433             --              --      $     177      $     184

Class G Shares:
Proceeds from shares issued             --             --       $ 22,908       $  92,797      $   2,964             --
Proceeds from shares issued
  in connection with acquisition        --             --             --          70,516         29,076             --
Dividends reinvested                    --             --             --           7,587             --             --
Cost of shares redeemed                 --             --        (46,175)       (174,974)        (4,443)            --

Total                                   --             --       $(23,267)      $  (4,074)     $  27,597             --

Share Transactions:
Class A Shares:
Issued                                 200            382            476           3,150         10,428         14,282
Reinvested                             186            160             --              --            227            324
Redeemed                            (1,018)          (806)        (1,147)            (30)       (11,813)       (12,386)

Total                                 (632)          (264)          (671)          3,120         (1,158)         2,220

Class B Shares:
Issued                                   1             17             --              --             16             13
Reinvested                               7              3             --              --              1              1
Redeemed                               (13)            (1)            --              --             (4)            (1)

Total                                   (5)            19             --              --             13             13

Class G Shares:
Issued                                  --             --          1,036           3,794            201             --
Issued in connection
  with acquisition                      --             --             --           3,124          2,363             --
Reinvested                              --             --             --             305             --             --
Redeemed                                --             --         (2,098)         (7,449)          (299)            --

Total                                   --             --         (1,062)           (226)         2,265             --


7. Concentration of Credit Risk:

The Ohio Municipal Money Market Fund, New York Tax-Free Fund, and Ohio Municipal Bond Fund invest primarily in municipal debt obligations issued by the respective states and their political subdivisions, agencies and public authorities to obtain funds for various public purposes, and the Ohio Regional Stock Fund invests in equity securities issued by companies domiciled in Ohio. These Funds are more susceptible to economic and political factors which might adversely affect municipalities and companies within those states than are other types of funds which are not geographically concentrated to the same extent.

8. Federal Income Tax Information (Unaudited):

For the taxable year ended October 31, 1999, a portion of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                    Qualified Dividend Income

Balanced Fund                               36.21%
Convertible Securities Fund                 37.94%
Value Fund                                 100.00%
Lakefront Fund                              42.30%
Established Value Fund                      39.83%
Diversified Stock Fund                      44.95%
Stock Index Fund                            45.39%
Special Value Fund                         100.00%
Ohio Regional Stock Fund                   100.00%

Exempt-interest dividends are as follows for the year ended October 31, 1999 (amounts in thousands):

Tax-Free Money Market Fund                 $16,862
Ohio Municipal Money Market Fund            23,878
National Municipal Bond Fund                 1,758
New York Tax-Free Bond Fund                    871
Ohio Municipal Bond Fund                     6,426

During the year ended October 31, 1999, the following Funds paid long-term capital gain distributions (amounts in thousands):

Intermediate Income Fund                   $   298
National Municipal Bond Fund                   317
Ohio Municipal Bond Fund                       218
Balanced Fund                               23,694
Convertible Securities Fund                    213
Value Fund                                  85,590
Lakefront Fund                                 107
Diversified Stock Fund                     177,828
Stock Index Fund                            58,555
Growth Fund                                 22,258
Special Value Fund                          14,036
Ohio Regional Stock Fund                     4,990
International Growth Fund                    4,776

As of October 31, 1999, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                                       Amount         Expires

Prime Obligations Fund                 $   11         2007
Tax-Free Money Market Fund                  4         2006
Tax-Free Money Market Fund                 27         2007
Ohio Municipal Money Market Fund            5         2007
Limited Term Income Fund                1,335         2002
Limited Term Income Fund                  553         2003
Limited Term Income Fund                  906         2005
Limited Term Income Fund                1,116         2007
Intermediate Income Fund                5,229         2007
Fund for Income                           585         2001
Fund for Income                         5,491         2002
Fund for Income                           864         2003
Fund for Income                            62         2004
Fund for Income                           606         2007
Government Mortgage Fund                  698         2002
Government Mortgage Fund                  109         2005
Government Mortgage Fund                2,523         2007
Investment Quality Bond Fund            3,961         2002
Investment Quality Bond Fund            6,428         2007
New York Tax-Free Bond Fund                 2         2006
New York Tax-Free Bond Fund                16         2007
Ohio Municipal Bond Fund                  497         2007
Real Estate Investment Fund               497         2006
Real Estate Investment Fund             1,400         2007
Small Company Opportunity Fund*         6,164         2006
Small Company Opportunity Fund            701         2007



* This loss cannot be used to offset future gains attributable to unrealized appreciation of securities held by the Gradison Opportunity Value Fund at the time of the merger.

As of October 31, 1999, the following Fund has additional capital loss carryforwards subject to limitations on availability to offset future capital gains, if any, as the successor of a merger with the Government Bond Fund (amounts in thousands):

                                       Amount         Expires

Investment Quality Bond Fund           $2,498         2001
Investment Quality Bond Fund            2,760         2002
Investment Quality Bond Fund              755         2003
Investment Quality Bond Fund                6         2004

9. Voting Results of a Special Meeting of the Gradison Fund Shareholders (Unaudited):

A Special Meeting of Shareholders of the Gradison Funds was held on March 5, 1999. At the meeting, shareholders voted on the following matters with the following results as indicated below:

Proposal 1

To approve an Agreement and Plan of Reorganization and Termination pursuant to which the Gradison Funds will transfer all of their assets and liabilities solely in exchange (the "Exchange") for Class G Shares of the corresponding Victory Fund, as described above, under Reorganizations. The Gradison Government Income Fund will distribute Class G shares of the Victory Fund for Income received in the Exchange to its shareholders in an amount equal in net asset value to the shares of the Gradison Government Income Fund held by such shareholders as of the date of the Exchange, after which the Gradison Government Income Fund will be terminated. The Gradison Ohio Tax-Free Income Fund will distribute Class G shares of the Victory Ohio Municipal Bond Fund received in the Exchange to its shareholders in an amount equal in net asset value to the shares of the Gradison Ohio Income Tax-Free Fund held by such shareholders as of the date of the Exchange, after which the Gradison Ohio Tax-Free Income Fund will be terminated. The Gradison Growth & Income Fund will distribute Class G shares of the Victory Diversified Stock Fund received in the Exchange to its shareholders in an amount equal in net asset value to the shares of the Gradison Growth & Income Fund held by such shareholders as of the date of the Exchange, after which the Gradison Growth & Income Fund will be terminated. The Gradison Established Value Fund will distribute Class G shares of the Victory Established Value Fund received in the Exchange to its shareholders in an amount equal in net asset value to the shares of the Gradison Established Value Fund held by such shareholders as of the date of the Exchange, after which the Gradison Established Value Fund will be terminated. The Gradison International Fund will distribute Class G shares of the Victory International Growth Fund received in the Exchange to its shareholders in an amount equal in net asset value to the shares of the Gradison International Fund held by such shareholders as of the date of the Exchange, after which the Gradison International Fund will be terminated. The Gradison Opportunity Value Fund will distribute Class G shares of the Victory Small Company Opportunity Fund received in the Exchange to its shareholders in an amount equal in net asset value to the shares of the Gradison Opportunity Value Fund held by such shareholders as of the date of the Exchange, after which the Gradison Opportunity Value Fund will be terminated.

                                               For        Against    Abstain

Gradison Government Income Fund             6,214,681      77,025    298,638
Gradison Ohio Tax-Free Income Fund          5,030,214      86,171    564,500
Gradison Growth & Income Fund               1,221,905      21,962     91,427
Gradison Established Value Fund             9,150,642     220,771    392,960
Gradison International Fund                   968,785      19,521    127,248
Gradison Opportunity Value Fund             3,401,280     146,661    165,906


Proposal 2

To approve a new Investment Advisory Agreement between each respective Gradison Trust, on behalf of each of the Gradison Funds, and McDonald Investments, Inc. because the merger of McDonald's corporate parent with KeyCorp caused the previous agreement to terminate.

                                               For        Against    Abstain

Gradison Government Income Fund             6,226,902      84,278    281,293
Gradison Ohio Tax-Free Income Fund          5,230,950      48,062    401,873
Gradison Growth & Income Fund               1,221,805      20,081     93,408
Gradison Established Value Fund             9,013,177     209,306    393,279
Gradison International Fund                   970,690      19,848    125,017
Gradison Opportunity Value Fund             3,384,334     156,140    166,780


Proposal 3

To approve a new Investment Sub-Advisory Agreement between the McDonald Investments Inc. and Blairlogie Capital Management because the merger of McDonald's corporate parent with KeyCorp and the unrelated sale of a controlling interest in Blairlogie caused the previous agreement to terminate.

                                               For       Against     Abstain

Gradison International Fund                 1,071,189      18,670     25,696

10. Subsequent Events:

At a meeting held on December 1, 1999, the Board of Directors of the Trust approved the transfer of all the assets and liabilities of The Ohio Regional Stock Fund and The Government Mortgage Fund (collectively, the "Transferor Funds") into The Established Value Fund and The Fund For Income (collectively, the "Survivor Funds"), respectively. All Class A Shares and Class B Shares of the Transferor Funds will be transferred into Class A Shares of the respective Survivor Funds. Additionally, the Board of Directors of the Trust approved the transfer of all the assets and liabilities of Class B Shares into existing Class A Shares for The Balanced Fund, The Special Value Fund, The National Municipal Bond Fund, The New York Tax-Free Fund and The Ohio Municipal Bond Fund. These transfers are expected to occur during the second quarter of the calendar year 2000.

As of December 1, 1999, The Value Fund, The Growth Fund, The Convertible Securities Fund, The Real Estate Investment Fund, The Intermediate Income Fund, The Investment Quality Bond Fund, The Balanced Fund, The Special Value Fund, The National Municipal Bond Fund and The New York Tax-Free Fund were authorized to issue an additional class of shares: Class G Shares. As of December 15, 1999, the Trust will discontinue the sale of Class B Shares except for Diversified Stock Fund, and except for certain transactions of existing shareholders prior to the transfer of Class B assets and liabilities into Class A Shares as described above.

Distributions of short-term and long-term capital gains were declared and paid November 19, 1999 to shareholders of record on November 18, 1999, as follows:

                                    Short-Term    Long-Term
                                    Capital       Capital
                                    Gain          Gain         Total
                                    (per share)   (per share)  (per share)

National Municipal Bond Fund        $0.0447       $0.0017      $0.0464
Balanced Fund                            --        1.2264       1.2264
Convertible Securities Fund          0.2774        0.3565       0.6339
Value Fund                               --        2.1480       2.1480
Lakefront Fund                           --        0.3624       0.3624
Established Value Fund               1.0806        3.0214       4.1020
Diversified Stock Fund               0.7819        2.0478       2.8297
Stock Index Fund                     0.2642        0.5155       0.7797
Growth Fund                              --        1.2349       1.2349
Special Value Fund                   0.1600        0.5889       0.7489
Ohio Regional Stock Fund             0.0289        6.1190       6.1479
International Growth Fund            0.2405        1.5961       1.8366

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of The Victory Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Victory Portfolios (comprising, respectively, the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Fund For Income, Government Mortgage Fund, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Convertible Securities Fund, Real Estate Investment Fund, Value Fund, Lakefront Fund, Established Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Ohio Regional Stock Fund, Small Company Opportunity Fund, and International Growth Fund) at October 31, 1999, the results of each of their operations for the period then ended, the changes in each of their net assets for the periods presented, and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and verification by examination of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The Fund for Income's financial statements for the year ended December 31, 1998 and its financial highlights for each of the years in the period ended December 31,1998 were audited by other auditors, whose report dated January 28, 1999, expressed an unqualified opinion on those financial statements and financial highlights. The National Municipal Bond Fund's financial highlights for the year ended April 30, 1995 were audited by other auditors, whose report dated June 20, 1995 expressed an unqualified opinion on those financial highlights. The Established Value Fund and the Small Company Opportunity Funds' financial statements and financial highlights for each of the periods presented through March 31, 1999 were audited by other auditors, whose report dated April 28, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP

Columbus, Ohio
December 16, 1999

219

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

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